    As filed with the Securities and Exchange Commission on March 15, 2006
                                           1933 Act Registration No. 333-131635

================================================================================
                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                  Form N-14AE

                       REGISTRATION STATEMENT UNDER THE
                            SECURITIES ACT OF 1933


                 [_]  Pre-Effective       [X]  Post-Effective
                      Amendment No.            Amendment No. 1


                               -----------------

                        METROPOLITAN SERIES FUND, INC.*
              [Exact Name of Registrant as Specified in Charter]

                               -----------------

                Area Code and Telephone Number: (617) 578-3104

                              501 Boylston Street
                          Boston, Massachusetts 02116
                   (Address of Principal Executive Offices)

                               -----------------

                            John L. Lipscomb, Esq.
                 Executive Vice President and General Counsel
                              MetLife Group, Inc.
                                1 MetLife Plaza
                           27-01 Queens Plaza North
                       Long Island City, New York 11101

                                   Copy to:

                                Thomas M. Lenz
                             MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                    (Name and Address of Agent for Service)

                       Copies of All Correspondence to:
                              John M. Loder, Esq.
                               Ropes & Gray LLP
                             1 International Place
                          Boston, Massachusetts 02110

                               -----------------


   It is proposed that this filing will become effective:

   [X] immediately on filing pursuant to paragraph (b)
   [_] on ____ pursuant to paragraph (b)
   [_] 60 days after filing pursuant to paragraph (a)(1)
   [_] on ____ pursuant to paragraph (a)(1)
   [_] 75 days after filing pursuant to paragraph (a)(2)
   [_] on ____ pursuant to paragraph (a)(2) of Rule 485
   [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


   * On behalf of its Western Asset Management High Yield Bond Portfolio.

================================================================================

                             HIGH YIELD BOND TRUST
                                 ONE CITYPLACE
                          Hartford, Connecticut 06103
                                 March 9, 2006

Dear Contract Owner:


   As an Owner of a variable annuity or variable life insurance contract (the "Contract") issued by The Travelers Insurance Company, The Travelers Life and Annuity Company, Citicorp Life Insurance Company and First Citicorp Life Insurance Company (each an "Insurance Company"), you have the right to instruct the Insurance Company how to vote certain shares of High Yield Bond Trust ("High Yield Bond") at a Special Meeting of Shareholders to be held on April 12, 2006. Although you are not directly a shareholder of High Yield Bond, some or all of your Contract value is invested, as provided by your Contract, in High Yield Bond. Accordingly, you have the right under your Contract to instruct the Insurance Company how to vote High Yield Bond's shares that are attributable to your Contract at the Special Meeting. Before the Special Meeting, I would like your vote on the important proposal described in the accompanying Prospectus/Proxy Statement.

   The Prospectus/Proxy Statement describes the proposed reorganization of High Yield Bond. The proposed reorganization is part of a restructuring designed to streamline and rationalize the investment offerings that serve as funding vehicles for insurance contracts issued by affiliates of Metropolitan Life Insurance Company. All of the assets of High Yield Bond would be acquired by Western Asset Management High Yield Bond Portfolio ("WA High Yield Bond"), a newly-organized series of Metropolitan Series Fund, Inc., in exchange for shares of WA High Yield Bond and the assumption by WA High Yield Bond of the liabilities of High Yield Bond. High Yield Bond's and WA High Yield Bond's investment objective and investment strategies will be substantially similar following the reorganization.

   You will receive Class A shares of WA High Yield Bond having an aggregate net asset value equal to the aggregate net asset value of your shares in High Yield Bond. For federal income tax purposes, the transaction is expected to be a non-taxable event for shareholders and Owners.

   The Board of Trustees of High Yield Bond Trust has approved the proposal for High Yield Bond and recommends that you instruct the Insurance Company to vote FOR the proposal.


   I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the meeting, you may give your voting instructions in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed voting instructions form in the enclosed postage-paid envelope. You may also transmit your voting instructions through the Internet. Instructions on how to complete the voting instructions form or vote through the Internet are included immediately after the Notice of Special Meeting.

   If you have any questions about the voting instructions form, please call the High Yield Bond at 1-800-842-9368. If we do not receive your completed voting instructions form or your Internet vote within several weeks, you may be contacted by Computershare Fund Services, our proxy solicitor, who will remind you to pass on your voting instructions.


   Thank you for taking this matter seriously and participating in this important process.

                                             Sincerely,

                                             /s/ Elizabeth M. Forget
                                             ----------------------------------
                                             Elizabeth M. Forget
                                             President
                                             High Yield Bond Trust

                             HIGH YIELD BOND TRUST
                                 One Cityplace
                          Hartford, Connecticut 06103

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on April 12, 2006


To the Shareholders of High Yield Bond Trust, a Massachusetts business trust:

   NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the High Yield Bond Trust ("High Yield Bond") will be held at the offices of Met Investors Series Trust, 260 Madison Avenue, 10th Floor, New York, New York 10016 on April 12, 2006 at 10:00 a.m. Eastern time and any adjournments thereof (the "Special Meeting") for the following purpose:

    1. TO BE VOTED ON BY THE SHAREHOLDERS OF HIGH YIELD BOND: To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of High Yield Bond by Western Asset Management High Yield Bond Portfolio ("WA High Yield Bond") of Metropolitan Series Fund, Inc., in exchange for shares of WA High Yield Bond and the assumption by WA High Yield Bond of the liabilities of High Yield Bond. The Plan also provides for distribution of the shares of WA High Yield Bond to shareholders of High Yield Bond in liquidation and subsequent termination of High Yield Bond. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of High Yield Bond.

   The Board of Trustees of High Yield Bond has fixed the close of business on January 31, 2006 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.


                                             By order of the Board of Trustees

                                             /s/ Paul G. Cellupica
                                             SECRETARY

March 9, 2006

CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO INTERNET VOTING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE VOTING INSTRUCTIONS FORM ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT THE FORM BE RETURNED PROMPTLY.

               INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORM

   The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your voting instructions form properly.

    1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the voting instructions form.

    2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

    3. ALL OTHER ACCOUNTS: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                        VALID SIGNATURE
------------                                        ---------------

CORPORATE ACCOUNTS
------------------

(1) ABC Corp....................................... ABC Corp.

(2) ABC Corp....................................... John Doe, Treasurer

(3) ABC Corp.
    c/o John Doe, Treasurer........................ John Doe

(4) ABC Corp. Profit Sharing Plan.................. John Doe, Trustee

TRUST ACCOUNTS
--------------

(1) ABC Trust ..................................... Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee
    u/t/d 12/28/78 ................................ Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
----------------------------

(1) John B. Smith, Cust.
    f/b/o John B. Smith, Jr. UGMA.................. John B. Smith

(2) Estate of John B. Smith........................ John B. Smith, Jr., Executor

INSTRUCTIONS FOR VOTING OVER THE INTERNET

To vote your voting instructions form via the Internet follow the four easy steps below.

1. Read the accompanying proxy information and voting instructions form.

2. Go to https://vote.proxy-direct.com.

3. Enter the 14-digit "CONTROL NO." from your voting instructions form.

4. Follow the simple online instructions.

You do not need to return your voting instructions form if you vote via the Internet.

                    ACQUISITION OF ASSETS AND LIABILITIES OF

                              HIGH YIELD BOND TRUST
                                  One Cityplace
                           Hartford, Connecticut 06103
                                 (800) 842-9368

                        BY AND IN EXCHANGE FOR SHARES OF

                 WESTERN ASSET MANAGEMENT HIGH YIELD BOND PORTFOLIO
                                   a series of
                          METROPOLITAN SERIES FUND, INC.
                               501 Boylston Street
                           Boston, Massachusetts 02116
                                 (800) 638-7732

                           PROSPECTUS/PROXY STATEMENT

                               DATED MARCH 9, 2006

          This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization which will be submitted to shareholders of High Yield Bond Trust ("High Yield Bond"), for consideration at a Special Meeting of Shareholders to be held on April 12, 2006 at 10:00 a.m. Eastern time at the offices of Met Investors Series Trust, 260 Madison Avenue, 10th Floor, New York, New York 10016, and any adjournments thereof (the "Meeting").

                                     GENERAL

          Subject to the approval of High Yield Bond's shareholders, the Board of Trustees of High Yield Bond has approved the proposed reorganization of High Yield Bond into Western Asset Management High Yield Bond Portfolio ("WA High Yield Bond"), a series of Metropolitan Series Fund, Inc. (the "Fund"). WA High Yield Bond is a new series organized specifically to receive all the assets and carry on the business of High Yield Bond. High Yield Bond and WA High Yield Bond are sometimes referred to in this Prospectus/Proxy Statement individually as a "Portfolio" and collectively as the "Portfolios."

          The Travelers Insurance Company, The Travelers Life and Annuity Company, Citicorp Life Insurance Company and First Citicorp Life Insurance Company, (individually an "Insurance Company" and collectively the "Insurance Companies"), affiliates of Metropolitan Life Insurance Company, a New York life insurance company ("MetLife"), are the record owners of High Yield Bond's shares and at the Meeting will vote the shares of High Yield Bond held in their separate accounts.

          As an owner of a variable life insurance or annuity contract (a "Contract") issued by an Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of High Yield Bond that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of High Yield Bond, you have this right because some or all of your Contract value is invested, as provided by your Contract in High Yield Bond. For simplicity, in this Prospectus/Proxy Statement:

          . "Record Holder" of High Yield Bond refers to each Insurance Company which holds High Yield Bond's shares of record unless indicated otherwise in this Prospectus/Proxy Statement;

          . "shares" refers generally to your shares of beneficial interest in the Portfolio; and

          .    "shareholder" or "Contract Owner" refers to you.

          In the reorganization, all of the assets of High Yield Bond will be acquired by WA High Yield Bond in exchange for Class A shares of WA High Yield Bond and the assumption by WA High Yield Bond of the liabilities of High Yield Bond (the "Reorganization"). If the Reorganization is approved, Class A shares of WA High Yield Bond will be distributed to each Record Holder in liquidation of High Yield Bond and High Yield Bond will be terminated. You will then hold that number of full and fractional Class A shares of WA High Yield Bond which have an aggregate net asset value equal to the aggregate net asset value of your shares of High Yield Bond.

          High Yield Bond is a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). WA High Yield Bond is a new separate diversified series of the Fund, a Maryland corporation, which is also an open-end management investment company registered under the 1940 Act. Because WA High Yield Bond is newly organized, it has conducted no operations to date. The investment objective of High Yield Bond is identical to that of WA High Yield Bond, as follows:

     Portfolio       Investment Objective
     ---------       --------------------
High Yield Bond      High current income.
WA High Yield Bond   High current income.

          The investment strategies for High Yield Bond and WA High Yield Bond are substantially similar.

          This Prospectus/Proxy Statement explains concisely the information about WA High Yield Bond that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Portfolio and Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

Information about High Yield Bond:             How to Obtain this Information:
----------------------------------             -------------------------------
Prospectus of High Yield Bond, dated May       Copies are available upon request
2, 2005                                        and without charge if you:

Statement of Additional Information of High
Yield Bond, dated May 2, 2005, as
supplemented on December 22, 2005                   .    Write to High Yield
                                                         Bond at the address
Annual Report of High Yield Bond for the                 listed on the cover
year ended December 31, 2005                             page of this
                                                         Prospectus/Proxy
                                                         Statement; or

                                                    .    Call (800) 842-9368
                                                         toll-free.

Information about the Reorganization:          How to Obtain this Information:
------------------------------------           ------------------------------
Statement of Additional Information dated      A copy is available upon request
March 9, 2006, which relates to this           and without charge if you:
Prospectus/Proxy Statement and the
Reorganization                                      .    Write to the Fund at
                                                         the address listed on
                                                         the cover page of this
                                                         Prospectus/Proxy
                                                         Statement; or

                                                    .    Call (800) 638-7732
                                                         toll-free.

          You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549, or the regional offices of the SEC located at 233 Broadway, New York, N.Y. 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, I.L. 60604. Information on the operation of the Public Reference Branch may be obtained by calling (202) 551-5850.

          Information relating to High Yield Bond contained in the Prospectus of High Yield Bond dated May 2, 2005 (SEC File No. 811-3428) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) The Statement of Additional Information dated March 9, 2006 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of High Yield Bond for the year ended December 31, 2005, is incorporated by reference in its entirety in this document. WA High Yield Bond is newly formed and will not commence operations until consummation of the Reorganization.

--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

          AN INVESTMENT IN WA HIGH YIELD BOND THROUGH A CONTRACT:

          .    is not a deposit of, or guaranteed by, any bank

          . is not insured by the FDIC, the Federal Reserve Board or any other government agency

          .    is not endorsed by any bank or government agency

          . involves investment risk, including possible loss of the purchase payment of your original investment

                                TABLE OF CONTENTS


                                                                                     Page
                                                                                     ----
SUMMARY...........................................................................      6
   Why is the Reorganization being proposed?......................................      6
   What are the key features of the Reorganization?...............................      6
   After the Reorganization, what shares of WA High Yield Bond will I own?........      6
   How will the Reorganization affect me?.........................................      7
   Will I be able to purchase and redeem shares, change my investment options,
   annuitize and receive distributions the same way?..............................      7
   How do the Trustees recommend that I vote?.....................................      7
   How do the Portfolios' investment objectives, principal investment
   strategies and risks compare?..................................................      8
   How do the Portfolios' fees and expenses compare?..............................     10
   How do the Portfolios' performance records compare?............................     12
   Who will be the investment adviser of my Portfolio after the Reorganization?...     13
   What will the management and advisory fees be after the Reorganization?........     14
   What will be the primary federal tax consequences of the Reorganization?.......     15
RISKS.............................................................................     16
   Are the risk factors for the Portfolios similar?...............................     16
   What are the primary risks of investing in each Portfolio?.....................     16
   Are there any other risks of investing in each Portfolio?......................     18
INFORMATION ABOUT THE REORGANIZATION..............................................     19
   Reasons for the Reorganization.................................................     19
   Agreement and Plan of Reorganization...........................................     20
   Federal Income Tax Consequences................................................     21
   Pro Forma Capitalization.......................................................     23
   Distribution of Shares.........................................................     24
   Purchase and Redemption Procedures.............................................     25
   Exchange Privileges............................................................     25
   Dividend Policy................................................................     25
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS...................................     26
   Form of Organization...........................................................     26
Capitalization....................................................................     26
   Shareholder Liability..........................................................     27
   Shareholder Meeting and Voting Rights..........................................     27
Liquidation.......................................................................     28
   Liability and Indemnification of Trustees/Directors............................     28
VOTING INFORMATION CONCERNING THE MEETING.........................................     29
   Shareholder Information........................................................     31
   Control Persons and Principal Holders of Securities............................     31
FINANCIAL STATEMENTS AND EXPERTS..................................................     32
LEGAL MATTERS.....................................................................     32
ADDITIONAL INFORMATION............................................................     32
OTHER BUSINESS....................................................................     41
EXHIBIT A Form of Agreement and Plan of Reorganization ........................         A-1

                                     SUMMARY

          THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES
              OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE
             INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE
          REORGANIZATION, YOU SHOULD READ THIS ENTIRE PROSPECTUS/PROXY
                           STATEMENT AND THE EXHIBITS.

          This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus and Statement of Additional Information relating to the Portfolio and the form of the Agreement and Plan of Reorganization ("Plan"), which is attached to this Prospectus/Proxy Statement as Exhibit A.

WHY IS THE REORGANIZATION BEING PROPOSED?

          The Reorganization is part of a restructuring designed to streamline and rationalize the investment offerings that serve as funding vehicles for insurance contracts issued by affiliates of Metropolitan Life Insurance Company. WA High Yield Bond will follow the investment objective and investment strategies of High Yield Bond. In addition, the total fund expenses of WA High Yield Bond, assuming the Reorganization is consummated, are anticipated to be equal to or lower than those of High Yield Bond. Therefore, the Trustees believe that the Reorganization is in the best interests of each Portfolio's shareholders.

WHAT ARE THE KEY FEATURES OF THE REORGANIZATION?

          The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

          . the transfer in-kind of all of the assets of High Yield Bond to WA High Yield Bond in exchange for Class A shares of WA High Yield Bond;

          . the assumption by WA High Yield Bond of all of the liabilities of High Yield Bond;

          . the liquidation of High Yield Bond by distribution of Class A shares of WA High Yield Bond to High Yield Bond's Record Holders; and

          . the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

          The Reorganization is expected to be completed on or about May 1, 2006.

AFTER THE REORGANIZATION, WHAT SHARES OF WA HIGH YIELD BOND WILL I OWN?

          If you own shares of High Yield Bond, you will own Class A shares of WA High Yield Bond.

          The new shares you receive will have the same total value as your shares of High Yield Bond, as of the close of business on the day immediately prior to the Reorganization.

HOW WILL THE REORGANIZATION AFFECT ME?

          It is anticipated that the Reorganization will benefit you as follows, although no assurance can be given that the Reorganization will result in any such benefits:

          . POTENTIAL COST SAVINGS: After the Reorganization, High Yield Bond's shareholders may benefit from lower fund operating expenses. High Yield Bond's total operating expenses at current asset levels are 0.61%. It is anticipated that WA High Yield Bond's total operating expenses will be 0.60%.

          The Reorganization will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganization. The Fund will sell its shares on a continuous basis at net asset value only to insurance companies and to employee benefit plans that are qualified plans under federal tax law. Each Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in WA High Yield Bond after the Reorganization. After the Reorganization your Contract values will depend on the performance of WA High Yield Bond rather than that of High Yield Bond. MetLife or one of its affiliates will bear the expenses incurred by High Yield Bond in connection with this Reorganization.

          Like High Yield Bond, WA High Yield Bond will declare and pay dividends from net investment income annually and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional Class A shares of WA High Yield Bond.

WILL I BE ABLE TO PURCHASE AND REDEEM SHARES, CHANGE MY INVESTMENT OPTIONS, ANNUITIZE AND RECEIVE DISTRIBUTIONS THE SAME WAY?

          The Reorganization will not affect your right to purchase and redeem shares, to change among the Insurance Company's separate account options, to annuitize, and to receive distributions as permitted by your Contract. After each Reorganization, you will be able under your current Contract to purchase additional Class A shares of WA High Yield Bond. For more information, see "Purchase and Redemption Procedures," "Exchange Privileges" and "Dividend Policy" below.

HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

          The Trustees of High Yield Bond, including the Trustees who are not "interested persons" (the "Disinterested Trustees"), as such term is defined in the 1940 Act, have concluded that the Reorganization would be in the best interest of the shareholders of High Yield Bond, and that their interests will not be diluted as a result of the Reorganization. Accordingly, the Trustees have submitted the Plans for the approval of the shareholders of High Yield Bond.

      THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

The Directors of the Fund, including those Directors who are not "interested persons" of the Fund (the "Independent Directors"), have also approved each Plan on behalf of WA High Yield Bond.

HOW DO THE PORTFOLIOS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?

          The investment objective of High Yield Bond and WA High Yield Bond are identical and their respective investment strategies are substantially similar. The investment objective of each Portfolio is non-fundamental, which means that it may be changed by vote of the Trustees or Directors, as the case may be, and without shareholder approval.

          The following tables summarize the investment objectives and principal investment strategies of High Yield Bond and WA High Yield Bond, as set forth in "Additional Information" below with respect to WA High Yield Bond and the Prospectus and Statement of Additional Information in the case of High Yield Bond.

                                 HIGH YIELD BOND

Investment Objective             High current income.


Principal Investment             The Portfolio normally invests at least 80% of
Strategies                       its assets in below investment grade bonds
                                 (also known as "junk bonds") and debt
                                 securities.

                                 There is no minimum acceptable rating for the Portfolio's investments and the Portfolio may purchase or hold securities in default.

                                 The Portfolio may invest in many different industries.

                                 The Portfolio may invest up to 20%, in the aggregate, of its assets in equity securities and foreign securities.

                                 The Portfolio may invest in zero coupon and payment-in-kind ("PIK") bonds.

                                 As of December 31, 2005, the average duration of the portfolio was 4.4 years.

                                 WA HIGH YIELD BOND

Investment Objective             High current income.


Principal Investment             The Portfolio normally invests at least 80% of
Strategies                       its assets in below investment grade bonds
                                 (also known as "junk bonds") and debt
                                 securities.

                                 There is no minimum acceptable rating for the Portfolio's investments and the Portfolio may purchase or hold securities in default.

                                 The Portfolio may invest in many different industries.

                                 The Portfolio may invest up to 20%, in the aggregate, of its assets in equity securities and foreign securities.

                                 The Portfolio may invest in zero coupon and payment-in-kind ("PIK") bonds.

                                 The Portfolio expects to maintain average portfolio duration of between 3 and 7 years. However, the Portfolio may invest in individual securities of any duration.

          Because the Portfolios have identical investment objectives and substantially similar strategies, they are subject to similar risks. The principal risks of investing in High Yield Bond and WA High Yield Bond include:

..    INTEREST RATE RISK - the value of investments in debt securities may decline when prevailing interest rates rise or increase when interest rates go down; due to the increasing difficulty of predicting changes in interest rates over longer periods of time, fixed income securities with longer maturities are more volatile than those with shorter maturities.

..    CREDIT RISK - the value of investments in debt securities may be adversely affected if an issuer fails to pay principal and interest on the obligation on a timely basis.

..    HIGH YIELD DEBT SECURITY RISK - lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. Lower rated securities are more subject to credit risk than higher rated securities. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities.

..    MARKET RISK - a Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. A Portfolio's investment performance may also be harmed by potentially rapid changes in the prices of equity securities.

..    FOREIGN SECURITIES RISK - Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject. These risks are increased for emerging market securities.

          Each Portfolio may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy may be inconsistent with the Portfolio's principal investment objective and strategies, and could result in lower returns and loss of market opportunities.

          For a detailed discussion of the Portfolio's risks, see the section entitled "Risks" below.

          The Portfolios have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectus and Statement of Additional Information relating to High Yield Bond, the "Additional Information" section below with respect to WA High Yield Bond and the Statement of Additional Information relating to this Prospectus/Proxy Statement.


          Because High Yield Bond and WA High Yield Bond have identical investment objectives and substantially similar investment strategies, it is not expected that the securities held by High Yield Bond will be sold in significant amounts in order to comply with the policies and investment practices of WA High Yield Bond in connection with the Reorganization.


HOW DO THE PORTFOLIOS' FEES AND EXPENSES COMPARE?

          High Yield Bond offers one class of shares. Upon commencement of operations, WA High Yield Bond will offer three classes of shares (Class A, Class B and Class E). Only WA High Yield Bond's Class A shares are involved in the Reorganization. You will not pay any initial or deferred sales charge in connection with the Reorganization.

          The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Portfolios. The table entitled "WA High Yield Bond Class A (Pro Forma)" shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

          The amounts for the shares of High Yield Bond set forth in the following tables and in the examples are based on the expenses for High Yield Bond for the year ended December 31, 2005. WA High Yield Bond is newly organized and has not commenced operations to date. The amounts for Class A shares of WA High Yield Bond (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of WA High Yield Bond would have been for the year ended December 31, 2005, had the Reorganization taken place as of January 1, 2005.

          The shares of the Portfolios are not charged any initial or deferred sales charge, or any other transaction fees.

THESE TABLES DO NOT REFLECT ANY FEES, EXPENSES AND WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

          Annual Portfolio Operating Expenses (expenses that are deducted from
          --------------------------------------------------------------------
          Portfolio assets)
          -----------------

                         High Yield    WA High Yield Bond
                            Bond*     Class A (Pro Forma)**
                         ----------   ---------------------
Management Fees             0.44%             0.48%
Distribution and            None              None
12b-1 Fees
Other Expenses              0.17%             0.12%
Total Annual Portfolio      0.61%             0.60%
Operating Expenses

* High Yield Bond has an expense cap agreement with its investment advisor to limit total operating expenses to 1.25%. This agreement can be terminated with 60 days' notice.

** For the period from inception through April 30, 2007, Met Life Advisers LLC has contractually agreed to an expense cap on total operating expenses of 1.25%.

          The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in High Yield Bond versus WA High Yield Bond (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. THE EXAMPLES ARE FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

          THE EXAMPLES DO NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

          EXAMPLES OF PORTFOLIO EXPENSES

                                 HIGH YIELD BOND
                                 ---------------

           One Year   Three Years   Five Years   Ten Years
           --------   -----------   ----------   ---------
              $62         $195         $340         $762

                        WA HIGH YIELD BOND (PRO FORMA)***
                        ---------------------------------

           One Year   Three Years   Five Years   Ten Years
           --------   -----------   ----------   ---------
Class A       $61         $192         $335        $750

HOW DO THE PORTFOLIOS' PERFORMANCE RECORDS COMPARE?

          The following charts show how High Yield Bond has performed in the past. WA High Yield Bond is newly formed and has no operational history. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

          PAST PERFORMANCE DOES NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

          WA High Yield Bond has been recently organized and has not yet engaged in any operations; consequently, it does not have an investment performance record. After the Reorganization, WA High Yield Bond, as the successor to High Yield Bond, will assume and publish the investment performance record of High Yield Bond.

          Year-by-Year Total Return (%)
          -----------------------------

         The charts below show the percentage gain or loss for the shares of High Yield Bond for the last ten calendar years.

          These charts should give you a general idea of the risks of investing in High Yield Bond by showing how the Portfolio's return has varied from year-to-year. These charts include the effects of Portfolio expenses. Total return amounts are based on the inception date of each Portfolio, which may have occurred before your Contract began; accordingly, your investment results may differ. Each Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

                                 HIGH YIELD BOND

16.05%   16.56%   6.56%   4.42%   0.27%   9.55%   4.57%   29.15%   8.75%   1.32%
------   ------   -----   -----   -----   -----   -----   ------   -----   -----
 96        97      98      99      00      01      02       03      04      05

                          High Quarter: 2nd 2003 +9.64%
                          Low Quarter: 3rd 2001 -4.27%

          The next set of tables lists the average annual total return of the shares of High Yield Bond for the past one, five and ten years (through December 31, 2005). These tables include the effects of Portfolio expenses and are intended to provide you with some indication of the risks of investing in each Portfolio by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

          Average Annual Total Return (for the period ended 12/31/2005)
          -------------------------------------------------------------

                             1 Year Ended   5 Years Ended   10 Years Ended
                               12/31/05        12/31/05        12/31/05
                             ------------   -------------   --------------

HIGH YIELD BOND                  1.32%          10.27%          9.49%
---------------
Credit Suisse First Boston
High Yield Index                 2.26%           9.82%          7.13%

                                   ----------

          The Credit Suisse First Boston High Yield Index is an index representative of the lower-rated debt (including non-convertible preferred stocks) investments in the Portfolio.

          For a detailed discussion of the manner of calculating total return, please see High Yield Bond's Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

         Important information about High Yield Bond is also contained in management's discussion of High Yield Bond's performance which appears in the most recent Annual Report of High Yield Bond.

WHO WILL BE THE INVESTMENT ADVISER OF MY PORTFOLIO AFTER THE REORGANIZATION? WHAT WILL THE MANAGEMENT AND ADVISORY FEES BE AFTER THE REORGANIZATION?

          Management of the Portfolios
          ----------------------------

          The overall management of High Yield Bond is the responsibility of, and is supervised by, the Board of Trustees of High Yield Bond. The overall management of WA High Yield Bond is the responsibility of, and is supervised by, the Board of Directors of the Fund.

          Board Members.
          --------------

          It is contemplated that upon consummation of the Reorganization, at least one of the Board members of High Yield Bond will serve as an Independent Board member of the Fund.

          Adviser
          -------

          MetLife Advisers LLC (the "Adviser") is the investment adviser for WA High Yield Bond. The Adviser has contracted with the Subadviser (as defined below) to make the day-to-day investment decisions for WA High Yield Bond. The Adviser is responsible for overseeing the Fund's subadvisers, including the Subadviser, and for making recommendations to the Fund's Board of Directors relating to hiring and replacing the Fund's subadvisers.

          Facts about the Adviser:

               .    The Adviser is an affiliate of MetLife.

               . The Adviser manages a family of investment portfolios sold primarily to separate accounts of MetLife and its affiliates to fund variable life insurance contracts and variable annuity certificates and contracts, with assets of approximately $29 billion as of December 31, 2005.

               . The Adviser is located at 501 Boylston Street, Boston, Massachusetts 02116.

          Subadviser
          ----------

          On February 1, 2006, the Board of Directors of the Fund approved a Subadvisory Agreement between the Adviser and Western Asset Management Company ("Western Asset") with respect to WA High Yield Bond. The Subadvisory Agreement is not subject to approval by shareholders of WA High Yield Bond and will become effective May 1, 2006. Prior to May 1, 2006, Salomon Brothers Asset Management, Inc. ("SBAM"), a subsidiary of Legg Mason, Inc., a financial services holding company, is the subadviser to High Yield Bond.

          Under the Subadvisory Agreement, Western Asset will become subadviser to WA High Yield Bond and will become responsible for the day-to-day management of WA High Yield Bond's investment operations under the oversight of the Adviser and the Fund's Board of Directors. Prior to May 1, 2006 and in connection with the transition of subadvisory responsibilities for High Yield Bond from SBAM to Western Asset, certain changes may be made with respect to the individuals at SBAM responsible for managing the Portfolio's investment portfolio.

          Facts about Western Asset:

          .    Western Asset was formed on January 20, 1982.

          . Western Asset is a wholly-owned subsidiary of Legg Mason, Inc., a financial services holding company.

          . Western Asset had assets under management of approximately $187 billion as of December 31, 2005.

          . Western Asset is located at 385 East Colorado Boulevard, Pasadena, California 91101.

          Management Fees
          ---------------

          WA High Yield Bond will pay the Adviser a monthly investment advisory fee at the annual rate of 0.54% of the Portfolio's average daily net assets up to $50 million and 0.43% of such assets over $50 million.

          The Adviser may, at its discretion, reduce or waive its fee or reimburse the Portfolio for certain of its other expenses in order to reduce the expense ratios. Unless otherwise agreed upon, the Adviser may also reduce or cease these voluntary waivers and reimbursements at any time.

          Subadvisory Fees
          ----------------

          Under the terms of the Subadvisory Agreement, the Subadviser is paid by the Adviser for providing subadvisory services to WA High Yield Bond at the annual rate of 0.40% of the Portfolio's average daily net assets. The Portfolio does not pay a fee to the Subadviser.

WHAT WILL BE THE PRIMARY FEDERAL TAX CONSEQUENCES OF THE REORGANIZATION?

          Prior to or at the completion of the Reorganization, High Yield Bond and WA High Yield Bond will have received an opinion from the law firm of Sullivan & Worcester LLP that the Reorganization has been structured so that no gain or loss will be recognized by High Yield Bond, or their Record Holders for federal income tax purposes as a result of receiving shares of WA High Yield Bond in connection with the Reorganization. The holding period and aggregate tax basis of the shares of WA High Yield Bond that are received by the Record Holders of High Yield Bond will be the same as the holding period and aggregate tax basis of the shares of High Yield Bond previously held by such Record Holders, provided that such shares of High Yield Bond are held as capital assets. In addition, the holding periods and tax bases of the assets of High Yield Bond in the hands of WA High Yield Bond as a result of the Reorganization will be the same as in the hands of High Yield Bond immediately prior to the Reorganization, and no gain or loss will be recognized by WA High Yield Bond upon the receipt of the assets of High

Yield Bond in exchange for shares of WA High Yield Bond and the assumption by WA High Yield Bond of High Yield Bond's liabilities. Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of either Reorganization.

RISKS

ARE THE RISK FACTORS FOR THE PORTFOLIOS SIMILAR?

          Yes. The risk factors are identical due to the identical objectives and substantially similar investment strategies of High Yield Bond and WA High Yield Bond. The risks of WA High Yield Bond are described in greater detail in the Portfolio's Prospectus.

WHAT ARE THE PRIMARY RISKS OF INVESTING IN EACH PORTFOLIO?

          An investment in each Portfolio is subject to certain risks. There is no assurance that investment performance of any Portfolio will be positive or that the Portfolios will meet their investment objectives. Loss of money is a risk of investing in any of these Portfolios. The following tables and discussions highlight the primary risks associated with an investment in each Portfolio.

                     Each of the Portfolios is subject to INTEREST RATE RISK.

HIGH YIELD BOND      Normally invests at least 80% the Portfolio's assets in
                     bonds and debt securities.

WA HIGH YIELD BOND   Normally invests at least 80% the Portfolio's assets in
                     bonds and debt securities.

          The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. Since your Portfolio invests a significant portion of its assets in debt securities and if interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities may rise.

         Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

                     Each of the Portfolios is subject to CREDIT RISK.

HIGH YIELD BOND      Normally invests at least 80% of the Portfolio's assets in below investment-grade bonds and debt securities, and may invest in unrated securities and securities in default.

WA HIGH YIELD BOND   Normally invests at least 80% of the Portfolio's assets in below investment-grade bonds and debt securities, and may invest in unrated securities and securities in default.

          The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. Since your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

                     Each of the Portfolios is subject to HIGH YIELD SECURITIES RISK.

HIGH YIELD BOND      Normally invests at least 80% of the Portfolio's assets in below investment-grade bonds and debt securities, and may invest in unrated securities and securities in default.

WA HIGH YIELD BOND   Normally invests at least 80% of the Portfolio's assets in below investment-grade bonds and debt securities, and may invest in unrated securities and securities in default.

          High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Subadviser may find it more difficult to sell these securities or may have to sell them at lower prices. You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

                     Each of the Portfolios is subject to MARKET RISK.

HIGH YIELD BOND      Normally invests at least 80% the Portfolio's assets in
                     bonds and debt securities.

WA HIGH YIELD BOND   Normally invests at least 80% the Portfolio's assets in
                     bonds and debt securities.

          A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Subadviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Subadviser overweights fixed income markets or industries where there are significant declines. The investment performance of a Portfolio that invests in equity securities could also be harmed by the potentially rapid changes in the prices of equity securities (volatility).

ARE THERE ANY OTHER RISKS OF INVESTING IN EACH PORTFOLIO?

          FOREIGN SECURITIES & EQUITIES RISK: Under normal circumstances, each Portfolio may invest up to 20% of its assets in equity securities. Each Portfolio may also invest in foreign securities. Investments in equity securities are subject to volatility because stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject. These risks are increased for emerging market securities.

          MORTGAGE DOLLAR ROLL TRANSACTION: WA HIGH YIELD BOND may also enter into mortgage dollar roll transaction to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools. The use of mortgage prepayment patterns on different mortgage pools. The use of mortgage dollar rolls may lead to a higher portfolio turnover which involves higher expenses.

          DERIVATIVES AND HEDGING RISK: Each Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities.

          ACTIVE TRADING RISK: The Portfolios may engage in active and frequent trading of Portfolio securities to achieve their principal investment objective. Frequent trading also increases brokerage and transaction costs, which could detract from a Portfolio's performance.

          ZERO COUPON AND PAYMENT-IN-KIND ("PIK") BOND RISKS: Each Portfolio may invest in zero coupon bonds and PIKs. Zero coupon bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds do not require the periodic payment of interest. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

          The proposed Reorganization is part of a restructuring designed to streamline and rationalize the investment offerings that serve as funding vehicles for insurance contracts issued by affiliates of Metropolitan Life Insurance Company. Reduction in the number of investment companies in the MetLife complex is an attempt to improve the operating efficiencies of High Yield Bond and the Fund's other portfolios.

          At a regular meeting held on January 25, 2006, all of the Trustees of High Yield Bond, including the Disinterested Trustees, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of High Yield Bond and that the interests of existing shareholders of High Yield Bond will not be diluted as a result of the transactions contemplated by the Reorganization.

          Before approving the Plan, the Trustees evaluated extensive information provided by the management of High Yield Bond and reviewed various factors about the Portfolios and the proposed Reorganization. The Trustees noted that WA High Yield Bond will have the same investment objective and substantially similar strategies as High Yield Bond. In addition, on a pro forma basis after the Reorganization, total operating expenses of WA High Yield Bond are anticipated to be 0.01% less than those of High Yield Bond.

          In addition, the Trustees considered, among other things:

          .    the terms and conditions of the Reorganization;

          . the fact that the Reorganization would not result in the dilution of shareholders' interests;

          . the effect of the Reorganization on the Contract Owners and the value of their Contracts;

          . the fact that High Yield Bond and WA High Yield Bond are currently managed by subsidiaries of Legg Mason, Inc.;

          . the fact that MetLife or one of its affiliates will bear the expenses incurred by High Yield Bond in connection with this Reorganization;

          . the benefits to shareholders, including operating efficiencies, which may be achieved from participating in the restructuring of the investment portfolios to be offered in connection with each Insurance Company's insurance and annuity products and to employee benefit plans;

          . the fact that WA High Yield Bond will assume all of the liabilities of High Yield Bond;

          . the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes; and

          . alternatives available to shareholders of High Yield Bond, including the ability to redeem their shares.

          During their consideration of the Reorganization, the Trustees of High Yield Bond consulted with counsel to the Independent Trustees regarding the legal issues involved.

          After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of High Yield Bond concluded that the Reorganization would be in the best interests of High Yield Bond and their shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of High Yield Bond for approval.

          The Directors of the Fund, including the Independent Directors, have also approved the Plan on behalf of WA High Yield Bond.

AGREEMENTS AND PLANS OF REORGANIZATION

          The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

          The Plan provides that all of the assets of High Yield Bond will be acquired by WA High Yield Bond in exchange for Class A shares of WA High Yield Bond and the assumption by WA High Yield Bond of all of the liabilities of High Yield Bond on or about May 1, 2006 or such other date as may be agreed upon by the parties (the "Closing Date"). High Yield Bond will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on the business day next preceding the Closing Date (the "Valuation Time").

          The number of full and fractional Class A shares of WA High Yield Bond to be received by the Record Holders of High Yield Bond will be determined by multiplying the number of outstanding shares of High Yield Bond by a factor which shall be computed by dividing the net asset value per share of the shares of High Yield Bond by the net asset value per share of the Class A shares of WA High Yield Bond. These computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

          State Street Bank and Trust Company, the custodian for each Portfolio, will compute the value of each Portfolio's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the "Additional Information" section below relating to WA High Yield Bond, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

          As soon after the Closing Date as conveniently practicable, High Yield Bond will liquidate and distribute pro rata to the Record Holders as of the close of business on the Closing Date the full and fractional shares of WA High Yield Bond received by High Yield Bond. The liquidation and distribution will be accomplished by the establishment of accounts in the names of High Yield Bond's Record Holders on WA High Yield Bond's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of WA High Yield Bond due to High Yield Bond's Record Holders. All issued and outstanding shares of High Yield Bond will be canceled. The shares of WA High Yield Bond to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of their affairs, High Yield Bond will be terminated.

          The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by High Yield Bond's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of High Yield Bond's shareholders, a Plan may be terminated (a) by the mutual agreement of High Yield Bond and WA High Yield Bond; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

          Whether or not the Reorganization is consummated MetLife will bear the expenses incurred in connection with the Reorganization.

          If High Yield Bond's shareholders do not approve the Reorganization, the Trustees will consider other possible courses of action in the best interests of shareholders.

FEDERAL INCOME TAX CONSEQUENCES

          For the purposes of this Federal Income Tax Consequences section, "Record Holder" refers to the separate accounts through which the Insurance Companies own shares of High Yield Bond. Each Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of a Reorganization. As a condition to the closing of a Reorganization, WA High Yield Bond and High Yield Bond, as applicable, will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S.

Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the
Reorganization:

     (1) The transfer of all of the assets of High Yield Bond solely in exchange for shares of WA High Yield Bond and the assumption by WA High Yield Bond of the liabilities of High Yield Bond followed by the distribution of WA High Yield Bond's shares to the Record Holders of High Yield Bond in dissolution and liquidation of High Yield Bond, will constitute a "reorganization" within the meaning of section 368(a) of the Code, and WA High Yield Bond and High Yield Bond will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

     (2) No gain or loss will be recognized by WA High Yield Bond upon the receipt of the assets of High Yield Bond solely in exchange for the shares of WA High Yield Bond and the assumption by WA High Yield Bond of the liabilities of High Yield Bond;

     (3) No gain or loss will be recognized by High Yield Bond on the transfer of its assets to WA High Yield Bond in exchange for WA High Yield Bond's shares and the assumption by WA High Yield Bond of the liabilities of High Yield Bond or upon the distribution (whether actual or constructive) of WA High Yield Bond's shares to High Yield Bond's Record Holders in exchange for their shares of High Yield Bond;

     (4) No gain or loss will be recognized by High Yield Bond's Record Holders upon the exchange of their shares of High Yield Bond for shares of WA High Yield Bond in liquidation of High Yield Bond;

     (5) The aggregate tax basis of the shares of WA High Yield Bond received by each Record Holder of High Yield Bond pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of High Yield Bond held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of WA High Yield Bond received by each Record Holder of High Yield Bond will include the period during which the shares of High Yield Bond exchanged therefore were held by such Record Holder (provided that the shares of High Yield Bond were held as a capital asset on the date of the Reorganization);

     (6) The tax basis of the assets of High Yield Bond acquired by WA High Yield Bond will be the same as the tax basis of such assets to High Yield Bond immediately prior to the Reorganization, and the holding period of such assets in the hands of WA High Yield Bond will include the period during which the assets were held by High Yield Bond; and

     (7) WA High Yield Bond will succeed to and take into account capital loss carryovers, if any, of High Yield Bond described in Section 381(c) of the Code. WA High Yield Bond will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

          Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If a Reorganization is consummated but does not qualify as a tax free reorganization under the Code, a Record Holder of High Yield Bond would recognize a taxable gain or loss equal to the difference between its tax basis in its Portfolio shares and the fair market value of the shares of WA High Yield Bond it received.

          WA High Yield Bond's utilization after the Reorganization of any pre-Reorganization losses realized by High Yield Bond to offset gains realized by WA High Yield Bond could be subject to limitation in future years.

PRO FORMA CAPITALIZATION


          The following table sets forth the capitalization of High Yield Bond and the capitalization of WA High Yield Bond on a pro forma basis as of January 31, 2006, giving effect to the proposed acquisition of assets at net asset value. As a newly created series of the Fund, WA High Yield Bond, immediately preceding the Closing Date, will have nominal assets and liabilities. The pro forma data reflects an exchange ratio of 1.00 Class A shares of WA High Yield Bond for each share of High Yield Bond.

                       CAPITALIZATION OF HIGH YIELD BOND AND
                           WA HIGH YIELD BOND (PRO FORMA)

                               AS OF JANUARY 31, 2006


                                HIGH       WA HIGH YIELD BOND
                                YIELD       PRO FORMA (AFTER
                                BOND         REORGANIZATION)
                            ------------   ------------------
Net Assets
Class A                     $117,704,946      $117,704,946
Net Asset Value Per Share
Class A                     $      10.16      $      10.16
Shares Outstanding
                            ------------
Class A                       11,509,229        11,509,229
                            ------------

          The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganization.

DISTRIBUTION OF SHARES

          All portfolios of the Fund mainly sell shares to the separate accounts of certain insurance companies as a funding vehicle for the Contracts offered by those insurance companies. Expenses of the Fund are passed through to the insurance companies' separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the insurance companies at the separate account level. The Fund may also offer shares to other separate accounts of other insurers if approved by the Board of Directors of the Fund.

          MetLife serves as the distributor for the Fund's shares. Under Distribution Agreements with the Fund, MetLife serves as the general distributor of shares of each class of the Fund's portfolios, including WA High Yield Bond, which are sold at the net asset value of such class without any sales charge. The offering of WA High Yield Bond's shares is continuous. Shares are offered for sale only to certain insurance company separate accounts and qualified plans. The Distribution Agreements do not obligate MetLife to sell a specific number of shares.

          WA High Yield Bond is currently authorized to issue three classes of shares: Class A, Class B and Class E. High Yield Bond currently offers only one undesignated class of shares. Each Class of WA High Yield Bond has a distribution agreement and bears its own distribution expenses, if any.

          In the proposed Reorganization, shareholders of High Yield Bond will receive Class A shares of WA High Yield Bond. Class A shares are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the Class A shares of WA High Yield Bond.

          In connection with the Reorganization, no sales charges will be imposed. Certain sales or other charges may be imposed by the Contracts for which WA High Yield Bond serves as an investment vehicle. More detailed descriptions of the Class A shares and the distribution arrangements applicable to this Class of shares are contained in the "Additional Information" section below relating to WA High Yield Bond.

PURCHASE AND REDEMPTION PROCEDURES

          The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of High Yield Bond. No fee is charged by High Yield Bond for selling (redeeming) shares. The Contract Prospectus describes whether an Insurance Company charges any fees for redeeming your interest in a Contract. High Yield Bond buys or sells shares at net asset value per share of the Portfolio for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

          MetLife and its affiliates place orders for the purchase or redemption of shares of WA High Yield Bond based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders are effected at the net asset value per share for each Portfolio determined on that same date, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Contract.

EXCHANGE PRIVILEGES

          The Contract Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by the Fund.

DIVIDEND POLICY

          High Yield Bond declares and distributes dividends from net investment income to the Insurance Company separate accounts annually and not to you, the Contract Owner. WA High Yield Bond annually pays as dividends substantially all of its net investment income (including any short-term gains). These distributions are in the form of additional shares of stock and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long- or short-term capital gains of each Portfolio, if any, are also declared and distributed once a year and reinvested in the Portfolio.

          High Yield has qualified, and WA High Yield Bond expects to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Portfolio must, among other things, distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that a Portfolio will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

          The operations of the Fund are governed by its Articles of Incorporation and By-Laws, and applicable Maryland law. The operations of High Yield Bond are governed by its Agreement and Declaration of Trust and By-Laws of the Trust, and applicable Massachusetts law. The Agreement and Declaration of Trust is referred to in this Prospectus/Proxy Statement as the "Declaration of Trust." As discussed below, certain of the differences between High Yield Bond and the Fund derive from provisions of the Trust's Declaration of Trust and By-Laws. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of the Fund's Articles of Incorporation and By-Laws, without charge, upon written or oral request to the Fund at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement.

FORM OF ORGANIZATION

          As noted above, the Fund is organized as a Maryland corporation, and High Yield Bond is organized as a Massachusetts business trust. The Fund and High Yield Bond are both open-end management investment companies registered with the SEC under the 1940 Act. The Fund is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of the Fund consist of WA High Yield Bond and other mutual funds of various asset classes; High Yield Bond does not have series. The Fund and High Yield Bond currently offer shares of their portfolios primarily to insurance company separate accounts to serve as investment vehicles for variable annuity, group annuity contracts and variable life insurance policies issued by certain insurance companies. High Yield Bond and the Fund also offer shares of their portfolios to qualified pension and retirement plans. Each is governed by its applicable Declaration of Trust or Articles of Incorporation, By-Laws, and a Board of Trustees/Directors, and by applicable Maryland or Massachusetts and federal law.

CAPITALIZATION

          The beneficial interests in High Yield Bond are represented by an unlimited number of transferable shares of beneficial interest with no par value per share. The beneficial interests in the Fund are represented by 4.75 billion common shares with a par value of $0.01 each, of one or more series.
The Articles of Incorporation of the Fund permit the Directors to allocate shares into one or more series, and classes thereof, with rights determined by the Directors, all without shareholder approval. Fractional shares may be issued by each Portfolio.

          Shares of High Yield Bond are each offered in one class and represent an equal proportionate interest in the Portfolio. Shares of WA High Yield Bond will be offered in three classes (Class A, Class B and Class E). Shares of the classes of WA High Yield Bond will represent an equal pro rata interest in the Portfolio and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each

Portfolio are entitled to receive dividends and other amounts as determined by the Trustees/Directors, as applicable. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio. Shareholders of each Portfolio vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

SHAREHOLDER LIABILITY

          Shareholders of High Yield Bond as shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable under the applicable state law for the obligations of High Yield Bond. However, the Declaration of Trust of High Yield Bond contains an express disclaimer of shareholder liability and requires notice of such disclaimer be given in each agreement entered into or executed by High Yield Bond or the Trustees or officers of High Yield Bond, as applicable. The Declaration of Trust also provides for shareholder indemnification out of the assets of High Yield Bond.

          Under Maryland law, shareholders of WA High Yield Bond have no personal liability as such for the acts or obligations of the Portfolio or the Fund, as the case may be.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

          Neither the Fund on behalf of WA High Yield Bond nor High Yield Bond is required to hold annual meetings of shareholders. However, in the case of High Yield Bond and the Fund, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Director must be called when requested in writing by the holders of at least 10% of the outstanding shares of High Yield Bond or the Fund, as applicable. Special meetings of High Yield Bond shall be called upon the written request of shareholders owning at least 25% of the outstanding shares entitled to vote. In addition, each of High Yield Bond and the Fund is required to call a meeting of shareholders for the purpose of electing Trustees/Directors if, at any time, less than a majority of the Trustees/Directors then holding office were elected by shareholders. Neither the Fund nor High Yield Bond currently intends to hold regular shareholder meetings. The By-Laws of the Fund require an annual meeting of shareholders only in years in which shareholder action is needed on the election of Directors. The Fund's By-Laws permit a special meeting of the shareholders to be called for any purpose by a majority of the Directors, the Chairman of the Board or the President of the Fund. Cumulative voting is not permitted in the election of Directors of the Fund or of Trustees of the Trust. Like shareholders of the Trust, shareholders of the Fund are also entitled, under the 1940 Act, to vote on certain matters specified in the 1940 Act.

          The By-Laws of the Fund provide that the holders of a majority of the shares outstanding and entitled to vote shall constitute a quorum for the transaction of business at any regular or special meeting of the Fund. Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to the Trust, 25% of the shares entitled to be cast present in person or by proxy constitutes a quorum for consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. Approval of a matter by the shareholders of the Fund generally requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. A Director of the Fund must be elected by the affirmative vote of a plurality of the votes cast by holders of shares entitled to vote in such election. For the Trust, when a quorum is present at a meeting, a majority (greater than 50%) of the shares present and entitled to vote is sufficient to act on a matter and a majority of the shares voted is required to elect a Trustee (unless a larger vote is required by the applicable governing documents or other law, including the 1940 Act). A Director of the Fund may be removed with or without cause by the shareholders holding a majority of the votes entitled to be cast at an election of Directors at a meeting of shareholders at which a quorum is present. A Trustee of High Yield Bond may be removed at a meeting of shareholders, duly called, by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

          Under the Declaration of Trust/Articles of Incorporation of High Yield Bond and the Fund, respectively, each whole share of beneficial interest or common stock of a Portfolio is entitled to one vote, and each fractional share is entitled to a proportionate vote, in each case irrespective of class.

LIQUIDATION

          In the event of liquidation of the Fund, the shareholders of each of the Fund's Portfolios that has been established and designated, including of WA High Yield Bond, shall be entitled to receive, as a group, the excess of the assets belonging to that Portfolio over the liabilities belonging to that Portfolio. The assets so distributable to the shareholders of any particular portfolio that has but a single class of outstanding shares will be distributed among such stockholders in proportion to the number of shares of that portfolio held by them and recorded on the books of the Fund. Any assets not readily identifiable as belonging to any particular portfolio will be allocated by or under the supervision of the Directors to and among any one or more of the portfolios established and designated. Any such allocation by the Directors is conclusive and binding for all purposes. In the event of the liquidation of the Trust, the same provisions discussed above would apply.

LIABILITY AND INDEMNIFICATION OF TRUSTEES/DIRECTORS

          Pursuant to Maryland law and its By-Laws, the Fund shall indemnify current and former Directors and officers of the Fund to the extent permitted or required by Maryland corporate law, provided, however, that other than for Directors and except as specifically required by Maryland corporate law, the Fund is required to indemnify or advance expenses only to the extent specifically approved by resolution of the Fund's Board of Directors. No indemnification or advance payment of expenses is provided to Directors or officers who engage in willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The By-Laws also provide that the Fund will not advance payment of legal expenses to a Director or officer unless the Director or officer undertakes to repay the advance unless (A) it is determined that such director or officer is entitled to the indemnification, and (B)(i) the Director or officer provides a security for the undertaking, (ii) the Fund is insured against losses arising from any unlawful advance, or (iii) a majority of a quorum of the disinterested non-party Directors, or an independent legal counsel by written opinion, determines that there is reason to believe that the person ultimately will be found to be entitled to the indemnification.

          Similarly, to protect the Trustees of High Yield Bond against liability, the Declaration of High Yield Bond provides that: (1) the Trustees shall not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, or any act or omission of any other Trustee; and (2) High Yield Bond shall indemnify each Trustee against all liabilities and expenses incurred by reason of being or having been a Trustee except with respect to any matter as to which such Trustee shall have been finally adjudicated not to have acted in good faith in the reasonable belief that such Trustee's action was in the best interests of the Trust. Furthermore, the Declaration of Trust provides that nothing in it protects a Trustee against any liability to High Yield Bond or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

          The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of High Yield Bond and the Articles of Incorporation of the Fund, their By-Laws and Massachusetts or Maryland law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust/Articles of Incorporation, By-Laws and Massachusetts or Maryland law directly for more complete information.

                    VOTING INFORMATION CONCERNING THE MEETING


          This Prospectus/Proxy Statement is being sent to shareholders of High Yield Bond in connection with a solicitation of voting instructions by the Trustees of the Trust, to be used at the Meeting to be held at 10:00 a.m. Eastern time, April 12, 2006, at the offices of Met Investors Series Trust, 260 Madison Avenue, 10th Floor, New York, New York, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of High Yield Bond on or about March 18, 2006.


          The Board of Trustees of High Yield Bond has fixed the close of business on January 31, 2006 as the record date (the "Record Date") for determining the shareholders of High Yield Bond entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Companies, through their separate accounts, own all of the shares of High Yield Bond, and are the Record Holders of the Portfolios at the close of business on the Record Date. Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of High Yield Bond. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of High Yield Bond for the Contract Owners of the Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

          The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of High Yield Bond held in a separate account with respect to that particular Contract. In voting for the Reorganization, each full share of High Yield Bond is entitled to one vote and any fractional share is entitled to a fractional vote.

          Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

          If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement, vote by the Internet or attend in person and provide your voting instructions to the Insurance Company. Guidelines on providing voting instructions are immediately after the Notice of Special Meeting.

          If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

          . Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR that proposed Reorganization and FOR any other matters deemed appropriate.

          Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate. Neither the SEC nor the Insurance Company requires any specific minimum percentage of Contract Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. The Insurance Company seeks to obtain a reasonable level of turnout given the particular voting trend. The Insurance Company may use various methods of encouraging Contract Owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract Owners may, in practice, determine whether an item passes or fails.

          Approval of the Reorganization will require the affirmative vote of at least two-thirds of the holders of the outstanding shares of High Yield Bond entitled to vote cast at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders entitled to cast at least 25% of the votes at any shareholders' meeting). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the Record Holders of High Yield Bond were the Insurance Companies. Since the Insurance Companies are the legal owners of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Declaration of Trust of the Trust.


          Voting instructions solicitations will be made primarily by mail, but beginning on or about March 25, 2006 voting instructions solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Travelers Asset Management International Company, its affiliates or other representatives of High Yield Bond

(who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by Computershare Fund Services, the Trust's proxy solicitor. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be borne by MetLife or one of its affiliates.

          If shareholders of High Yield Bond do not vote to approve the Reorganization, the Trustees of High Yield Bond will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve a Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

          A shareholder of High Yield Bond who objects to the proposed Reorganization will not be entitled under either Massachusetts law or the Declaration of Trust of High Yield Bond to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Contract Owners for federal income tax purposes. In addition, if a Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

          High Yield Bond does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of High Yield Bond at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by High Yield Bond in a reasonable period of time prior to that meeting.

          The votes of the shareholders of WA High Yield Bond are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

SHAREHOLDER INFORMATION


          The Record Holders of High Yield Bond at the close of business on January 31, 2006 (the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of High Yield Bond owned as of the Record Date. As of the Record Date, the total number of shares of High Yield Bond outstanding and entitled to vote was 1,592,481.


          As of January 31, 2006, the officers and Trustees/Directors of High Yield Bond and the Fund beneficially owned as a group less than 1% of the outstanding shares of High Yield Bond and WA High Yield Bond, respectively.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          On January 31, 2006, to the knowledge of the Trustees and management of the Trust, Citicorp Life Variable Annuity Separate Account, First Citicorp Life Annuity Separate Account, The Travelers Fund ABD for Variable Annuities, The Travelers Fund BD III for Variable Annuities, The Travelers Fund UL, The Travelers Fund UL III for Variable Life Insurance, The Travelers Separate Account Eleven for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Nine for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account QPN for Variable Annuities, TIC Separate Account Thirteen for Variable Annuities, TIC Variable Annuity Separate Account 2002, Travelers Fund U for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Fund UL II, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Separate Account Twelve for Variable Annuities, TLAC Separate Account Fourteen for Variable Annuities, and TLAC Variable Annuity Separate Account 2002 collectively owned 100% of the shares of High Yield Bond.

          Each Insurance Company has advised High Yield Bond and the Fund that as of January 31, 2006, there were no persons owning Contracts which would entitle them to instruct the Insurance Company with respect to more than 5% of the shares of High Yield Bond or WA High Yield Bond.

          As of the date of this Prospectus/Proxy Statement, 100% of the outstanding voting securities of the WA High Yield Bond (issued for organizational purposes) were owned by a separate account of MetLife. Therefore, as of the date of this Prospectus/Proxy Statement, MetLife, was presumed to be in control (as that term is defined in the 1940 Act) of the Fund.

                        FINANCIAL STATEMENTS AND EXPERTS

          The Annual Report of High Yield Bond, for the year ended as of December 31, 2005, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the
Registration Statement in reliance upon the report of                       ,
independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                  LEGAL MATTERS

          Certain legal matters concerning the issuance of shares of WA High Yield Bond will be passed upon by Ropes & Gray LLP.

                             ADDITIONAL INFORMATION

          High Yield Bond and the Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.


          The following additional information supplements information about the WA High Yield Bond contained elsewhere in the Prospectus/Proxy Statement.

OTHER INVESTMENT PRACTICES

          The Subadvisor's investment approach revolves around an investment outlook developed by a team of senior professionals that reviews developments in the economy and the markets and establishes a recommended portfolio structure, including targets for duration, yield curve exposure and sector allocation. The Subadvisor's investment team implements the strategy in a manner consistent with the investment policies of each account, using information on the relative credit strength, liquidity, issue structure, event risk, covenant protection and market valuation of available securities.

MORE INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

FIXED-INCOME SECURITIES

          Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder may receive less from the issuer than it paid for the security.

HIGH YIELD DEBT

          High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of LEVERAGE. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

MORTGAGE DOLLAR ROLL TRANSACTIONS. The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools. The use of mortgage dollar rolls may lead to a higher portfolio turnover which involves higher expenses.

FOREIGN SECURITIES

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

               REGULATION AND ACCESS TO INFORMATION. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

               REGIONAL AND NATIONAL RISK. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

               CURRENCY RISK. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. WAMCO may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, Western Asset cannot assure that these techniques will be effective.

               EMERGING MARKETS. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

HIGH YIELD, HIGH RISK FOREIGN SECURITIES

          The Portfolio may invest in high yield, high risk foreign securities. High yield, high risk foreign securities are typically issued by issuers in emerging market countries, and will therefore be subject to emerging market risks in addition to risks of foreign securities described above. Other risks may include high interest rates and under collateralization.

DERIVATIVES

          The Portfolio may use DERIVATIVES to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

          These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

ZERO (OR STEP) COUPONS. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

PAYMENT-IN-KIND (PIK) SECURITIES. The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

INVESTMENT ADVISORY SERVICES

          MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. The Portfolio pays MetLife Advisers an investment advisory fee as set forth in this Prospectus/Proxy. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Portfolio and MetLife Advisers pays each subadviser a subadvisory fee for such services. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. A wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

ADVISER/SUBADVISER RELATIONSHIP

          MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

          The exemptive order also permits MetLife Advisers to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

          The Portfolio may have a name and investment objectives that may be similar to certain publicly available mutual funds that are managed by the same subadviser. The Portfolio is not a publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolio, different fees and different sizes.

PURCHASE AND REDEMPTION OF SHARES

          Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

          The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares, Class D shares, Class E shares and Class F shares. Under the distribution and services plans, the Class B, Class D, Class E and Class F shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E and Class F shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund's distributor for sales commissions and other distribution costs allocable to the Portfolio. The fee under the distribution and services plans for each applicable class of a Portfolio's shares is calculated as a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares and 0.20% per year for the Class F shares. These fees will increase the cost of investing over time. However, shares of WA High Yield Bond will be offered in three classes: Class A, Class B and Class E.

MARKET TIMING

          The Fund's Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in any Portfolio and, to the Fund's knowledge, there are no arrangements currently in place that are designed to permit any contractowner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

          The Fund requires that the Insurance Company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contractowners. In addition, MetLife Advisers monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, MetLife Advisers believes (i) that a Portfolio's cashflows may reflect a pattern of market timing or (ii) that a Portfolio's cashflows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cashflow volatility (E.G., type of Portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate Insurance Company or Insurance Companies.

          If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Fund or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all contractowners of such separate account would no longer be able to make new investments in the Fund or the Portfolio. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE FUND'S ABILITY TO DETECT AND DETER MARKET TIMING

          The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Insurance Company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the Insurance Company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contractowner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and contractowners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

          While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contractowners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example, by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

          Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. The Portfolio may be adversely affected by price arbitrage.

          A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolio expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

SHARE VALUATION AND PRICING

NET ASSET VALUE

          The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. Because the Portfolio may hold securities that are traded on foreign exchanges (that trade on weekends or other days when the Portfolios does not price its shares), the value of the Portfolio's securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for the Portfolio is calculated by dividing the Portfolio's net assets by its number of outstanding shares.

SECURITIES VALUATION

          The investment of any fixed-income securities with remaining maturities of 60 days or less held by the Portfolio are valued at amortized cost. Other portfolio securities of the Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

          The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolio's foreign equity securities using fair value prices based on third party vendor modeling tools.

          Subject to the Board's oversight, the Fund's Board of Directors has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers or the subadvisers of the Portfolio, who value such assets as described above and operate under procedures approved by the Board.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

          The Portfolio expects to annually pays as dividends substantially all net investment income (including any short-term capital gains). The Portfolio will also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. The Portfolio may pay dividends from net investment income more or less often if the Fund's Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

          Federal income tax law requires each Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

TAXES

          The Portfolio is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). So long as the Portfolio distributes all of its net investment income and net capital gains to its shareholders, the Portfolio itself does not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. Investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of the Portfolio. In addition, the Portfolio's investment in foreign securities or foreign currencies may increase or accelerate the Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

          The Portfolio's investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

          Generally, owners of variable annuity and variable life contracts, and Qualified Plans, are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

          In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. The Portfolio intends to comply with these requirements. If the Portfolio does not meet such requirements, or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of failure.

          Under Treasury regulations, insurance companies holding separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the Portfolio's shares. Please see the SAI for more information. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

          Since the shareholders of the Portfolio will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes.

          For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable insurance contract. Please see the SAI for more information on taxes.

          The discussion above is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions, and on the proceeds of any redemption of Portfolio shares, under the Code rules. Please see the SAI for further discussion.

OTHER BUSINESS

          The Trustees of High Yield Bond do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

THE TRUSTEES OF HIGH YIELD BOND RECOMMEND APPROVAL OF THE PLANS AND ANY UNMARKED
      VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLANS.

MARCH 9, 2006

                                                                      Exhibit A

                                    FORM OF

                     AGREEMENT AND PLAN OF REORGANIZATION

   THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of January 31, 2006 by and between (i) High Yield Bond Trust, a Massachusetts business trust established under an Agreement and Declaration of Trust dated October 1, 1985, as amended and restated and in effect on the date hereof (the "Acquired Fund") and (ii) Metropolitan Series Fund, Inc. (the "Acquiring Company"), a Maryland corporation formed on November 23, 1982, on behalf of the Western Asset Management High Yield Bond Portfolio (the "Acquiring Fund"), a series of the Acquiring Company.

   This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for shares of common stock of the Acquiring Fund, the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of such shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

   In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING SHARES AND LIQUIDATION OF ACQUIRED FUND.

1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

   (a) The Acquired Fund will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

   (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof), including without limitation any indemnification obligations of the Acquired Fund.

   (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets and the assumption of such liabilities the number of full and fractional Class A shares of the Acquiring Fund equal to the number of, and having an aggregate net asset value equal to that of, the full and fractional shares of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1 (with the shares of the Acquiring Fund to be issued and delivered in accordance with this subparagraph (c) being referred to herein as the "Acquiring Shares"). Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date"), including any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

1.3. As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Shares received by the Acquired Fund pursuant to paragraph 1.1. Each Acquired Fund Shareholder shall be entitled to receive that proportion of the Acquiring Shares which shall be determined by dividing the number of shares of the Acquired Fund held by such Acquired Fund Shareholder by the total number of shares of the Acquired Fund outstanding on the Valuation Date. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective number of Acquiring Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquiring Shares in connection with such exchange.

1.4. With respect to Acquiring Shares distributable pursuant to paragraph 1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Company will not permit such shareholder to receive Acquiring Share certificates therefor, exchange such Acquiring Shares for shares of other investment companies, effect an account transfer of such Acquiring Shares, or pledge or redeem such Acquiring Shares until the Acquiring Company has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

1.5. Any obligation of the Acquired Fund to make filings with governmental authorities is and shall remain the responsibility of the Acquired Fund through the Closing Date and up to and including such later date on which the Acquired Fund is terminated.

1.6. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, which shall have been reviewed by Deloitte & Touche LLP and certified by the Treasurer of the Acquired Fund.

1.7. As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the Acquired Fund's Declaration of Trust and the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2. VALUATION.

2.1. For the purpose of paragraph 1, the value of the shares of the Acquired Fund shall be equal to the net asset value of such shares of the Acquired Fund computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures as adopted by the Board of Directors of the Acquiring Company, and shall be certified by an authorized officer of the Acquired Fund.

3. CLOSING AND CLOSING DATE.

3.1. The Closing Date shall be on May 1, 2006 or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. on the Closing Date at the offices of MetLife Advisers, LLC, located at 501 Boylston Street, Boston, Massachusetts 02116, or at such other time and/or place as the parties may agree.

3.2. The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4 or Rule 17f-5, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for [Fill In Name of Acquiring Fund], a series of the Metropolitan Series Fund, Inc."

3.3. In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or general trading thereon shall be restricted, or
(b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either of the Acquired Fund or the Acquiring Company upon the giving of written notice to the other party.

3.4. At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Acquired Fund. The Acquiring Company shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquiring Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Company shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquiring Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

3.5. At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

4.1. The Acquired Fund represents and warrants the following to the Acquiring Company and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

   (a) The Acquired Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its property and assets and to conduct its business as currently conducted;

   (b) The Acquired Fund is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "SEC") as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Declaration of Trust of the Acquired Fund and the 1940 Act;

   (c) The Acquired Fund is not in violation in any material respect of any provision of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

   (d) The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

   (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

   (f) The Annual Report of the Acquired Fund for the year ended December 31, 2005, including the statement of assets and liabilities, the statement of operations, the statement of changes in net assets, the statement of assets and liabilities as of December 31, 2005 and the schedule of investments as of December 31, 2005, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since December 31, 2005;

   (g) Since December 31, 2005, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

   (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports and any assessments received by the Acquired Fund shall have been paid so far as due and adequate provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit by the Internal Revenue Service or any state or local tax authority and no assessment has been asserted with respect to any such return;

   (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met, and will continue to meet through the Closing Date the requirements of Subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Sections 851 and 852 of the Code and the diversification requirements of Section 817(h) of the Code and the regulations thereunder. The Acquired Fund has at no time since its inception been liable for nor is it now liable for any material excise tax pursuant to Sections 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

   (j) The authorized capital of the Acquired Fund consists of an unlimited number of shares of beneficial interest, without par value per share, of such number of different series as the

Board of Trustees of the Acquiring Fund may authorize from time to time. The outstanding shares of beneficial interest in the Acquired Fund are, and at the Closing Date will be, of one class, having the characteristics described in the Acquired Fund's then current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus"). All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquired Fund Prospectus), non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

   (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to and accepted by the Acquiring Fund;

   (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

   (m) The Acquiring Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

   (n) The information provided by the Acquired Fund for use in the Registration Statement referred to in paragraph 5.7 and any information provided by the Acquired Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

   (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or blue sky laws (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto Rico);

   (p) At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of December 31, 2005, referred to in Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date;

   (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain in compliance with such mandatory investment restrictions as are set forth in the then current prospectus or prospectuses and the statement of additional information or statements of additional information of the Acquiring Fund, as amended through the Closing Date;

   (r) No registration of any of the Investments under the 1933 Act or under any state securities or blue sky laws would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to and accepted by the Acquiring Fund; and

   (s) The Prospectus/Proxy Statement of the Acquired Fund referred to in
Section 5.3 hereof, as filed with the SEC under the 1934 Act, and relating to the meeting of the Acquired Fund's shareholders referred to in Section 5.2 hereof (together with the documents incorporated therein by reference, the "Prospectus/Proxy Statement"), on the date of such filing (i) complied in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in Section 5.2 hereof and on the Closing Date, the Prospectus/Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this paragraph shall apply to statements in or omissions from the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement.

4.2. The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof, as applicable, and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

   (a) The Acquiring Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its property and assets and to conduct its business as currently conducted;

   (b) The Acquiring Company is a duly registered investment company classified as a management company of the open-end type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Articles of Incorporation of the Acquiring Company and the 1940 Act;

   (c) The prospectus and statement of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus") when filed with the SEC will conform in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the SEC thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

   (d) The Acquiring Fund has no operations or assets other than in connection with its organization and the transactions contemplated by this Agreement;

   (e) The Acquiring Company is not in violation in any material respect of any provisions of its Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party or by which the Acquiring Fund is bound, if any, and the execution, delivery and performance of this Agreement will not result in any such violation;

   (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

   (g) The Acquiring Fund was established by the Board of Directors of the Acquiring Company in order to effect the transaction described in this Agreement. The Acquiring Fund has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a "regulated investment company" for federal income tax purposes. However, upon filing its first income tax return at the end of its first taxable year, the Acquiring Fund intends to elect to be a "regulated investment company" and until such time intends to take all steps to ensure that it qualifies for taxation as a "regulated investment company" and that the assets of the Acquiring Fund will be sufficiently diversified so that each segregated asset account investing all its assets in the Acquiring Fund is adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder;

   (h) The authorized capital of the Acquiring Company consists of 4.75 billion shares of common stock, par value of $0.01 per share, of which _____ shares are authorized for the Acquiring Fund. The outstanding shares of common stock of the Acquiring Fund are, and at the Closing Date will be, divided into [Class A shares, Class B shares and Class E shares], each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Company, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date (except such rights as the Acquiring Fund may have pursuant to this Agreement);

   (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Company, and this Agreement constitutes the valid and binding obligation of the Acquiring Company and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

   (j) The Acquiring Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares of the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Company, and no shareholder of the Acquiring Company will have any preemptive right of subscription or purchase in respect thereof;

   (k) The information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement referred to in paragraph 5.3 and any information furnished by the Acquiring Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

   (l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or blue sky laws.

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

   The Acquiring Company, on behalf of the Acquiring Fund, and the Acquired Fund each hereby covenants and agrees with the other as follows:

5.1. The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business may include regular and customary periodic dividends and distributions and any trading activities in anticipation of the transactions contemplated hereby.

5.2. The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3. In connection with the meeting of the Acquired Fund Shareholders referred to in paragraph 5.2, the Acquired Fund will prepare, file with the SEC and distribute to its shareholders entitled to vote at such meeting a Prospectus/Proxy Statement for such meeting in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act.

5.4. The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the Acquiring Fund becomes aware that the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

5.5. Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take or cause to be taken all action, and do or cause to be done all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.6. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7. The Acquiring Company will prepare and file a registration statement under the 1933 Act to register the Acquiring Shares and under the 1940 Act (the "Registration Statement") in compliance with the applicable requirements of the 1933 Act and the 1940 Act.

5.8. The Acquiring Company agrees to maintain the existing D&O insurance coverage for the Trustees of the Acquired Fund for a period of three (3) years following the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

   The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Company and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1. The Acquiring Company, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Company on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Company and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2. The Acquiring Company, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund in Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement, other than liabilities pursuant to this Agreement.

6.3. The Acquired Fund shall have received a favorable opinion from Ropes & Gray LLP, counsel to the Acquiring Company for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquired Fund, to the following effect:

   (a) The Acquiring Company is a corporation duly incorporated and validly existing under the laws of the State of Maryland and has corporate power and authority necessary to own all of its properties and assets and to carry on its business substantially as described in the Prospectus/Proxy Statement referred to in paragraph 5.3, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation and By-Laws of the Acquiring Company; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Prospectus/Proxy Statement referred to in paragraph 5.3 and the Registration Statement referred to in paragraph 5.7 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, (i) except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles and (ii) insofar as rights of indemnity thereunder may be limited by federal or state securities laws; (c) the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder; (d) the Acquiring Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares of the Acquiring Fund, assuming that as consideration for such shares not less than the net asset value and the par value of such shares has been paid and that the conditions set forth in this Agreement have been satisfied; and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect of such shares; (e) the execution and delivery of this Agreement by the Acquiring Company on behalf of the Acquiring Fund did not, and the performance by the Acquiring Company and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Company's Articles of Incorporation or By-Laws, or any provision of any agreement known to such counsel to which the Acquiring Company or the Acquiring Fund is a party or by which either of them is bound, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Acquiring Company or the Acquiring Fund is a party or by which either of them is bound;
(f) to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by the Acquiring Company or the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained; (g) to such counsel's knowledge, there is no legal or governmental proceeding relating to the Acquiring Company or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Prospectus/Proxy Statement referred to in paragraph 5.3 which are not described therein; (h) the Acquiring Company is registered with the SEC as an investment company under the 1940 Act; and (i) to such counsel's knowledge, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Acquiring Company or the Acquiring Fund or any of their properties or assets that would impair the Acquiring Company's ability to perform its obligations under this Agreement, and, to such counsel's knowledge, neither the Acquiring Company nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

   The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1. The Acquired Fund shall have delivered to the Acquiring Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Company and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

7.2. The Acquiring Company shall have received a favorable opinion from Sullivan & Worcester LLP, counsel to the Acquired Fund for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Company, to the following effect:

   (a) The Acquired Fund is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power and authority necessary to own all of its properties and assets and to carry on its business substantially as described in the Acquired Fund Prospectus and the Prospectus/Proxy Statement referred to in paragraph 5.3, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust of the Acquired Fund;
(b) this Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming the Prospectus/Proxy Statement referred to in paragraph 5.3 complies with federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Company on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles; (c) the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;
(d) the execution and delivery of this Agreement by the Acquired Fund did not, and the performance by the Acquired Fund of its obligations hereunder will not, violate the Acquired Fund's Declaration of Trust or By-Laws, or any provision of any agreement known to such counsel to which the Acquired Fund is a party or by which it is bound, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Acquired Fund is a party or by which it is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained; (f) to such counsel's knowledge, there is no legal or governmental proceedings relating to the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement or the Closing Date required to be described in such Prospectus/Proxy Statement referred to in paragraph 5.3 which are not described as required; (g) the Acquired Fund is registered with the SEC as an investment company under the 1940 Act; (h) to such counsel's knowledge, there is no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets that would impair the Acquired Fund's ability to perform its obligations under this Agreement, and, to such counsel's knowledge the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business; and (i) all issued and outstanding shares of the Acquired Fund are validly issued, fully paid and non-assessable (except as set forth in the Acquired Fund's Prospectus), assuming that as consideration for such shares not less than the net asset value of such shares has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund's registration statement, or any amendments thereto, in effect at the time of such issuance.

7.3. The Acquired Fund shall have furnished tax returns to the Acquiring Fund, signed by a partner of Deloitte & Touche LLP, for the fiscal year ended December 31, 2005.

7.4. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Acquired Fund, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

7.5. The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date, and the Acquired Fund shall have delivered to the Acquiring Fund a statement of assets and liabilities of the Acquired Fund as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied from the prior audited period, certified by the Treasurer of the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

   The respective obligations of the Acquired Fund and the Acquiring Company hereunder are each subject to the further conditions that on or before the Closing Date:

8.1. This Agreement and the transactions contemplated herein shall have been approved by the vote of the required majority of the holders of the outstanding shares of the Acquired Fund of record on the record date for the meeting of its shareholders referred to in paragraph 5.2;

8.2. On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky and securities authorities) deemed necessary by the Acquired Fund or the Acquiring Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

8.4. The Registration Statement referred to in paragraph 5.7 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5. The Acquired Fund and the Acquiring Company shall have received a favorable opinion of Sullivan & Worcester LLP satisfactory to the Acquired Fund and the Acquiring Company substantially to the effect that, for federal income tax purposes:

   (a) The transfer of all of the Acquired Fund assets in exchange solely for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund followed by the distribution of the Acquiring Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund will constitute a "reorganization" within the meaning of
Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

   (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.

   (c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund assets to the Acquiring Fund in exchange for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Shares to the separate accounts as shareholders of Acquired Fund in exchange for their shares of the Acquired Fund.

   (d) No gain or loss will be recognized by the separate accounts as shareholders of Acquired Fund upon the exchange of their Acquired Fund shares for the Acquiring Shares in liquidation of the Acquired Fund.

   (e) The aggregate tax basis of the Acquiring Shares received by each separate account as a shareholder of Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such separate account as a shareholder of Acquired Fund immediately prior to the Closing, and the holding period of the Acquiring Shares received by each separate account as a shareholder of Acquired Fund will include the period during which the Acquired Fund shares exchanged therefore were held (provided the Acquired Fund shares were held as capital assets on the date of the Closing).

   (f) The tax basis of the Acquired Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Closing, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

   (g) The Acquiring Fund will succeed to and take into account capital loss carryovers, if any, of the Acquired Fund described in Section 381(c) of the Code. The Acquiring Fund will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

8.6. At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Acquired Fund and the Board of Directors of the Acquiring Company if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9. FEES AND EXPENSES.

9.1. Except as otherwise provided in this paragraph 9, Metropolitan Life Insurance Company, by countersigning this Agreement, agrees that it or one of its affiliates will bear any and all costs and expenses of the transaction incurred by the Acquiring Fund and the Acquired Fund, including without limitation portfolio transaction costs incurred by the Acquiring Fund or the Acquired Fund.

9.2. In the event the transactions contemplated by this Agreement are not consummated, then Metropolitan Life Insurance Company agrees that it, or one of its affiliates, shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

9.3. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages.

9.4. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1. The Acquired Fund and the Acquiring Company, on behalf of the Acquiring Fund, agree that neither party has made any representation, warranty or covenant to the other not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.4, 1.5, 1.6, 1.7, 3.4, 4.2(g), 5.8, 7.3, 9, 10, 13 and
14.

11. TERMINATION.

11.1. This Agreement may be terminated by the mutual agreement of the Acquiring Company and the Acquired Fund. In addition, either the Acquiring Company or the Acquired Fund may at its option terminate this Agreement at or prior to the Closing Date:

   (a) Because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

   (b) If a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

   (c) If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2006, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the Acquiring Company.

   (d) If the Board of Directors of the Acquiring Fund or the Board of Trustees of the Acquired Fund, as the case may be, determines that the termination of this Agreement is in the best interests of its shareholders.

12. AMENDMENTS.

   This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Company on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

13. NOTICES.

   Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to: (i) Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116, attn: Secretary; or (ii) The Travelers Series Trust, One Cityplace, Hartford, CT 06103, attn: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE; FINDERS' FEES.

14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Maryland, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5. A copy of the Articles of Incorporation of the Company is on file with the Secretary of State of the State of Maryland and a Certificate of Trust of the Acquired Fund is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, director, officer, agent or employee of either the Acquired Fund or the Acquiring Company shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

14.6. The Acquired Fund and the Acquiring Company, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

   IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first above written.

                                           HIGH YIELD BOND TRUST

                                           By:

                                           Name:  Elizabeth M. Forget

                                           Title: President

                                                    METROPOLITAN SERIES FUND, INC.
                                                    on behalf of its

                                                    By:

                                                    Name:          John F. Guthrie, Jr.

                                                    Title:         Senior Vice President

                                                    Agreed and accepted as to paragraph 9 only

                                                    METROPOLITAN LIFE INSURANCE COMPANY

                                                    By:

                                                    Name:          John F. Guthrie, Jr.

                                                    Title:         Vice President

                      STATEMENT OF ADDITIONAL INFORMATION

                   Acquisition of Assets and Liabilities of

                             HIGH YIELD BOND TRUST

                                 One Cityplace
                          Hartford, Connecticut 06103
                                (800) 842-9368

                       By and In Exchange For Shares of

              WESTERN ASSET MANAGEMENT HIGH YIELD BOND PORTFOLIO

                                  a series of

                        METROPOLITAN SERIES FUND, INC.
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (800) 638-7732

     This Statement of Additional Information, dated March 9, 2006, relating specifically to the proposed transfer of the assets and liabilities of High Yield Bond Trust ("High Yield Bond") to Western Asset Management High Yield Bond Portfolio ("WAM High Yield Bond"), a series of Metropolitan Series Fund, Inc. (the "Fund"), in exchange for Class A shares of common stock, $.01 par value per share, of WAM High Yield Bond (to be issued to holders of shares of High Yield Bond), consists of the information set forth below pertaining to High Yield Bond and WAM High Yield Bond and the following described documents, each of which is attached hereto and incorporated by reference herein:

     (1) Statement of Additional Information of High Yield Bond dated May 2, 2005, as supplemented on December 22, 2005; and

     (2) Annual Report of High Yield Bond for the year ended December 31, 2005 (to be filed by amendment).


     Additional information about WAM High Yield Bond is set forth below.


     This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of High Yield Bond and WAM High Yield Bond dated March 9, 2006. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to the Fund at the telephone number or address set forth above.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
GENERAL...................................................................   1

INVESTMENT Policies.......................................................   1

INVESTMENT RESTRICTIONS...................................................   2

INVESTMENT PRACTICES......................................................   3

DISCLOSURE OF PORTFOLIO HOLDINGS..........................................  23

RESOLVING MATERIAL CONFLICTS..............................................  24

DETERMINATION OF NET ASSET VALUES.........................................  24

EXPENSES..................................................................  26

DIRECTORS AND OFFICERS....................................................  26

ADVISORY ARRANGEMENTS.....................................................  33

PORTFOLIO MANAGERS........................................................  36

DISTRIBUTION AGREEMENTS...................................................  40

OTHER SERVICES............................................................  41

PORTFOLIO TRANSACTIONS AND BROKERAGE......................................  41

CODE OF ETHICS............................................................  43

DESCRIPTION OF THE FUND...................................................  43

TAXES.....................................................................  44

TRANSFER AGENT............................................................  47

APPENDIX A-1 -- DESCRIPTION OF BOND RATINGS...............................  48

APPENDIX A-2 -- DESCRIPTION OF COMMERCIAL PAPER RATINGS...................  52

APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES........................  55

                                    GENERAL

       This SAI pertains to two of the thirty-nine portfolios of the Fund.

       Defined terms used in this SAI, but not defined herein, are used as they are defined in the Prospectus/Proxy Statements.

                              INVESTMENT POLICIES

       The investment objectives and principal investment strategies of the Portfolios are set forth in the Prospectus/Proxy Statements There can be no assurance that a Portfolio will achieve its investment objective(s). The information that follows sets out certain investment policies of certain Portfolios. For more information about the investment policies of each Portfolio, see below under "Investment Restrictions" and "Investment Practices" and the Prospectus/Proxy Statements.

       Except as otherwise indicated, each Portfolio's investment objective(s) and policies set forth in the Prospectus/Proxy Statements and this SAI are not fundamental and may be changed without shareholder approval. For purposes of a Portfolio's policy to invest at least 80% of its net assets in certain investments, net assets include the amount of any borrowings for investment purposes.

       The terms "shareholder approval" and "approval of a majority of the outstanding voting securities," as used in the Prospectus/Proxy Statements and this SAI, mean, with respect to a class of a Portfolio, approval by the lesser of (i) 67% of the shares of a class of the Portfolio represented at a meeting at which more than 50% of the outstanding shares of such class are represented or (ii) more than 50% of the outstanding shares of such class.

FI LARGE CAP PORTFOLIO

       As a non-fundamental policy, the Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

WESTERN ASSET MANAGEMENT HIGH YIELD BOND PORTFOLIO

       The Portfolio will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Portfolio does not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

       The Portfolio's investments in commercial paper are limited to those rated A-1 by S&P or PRIME-1 by Moody's.

       The Portfolio does not intend to purchase when-issued securities for speculative or "leverage" purposes.

       The Portfolio will not make investments that will result in more than 5% of total assets being invested in the securities of newly-formed companies and equity securities that are not readily marketable.

                            INVESTMENT RESTRICTIONS

       The following is a description of fundamental and non-fundamental restrictions on the investments to be made by the Portfolios. Fundamental restrictions may not be changed without the approval of a majority of the
             _______
outstanding voting securities of the relevant Portfolio. Non-fundamental restrictions may be changed without such vote. Percentage tests regarding any
             ___
investment restriction apply only at the time that a Portfolio is making that investment. State insurance laws and regulations may impose additional limitations on a Portfolio's investments, including its ability to borrow, lend, and use options, futures and other derivative instruments. In addition, these laws may require that a Portfolio's investments meet additional diversification or other requirements. A policy is fundamental only if the Prospectus/Proxy Statements or this SAI state that it is fundamental or that it may be changed only by shareholder vote.

Fundamental Investment Restrictions
___________________________________

       Neither of the Portfolios will:

    1. Borrow money, except to the extent permitted by applicable law, regulation or order;

    2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

    3. Purchase or sell real estate, except that, consistent with its investment policies, the Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

    4. Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Portfolio may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities;

    5. Make loans, except by purchasing debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order;

    6. Purchase securities (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and
       (ii) securities of a registered investment company) if, as a result of such purchase, more than 25% of the total assets of the Portfolio (as of the time of investment) would be invested in any one industry, except to the extent permitted by applicable law, regulation or order; or

    7. Issue any senior securities except to the extent permitted by applicable law, regulation or order (for purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract or futures contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security).

Non-Fundamental Investment Restrictions
_______________________________________

Neither of the Portfolios will:

    1. With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company; or

    2. With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition); provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company.

    3. Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order;

    4. *Invest more than 15% of the value of the net assets of the Portfolio in illiquid securities (as of the time of investment), including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days. (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Portfolio exceeds 15% of the value of the net assets of the Portfolio, the Portfolio shall consider appropriate steps to protect liquidity);

    5. Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order;

--------
* For purposes of non-fundamental investment restriction (2), "illiquid securities" is defined in this SAI under "Investment Practices - Illiquid Securities."

Insurance Law Restrictions
__________________________

       The ability to sell contracts in New York requires that each portfolio manager use his or her best efforts to assure that each Portfolio complies with the investment restrictions and limitations prescribed by Sections 1405 and 4240 of the New York State Insurance Law and regulations thereunder in so far as such restrictions and limitations are applicable to investment of separate account assets in mutual funds. Failure to comply with these restrictions or limitations will result in the insurance companies that invest in the Fund ceasing to make investments in that Portfolio for the separate accounts. The current law and regulations permit the Fund to make any purchase if made on the basis of good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

Variable Contract Related Investment Restrictions
_________________________________________________

       Separate accounts supporting variable life insurance and variable annuity contracts are subject to certain diversification requirements imposed by regulations adopted under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or the "Code"). Because the Fund is intended as an investment vehicle for variable life insurance and variable annuity separate accounts, Section 817(h) of the Internal Revenue Code requires that the Fund's investments, and accordingly the investments of each Portfolio, be "adequately diversified" in accordance with regulations promulgated by the Department of the Treasury. Failure to do so means the variable life insurance and variable annuity contracts would cease to qualify as life insurance and annuities for federal tax purposes. Regulations specifying the diversification requirements have been issued by the Department of the Treasury. The Fund intends to comply with these requirements.

                             INVESTMENT PRACTICES

       The following information relates to some of the investment practices in which certain Portfolios may engage. The table indicates which Portfolios may engage in each of these practices.

       A Portfolio may be subject to specific limitations on these investment practices, as stated above under "Investment Policies" or "Investment Restrictions" or in the Prospectus/Proxy Statements. The information below does not describe every type of investment, technique or risk to which a Portfolio may be exposed. Each Portfolio reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed above under "Investment Restrictions."

       The following investment practices apply to both Portfolios.

Equity Securities - The Portfolios may invest in equity securities. Equity
_________________
securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Portfolio may sometimes decrease instead of increase. Investments in companies with relatively small capitalization may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and they may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or the market averages in general. The net asset value of each class of a Portfolio that invests in companies with smaller capitalization, therefore, may fluctuate more widely than market averages.

Convertible Securities - The Portfolios may invest in convertible securities,
______________________
including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The value of convertible securities that pay dividends or interest, like the value of other fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price.

Fixed-Income Securities - The Portfolios may invest in fixed-income securities.
_______________________
Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity.

       Fixed-income securities involve both credit risk and market risk. Credit risk is the risk that the security's issuer will fail to fulfill its obligation to pay interest, dividends or principal on the security. Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Portfolio the principal on the security before it is due, thus depriving the Portfolio of a favorable stream of future interest or dividend payments. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Portfolio would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a "call option" and redeem the security during times of declining interest rates, the Portfolio may realize a capital loss on its investment if the security was purchased at a premium and the Portfolio may be forced to replace the called security with a lower yielding security.

       Because interest rates vary, it is impossible to predict the income for any particular period of a Portfolio that invests in fixed-income securities. Fluctuations in the value of a Portfolio's investments in fixed-income securities will cause the net asset value of each class of the Portfolio to increase or decrease.

       Duration is a measure of the price volatility of a bond equal to the weighted average term to maturity of the bond's cash flows. The weights are the present values of each cash flow as a percentage of the present value of all cash flows. The greater the duration of a bond, the greater its percentage price volatility. Only a pure discount bond - that is, one with no coupon or sinking-fund payments - has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.

       The difference between duration and maturity depends on: (a) the size of the coupon, (b) whether or not there are to be sinking-fund payments, and
(c) the yield-to-maturity represented by the bond's current market value. The higher the coupon the shorter the duration. This is because the final redemption payment accounts for a smaller percentage of the bond's current value. The higher the yield the shorter the duration. This is because the present values of the distant payments become less important relative to the present values of the nearer payments. A typical sinking fund reduces duration by about 1.5 years. For bonds of less than five years to maturity, duration expands rapidly as maturity expands. From 5 to 15 years remaining maturity, duration continues to expand as maturity lengthens, but at a considerably slower rate. Beyond 15 years' maturity, increments to duration are quite small, and only a bond with very low (or no) coupon would have a duration of more than 15 years.

       There is a close relationship between duration and the price sensitivity of a bond to changes in interest rates. The relationship is approximately as follows:

   Percent change in bond price = - (Duration x Absolute change in yield).

       For example, a bond with 10 years' duration will decline (or rise) in price by approximately 5 percent when yield increases (or decreases) by one half percent. Similarly, a yield increase of 2 percent will produce a price decline of about 24 percent for a bond with 12 years' duration; but the same 2 percent yield increase will produce a price decline of only some 10 percent for a bond with five-years' duration. This same relationship holds true for the duration and price of the entire portfolio of a Portfolio.

Money Market Instruments - Obligations of foreign branches of U.S. banks and
________________________
other foreign securities are subject to risks of foreign political, economic and legal developments, which include foreign governmental restrictions adversely affecting payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch of a domestic bank. With respect to bank obligations, different risks may result from the fact that foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information. Obligations of such branches will be purchased by a Portfolio only when the Portfolio's adviser or subadviser believes the risks are minimal.

       The following constitutes a description of the money market instruments that may be purchased by each Portfolio, some of which may only be used for investment for temporary defensive purposes, pending investment in other securities or for liquidity purposes.

       U.S. GOVERNMENT SECURITIES - are bills, certificates of indebtedness, notes and bonds issued by agencies, authorities and instrumentalities of the U.S. Government. Some obligations, such as those issued by the U.S. Treasury, the Government National Mortgage Association, the Farmers' Home Administration and the Small Business Administration, are backed by the full faith and credit of the U.S. Treasury. Other obligations are backed by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association.

       CERTIFICATES OF DEPOSIT - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return and are normally negotiable.

       BANKERS' ACCEPTANCES - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

       EURODOLLAR OBLIGATIONS - are obligations of foreign branches of U.S.
banks.

       COMMERCIAL PAPER - refers to promissory notes issued by corporations in order to finance their short-term credit needs. Commercial paper may also be backed by segregated assets. See "Asset-backed securities" below. For a description of commercial paper ratings see Appendix A-2. Commercial paper may also be issued by foreign companies or banks or their U.S. affiliates.

U.S. Government Securities - The Portfolios may invest in some or all of the
__________________________
following U.S. Government securities, as well as in other types of securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities:

       U.S. TREASURY BILLS - Direct obligations of the United States Treasury which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States Government.

       U.S. TREASURY NOTES AND BONDS - Direct obligations of the United States Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the United States Government.

       "GINNIE MAES" - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

       "FANNIE MAES" - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

       "FREDDIE MACS" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the United States Government.

       U.S. Government securities often do not involve the same credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the net asset value of each class of a Portfolio. Since the magnitude of these fluctuations will generally be greater at times when the Portfolio's average maturity is longer, under certain market conditions, a Portfolio may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Mortgage-Related Securities - The Portfolios may invest in the following types
___________________________
of mortgage-related securities:

       PRIVATELY ISSUED MORTGAGE SECURITIES - These privately-issued pass through securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations ("CMOs"; see the general description below). Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements.

       ADJUSTABLE RATE MORTGAGE SECURITIES - An Adjustable Rate Mortgage Security ("ARM"), like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed rate mortgage securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

       COLLATERALIZED MORTGAGE OBLIGATIONS - A Collateralized Mortgage Obligation ("CMO") is a debt security collateralized by a portfolio of mortgages or mortgage securities held under a trust indenture. In some cases, the underlying mortgages or mortgage securities are issued or guaranteed by the U.S. Government or an agency or instrumentality thereof, but the obligations purchased by a Portfolio will in many cases not be so issued or guaranteed. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. The early retirement of a particular class or series of CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security.

Stripped Mortgage Securities - The Portfolios may invest in stripped mortgage
____________________________
securities, which are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the Portfolios invest. Stripped mortgage securities may not be as liquid as other securities in which the Portfolios may invest.

       Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield-to-maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in a top rating category.

       As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of other mortgage securities, like other debt instruments, will tend to move in the opposite direction of interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described herein, may reduce fluctuations in the net asset value of each class of a Portfolio.

       In addition to the stripped mortgage securities described above, the Portfolios may invest in similar securities such as "Super POs," "Levered IOs" and "IOettes," all of which are more volatile than conventional POs or IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Portfolios may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the Portfolio.

       Under the Internal Revenue Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the portfolio.

Asset-Backed Securities - The Portfolios may invest in asset-backed securities.
_______________________
As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, many such securities are widely traded by brokers and dealers, and in such cases will not be deemed by that Portfolio's subadviser to be illiquid securities for the purposes of the investment policy that limits a Portfolio's investments in illiquid securities.

       TYPES OF CREDIT SUPPORT - Mortgage securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

       The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

       Examples of credit support arising out of the structure of the transaction include "senior subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Zero Coupon Securities - The Portfolios may invest in zero coupon securities.
______________________
Zero coupon securities involve special risk considerations. Zero coupon securities include debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When such a zero coupon security is held to maturity, its entire return (other than the return of the principal upon maturity) consists of the amortization of discount and comes from the difference between its purchase price and its maturity value. The difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain other zero coupon securities, which also are sold at substantial discounts from their maturity value, provide for the commencement of regular interest payments at a deferred date.

       Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The values of zero coupon securities appreciate more during periods of declining interest rates and depreciates more during periods of rising interest rates. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities are generally not traded on a national securities exchange, many such securities are widely traded by brokers and dealers and, if so, will not be considered illiquid.

       Current federal income tax law requires the holder of a zero coupon security (as well as the holders of other securities, such as Brady Bonds, which may be acquired at a discount) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Lower Rated Fixed-Income Securities (High Yield Debt) - The Portfolios may
_____________________________________________________
invest in high yield debt. Fixed-income securities rated below "investment grade" (i.e., rated below one of the top four ratings from Moody's or S&P or any other nationally recognized rating agency; or, if the securities are unrated, judged by the subadviser to be of similar quality) are considered high yield, high risk securities and are commonly known as "high yield debt" or "junk bonds". Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The ability of a Portfolio investing in lower quality fixed-income securities to achieve its investment objective may be more dependent on the relevant adviser's or subadviser's own credit analysis than it would be for a Portfolio investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. For more information, including a detailed description of the ratings assigned by S&P, Moody's and Fitch, Inc., please refer to "Appendix A-1-Description of Bond Ratings."

Foreign Securities - The Portfolios may invest in foreign securities. Unless
__________________
otherwise indicated in the Prospectus/Proxy Statements or this SAI with respect to a Portfolio, foreign securities refer to securities of issuers organized or headquartered outside the United States or primarily traded outside the United States.

       Although investing in foreign securities may increase a Portfolio's diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Portfolio's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

       A Portfolio's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

       Since most foreign securities are denominated in foreign currencies or trade primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Portfolio investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Changes in the value relative to the U.S. dollar of a foreign currency in which a Portfolio's holdings are denominated will result in a change in the U.S. dollar value of the Portfolio's assets and the Portfolio's income available for distribution.

       In addition, although part of a Portfolio's income may be received or realized in foreign currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Portfolio's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Portfolio could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Portfolio accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

       Each Portfolio may also purchase shares of investment companies investing primarily in foreign securities, including shares of funds that invest primarily in securities of issuers located in one foreign country or region. Each Portfolio may, subject to the limitations stated above, invest in World Equity Benchmark Shares ("WEBS") and similar securities that invest in securities included in foreign securities indices. See "Investment Practices - Foreign Equity Depositary Receipts."

High Yield/High Risk Foreign Sovereign Debt Securities - The Portfolios may
______________________________________________________
invest in high yield/high risk foreign sovereign debt securities, which are typically issued by developing or emerging market countries. Such countries' ability to pay principal and interest may be adversely affected by many factors, including high rates of inflation, high interest rates, currency exchange rate fluctuations or difficulties, political uncertainty or instability, the country's cash flow position, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, the policy of the International Monetary Fund (the "IMF"), the World Bank and other international agencies, the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in the international prices of commodities which it imports or exports and the extent of its foreign reserves and access to foreign exchange. Currency devaluations may also adversely affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

       If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms or other requirements. Failure to meet such conditions may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

       A Portfolio may invest in the sovereign debt of foreign countries which have issued or have announced plans to issue Brady Bonds, and expect that a substantial portion of their investments in sovereign debt securities will consist of Brady Bonds.

Brady Bonds - The Portfolios may invest in Brady Bonds, which are debt
___________
securities issued under the framework of the Brady Plan, an initiative announced by then U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the IMF. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds ("Brady Bonds"). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

       Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a Portfolio will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. A Portfolio may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

       In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

       Sovereign obligors in developing and emerging market countries have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness including, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio's holdings. Brady Bonds involving an emerging market country are included in any Portfolio's limitation on investments in emerging markets.

Foreign Equity Depositary Receipts - In addition to purchasing foreign
__________________________________
securities directly, each Portfolio may purchase Foreign Equity Depositary Receipts, which are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. The Portfolios may invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs"). In addition, the Portfolios may invest in American Depositary Receipts ("ADRs"), which represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs, GDRs and IDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs, GDRs and IDRs are not necessarily quoted in the same currency as the underlying security.

       Foreign Equity Depositary Receipts can be either "sponsored" or "unsponsored." Sponsored Foreign Equity Depositary Receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored Foreign Equity Depositary Receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored Foreign Equity Depositary Receipts.

       To the extent a Portfolio acquires Foreign Equity Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Foreign Equity Depositary Receipts to issue and service such Foreign Equity Depositary Receipts (unsponsored), there may be an increased possibility that such Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Foreign Equity Depositary Receipts does not eliminate the risks inherent in investing in securities of non-U.S. issuers. The market value of Foreign Equity Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Foreign Equity Depositary Receipts and the underlying securities are quoted. However, by investing in Foreign Equity Depositary Receipts, such as ADRs that are quoted in U.S. dollars a Portfolio may avoid currency risks during the settlement period for purchases and sales.

Yankee Bonds - The Portfolios may invest in Yankee bonds, which are bonds
____________
denominated in U.S. dollars and issued by foreign entities for sale in the United States. Yankee bonds are affected by interest rates in the U.S. and by the economic, political and other forces which impact the issuer locally.

Foreign Currency Transactions, including Forward Contracts, Futures and Options
_______________________________________________________________________________
- The Portfolios may engage in foreign currency transactions to protect against a change in the foreign currency exchange rate between the date on which a Portfolio contracts to purchase or sell a security that settles in a foreign currency and the settlement date for the purchase or sale. In order to "lock in" the equivalent of a dividend or interest payment in another currency, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate. If conditions warrant, a Portfolio may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). A Portfolio will maintain cash or other liquid assets in a segregated account with the custodian in an amount at least equal to (i) the difference between the current value of the Portfolio's liquid holdings that settle in the relevant currency and the Portfolio's outstanding net obligations under currency forward contracts in that currency, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract.

       Subject to the investment policies described above in "Investment Policies" and "Investment Restrictions" and in the Prospectus/Proxy Statements, the Portfolios may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. Certain Portfolios may also purchase options on foreign currencies. See "Purchasing and Selling Options on Securities," and "Purchasing and Selling Futures (and options thereon)" below. A Portfolio's use of such transactions may be limited by tax considerations.

Emerging Markets - The Portfolios may invest in the securities of issuers in
________________
emerging market countries (up to the limit of each Portfolio's ability to invest in foreign securities). Investing in securities of issuers in emerging market countries involves risks in addition to those discussed in the Prospectus/Proxy Statements and this SAI under "Foreign Securities." Emerging market countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Portfolio's purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Portfolio, the subadviser, its affiliates and their respective clients and other service providers. A Portfolio may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

       Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign countries or limit investment by foreign countries to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Portfolio. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Portfolio may invest in such countries only through other investment funds in such countries. See "Investment Company Securities" below.

       Emerging market countries in many cases do not have a sophisticated or well-established capital market structure for the sale and trading of securities. Participation in the investment markets in some of those countries may be available initially or solely through investment in joint ventures, state enterprises, private placements, unlisted securities or other similar illiquid investment vehicles.

       In addition, although investment opportunities may exist in emerging market countries, any change in the leadership or policies of the governments of those countries, or changes in the leadership or policies of any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies that may be occurring. As a result investment opportunities that may currently exist may be threatened.

       Prior authoritarian governments of certain emerging market countries previously expropriated large amounts of real and personal property, which may include property that will be represented by or held by entities issuing the securities a Portfolio might wish to purchase. In many cases, the claims of the prior property owners against those governments were never finally settled. There can be no assurance that any property represented by or held by entities issuing securities purchased by a Portfolio will not also be expropriated, nationalized, or confiscated. If that property were confiscated, the Portfolio could lose a substantial portion of its investments in such countries. A Portfolio's investments could also be adversely affected by exchange control regulations imposed in any of those countries.

Obligations of Supranational Agencies - The Portfolios may invest in
_____________________________________
obligations issued by supranational agencies such as the International Bank for Reconstruction and Development (commonly known as the World Bank) which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered U.S. Government securities and are not supported, directly or indirectly, by the U.S. Government.

Illiquid Securities - Each Portfolio may invest up to 15% of its net assets in
___________________
"illiquid securities," that is, securities which in the opinion of the subadviser may not be resalable at the price at which the Portfolio is valuing the security, within seven days, except as qualified below. Illiquid securities include securities whose disposition is restricted by federal securities laws (other than Rule 144A securities deemed liquid by the Portfolio's subadviser) and certificates of deposit and repurchase agreements of more than seven days duration or any time deposit with a withdrawal penalty. If through the appreciation of illiquid securities or the depreciation of liquid securities, a Portfolio is in a position where more than 15% of the value of its net assets are invested in illiquid assets, the Portfolio is not required to immediately sell any illiquid securities if to do so would not be in the best interest of the Portfolio's shareholders.

Rule 144A Securities - The Portfolios may purchase Rule 144A securities. These
____________________
are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless the Portfolio's subadviser has determined, under guidelines established by the Fund's Board of Directors, that the particular issue of Rule 144A securities is liquid.

Real Estate Investment Trusts ("REITs") - The Portfolios may invest in REITs,
_______________________________________
which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

       Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code requires), and are subject to the risk of financing projects. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

Investment Company Securities - The Portfolios may invest in other investment
_____________________________
companies ("Investment Company Securities") to the extent permitted by the 1940 Act. Because of restrictions on direct investment by U.S. entities in certain countries, a Portfolio may choose to invest indirectly in such countries by purchasing shares of another investment company that is permitted to invest in such countries, which may be the most practical or efficient way for the Portfolio to invest in such countries. In other cases, where the Portfolio's subadviser desires to make only a relatively small investment in a particular country, investing through an investment company that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. As an investor in another investment company, a Portfolio will bear its share of the expenses of that investment company. These expenses are in addition to the Portfolio's own costs of operations. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio.

       Exchange Traded Funds (see below) are investment company securities; therefore, investments therein are subject to a Portfolio's limitation on investment in other investment companies.

Exchange Traded Funds - The Portfolios may invest in Exchange Traded Funds
_____________________
("ETFs") subject to the restrictions on the percentage of such Portfolios' assets that may be represented by Investment Company Securities. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts (UITs). Unlike typical open-end funds or UITs, ETFs do not sell or redeem their individual shares at net asset value. Instead, ETFs sell and redeem ETF shares at net asset value only in large blocks (such as 50,000 ETF shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end funds and UITs, which issue redeemable shares, and of closed-end funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable. ETFs traded in the United States are typically based on specific domestic and foreign market indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.

       The redemption price (and therefore the sale price) of ETFs is derived from and based upon the securities held by the ETF that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of an ETF is similar to the risk involved in the purchase or sale of traditional securities, with the exception that the price of ETFs is based on the value of a basket of stocks. The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they trade (which may result in their trading at a discount or premium to their net asset value). ETFs may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio could result in losses on ETFs.

Repurchase Agreements - The Portfolios may enter into repurchase agreements by
_____________________
which a Portfolio purchases a security (usually a U.S. Government security) and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date. Each Portfolio, through the custodian or subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one day duration and 102% on all other repurchase agreements. Each Portfolio's adviser or subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price.

       The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford a Portfolio the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, or the seller may enter insolvency, thereby delaying or limiting realization of collateral. In such event, the Portfolio may be able to exercise rights with respect to the underlying security, including possible disposition of the security in the market. However, a Portfolio may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto,
(b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

Reverse Repurchase Agreements and Dollar Rolls - The Portfolios may enter into
______________________________________________
reverse repurchase agreements and dollar rolls with qualified institutions to seek to enhance returns. Information about specific limitations on reverse repurchase agreements applicable to the Portfolios is set out above under "Investment Policies" and "Investment Restrictions".

       Reverse repurchase agreements involve sales by a Portfolio of portfolio assets concurrently with an agreement by that Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities.

       A Portfolio may enter into dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

       The Portfolio will establish a segregated account with its custodian in which it will maintain high quality liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. The use of reverse repurchase agreements and dollar rolls leads to higher portfolio turnover rates, which involves higher expenses. Although reverse repurchase agreements and dollar rolls have certain characteristics similar to borrowings, these investment techniques are not considered borrowings by a Portfolio for purposes of determining the limitations on each Portfolio's borrowings described under the heading "Investment Restrictions".

Purchasing and Selling Futures (and options thereon) - The Portfolios may
____________________________________________________
purchase and sell futures and options on futures. Information about specific limitations on futures and options on futures applicable to the Portfolios is set out above under "Investment Policies" and "Investment Restrictions".

       FUTURES CONTRACTS - A futures contract is an agreement between two parties to buy and sell a commodity or financial instrument (e.g., an interest-bearing security, a currency or, in the case of futures contracts on the S&P 500 Index, the value of the basket of securities comprising the Index) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index.

       When a trader, such as a Portfolio, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker, as "initial margin," an amount of cash or short-term high-quality securities (such as U.S. Treasury Bills) equal to approximately 2% to 20% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase or decline is received or paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin" or "maintenance margin." A Portfolio with a long position in a futures contract will establish a segregated account with the Portfolio's custodian containing liquid assets equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, a Portfolio will establish a segregated account with the custodian with liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

       Although futures contracts by their terms may require actual delivery and acceptance of securities, in most cases the contracts are closed out before settlement. Closing out a futures sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is effected by the purchaser selling an offsetting futures contract.

       Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

       OPTIONS ON FUTURES - An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a United States board of trade licensed by the CFTC.

       The Portfolios are operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA"), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA. For a discussion of additional risks related to futures and options, see the discussion below.

Purchasing and Selling Options - The Portfolios may purchase and sell options,
______________________________
including options on securities and securities indices. An option on a security entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange. For a discussion of additional risks related to futures and options, see the discussion below. Information about specific limitations on option transactions applicable to the Portfolios is set out above under "Investment Policies" and "Investment Restrictions".

       WRITING COVERED OPTIONS - The Portfolios may write covered call or put options. A call option on a futures contract written by a Portfolio is considered by the Portfolio to be covered if the Portfolio owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by a Portfolio is considered to be covered if the Portfolio owns a security deliverable under the option. A written call option is also covered if the Portfolio holds a call on the same futures contract or security as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian.

       A put option on a futures contract written by a Portfolio, or a put option on a security written by a Portfolio, is covered if the Portfolio maintains cash or other liquid assets with a value equal to the exercise price in a segregated account with the Portfolio's custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

       If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

       Closing a written call option will permit a Portfolio to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit a Portfolio to write another put option secured by the segregated cash or other liquid assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

       A Portfolio will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Portfolio will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

       Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, a Portfolio will have a net gain from the options transaction, and the Portfolio's total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Portfolio when the put options are closed.

       OVER-THE-COUNTER OPTIONS - An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While a Portfolio will seek to enter into over-the-counter options only with dealers who agree to and are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Portfolio might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Portfolio cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

       The staff of the SEC has taken the position that over-the-counter options on U.S. Government securities and the assets used as cover for written over-the-counter options on U.S. Government securities should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank of New York as a "primary dealer" in U.S. Government securities is the other party to an option contract written by a mutual fund such as a Portfolio, and such Portfolio has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Portfolio only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is "in-the-money").

       RISKS RELATED TO FUTURES AND OPTIONS - The purchase and sale of futures contracts, options on futures, and options on securities or indexes and options involve risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts or options and movements in the price of the underlying securities or index. A Portfolio's use of futures contracts or options will not be fully effective unless the Portfolio can compensate for such imperfect correlation. There is no assurance that a Portfolio will be able to effect such compensation.

       The correlation between the price movement of a futures contract or option and the related security (or index) may be distorted due to differences in the nature of the markets. If the price of the futures contract or option moves more than the price of the security or index, a Portfolio would experience either a loss or a gain on the future or option that is not completely offset by movements in the price of the security or index. In an attempt to compensate for imperfect price movement correlations, a Portfolio may purchase or sell futures contracts or options in a greater amount than the related securities or index position if the volatility of the related securities or index is historically greater than the volatility of the futures contracts or options. Conversely, a Portfolio may purchase or sell fewer contracts or options if the volatility of the price of the securities or index is historically less than that of the contracts or options.

       There are many reasons why changes in the values of futures contracts or options may not correlate perfectly with changes in the value of the underlying security or index. For example, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. In addition, trading hours for index futures or options may not correspond perfectly to hours of trading on the exchange where the underlying securities trade. This may result in a disparity between the price of futures or options and the value of the underlying security or index due to the lack of continuous arbitrage between the futures or options price and the value of the underlying security or index. Hedging transactions using securities indices also involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged (since a Portfolio will typically not own all of the securities included in a particular index).

       Price movement correlation also may be distorted by the limited liquidity of certain futures or options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instance, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market generally enhances its liquidity. Nonetheless, speculative trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

       Positions in futures contracts and related options are established or closed out only on an exchange or board of trade regulated by the Commodity Futures Trading Commission ("CFTC"). There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

       An exchange-traded option may be closed out only on a national securities or commodities exchange which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that a Portfolio would have to exercise the option in order to realize any profit. If a Portfolio that has written an option is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume and (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

       Because the specific procedures for trading foreign futures and options on futures exchanges are still evolving, additional or different margin requirements as well as settlement procedures may be applicable to foreign futures and options at the time a Portfolio purchases foreign futures or options.

       The successful use of transactions in futures and options depends in part on the ability of a Portfolio to forecast correctly the direction and extent of interest rate or securities price movements within a given time frame. To the extent interest rates or securities prices move in a direction opposite to that anticipated, a Portfolio may realize a loss that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or securities prices move during the period that a Portfolio holds futures or options positions, the Portfolio will pay the cost of taking those positions (i.e., brokerage costs). As a result, the Portfolio's total return for such period may be less than if it had not engaged in the futures or option transaction.

       FUTURE DEVELOPMENTS - This discussion relates to a Portfolio's proposed use of futures contracts, options and options on futures contracts and swap transactions currently available. The relevant markets and related regulations are constantly evolving. In the event of future regulatory or market developments, a Portfolio may also use additional types of futures contracts or options and other similar or related investment techniques.

Eurodollar Futures and Options - The Portfolios may make investments in
______________________________
Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Loan Participations and Assignments - The Portfolios may invest in fixed and
___________________________________
floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Portfolios may invest in such Loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically will result in the Portfolios having a contractual relationship only with the Lender, not with the borrower. The Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolios generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolios may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolios will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. When a Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

       The Portfolios may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the Portfolios anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Portfolio's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The Portfolios currently intend to treat all investments in Participations and Assignments as illiquid.

Swaps, Caps, Floors, Collars, Etc. - The Portfolios may enter into interest
__________________________________
rate, currency and index swaps, the purchase or sale of related caps, floors and collars and other derivatives. A Portfolio will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference currencies.

       A Portfolio will usually enter into interest rate swaps on a net basis, that is, two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. To the extent that a Portfolio maintains in a segregated account with its custodian liquid assets sufficient to meet its obligations under swaps, caps, floors, collars and other similar derivatives (see below) these investments will not constitute senior securities under the 1940 Act, as amended, and, thus, will not be treated as being subject to the Portfolio's borrowing restrictions. A Portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by that Portfolio's subadviser. If a counterparty defaults, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. Caps, floors and collars may not be as liquid as swaps.

       The liquidity of such agreements will be determined by a Portfolio's subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a Portfolio's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed to be within the restriction on investments in illiquid securities.

       The Portfolios will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

       A Portfolio may enter into a swaption transaction, which is a contract that grants the holder, in return for payment of the purchase price (the "premium") of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.

Inverse Floaters - The Portfolios may invest in inverse floaters, which are
________________
derivative mortgage securities. Inverse floaters are structured as a class of security that receives distributions on a pool of mortgage assets and whose yields move in the opposite direction of short-term interest rates, sometimes at an accelerated rate. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the Portfolios invest (with the exception of stripped mortgage securities). Inverse floaters may not be as liquid as other securities in which the Portfolios may invest.

Structured Notes - The Portfolios may invest in a broad category of instruments
________________
known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the LIBOR). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the U.S. Treasury bill rate does not exceed some specified maximum); but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply increased or reduced.

       Structured notes can serve many different purposes in the management of a Portfolio. For example, they can be used to increase a Portfolio's exposure to changes in the value of assets that the Portfolio would not ordinarily purchase directly (such as gold or oil). They can also be used to hedge the risks associated with other investments a Portfolio holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in market interest rates, the value of the structured note would generally move in the opposite direction to the value of traditional debt obligations, thus moderating the effect of interest rate changes in the value of a Portfolio's portfolio as a whole.

       Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of a Portfolio's investment) will be reduced because of changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Portfolio would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the subadviser's analysis of the issuer's creditworthiness and financial prospects, and of the subadviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described above) apply.

Capital Securities - The Portfolios may invest in capital securities, which are
__________________
securities issued by a trust having as its only assets junior subordinated debentures of a corporation, typically a bank holding company. This structure provides tax advantages to a bank holding company while generally providing investors a higher yield than is offered by investing directly in a bank holding company's subordinated debt.

Payment-in-Kind Securities ("PIKs") - The Portfolios may invest in PIKs, which
___________________________________
are debt obligations which provide that the issuer may, at its option, pay interest on such obligations in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

Warrants - The Portfolios may invest in warrants, which are securities that
________
give a Portfolio the right to purchase equity securities from an issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Indexed Securities - The Portfolios may purchase securities with principal
__________________
and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Portfolios may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose a Portfolio to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

       The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

When-Issued Securities - The Portfolios may invest in when-issued securities.
______________________
If the value of a "when-issued" security being purchased falls between the time a Portfolio commits to buy it and the payment date, the Portfolio may sustain a loss. The risk of this loss is in addition to the Portfolio's risk of loss on the securities actually in its portfolio at the time. In addition, when a Portfolio buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Portfolio may be lower than the yield available on other, comparable securities at the time of delivery or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. A Portfolio will maintain assets in a segregated account in an amount sufficient to satisfy its outstanding obligations to buy securities on a "when-issued" basis.

Forward Commitments - The Portfolios may purchase securities on a forward
___________________
commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. A Portfolio is required to hold and maintain in a segregated account with the custodian, until three-days prior to settlement date, cash or other liquid assets in amount sufficient to meet the purchase price. Alternatively, a Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. The purchase of securities on a forward commitment basis involves risk of loss if the value of the security to be purchased declines prior to the settlement date or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. Although a Portfolio will generally purchase securities on a forward commitment basis with the intention of acquiring such securities for its portfolio, a Portfolio may dispose of forward commitments prior to settlement if the subadviser deems it appropriate to do so.

Hybrid Instruments - The Portfolios may invest in hybrid instruments (a type of
__________________
potentially high-risk derivative). Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, "Benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rate. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

       Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument in structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

       Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

       Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

       Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Portfolio.

       Equity-linked debt securities are a type of hybrid instrument. At maturity, an equity-linked debt security of an issuer is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the subadviser expected.

Lending of Portfolio Securities - Each Portfolio may lend its portfolio
_______________________________
securities to broker-dealers under contracts calling for cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. A Portfolio will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments, which may include shares of money market funds subject to any investment restriction described herein. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans may be called so that the securities may be voted by a Portfolio. A Portfolio pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees.

       A Portfolio may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of its portfolio securities. Payments received by a Portfolio equal to dividends, interest and other distributions on loaned securities may be treated as income other than qualified income for the 90% test discussed under "Taxes" below. The Fund intends to engage in securities lending only to the extent that it does not jeopardize its qualification as a regulated investment company under the Internal Revenue Code.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

       The Fund's Board of Directors has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Fund's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Fund reserves the right to modify these policies and procedures at any time without notice.

       Only MetLife Advisers, LLC's ("MetLife Advisers") or a subadviser's Chief Compliance Officer, principal executive or principal accounting officer, or persons designated by such officers (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, MetLife Advisers or a subadviser may disclose a Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC or a posting on an Insurance Company web site only if an Authorized Person determines that
(i) there is a legitimate business purpose for the disclosure; and (ii) if practicable, the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Fund's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to (i) the Fund's service providers (e.g., custodian, independent registered public accounting firm) in order for the service providers to fulfill their contractual duties to the Fund; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Fund subadviser prior to the subadviser commencing its duties; (iv) the subadviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; (v) consultants that provide research and consulting services to MetLife Advisers or its affiliates with respect to asset allocation targets and investments for asset allocation funds of funds in the MetLife enterprise; and (vi) firms that provide pricing services, proxy voting services and research and trading services.

       The Fund's policies and procedures prohibit the dissemination of nonpublic portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by MetLife Advisers' or the relevant subadviser's Chief Compliance Officer and the Fund's Chief Compliance Officer as in the best interests of the Fund, and only if such exceptions are reported to the Fund's Board of Directors at its next regularly scheduled meeting.

       Dissemination of a Portfolio's nonpublic portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Fund disseminates portfolio holdings information to contract owners or Qualified Plan trustees or participants only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or Qualified Plan trustees or participants or the general public.

       It is the policy of MetLife Advisers to comply with all applicable provisions of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings information.

                         RESOLVING MATERIAL CONFLICTS

       Currently, shares in the Fund are available only to separate accounts established by Metropolitan Life Insurance Company ("MetLife"), New England Life Insurance Company ("NELICO"), MetLife Investors USA Insurance Company ("MetLife Investors"), or General American Life Insurance Company ("General American") and their affiliates or their subsidiaries, and to certain eligible qualified retirement plans ("Qualified Plans"), as an investment vehicle for variable life insurance or variable annuity products or Qualified Plans. In the future, however, such shares may be offered to separate accounts of insurance companies unaffiliated with MetLife, NELICO, MetLife Investors or General American.

       A potential for certain conflicts of interest exists between the interests of variable life insurance contract owners and variable annuity contract owners. Pursuant to conditions imposed in connection with related regulatory relief granted by the SEC, the Fund's Board of Directors has an obligation to monitor events to identify conflicts that may arise from the sale of shares to both variable life insurance and variable annuity separate accounts or to separate accounts of insurance companies not affiliated with MetLife, NELICO, MetLife Investors or General American. Such events might include changes in state insurance law or federal income tax law, changes in investment management of any Portfolio of the Fund or differences between voting instructions given by variable life insurance and variable annuity contract owners. Through its Participation Agreement with the Fund, each insurance company investing in the Fund is responsible for monitoring and reporting any such conflicts to the Fund and for proposing and executing any necessary remedial action. The Board of Directors of the Fund has an obligation to determine whether such proposed action adequately remedies any such conflicts.

                       DETERMINATION OF NET ASSET VALUES

       The net asset value per share of each class of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange on each day the New York Stock Exchange is open. The New York Stock Exchange is currently expected to be closed on weekend days and on the following holidays each year: New Year's Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because foreign exchanges are not always closed at the same time that the New York Stock Exchange is closed, the price of securities primarily traded on foreign exchanges may increase or decrease when the New York Stock Exchange is closed. Therefore, the net asset value of each class of a Portfolio that holds these securities may change on days that separate accounts will not be able to purchase or redeem Fund shares.

       If the Board of Directors decides that continuing to offer shares of one or more Portfolios will not serve the Fund's best interest (e.g., changing market conditions, regulatory problems or low Portfolio participation), the Fund may stop offering such shares and, by a vote of the Board of Directors, may require redemption (at net asset value) of outstanding shares in such Portfolio(s) upon 30 days' prior written notice to affected shareholders.

       Expenses of each Portfolio are paid or accrued each day.

All Portfolios
______________

       Each Portfolio values its securities in the manner set forth below.

       Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the adviser or relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value which approximates fair market value.

       Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the mean between the last reported bid and asked prices. Equity securities traded over-the-counter are valued at the last reported sales price.

       If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

       The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

       Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Fund values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolios' foreign equity securities using fair value prices based on third party vendor modeling tools.

       Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

       Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

       The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

       Subject to the Board's oversight, the Fund's Board of Directors has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers or the subadvisers of the Portfolios, who value such assets as described above and operate under procedures approved by the Board.

                                   EXPENSES

Expense Agreement
_________________

       Pursuant to an expense agreement relating to each class of the Portfolios, MetLife Advisers has agreed, from May 1, 2006 to April 30, 2007, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on a Portfolio's then-current fiscal year, which limits vary from Portfolio to Portfolio). Pursuant to the expense agreement, no class of the Portfolios is obligated to repay any expense paid by MetLife Advisers. The expense limits (annual rates as a percentage of each class of each Portfolio's net average daily net assets) in effect from May 1, 2006 to April 30, 2007 are as follows:

                                                   EXPENSE LIMIT AGREEMENT
                                                   ----------------------
     PORTFOLIO                                     Class A Class B Class E
     ---------                                     ------- ------- -------
     FI Large Cap.................................  0.95%   1.30%   1.10%
     Western Asset Management High Yield Bond.....  1.25%   1.50%   1.40%

                            DIRECTORS AND OFFICERS

       The Fund's Directors review actions of the Fund's investment adviser and subadvisers, and decide upon matters of general policy. The Fund's officers supervise the daily business operations of the Fund. The Board of Directors and the Fund's officers are listed below. Each Director is responsible for overseeing all 39 portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund's organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor.

Interested Directors (1)
________________________

       Each Director below is an "interested person" (as defined by the 1940
Act) in that Mr. McHaffie is an employee of MetLife, which is an affiliate of MetLife Advisers, the investment adviser of the Fund, and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

                                                                                                              NUMBER OF
                                                                                                            PORTFOLIOS IN
                                  CURRENT                                                                   FUND COMPLEX
NAME, ADDRESS                   POSITION(S)         POSITION(S) PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS,  OVERSEEN BY
AND AGE                          WITH FUND          HELD SINCE      INCLUDING OTHER DIRECTORSHIPS /(2)/     DIRECTOR /(3)/
-------------             ------------------------  ----------- ------------------------------------------- -------------
Hugh C. McHaffie          Director, Chairman of        2003         Senior Vice President, MetLife               43
Metropolitan Life         the Board, President and                  (since 2000), MetLife Group, Inc.
Insurance Company         Chief Executive Officer                   (since 2003); Manager, Chair of
501 Boylston Street                                                 the Board of Managers, President
Boston, MA 02116                                                    and Chief Executive Officer,
Age: 47                                                             MetLife Advisers, since 2003;
                                                                    Chairman of the Board (since 2004)
                                                                    and Director (since 2003),
                                                                    Enterprise General Insurance
                                                                    Agency, Inc.; Director (since
                                                                    2002) and Executive Vice President
                                                                    (since 2003), First MetLife
                                                                    Investors Insurance Company,
                                                                    MetLife Investors Insurance
                                                                    Company, MetLife Investors
                                                                    Insurance Company of California,
                                                                    MetLife Investors; Director (since
                                                                    2004) and Senior Vice President
                                                                    (since 1999), NELICO; Director,
                                                                    Cova Corporation (since 2000),
                                                                    General American (since 2004),
                                                                    Omega Reinsurance Corporation
                                                                    (since 2003); Director (since
                                                                    2005), Travelers Asset Management
                                                                    International Company LLC,
                                                                    Travelers Investment Adviser,
                                                                    Inc.; Director and Chairman (since
                                                                    2005), CitiStreet Funds, Inc.;
                                                                    Director and President (since
                                                                    2005), MetLife Investment Funds
                                                                    Management LLC^; Senior Vice
                                                                    President (since 2005), The
                                                                    Travelers Insurance Company, The
                                                                    Travelers Life and Annuity
                                                                    Company, Citicorp Life Insurance
                                                                    Company, First Citicorp Life
                                                                    Insurance Company; formerly,
                                                                    Senior Vice President, New England
                                                                    Zenith Fund ("Zenith Fund")**.

Arthur G. Typermass       Director                     1998         Formerly, Senior Vice-President              39
43 Chestnut Street                                                  and Treasurer, MetLife, 1997-1998.
Garden City, NY 11530
Age: 68

Non-Interested Directors /(1)/
____________________________

       Each Director below is not an "interested person" (as defined by the 1940 Act).

                                                                                                              NUMBER OF
                                                                                                            PORTFOLIOS IN
                                  CURRENT                                                                   FUND COMPLEX
NAME, ADDRESS                   POSITION(S)         POSITION(S) PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS,  OVERSEEN BY
AND AGE                          WITH FUND          HELD SINCE      INCLUDING OTHER DIRECTORSHIPS /(2)/     DIRECTOR /(3)/
-------------             ------------------------  ----------- ------------------------------------------- -------------
Steve A. Garban+          Director                     1993         Formerly, Chief Financial Officer,           39
226 Harris Drive                                                    Senior Vice President Finance and
State College, PA 16801                                             Operations and Treasurer
Age: 68                                                             (Emeritus), The Pennsylvania State
                                                                    University.

                                                                                                              NUMBER OF
                                                                                                            PORTFOLIOS IN
                                  CURRENT           POSITION(S)                                             FUND COMPLEX
NAME, ADDRESS                   POSITION(S)            HELD     PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS,  OVERSEEN BY
AND AGE                          WITH FUND             SINCE        INCLUDING OTHER DIRECTORSHIPS /(2)/     DIRECTOR /(3)/
-------------             ------------------------  ----------- ------------------------------------------- -------------
Linda B. Strumpf          Director                     2000         Vice President and Chief                     39
Ford Foundation                                                     Investment Officer, Ford
320 E. 43rd Street                                                  Foundation.
New York, NY 10017
Age: 58

Michael S. Scott Morton+  Director                     1993         Jay W. Forrester Professor of                39
Massachusetts Institute                                             Management (Emeritus) at Sloan
of                                                                  School of Management, MIT.
Technology ("MIT")
50 Memorial Drive
Cambridge, MA 02138
Age: 68

H. Jesse Arnelle          Director                     2001         Counsel, Womble Carlyle Sandrie &            39
400 Urbano Drive                                                    Rice; Director, Textron Inc.
San Francisco, CA 94127                                             (global multi-industry company)*;
Age: 72                                                             formerly, Director, Gannet Co.
                                                                    Inc. (diversified news and
                                                                    information company)*; formerly,
                                                                    Director, Eastman Chemical Company
                                                                    (global chemical company)*;
                                                                    formerly, Director, Waste
                                                                    Management, Inc.*; Director,
                                                                    Armstrong Holdings Inc. (parent
                                                                    company of floor and ceiling
                                                                    products business)*; Director, FPL
                                                                    Group Inc. (public utility holding
                                                                    company)*; Director, URS
                                                                    Corporation (engineering design
                                                                    services firm)*.

Nancy Hawthorne           Director                     2003         Director and Chairman of the                 39
60 Hyslop Road                                                      Board, Avid Technologies (computer
Brookline, MA 02445                                                 software company)*; formerly,
Age: 55                                                             Board of Advisors, L. Knife &
                                                                    Sons, Inc. (beverage distributor);
                                                                    Chief Executive Officer,
                                                                    Clerestory LLC (corporate
                                                                    financial advisor); formerly,
                                                                    Trustee, Zenith Fund**; formerly,
                                                                    Chief Executive Officer and
                                                                    Managing Partner, Hawthorne,
                                                                    Krauss and Associates (corporate
                                                                    financial advisor); formerly,
                                                                    Chief Financial Officer and
                                                                    Executive Vice President,
                                                                    Continental Cablevision,
                                                                    subsequently renamed MediaOne
                                                                    (cable television company);
                                                                    formerly, Director, Life F/X,
                                                                    Inc.; formerly, Chairman of the
                                                                    Board, WorldClinic (distance
                                                                    medicine company); formerly,
                                                                    Director, Perini Corporation
                                                                    (construction)*; formerly,
                                                                    Director, CGU (property and
                                                                    casualty insurance company);
                                                                    formerly, Director, Beacon Power
                                                                    Corporation (energy)*.

                                                                                                              NUMBER OF
                                                                                                            PORTFOLIOS IN
                                  CURRENT                                                                   FUND COMPLEX
NAME, ADDRESS                   POSITION(S)         POSITION(S) PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS,  OVERSEEN BY
AND AGE                          WITH FUND          HELD SINCE      INCLUDING OTHER DIRECTORSHIPS /(2)/     DIRECTOR /(3)/
-------------             ------------------------  ----------- ------------------------------------------- -------------
John T. Ludes             Director                     2003         President, LFP Properties                    39
57 Water Street                                                     (consulting firm); Formerly,
Marion, MA 02738                                                    Trustee, Zenith Fund**; formerly,
Age: 69                                                             Vice Chairman, President and Chief
                                                                    Operating Officer, Fortune
                                                                    Brands/American Brands (global
                                                                    conglomerate); formerly, President
                                                                    and CEO, Acushnet Company
                                                                    (athletic equipment).

Officers/(1)/
_____________


                                           CURRENT
                                         POSITION(S)            POSITION(S)
NAME AND ADDRESS           AGE            WITH FUND             HELD SINCE  PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS /(2)/
----------------           --- -------------------------------- ----------- -----------------------------------------------
Jeffrey P. Halperin        38  Interim Chief Compliance Officer    2005           Assistant Vice President, MetLife
Metropolitan Life                                                                 Group, Inc., since 2003; Assistant
Insurance Company                                                                 Vice President, MetLife, since
One MetLife Plaza                                                                 2002; Chief Compliance Officer,
27-01 Queens Plaza North                                                          MetLife Investment Funds
Long Island City, NY 11101                                                        Management LLC^, since 2005.

John F. Guthrie, Jr.       62  Senior Vice President               2002           Manager and Senior Vice
MetLife Advisers, LLC                                                             President, MetLife Advisers; Vice
501 Boylston Street                                                               President, MetLife; Vice
Boston, MA 02116                                                                  President, NELICO; Vice
                                                                                  President, Met Investors Advisory,
                                                                                  LLC, since 2005; Vice President,
                                                                                  CitiStreet Funds, Inc., since 2005;
                                                                                  Vice President, MetLife
                                                                                  Investment Funds Management
                                                                                  LLC^, since 2005; formerly,
                                                                                  Senior Vice President, Zenith
                                                                                  Fund**.

Alan C. Leland             53  Senior Vice                         2005           Treasurer and Chief Financial
MetLife Advisers, LLC          President                                          Officer, MetLife Advisers, LLC;
501 Boylston Street                                                               Treasurer, Met Investors Advisory,
Boston, MA 02116                                                                  LLC, since 2005; Vice President,
                                                                                  Met Investors Advisory, LLC,
                                                                                  since 2004; Vice President,
                                                                                  MetLife Group, Inc., since 2003;
                                                                                  Vice President, MetLife; Senior
                                                                                  Vice President, NELICO;
                                                                                  President, CitiStreet Funds, Inc.,
                                                                                  since 2005; Director and Vice
                                                                                  President, MetLife Investment
                                                                                  Funds Management LLC^, since
                                                                                  2005; Assistant Treasurer,
                                                                                  Travelers Asset Management
                                                                                  International Company LLC and
                                                                                  Travelers Investment Adviser,
                                                                                  Inc., since 2005.

                                    CURRENT
                                  POSITION(S)          POSITION(S)
NAME AND ADDRESS      AGE          WITH FUND           HELD SINCE  PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS /(2)/
----------------      --- ---------------------------- ----------- -----------------------------------------------
Peter Duffy           50  Vice President and Treasurer    2000           Senior Vice President, MetLife
MetLife Advisers, LLC                                                    Advisers, since December 1998;
501 Boylston Street                                                      Senior Vice President; NELICO;
Boston, MA 02116                                                         Vice President, MetLife; Vice
                                                                         President, Travelers Asset
                                                                         Management International
                                                                         Company LLC and Travelers
                                                                         Investment Adviser, Inc., since
                                                                         2005; Treasurer and Chief
                                                                         Financial Officer, Travelers Series
                                                                         Trust, since 2005; Treasurer, Chief
                                                                         Financial Officer and Chief
                                                                         Accounting Officer, CitiStreet
                                                                         Funds, Inc., since 2005; formerly,
                                                                         Vice President and Treasurer,
                                                                         Zenith Fund**.

Thomas M. Lenz        47  Vice President and Secretary    2002           General Counsel and Secretary,
MetLife Advisers, LLC                                                    MetLife Advisers, since 1998;
501 Boylston Street                                                      Assistant General Counsel,
Boston, MA 02116                                                         MetLife; Secretary and Chief
                                                                         Legal Officer, CitiStreet Funds,
                                                                         Inc., since 2005; formerly, Vice
                                                                         President and Secretary, Zenith
                                                                         Fund**.

--------
* Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
** Following the sale of all of its assets to the Fund on May 1, 2003, the Zenith Fund deregistered as an investment company with the Securities and Exchange Commission ("SEC") on January 29, 2004
^ Effective May 1, 2006, CitiStreet Funds Management LLC is expected to change its name to MetLife Investment Funds Management LLC.
(+) Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (the "State Street Research Funds").
(1) Each Director of the Fund also serves as trustee of Metropolitan Series Fund II ("Met Series Fund II"), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2) Previous positions during the past five years with the Fund, MetLife, the Manager, Zenith Fund, NELICO, New England Financial, New England Funds, L.P. or New England Securities Corporation are omitted if not materially different.
(3) The Fund Complex includes the Fund (39 portfolios), Met Series Fund II (1 portfolio), variable annuity separate accounts of The Travelers Insurance Company (6 accounts), mutual funds sponsored by the Travelers Insurance Company (5 funds) and CitiStreet Funds, Inc. (4 portfolios).

Director Beneficial Ownership

       The following table states the dollar range of equity securities beneficially owned by each Director in the portfolios of the Fund.

                                                          DOLLAR RANGE OF EQUITY DOLLAR RANGE OF EQUITY
                                                              SECURITIES IN            SECURITIES
DIRECTOR                      NAME OF PORTFOLIO             THE PORTFOLIO/(1)/      IN THE FUND/(1)/
--------            ------------------------------------- ---------------------- ----------------------
Arthur G. Typermass BlackRock Aggressive Growth Portfolio     Over $100,000          Over $100,000

                    FI International Stock Portfolio         $10,001-$50,000

                    MetLife Stock Index Portfolio             Over $100,000

--------
(1) Represents ownership, as of December 31, 2005, of insurance products that utilize the Fund as an investment vehicle. Shares of the Fund may not be held directly by individuals.

Committees of the Board
_______________________

       The Directors have delegated certain authority to an Audit Committee, which is comprised of Messrs. Steve Garban, John Ludes and Michael Scott Morton and Ms. Linda Strumpf, all of whom are not "interested persons" (as defined in the 1940 Act) of the Fund ("Independent Directors"). The Audit Committee reviews financial and accounting controls and procedures; recommends the selection of the independent registered public accounting firm; reviews the scope of the audit; reviews financial statements and audit reports; and reviews the independence of the independent registered public accounting firm and approval of fees and assignments relating to both audit and non-audit activities of the independent registered public accounting firm. Ms. Strumpf currently serves as chair of the Audit Committee.

       The Directors have established two Contract Review Committees of the Board. One Contract Review Committee is comprised of Messrs. H. Jesse Arnelle and Ludes and Ms. Strumpf. Ms. Strumpf currently serves as chair of that Contract Review Committee. The other Contract Review Committee is comprised of Ms. Nancy Hawthorne and Mr. Garban. Mr. Garban currently serves as chair of that Contract Review Committee. Each Contract Review Committee from time to time reviews and makes recommendations to the Board as to contracts that require approval of a majority of the Independent Directors, which are assigned to such Contract Review Committee by the Board, and any other contracts that may be referred to it by the Board.

       The Governance Committee is comprised of Messrs. Arnelle and Morton and Ms. Hawthorne. Mr. Scott Morton currently serves as Chair of the Governance Committee. The Governance Committee reviews periodically Board governance practices, procedures and operations, the size and composition of the Board of Directors, Director compensation and other matters relating to the governance of the Fund.

       The Directors have established a Nominating Committee of the Board, which is comprised of Messrs. Arnelle and Scott Morton and Ms. Hawthorne.
Mr. Scott Morton currently serves as chair of the Nominating Committee. The Nominating Committee evaluates the qualifications of the Fund's candidates for Independent Director positions and makes recommendations to the Independent Directors with respect to nominations for Independent Director membership on the Fund's Board. The Nominating Committee considers Independent Director candidates in connection with Board vacancies and newly created Board positions.

       The Nominating Committee will consider nominees for Independent Directors recommended by contract owners. The Board has adopted procedures that a contract owner must follow to properly submit a recommendation to the Nominating Committee. Recommendations must be in a writing submitted to the Fund's Secretary, c/o MetLife Advisers, LLC, 501 Boylston Street, Boston, MA 02116, and must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the contract owner (the "candidate"); (B) the number of units that relate to shares of each Portfolio (and class) of the Fund attributable to any annuity or life insurance contract of the candidate, as reported to such contract owner by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph
(b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934 (the "Exchange Act"); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Independent

Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) information regarding the candidate that will be sufficient for the Fund to make a determination as to whether the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act); (ii) the written and signed consent of the candidate to be named as a nominee and to serve as an Independent Director if elected; (iii) the name of the recommending contract owner as it appears on the books of the relevant Insurance Company separate account; (iv) the number of units that relate to shares of each Portfolio (and class) of the Fund attributable to any annuity or life insurance contract of such recommending contract owner; and (v) a description of all arrangements or understandings between the recommending contract owner and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending contract owner. In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law. The Nominating Committee accepts recommendations on a continuous basis.

       During 2005, the Audit Committee met three times, each Contract Review Committee met one time and the Governance Committee met three times. The Nominating Committee did not meet in 2005.

Directors Fees
______________

       The officers and Directors of the Fund who are officers or employees of MetLife Advisers, of any subadviser of the Fund or of MetLife receive no compensation from the Fund for their services in such capacities, although they may receive compensation from MetLife, MetLife Advisers or any affiliate for services rendered in those or other capacities.

       Each Director who is not currently an active employee of MetLife or its affiliates also serves as trustee and member of the same committees of Met Series Fund II and for serving in all capacities receives an aggregate retainer fee at the annual rate of $56,000, plus aggregate attendance fees of $6,000 for each Directors' meeting attended, aggregate attendance fees of $2,500 for each committee meeting attended (provided that, if the Governance Committee and the Nominating Committee hold a joint meeting, each attendee receives $2,500 in aggregate for that meeting) and reimbursement for out-of pocket expenses related to such attendance. The chair of the Audit Committee, the chair of the Governance Committee and the Nominating Committee, and the chair of each of the Contract Review Committees each receives an aggregate fee of $2,500 for each full calendar year during which he/she serves as such chair. The Lead Independent Director of the Fund, Mr. Garban, who was appointed to such position on February 5, 2004, receives an additional aggregate annual retainer fee of $5,000. These fees are allocated among the Portfolios and the one portfolio of Met Series Fund II based on a formula that takes into account, among other factors, the net assets of each Portfolio and the portfolio of Met Series Fund II.

       During the fiscal year ended December 31, 2005, the persons listed below who were then Directors of the Fund received the amounts set forth below.

                                                      TOTAL COMPENSATION
                                        AGGREGATE     FROM THE FUND AND
                                    COMPENSATION FROM FUND COMPLEX PAID
        NAME OF DIRECTOR                THE FUND       TO DIRECTORS (A)
        ----------------            ----------------- ------------------
        Linda B. Strumpf...........     $ 95,938           $ 99,000
        Steve A. Garban............     $ 98,361           $105,625
        H. Jesse Arnelle...........     $ 91,093           $ 94,000
        Michael S. Scott Morton....     $103,206           $110,625
        Arthur G. Typermass........     $ 81,402           $ 84,000
        Toby Rosenblatt (b)........     $ 17,928           $ 22,250
        Nancy Hawthorne............     $ 88,670           $ 91,500
        John T. Ludes..............     $ 93,515           $ 96,500
--------
(a) As of January 30, 2005, the Fund and the Fund Complex included Met Series Fund II and the State Street Research Funds. As of January 31, 2005, the State Street Research Funds, which comprised 19 portfolios, were no longer included in the Fund Complex. "Total Compensation from the Fund and Fund Complex Paid to Directors" is for the 12 months ended December 31, 2005.
(b) Resigned from the Fund's Board of Directors on February 10, 2005.

       The Fund provides no pension or retirement benefits to Directors.

       At February 28, 2006, the officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund or any Portfolio.

                             ADVISORY ARRANGEMENTS

       Advisory Structure. Pursuant to separate advisory agreements (the
       __________________
"advisory agreements"), MetLife Advisers has agreed to manage the investment and reinvestment of assets of each Portfolio. MetLife Advisers has delegated for each Portfolio certain of these responsibilities, including responsibility for determining what investments such Portfolio should purchase, hold or sell and directing all trading for the Portfolio's account, to subadvisers under subadvisory agreements described below.

       In each case, advisory services are provided subject to the supervision and control of the Fund's Directors. Each advisory agreement also provides that MetLife Advisers will furnish or pay the expenses of the applicable Portfolio for office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

       MetLife Advisers is a Delaware limited liability company. NELICO owns all of the voting interests in MetLife Advisers. NELICO is a direct wholly-owned subsidiary of MetLife. MetLife is wholly-owned by MetLife, Inc., a public company traded on the New York Stock Exchange. The members of MetLife Advisers include each insurance company the separate accounts of which invest in registered investment companies to which MetLife Advisers serves as investment adviser. Each member's interest in MetLife Advisers entitles the member to share in the profit and loss of MetLife Advisers in proportion to the profit and loss of MetLife Advisers attributable to customers of that insurance company.

       Subject to the supervision of MetLife Advisers, each subadviser, pursuant to separate Sub-Advisory Agreements or Sub-Investment Management Agreements (hereinafter referred to as the "subadvisory agreements"), manages the assets of its Portfolio in accordance with each Portfolio's investment objective and policies, makes investment decisions for each Portfolio and employs professional advisers and securities analysts who provide research services to that Portfolio. The Portfolios pay no direct fees to any of the subadvisers.

       FMR, subadviser to FI LARGE CAP, has entered into a sub-subadvisory agreement with FMR Co., Inc. ("FMRC") pursuant to which FMRC has primary responsibility for choosing investments for each Portfolio. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholder's voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

       Western Asset Management Company ("Western Asset"), subadviser to WESTERN ASSET MANAGEMENT HIGH YIELD BOND, is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company.

Marketing Support Payments
__________________________

       The Subadvisers and/or their affiliates may provide MetLife and/or its affiliates with wholesaling services that assist in the distribution of the variable life insurance, variable annuity and group annuity products for which the Fund serves as an investment vehicle and may pay MetLife and/or its affiliates amounts to participate in sales meetings. These amounts may be significant and may provide a Subadviser and/or its affiliates with increased access to persons involved in the distribution of such insurance products.

Advisory Fees
_____________

       The Fund pays MetLife Advisers compensation at the annual percentage rates of the corresponding levels of that Portfolio's average daily net asset values, subject to any fee reductions or deferrals as described above in the section entitled "Expense Agreement" under "Expenses." Each Portfolio allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.

                                           Annual
                                         Percentage Average Daily Net
Portfolio                                   Rate    Asset Value Levels
---------                                ---------- ------------------
FI Large Cap............................    .80%    First $250 million
                                            .75%    Next $500 million
                                            .70%    Over $750 million

Western Asset Management High Yield Bond    .54%    First $50 million
                                            .43%    Over $50 million

Subadvisory Fees
________________

   MetLife Advisers pays each subadviser at the following rates for providing subadvisory services to the following Portfolios:

                                                 Annual
                                         Percentage Rate Paid by
                                         Metlife Advisers To The Average Daily Net
Portfolio                                      Subadvisers       Asset Value Levels
---------                                ----------------------- ------------------
FI Large Cap............................           .45%          First $250 million
                                                   .40%          Next $500 million
                                                   .35%          Over $750 million

Western Asset Management High Yield Bond           .40%          All Assets

       In connection with FMR's service as subadviser to FI LARGE CAP, FMR has delegated to FMRC primary responsibility for choosing investments for the Portfolios pursuant to a sub-subadvisory agreement which requires FMRC to manage the investment and reinvestment of the assets of the Portfolios, subject to the supervision of FMR. FMR compensates FMRC at a monthly rate equal to 50% of the subadvisory fee that MetLife Advisers pays to FMR under the subadvisory agreement in respect of that portion of the Portfolios' assets managed by FMRC during such month. The Fund pays no fee to FMRC under the sub-subadvisory agreement.

Advisory Agreements and Subadvisory Agreements
______________________________________________

       Each advisory and subadvisory agreement provides that it will continue in effect after two years from the date of its execution only if it is approved at least annually thereafter (i) by the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the applicable Portfolio, and (ii) by vote of a majority of those directors who are not interested persons of the Fund or the applicable Portfolio's investment adviser or subadviser, cast in person at a meeting called for the purpose of voting on such approval.

       If required by law, subject to the SEC exemption obtained by MetLife Advisers and the Fund, any amendment to any advisory or subadvisory agreement or any such new agreement must be approved by vote of a majority of the outstanding voting securities of the applicable Portfolio and by vote of a majority of the Directors who are not interested persons of (i) the Fund or
(ii) the applicable Portfolio's investment adviser or subadviser.

       Each agreement may be terminated without penalty by the Directors or by the shareholders of the applicable Portfolio, upon sixty days' written notice, or by the applicable Portfolio's investment adviser, upon ninety or sixty days' written notice, and each terminates automatically in the event of its "assignment" as defined in the 1940 Act. In addition, each subadvisory agreement may be terminated without penalty upon either ninety or sixty days' written notice by the relevant subadviser.

       Each advisory agreement provides that MetLife Advisers shall pay the organization costs of the Fund relating to the Portfolio and the expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under the advisory agreement. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses.

       For the Portfolios, each advisory agreement provides that if the total ordinary business expenses of a particular Portfolio for any fiscal year exceed the lowest applicable limitations (based on a percentage of average net assets or income) prescribed by any state in which shares of that Portfolio are qualified for sale, MetLife Advisers shall pay such excess. The advisory agreement also provides, however, that the advisory fee shall not be reduced nor shall any of such expenses be paid to an extent or under circumstances which might result in the inability of any Portfolio or of the Fund, taken as a whole, to qualify as a regulated investment company under the Internal Revenue Code. The term "expenses" for this purpose excludes brokerage commissions, taxes, interest and extraordinary expenses.

       Each subadvisory agreement provides that the relevant subadviser shall not be subject to any liability in connection with the performance of its portfolio management services thereunder in the absence of willful misfeasance, bad faith, gross negligence, reckless disregard of its obligations and duties or violations of any applicable law. The advisory agreements for the Portfolios provide that MetLife Advisers shall not be liable in connection with its administrative services in the absence of willful misfeasance, bad faith or gross negligence.

       Certain officers and employees of subadvisers have responsibility for portfolio management of other advisory accounts and clients (including other Portfolios of the Fund and other registered investment companies, and accounts of affiliates) that may invest in securities in which the respective Portfolio may invest. Where the subadviser determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated to the participating accounts.

       It is each subadviser's policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients.

       It is believed that the ability of a Portfolio to participate in larger volume transactions in this manner will in some cases produce better executions for the Portfolio. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to a Portfolio or the price at which a security may be sold. The Directors of the Fund are of the view that the benefits to the respective Portfolio of retaining each subadviser outweigh the disadvantages, if any, that might result from participating in such transactions.

Proxy Voting Policies
_____________________

       The Board of Directors and MetLife Advisers have delegated to each subadviser who invests in voting securities on behalf of a Portfolio the responsibility for voting the proxies relating to securities held by such Portfolio investing in voting securities as part of each such subadviser's general management of Portfolio assets, subject to the continuing oversight of the Board and MetLife Advisers. The Fund believes that each subadviser, which purchases and sells securities for its respective Portfolio(s) and analyzes the performance of a Portfolio's securities, is in the best position and has the information necessary to vote proxies in the best interest of a Portfolio and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on the one hand, and the interests of the adviser, subadviser or any other affiliated person of the Fund, on the other hand. Information about the proxy voting policies and procedures of each subadviser who invests in voting securities is attached in Appendix B to this SAI.

       Information on how proxies relating to the Portfolios' voting securities were voted during the most recent 12-month period ended June 30th is available, upon request and without charge, by calling (800) 638-7732 or on the SEC's website at http://www.sec.gov.

                              PORTFOLIO MANAGERS

       The subadvisers have provided the Fund with the following information regarding each Portfolio's portfolio managers identified in the Prospectus/Proxy Statements. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the subadvisers have provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The subadvisers have also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus/Proxy Statements beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

FI Large Cap Portfolio
______________________

OTHER ACCOUNTS MANAGED

                                                                          Accounts with respect to which
                                                                          the advisory fee is based on the
                                    Other Accounts Managed                  performance of the account
                     ---------------------------------------------------  --------------------------------
                                                                                         Total Assets in
Name of Portfolio                           Number of     Total Assets in  Number of       Accounts in
Manager and                                Accounts in      Accounts in   Accounts in       Category
Portfolio Managed    Category of Account     Category        Category      Category       (in millions)
-----------------    -------------------- --------------  --------------- -----------    ---------------
Bahaa Fam            Registered                 4         $1,127,000,000       2          $364,000,000
                     investment companies
                     Other pooled               7         $1,280,000,000       0                   N/A
                     investment vehicles
                     Other accounts             6         $  788,000,000       0                   N/A

MATERIAL CONFLICTS OF INTEREST

The portfolio manager's compensation plan (described below) may give rise to potential conflicts of interest. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When the portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Portfolios. Securities selected for funds or accounts other than the Portfolios may outperform the securities selected for the Portfolios. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that FMR's code of ethics will adequately address such conflicts.

COMPENSATION

As of December 31, 2005, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined annually by level of responsibility and tenure at FMR or its affiliates. A substantial portion of the portfolio manager's bonus is linked to the pre-tax investment performance of the equity assets of the Portfolio measured against an appropriate benchmark index and the pre-tax investment performance of the equity assets of the Portfolio within a relevant peer group (Lipper category). The benchmark index and peer group used for the portfolio manager is the Russell 1000 Growth Index.

The portfolio manager's bonus is based on several components calculated separately over his or her tenure over multiple measurement periods that eventually encompass periods of up to five years. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a defined peer group and relative to a benchmark index assigned to each fund or account, and
(ii) the investment performance of a broad range of other equity funds and accounts advised by FMR. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage and employer administrative services.

Western Asset Management High Yield Bond Portfolio
__________________________________________________

OTHER ACCOUNTS MANAGED

                                                                               Accounts with respect to which
                                                                               the advisory fee is based on the
                                         Other Accounts Managed                  performance of the account
                          ---------------------------------------------------- --------------------------------
                                                   Number of  Total Assets in   Number of     Total Assets in
                                                  Accounts in   Accounts in    Accounts in      Accounts in
Name of Portfolio Manager   Category of Account    Category    Category (1)     Category         Category
------------------------- ----------------------- ----------- ---------------- -----------    ---------------
S. Kenneth Leech,         Registered investment
                          companies                    36     $233,611,545,735      0                     N/A
                          Other pooled investment
                          vehicles                     19     $ 19,795,303,572      0                     N/A
                          Other accounts              740     $205,776,184,176     77         $20,675,562,028

Stephen A. Walsh,         Registered investment
                          companies                    36     $233,611,545,735      0                     N/A
                          Other pooled investment
                          vehicles                     19     $ 19,795,303,572      0                     N/A
                          Other accounts              740     $205,776,184,176     77         $20,675,562,028

Michael C.                Registered investment
Buchanan                  companies
                          Other pooled investment       3     $    743,675,226      0                     N/A
                          vehicles                      2     $  2,133,931,956      0                     N/A
                          Other accounts               10     $  1,405,273,133      0                     N/A

Timothy J. Settel         Registered investment
                          companies
                          Other pooled investment       0                  N/A      0                     N/A
                          vehicles                      0                  N/A      0                     N/A
                          Other accounts                0                  N/A      0                     N/A

Ian R. Edmonds            Registered investment
                          companies
                          Other pooled investment       0                  N/A      0                     N/A
                          vehicles                      0                  N/A      0                     N/A
                          Other accounts                1     $     46,053,233      0                     N/A

Note: The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all of the Fund's Western Asset portfolios, but they are not solely responsible for a particular portfolio. Western Asset's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of Western Asset's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

MATERIAL CONFLICTS OF INTEREST

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio's trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio's trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, Western Asset determines which broker or dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio's sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether Western Asset allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

COMPENSATION

With respect to the compensation of the portfolio managers, Western Asset's compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western Asset, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager's investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western Asset's business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

                            DISTRIBUTION AGREEMENTS

       MetLife (the "Distributor"), located at 1 Madison Avenue, New York, New York 10010, is the Fund's distributor. The Distributor is an affiliate of the Fund. Under Distribution Agreements with the Fund, the Distributor serves as the general distributor of shares of each class of each Portfolio, which are sold at the net asset value of such class without any sales charge. The offering of each Portfolio's shares is continuous. Shares are offered for sale only to certain insurance company separate accounts and Qualified Plans. The Distributor receives no compensation from the Fund or purchasers of a Portfolio's shares for acting as distributor of the Fund's Class A shares. The Distribution Agreements do not obligate the Distributor to sell a specific number of shares.

       In the future, the Fund may offer shares to be purchased by separate accounts of life insurance companies not affiliated with MetLife to support insurance contracts they issue.

       Pursuant to the Class B, Class D, Class E and Class F Distribution Plan (the "Distribution Plan") adopted under Rule 12b-1 under the 1940 Act for such Portfolios, the Fund compensates the Distributor from assets attributable to each of the Class B, Class D, Class E and Class F shares for services rendered and expenses borne in connection with activities primarily intended to result in the sales of that class.

       The Distribution Plan provides that the Fund, on behalf of each such Portfolio that issues Class B, Class D, Class E and/or Class F shares, may pay up to 0.50% of the average daily net assets of each such Portfolio attributable to its Class B, Class D, Class E and Class F shares for activities in connection with the distribution of those classes of shares. Under the Distribution Agreement for such Portfolios, however, such payments are currently limited to 0.25% for the Class B Shares, 0.10% for the Class D Shares, 0.15% for the Class E Shares and 0.20% for the Class F Shares.

       Each of the Distribution Plan and the Distribution and Services Plan (the "Plans") is what is known as a "compensation plan" because the Fund makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. The Board of Directors of the Fund will take into account the level of expenditures in connection with their annual consideration of whether to renew the Plans. The fees payable with respect to a particular class of a Portfolio may not be used to subsidize the distribution of shares of, or provision of shareholder services to, any other class of any Portfolio. Subject to the foregoing sentence, some or all of the fees paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of Class B, Class D, Class E and Class F shares, including but not limited to the following:

     (a) printing and mailing of prospectuses, statements of additional information and reports for prospective purchasers of variable annuity or variable life insurance contracts ("Variable Contracts") or Qualified Plans investing indirectly in a class of shares of the Fund;

     (b) the development, preparation, printing and mailing of Fund advertisements, sales literature and other promotional materials describing and/or relating to the Fund;

     (c) holding seminars and sales meetings designed to promote the distribution of the Class B, Class D, Class E or Class F shares;

     (d) obtaining information and providing explanations to Variable Contract owners regarding Fund investment objectives and policies and other information about the Fund and its Portfolios, including the performance of the Portfolios;

     (e) training sales personnel regarding the Fund;

     (f) compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Fund;

     (g) personal services and/or maintenance of Variable Contract owner accounts with respect to Class B, Class D, Class E or Class F shares attributable to such accounts;

     (h) compensation to and expenses of employees of the Distributor, including overhead and telephone expenses, who engage in the distribution of a class of shares; and

     (i) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts.

       The Board of Directors, including the directors who are not "interested persons" (as defined in the 1940 Act) (the "Independent Directors") and who have no direct or indirect financial interest in the operation of the Plans or in any agreements relating to the Plans ("Qualified Directors"), has determined, in the exercise of its reasonable business judgment, that the Plans are reasonably likely to benefit the Fund and its Class B, Class D, Class E and Class F shareholders and has approved the Plans' adoption. The Fund anticipates that the Plans will enhance the sales of Class B, Class D, Class E shares and Class F shares and increase or help to maintain the assets of each Portfolio, which over time, may allow the Class B, Class D, Class E and Class F shareholders and beneficial owners to benefit from certain economies of scale with respect to fixed costs of the Portfolio.

       The Plans and any related agreement that is entered into by the Fund in connection with the Plans will continue in effect for a period of more than one year only so long as the continuance is specifically approved at least annually by a vote of the majority of the Fund's Board of Directors, including a majority of the Qualified Directors, or, with respect to any class by a vote of the outstanding voting securities of that class, cast in person at a meeting called for the purpose of voting on the Plans or any such related agreement. Also, the Plans and any such related agreement may be terminated, with respect to any class, at any time by vote of a majority of the outstanding shares of that class of that Portfolio or by vote of a majority of the Qualified Directors. Each Plan also provides that it may not be amended, with respect to any class of any Portfolio, to increase materially the amount of fees payable thereunder without the approval of such class of shares.

       The amounts received by the Distributor have been used to defray various costs incurred or paid by the Distributor in connection with personal services to and/or the maintenance of shareholder and contract owner accounts, commissions, the printing and mailing of Fund prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B and Class E shares.

                                OTHER SERVICES

Custodial Arrangements. State Street Bank and Trust Company ("State Street
______________________
Bank"), 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's custodian and fund accounting agent. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Portfolio and, in such capacity, is the registered owner of securities held in book-entry form belonging to the Portfolio. Upon instruction, State Street Bank receives and delivers cash and securities of the Portfolios in connection with Portfolio transactions and collects all dividends and other distributions made with respect to Portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of each class of each Portfolio on a daily basis.

Independent Registered Public Accounting Firm. The Board of Directors annually
_____________________________________________
approves an independent registered public accounting firm which is expert in accounting and auditing. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, the Fund's independent registered public accounting firm, assists in the preparation of federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

       Some of the Fund's portfolio transactions are placed with brokers and dealers who provide the investment adviser or subadvisers with supplementary investment and statistical information or furnish market quotations to the Fund or other investment companies advised by the investment adviser or subadvisers. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of the investment adviser or subadvisers. The services may also be used by the investment adviser or subadvisers in connection with their other advisory accounts and in some cases may not be used with respect to the Fund.

Fixed-Income Portfolio Transactions. It is expected that certain portfolio
___________________________________
transactions of WESTERN ASSET MANAGEMENT HIGH YIELD BOND in bonds, notes and money market instruments will generally be with issuers or dealers on a net basis without a stated commission.

Equity Portfolio (Common Stock) Transactions. In placing orders for the
____________________________________________
purchase and sale of portfolio securities, the subadviser of FI LARGE CAP selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates or prices which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. In the case of equity securities, this does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Such Portfolio's subadviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

       A subadviser may cause a Portfolio it manages to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount another broker-dealer would have charged effecting that transaction. The subadviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the subadviser's overall responsibilities to the Fund and its other clients. A subadviser's authority to cause a Portfolio it manages to pay such greater commissions is also subject to such policies as the Directors of the Fund may adopt from time to time.

       The following services may be considered by subadvisers when selecting brokers:

  . RECOMMENDATIONS AND ADVICE about market projections and data, security values, asset allocation and portfolio evaluation, purchasing or selling specific securities, and portfolio strategy;

  . SEMINARS, INFORMATION, ANALYSES, AND REPORTS concerning companies, industries, securities, trading markets and methods, legislative and political developments, changes in accounting practices and tax law, economic and business trends, proxy voting, issuer credit-worthiness, technical charts and portfolio strategy;

  . ACCESS to research analysts, corporate management personnel, industry experts, economists, government representatives, technical market measurement services and quotation services, and comparative performance evaluation;

  . PRODUCTS AND OTHER SERVICES including financial publications, reports and analysis, electronic access to data bases and trading systems, computer equipment, software, information and accessories; and

  . STATISTICAL AND ANALYTICAL DATA relating to various investment companies, including historical performance, expenses and fees, and risk measurements.

       Research services provided by brokers through which a subadviser effects securities transactions on behalf of a Portfolio may be used by the subadviser in servicing all of its accounts. Therefore, not all of these services may be used by the subadviser in connection with the Fund.

       The Board of Directors has adopted policies which authorize each subadviser to place trades, consistent with best execution, with certain brokers that have agreed to apply a portion of their commissions with respect to a Portfolio to that Portfolio's expenses.

       The Board of Directors has also approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of that Portfolio's subadviser participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolio could purchase in the underwritings.

Affiliated Brokerage
____________________

       A Portfolio may pay brokerage commissions to an affiliated broker for acting as the respective Portfolio's agent on purchases and sales of securities for the portfolio of the Portfolio. SEC rules require that commissions paid to an affiliated broker of a mutual fund for portfolio transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair" compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Directors of the Fund, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliated brokers and will review these procedures periodically.

Portfolio Turnover
__________________

       A Portfolio's turnover rate may vary significantly from time to time depending on the volatility of economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in a Portfolio's subadviser.

                                CODE OF ETHICS

       The Fund, MetLife, MetLife Advisers, and each subadviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that establishes procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Fund might take advantage of that knowledge for their own benefit. Although each Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of any Portfolio of the Fund from engaging in personal securities investing, it does regulate such personal securities investing so that conflicts of interest may be avoided.

                            DESCRIPTION OF THE FUND

       The Fund, an open-end management investment company registered under the 1940 Act, was formed on November 23, 1982 as corporation under the laws of Maryland pursuant to Articles of Incorporation (the "Articles") filed on November 23, 1982, as amended. On May 1, 2003, the Fund succeeded to the operations of seventeen series of the New England Zenith Fund, a Massachusetts business trust.

       Each Portfolio's issued and outstanding shares participate equally in dividends and distributions declared by such Portfolio and receive a portion (divided equally among all of the Portfolio's outstanding shares) of the Portfolio's assets (less liabilities) if the Portfolio is liquidated or dissolved. Liabilities which are not clearly assignable to a Portfolio are generally allocated among the Portfolios in proportion to their relative net assets. In the unlikely event that any Portfolio has liabilities in excess of its assets, the other Portfolios may be held responsible for the excess liabilities.

       Portfolio shares, when issued, are fully paid and non-assessable. In addition, there are no preference, preemptive, conversion, exchange or similar rights, and shares are freely transferable. Shares do not have cumulative voting rights.

       MetLife paid all of the organizational expenses of the Fund and will not be reimbursed.

       As of March 31, 2006, 100% of the outstanding voting securities of the Fund were owned by separate accounts of MetLife, NELICO, MetLife Investors and/or General American (or any affiliate of any such company), and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of such companies (or any affiliate of any such company). Therefore, as of March 31, 2006, MetLife, NELICO, MetLife Investors and General American were each presumed to be in control (as that term is defined in the 1940 Act) of the Fund.

Voting Rights
_____________

       Each share has one vote and fractional shares have fractional votes. When there is a difference of interests between the Portfolios, votes are counted on a per Portfolio basis; otherwise the shares of all Portfolios are totaled. Shares in a Portfolio not affected by a matter are not entitled to vote on that matter. A Portfolio-by-Portfolio vote may occur, for example, when there are proposed changes to a particular Portfolio's fundamental investment policies or advisory or distribution agreements.

       Each insurance company is the legal owner of shares attributable to variable life insurance and variable annuity contracts issued by its separate accounts, and has the right to vote those shares. Pursuant to the current view of the SEC staff, each insurance company will vote the shares held in each separate account registered with the SEC in accordance with instructions received from owners of variable life insurance and variable annuity contracts issued by that separate account. To the extent voting privileges are granted by the issuing insurance company to unregistered separate accounts, shares for which no timely instructions are received will be voted for, voted against, or withheld from voting on any proposition in the same proportion as the shares held in that separate account for all contracts for which voting instructions are received. All Fund shares held by the general investment account (or any unregistered separate account for which voting privileges are not extended) of each insurance company will be voted by that insurance company in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions are received. Shares held by certain eligible qualified retirement plans ("Qualified Plans") will vote directly and will not be voted in the same proportion as shares held by the Insurance Companies in their separate accounts registered as unit investment trusts.

Shareholder Meetings
____________________

       Regular annual shareholder meetings are not required and the Fund does not expect to have regular meetings. For certain purposes, the Fund is required to have a shareholder meeting. Examples of the reasons a meeting might be held are to: (a) approve certain agreements required by securities laws; (b) change fundamental investment objectives and restrictions of the Portfolios; and
(c) fill vacancies on the Board of Directors when less than a majority have been elected by shareholders. The Fund assists with all shareholder communications. Except as mentioned above, directors will continue in office and may appoint directors for vacancies.

                                     TAXES

       Set forth below is a discussion of certain U.S. federal income tax consequences relating to the ownership of shares in the Portfolios by life insurance companies for the purpose of funding variable life insurance policies. This discussion does not purport to be complete or to deal with all aspects of federal income taxation. It deals only with the status of the Portfolios as regulated investment companies ("RICs") under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the application of the diversification rules of Section 817(h) of the Code. This discussion is based upon the present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.

       The discussion below is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the Portfolios' shares will be currently taxed on the Portfolios' distributions, and on the proceeds of any redemption of the Portfolios' shares, under the Code rules.

       For information concerning the federal tax consequences to a holder of a variable contract, refer to the prospectus for the particular contract. Because insurance companies (and certain other investors) will be the only shareholders of a Portfolio, no attempt is made here to particularly describe the tax aspects of an investment in such a Portfolio.

       Each of the Portfolios intends to qualify each year as a RIC under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. In order to qualify for the special tax treatment accorded RICs and their shareholders under the Code, each Portfolio must (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock securities, or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to an amount that does not exceed 10% of the outstanding voting securities of such issuer or 5% of the value of the Portfolio's total assets; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses.

       As a RIC, a Portfolio generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Portfolio's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Portfolio intends to distribute substantially all of such income.

       If a Portfolio were to fail to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) each insurance company separate account invested in the Portfolio would fail to satisfy the diversification requirements of
Section 817(h) of the Code, described below, with the result that the contracts supported by that account would no longer be eligible for tax deferral. All distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

       A Portfolio's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

       Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Portfolio level. The excise tax is generally inapplicable to any RIC whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Portfolio believes that it is not subject to the excise tax, each Portfolio intends to make the distributions required to avoid the imposition of the tax, provided such payments and distributions are determined to be in the best interest of such Portfolio's shareholders.

       A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Portfolio in October, November or December of that year with a record date in such a month and paid by the Portfolio during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

       Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, these regulations are imposed on the assets of a Portfolio. Specifically, the regulations provide that, after a one year start-up period or, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Portfolio to satisfy the
Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

       The Internal Revenue Service has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. A contract holder's control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. Most, although not necessarily all, of the Portfolios have investment objectives and strategies that are not materially narrower than the investment strategies described in more recent IRS ruling in which strategies, such as large company stocks, international stocks, small company stocks, mortgage-based securities, telecommunications stocks and financial services stocks, were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. The Regulations proposed by the Treasury Department in the summer of 2004 relating to (S) 817(h) and current published IRS guidance do not directly speak to the strategies such as those reflected in the Portfolio, described above. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control" over a separate account's investments in funds such as the Portfolios, and such guidance could affect the treatment of the Portfolios described herein, including retroactively.

       In the event that additional rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that such Portfolio will not have to change its investment objective or investment policies. A Portfolio's investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

       Under Treasury Regulations, if a shareholder recognizes a loss on a disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting, requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

       Investment by a Portfolio in "passive foreign investment companies" ("PFICs") could subject the Portfolio to U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Portfolio shareholders. However, a Portfolio also may make an election to mark the gains (and to a limited extent the losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio's taxable year. Such gains and losses are treated as ordinary income and loss. A Portfolio may also elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Portfolio will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Portfolio's total return.

                                TRANSFER AGENT

       The transfer agent and the dividend paying agent for the Fund, MetLife, is located at One Madison Avenue, New York, New York 10010. MetLife receives no compensation for these services.

                  APPENDIX A-1 -- DESCRIPTION OF BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

                                      Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. See Note 1.

                                       A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. See Note 1.

                                      Baa

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. See Note 1.

                                      Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                      Ca

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       C

Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

     (1) An application for rating was not received or accepted.
     (2) The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
     (3) There is a lack of essential data pertaining to the issue or issuer.
     (4) The issue was privately placed, in which case the rating is not published in Moody's publications.

NOTE 1: This rating may include the numerical modifier 1, 2 or 3 to provide a more precise indication of relative debt quality within the category, with 1 indicating the high end of the category, 2 the mid-range and 3 nearer the low end.

STANDARD & POOR'S RATINGS GROUP

                                      AAA

This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

                                      AA

Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                       A

Bonds rated A have strong capacity to pay principal and interest although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                      BBB

Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

                                BB, B, CCC, CC

Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       C

The rating C is reserved for income bonds on which no interest is being paid.

                                       D

Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH, INC.

  LONG-TERM CREDIT RATINGS
  ________________________

       INVESTMENT GRADE
       ________________

                                      AAA

Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                                      AA

Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                                       A

High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                                      BBB

Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

       SPECULATIVE GRADE
       _________________
                                      BB

Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                                       B

Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                                  CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

                                  DDD, DD, D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

       SHORT-TERM CREDIT RATINGS
       _________________________

       A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

                                      F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

                                      F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                                      F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                                       B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions

                                       C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                                       D

Default. Denotes actual or imminent payment default.

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1."

"NR" indicates that Fitch does not rate the issuer or issue in question.

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

            APPENDIX A-2 -- DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S CORPORATION

                                      A-1

Commercial paper rated A-1 by S&P has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Commercial paper within the A-1 category which has overwhelming safety characteristics is denoted "A-1+."

                                      A-2

Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

MOODY'S INVESTORS SERVICE, INC.

                                      P-1

The rating P-1 is the highest commercial paper rating assigned by Moody's.

                                      P-2

Issuers rated P-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Among the factors considered by Moody's in assigning ratings are the following:

       (1) evaluation of the management of the issuer;

       (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

       (3) evaluation of the issuer's products in relation to competition and customer acceptance;

       (4) liquidity;

       (5) amount and quality of long-term debt;

       (6) trend of earnings over a period of ten years;

       (7) financial strength of a parent company and the relationships which exist with the issuer; and

       (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

              Appendix B -- Proxy Voting Policies and Procedures

                     Fidelity Fund Proxy Voting Guidelines

                                 February 2006

I.  General Principles

    A. Except as set forth herein, FMR will generally vote in favor of routine management proposals. FMR will generally oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

    B. Non-routine proposals will generally be voted in accordance with the guidelines.

    C. Non-routine proposals not covered by the following guidelines or other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by the General Counsel or Compliance Officer of FMR or the General Counsel of FMR Corp. A significant pattern of such proposals or other special circumstances will be referred to the Operations Committee or its designee.

    D. Voting of shares will be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Proxy Voting Guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

    E. The FMR Investment & Advisor Compliance Department votes proxies. In the event an Investment & Advisor Compliance employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

II. Definitions (as used in this document)

    A. Large capitalization company - a company included in the Russell 1000 stock index.

    B. Small capitalization company - a company not included in the Russell 1000 stock index.

    C. Anti-takeover plan - includes fair price amendments; classified boards; "blank check" preferred stock; golden and tin parachutes; supermajority provisions; poison pills; and any other plan that eliminates or limits shareholder rights.

    D. Poison Pill Plan - a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Such Plans are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

    E. Golden parachute - accelerated options and/or employment contracts for officers and directors that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination following a change in control.

    F. Tin parachute - accelerated options and/or employment contracts for employees beyond officers and directors that will result in a lump sum payment in the event of termination.

    G. Sunset provision - a condition in a charter or plan that specifies an expiration date.

    H. Greenmail - payment of a premium to a raider trying to take over a company through a proxy contest or other means.

III.Directors

    A. Incumbent Directors

       FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment.

       FMR will also generally withhold authority on the election of directors if:

       1. An anti-takeover provision was introduced, an anti-takeover provision was extended, or a new anti-takeover provision was adopted upon the expiration of an existing anti-takeover provision, without shareholder approval except as set forth below.

          With respect to poison pills, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a poison pill is introduced, extended, or adopted:

          a.The poison pill includes a sunset provision of less than 5 years;

          b.The poison pill is linked to a business strategy that will result in greater value for the shareholders; and

          c.Shareholder approval is required to reinstate the poison pill upon expiration.

          FMR will also not consider withholding authority on the election of directors when one or more of the conditions above are not met if the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing poison pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

       2. The company refuses, upon request by FMR, to amend a Poison Pill Plan to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

       3. Within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers and directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors, or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

       4. The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; and (ii) whether the compensation committee engaged independent compensation consultants.

       5. The company made a commitment to FMR to resolve an agenda item that was inconsistent with FMR's guidelines and management of the company has failed to act on that commitment.

    B. Indemnification

       FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of Directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

    C. Independent Chairperson

       FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

    D. Majority Director Elections

       FMR will generally vote against shareholder proposals calling for a company to adopt a simple majority vote standard for the election of directors. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, the adoption of a simple majority vote standard appears reasonably likely to enhance shareholder returns and there are no risks to the ongoing operation of the company if adopted.

IV. Compensation

    A. Equity Award Plans (including stock options, restricted stock awards, and other stock awards)

       FMR will generally vote against Equity Award Plans or amendments to authorize additional shares under such plans if:

       1. (a) The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10% (for large capitalization companies) or 15% (for small capitalization companies) and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the Plan or the amendments is acceptable.

       2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus;
          (b) the plan's terms allow repricing of underwater options; or
          (c) the Board/Committee has repriced options outstanding under the plan in the past 2 years.

          However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms or board resolution, are met:

          a.The repricing is rarely used and, when used, is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

          b.The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

       3. The Board may materially alter the plan without shareholder approval, including by increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the Board to lapse or waive restrictions at its discretion.

       4. The granting of awards to non-employee directors is subject to management discretion.

       5. In the case of stock awards, the restriction period, or holding period after exercise, is less than 3 years for non-performance-based awards, and less than 1 year for performance-based awards.

       FMR will consider approving an Equity Award Plan or an amendment to authorize additional shares under such plan if, without complying with guidelines 2(a), 3, and 4 immediately above, the following two conditions are met:

       1. The shares are granted by a compensation committee composed entirely of independent directors; and

       2. The shares are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

    B. Equity Exchanges and Repricing

       FMR will generally vote in favor of a management proposal to exchange shares or reprice outstanding options if the proposed exchange or repricing is consistent with the interests of shareholders, taking into account such factors as:

       1. Whether the proposal excludes senior management and directors;

       2. Whether the equity proposed to be exchanged or repriced exceeded FMR's dilution thresholds when initially granted;

       3. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

       4. The company's relative performance compared to other companies within the relevant industry or industries;

       5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

       6. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

    C. Employee Stock Purchase Plans

       FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

    D. Employee Stock Ownership Plans (ESOPs)

       FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

    E. Executive Compensation

       FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

V.  Anti-Takeover Plans

   FMR will generally vote against a proposal to adopt or approve the adoption of an anti-takeover plan unless:

    A. The proposal requires that shareholders be given the opportunity to vote on the adoption of anti-takeover provision amendments.

    B. The anti-takeover plan includes the following:

       1. the board has adopted an anti-takeover plan with a sunset provision of no greater than 5 years;

       2. the anti-takeover plan is linked to a business strategy that is expected to result in greater value for the shareholders;

       3. shareholder approval is required to reinstate the anti-takeover plan upon expiration;

       4. the anti-takeover plan contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and

       5. the anti-takeover plan allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

    C. It is an anti-greenmail proposal that does not include other anti-takeover provisions.

    D. It is a fair price amendment that considers a two-year price history or less.

    FMR will generally vote in favor of proposals to eliminate anti-takeover plans. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

VI. Capital Structure / Incorporation

    A. Increases in Common Stock

       FMR will generally vote against a provision to increase a Company's common stock if such increase is greater than 3 times outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase of up to 5 times is generally acceptable.

    B. New Classes of Shares

       FMR will generally vote against the introduction of new classes of stock with differential voting rights.

    C. Cumulative Voting Rights

       FMR will generally vote in favor of introduction and against elimination of cumulative voting rights where this is determined to enhance portfolio interests of minority shareholders.

    D. Acquisition or Business Combination Statutes

       FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

    E. Incorporation or Reincorporation in Another State or Country

       FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII.Auditors

    A. FMR will generally vote against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the selection of the company's auditor.

    B. FMR will generally vote against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. FMR will also generally vote against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

VIII.Other

    A. Voting Process

       FMR will generally vote in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

    B. Regulated Industries

       Voting of shares in securities of any regulated industry (e.g., U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g., the Federal Reserve Board) for a determination under applicable law (e.g., federal banking law) that no Fund or group of Funds has acquired control of such organization.

WESTERN ASSET MANAGEMENT COMPANY
WESTERN ASSET MANAGEMENT COMPANY LIMITED

PROXY VOTING

BACKGROUND

Western Asset Management Company and Western Asset Management Company Limited (together "Western Asset") have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, Western Asset Management Company has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

RESPONSIBILITY AND OVERSIGHT

THE WESTERN ASSET LEGAL AND COMPLIANCE DEPARTMENT ("COMPLIANCE DEPARTMENT") IS RESPONSIBLE FOR ADMINISTERING AND OVERSEEING THE PROXY VOTING PROCESS. THE GATHERING OF PROXIES IS COORDINATED THROUGH THE CORPORATE ACTIONS AREA OF INVESTMENT SUPPORT ("CORPORATE ACTIONS"). RESEARCH ANALYSTS AND PORTFOLIO MANAGERS ARE RESPONSIBLE FOR DETERMINING APPROPRIATE VOTING POSITIONS ON EACH PROXY UTILIZING ANY APPLICABLE GUIDELINES CONTAINED IN THESE PROCEDURES.

CLIENT AUTHORITY

AT ACCOUNT START-UP, OR UPON AMENDMENT OF AN IMA, THE APPLICABLE CLIENT IMA ARE SIMILARLY REVIEWED. IF AN AGREEMENT IS SILENT ON PROXY VOTING, BUT CONTAINS AN OVERALL DELEGATION OF DISCRETIONARY AUTHORITY OR IF THE ACCOUNT REPRESENTS ASSETS OF AN ERISA PLAN, WESTERN ASSET WILL ASSUME RESPONSIBILITY FOR PROXY VOTING. THE CLIENT ACCOUNT TRANSITION TEAM MAINTAINS A MATRIX OF PROXY VOTING AUTHORITY.

PROXY GATHERING

REGISTERED OWNERS OF RECORD, CLIENT CUSTODIANS, CLIENT BANKS AND TRUSTEES ("PROXY RECIPIENTS") THAT RECEIVE PROXY MATERIALS ON BEHALF OF CLIENTS SHOULD FORWARD THEM TO CORPORATE ACTIONS. PRIOR TO AUGUST 1, 2003, PROXY RECIPIENTS OF EXISTING CLIENTS WILL BE REMINDED OF THE APPROPRIATE ROUTING TO CORPORATE ACTIONS FOR PROXY MATERIALS RECEIVED AND REMINDED OF THEIR RESPONSIBILITY TO FORWARD ALL PROXY MATERIALS ON A TIMELY BASIS. PROXY RECIPIENTS FOR NEW CLIENTS (OR, IF WESTERN ASSET BECOMES AWARE THAT THE APPLICABLE PROXY RECIPIENT FOR AN EXISTING CLIENT HAS CHANGED, THE PROXY RECIPIENT FOR THE EXISTING CLIENT) ARE NOTIFIED AT START-UP OF APPROPRIATE ROUTING TO CORPORATE ACTIONS OF PROXY MATERIALS RECEIVED AND REMINDED OF THEIR RESPONSIBILITY TO FORWARD ALL PROXY MATERIALS ON A TIMELY BASIS. IF WESTERN ASSET PERSONNEL OTHER THAN CORPORATE ACTIONS RECEIVE PROXY MATERIALS, THEY SHOULD PROMPTLY FORWARD THE MATERIALS TO CORPORATE ACTIONS.

PROXY VOTING

ONCE PROXY MATERIALS ARE RECEIVED BY CORPORATE ACTIONS, THEY ARE FORWARDED TO THE COMPLIANCE DEPARTMENT FOR COORDINATION AND THE FOLLOWING ACTIONS:

     A.  PROXIES ARE REVIEWED TO DETERMINE ACCOUNTS IMPACTED.

     B.  IMPACTED ACCOUNTS ARE CHECKED TO CONFIRM WESTERN ASSET VOTING
         AUTHORITY.

     C. LEGAL AND COMPLIANCE DEPARTMENT STAFF REVIEWS PROXY ISSUES TO DETERMINE ANY MATERIAL CONFLICTS OF INTEREST. (SEE CONFLICTS OF INTEREST SECTION OF THESE PROCEDURES FOR FURTHER INFORMATION ON DETERMINING MATERIAL CONFLICTS OF INTEREST.)

     D. IF A MATERIAL CONFLICT OF INTEREST EXISTS, (I) TO THE EXTENT REASONABLY PRACTICABLE AND PERMITTED BY APPLICABLE LAW, THE CLIENT IS PROMPTLY NOTIFIED, THE CONFLICT IS DISCLOSED AND WESTERN ASSET OBTAINS THE CLIENT'S PROXY VOTING INSTRUCTIONS, AND (II) TO THE EXTENT THAT IT IS NOT REASONABLY PRACTICABLE OR PERMITTED BY APPLICABLE LAW TO NOTIFY THE CLIENT AND OBTAIN SUCH INSTRUCTIONS (E.G., THE CLIENT IS A MUTUAL FUND OR OTHER COMMINGLED VEHICLE OR IS AN ERISA PLAN CLIENT), WESTERN ASSET SEEKS VOTING INSTRUCTIONS FROM AN INDEPENDENT THIRD PARTY.

     E. LEGAL AND COMPLIANCE DEPARTMENT STAFF PROVIDES PROXY MATERIAL TO THE APPROPRIATE RESEARCH ANALYST OR PORTFOLIO MANAGER TO OBTAIN THEIR RECOMMENDED VOTE. RESEARCH ANALYSTS AND PORTFOLIO MANAGERS DETERMINE VOTES ON A CASE-BY-CASE BASIS TAKING INTO ACCOUNT THE VOTING GUIDELINES CONTAINED IN THESE PROCEDURES. FOR AVOIDANCE OF DOUBT, DEPENDING ON THE BEST INTEREST OF EACH INDIVIDUAL CLIENT, WESTERN ASSET MAY VOTE THE SAME PROXY DIFFERENTLY FOR DIFFERENT CLIENTS. THE ANALYST'S OR PORTFOLIO MANAGER'S BASIS FOR THEIR DECISION IS DOCUMENTED AND MAINTAINED BY THE LEGAL AND COMPLIANCE DEPARTMENT.

     F. LEGAL AND COMPLIANCE DEPARTMENT STAFF VOTES THE PROXY PURSUANT TO THE INSTRUCTIONS RECEIVED IN (D) OR (E) AND RETURNS THE VOTED PROXY AS INDICATED IN THE PROXY MATERIALS.

TIMING

WESTERN ASSET PERSONNEL ACT IN SUCH A MANNER TO ENSURE THAT, ABSENT SPECIAL CIRCUMSTANCES, THE PROXY GATHERING AND PROXY VOTING STEPS NOTED ABOVE CAN BE COMPLETED BEFORE THE APPLICABLE DEADLINE FOR RETURNING PROXY VOTES.

RECORDKEEPING

WESTERN ASSET MAINTAINS RECORDS OF PROXIES VOTED PURSUANT TO SECTION 204-2 OF THE ADVISERS ACT AND ERISA DOL BULLETIN 94-2. THESE RECORDS INCLUDE:

     A.  A COPY OF WESTERN ASSET'S POLICIES AND PROCEDURES.

     B.  COPIES OF PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES.

     C. A COPY OF ANY DOCUMENT CREATED BY WESTERN ASSET THAT WAS MATERIAL TO MAKING A DECISION HOW TO VOTE PROXIES.

     D. EACH WRITTEN CLIENT REQUEST FOR PROXY VOTING RECORDS AND WESTERN ASSET'S WRITTEN RESPONSE TO BOTH VERBAL AND WRITTEN CLIENT REQUESTS.

     E.  A PROXY LOG INCLUDING:

         1.  ISSUER NAME;

         2.  EXCHANGE TICKER SYMBOL OF THE ISSUER'S SHARES TO BE VOTED;

         3. COUNCIL ON UNIFORM SECURITIES IDENTIFICATION PROCEDURES ("CUSIP") NUMBER FOR THE SHARES TO BE VOTED;

         4.  A BRIEF IDENTIFICATION OF THE MATTER VOTED ON;

         5. WHETHER THE MATTER WAS PROPOSED BY THE ISSUER OR BY A SHAREHOLDER OF THE ISSUER;

         6.  WHETHER A VOTE WAS CAST ON THE MATTER;

         7.  A RECORD OF HOW THE VOTE WAS CAST; AND

         8. WHETHER THE VOTE WAS CAST FOR OR AGAINST THE RECOMMENDATION OF THE ISSUER'S MANAGEMENT TEAM.

RECORDS ARE MAINTAINED IN AN EASILY ACCESSIBLE PLACE FOR FIVE YEARS, THE FIRST TWO IN WESTERN ASSET'S OFFICES.

DISCLOSURE

WESTERN ASSET'S PROXY POLICIES ARE DESCRIBED IN THE FIRM'S PART II OF FORM ADV. CLIENTS WILL BE PROVIDED A COPY OF THESE POLICIES AND PROCEDURES UPON REQUEST. IN ADDITION, UPON REQUEST, CLIENTS MAY RECEIVE REPORTS ON HOW THEIR PROXIES HAVE BEEN VOTED.

CONFLICTS OF INTEREST

ALL PROXIES ARE REVIEWED BY THE COMPLIANCE DEPARTMENT FOR MATERIAL CONFLICTS OF INTEREST. ISSUES TO BE REVIEWED INCLUDE, BUT ARE NOT LIMITED TO:

     1. WHETHER WESTERN (OR, TO THE EXTENT REQUIRED TO BE CONSIDERED BY APPLICABLE LAW, ITS AFFILIATES) MANAGES ASSETS FOR THE COMPANY OR AN EMPLOYEE GROUP OF THE COMPANY OR OTHERWISE HAS AN INTEREST IN THE COMPANY;

     2. WHETHER WESTERN OR AN OFFICER OR DIRECTOR OF WESTERN OR THE APPLICABLE PORTFOLIO MANAGER OR ANALYST RESPONSIBLE FOR RECOMMENDING THE PROXY VOTE (TOGETHER, "VOTING PERSONS") IS A CLOSE RELATIVE OF OR HAS A PERSONAL OR BUSINESS RELATIONSHIP WITH AN EXECUTIVE, DIRECTOR OR PERSON WHO IS A CANDIDATE FOR DIRECTOR OF THE COMPANY OR IS A PARTICIPANT IN A PROXY CONTEST; AND

     3. WHETHER THERE IS ANY OTHER BUSINESS OR PERSONAL RELATIONSHIP WHERE A VOTING PERSON HAS A PERSONAL INTEREST IN THE OUTCOME OF THE MATTER BEFORE SHAREHOLDERS.

VOTING GUIDELINES

WESTERN ASSET'S SUBSTANTIVE VOTING DECISIONS TURN ON THE PARTICULAR FACTS AND CIRCUMSTANCES OF EACH PROXY VOTE AND ARE EVALUATED BY THE DESIGNATED RESEARCH ANALYST OR PORTFOLIO MANAGER. THE EXAMPLES OUTLINED BELOW ARE MEANT AS GUIDELINES TO AID IN THE DECISION MAKING PROCESS.

GUIDELINES ARE GROUPED ACCORDING TO THE TYPES OF PROPOSALS GENERALLY PRESENTED TO SHAREHOLDERS. PART I DEALS WITH PROPOSALS WHICH HAVE BEEN APPROVED AND ARE RECOMMENDED BY A COMPANY'S BOARD OF DIRECTORS; PART II DEALS WITH PROPOSALS SUBMITTED BY SHAREHOLDERS FOR INCLUSION IN PROXY STATEMENTS; PART III ADDRESSES ISSUES RELATING TO VOTING SHARES OF INVESTMENT COMPANIES; AND PART IV ADDRESSES UNIQUE CONSIDERATIONS PERTAINING TO FOREIGN ISSUERS.

    I.  BOARD APPROVED PROPOSALS

THE VAST MAJORITY OF MATTERS PRESENTED TO SHAREHOLDERS FOR A VOTE INVOLVE PROPOSALS MADE BY A COMPANY ITSELF THAT HAVE BEEN APPROVED AND RECOMMENDED BY ITS BOARD OF DIRECTORS. IN VIEW OF THE ENHANCED CORPORATE GOVERNANCE PRACTICES CURRENTLY BEING IMPLEMENTED IN PUBLIC COMPANIES, WESTERN ASSET GENERALLY VOTES IN SUPPORT OF DECISIONS REACHED BY INDEPENDENT BOARDS OF DIRECTORS. MORE SPECIFIC GUIDELINES RELATED TO CERTAIN BOARD-APPROVED PROPOSALS ARE AS FOLLOWS:

    1.   MATTERS RELATING TO THE BOARD OF DIRECTORS

    WESTERN ASSET VOTES PROXIES FOR THE ELECTION OF THE COMPANY'S NOMINEES FOR DIRECTORS AND FOR BOARD-APPROVED PROPOSALS ON OTHER MATTERS RELATING TO THE BOARD OF DIRECTORS WITH THE FOLLOWING EXCEPTIONS:

         A. VOTES ARE WITHHELD FOR THE ENTIRE BOARD OF DIRECTORS IF THE BOARD DOES NOT HAVE A MAJORITY OF INDEPENDENT DIRECTORS OR THE BOARD DOES NOT HAVE NOMINATING, AUDIT AND COMPENSATION COMMITTEES COMPOSED SOLELY OF INDEPENDENT DIRECTORS.

         B. VOTES ARE WITHHELD FOR ANY NOMINEE FOR DIRECTOR WHO IS CONSIDERED AN INDEPENDENT DIRECTOR BY THE COMPANY AND WHO HAS RECEIVED COMPENSATION FROM THE COMPANY OTHER THAN FOR SERVICE AS A DIRECTOR.

         C. VOTES ARE WITHHELD FOR ANY NOMINEE FOR DIRECTOR WHO ATTENDS LESS THAN 75% OF BOARD AND COMMITTEE MEETINGS WITHOUT VALID REASONS FOR ABSENCES.

         D. VOTES ARE CAST ON A CASE-BY-CASE BASIS IN CONTESTED ELECTIONS OF DIRECTORS.

    2.   MATTERS RELATING TO EXECUTIVE COMPENSATION

    WESTERN ASSET GENERALLY FAVORS COMPENSATION PROGRAMS THAT RELATE EXECUTIVE COMPENSATION TO A COMPANY'S LONG-TERM PERFORMANCE. VOTES ARE CAST ON A CASE-BY-CASE BASIS ON BOARD-APPROVED PROPOSALS RELATING TO EXECUTIVE COMPENSATION, EXCEPT AS FOLLOWS:

         A. EXCEPT WHERE THE FIRM IS OTHERWISE WITHHOLDING VOTES FOR THE ENTIRE BOARD OF DIRECTORS, WESTERN ASSET VOTES FOR STOCK OPTION PLANS THAT WILL RESULT IN A MINIMAL ANNUAL DILUTION.

         B. WESTERN ASSET VOTES AGAINST STOCK OPTION PLANS OR PROPOSALS THAT PERMIT REPLACING OR REPRICING OF UNDERWATER OPTIONS.

         C. WESTERN ASSET VOTES AGAINST STOCK OPTION PLANS THAT PERMIT ISSUANCE OF OPTIONS WITH AN EXERCISE PRICE BELOW THE STOCK'S CURRENT MARKET PRICE.

         D. EXCEPT WHERE THE FIRM IS OTHERWISE WITHHOLDING VOTES FOR THE ENTIRE BOARD OF DIRECTORS, WESTERN ASSET VOTES FOR EMPLOYEE STOCK PURCHASE PLANS THAT LIMIT THE DISCOUNT FOR SHARES PURCHASED UNDER THE PLAN TO NO MORE THAN 15% OF THEIR MARKET VALUE, HAVE AN OFFERING PERIOD OF 27 MONTHS OR LESS AND RESULT IN DILUTION OF 10% OR LESS.

    3.   MATTERS RELATING TO CAPITALIZATION

    THE MANAGEMENT OF A COMPANY'S CAPITAL STRUCTURE INVOLVES A NUMBER OF IMPORTANT ISSUES, INCLUDING CASH FLOWS, FINANCING NEEDS AND MARKET CONDITIONS THAT ARE UNIQUE TO THE CIRCUMSTANCES OF EACH COMPANY. AS A RESULT, WESTERN ASSET VOTES ON A CASE-BY-CASE BASIS ON BOARD-APPROVED PROPOSALS INVOLVING CHANGES TO A COMPANY'S CAPITALIZATION EXCEPT WHERE WESTERN ASSET IS OTHERWISE WITHHOLDING VOTES FOR THE ENTIRE BOARD OF DIRECTORS.

         A. WESTERN ASSET VOTES FOR PROPOSALS RELATING TO THE AUTHORIZATION OF ADDITIONAL COMMON STOCK.

         B. WESTERN ASSET VOTES FOR PROPOSALS TO EFFECT STOCK SPLITS (EXCLUDING REVERSE STOCK SPLITS).

         C. WESTERN ASSET VOTES FOR PROPOSALS AUTHORIZING SHARE REPURCHASE PROGRAMS.

    4. MATTERS RELATING TO ACQUISITIONS, MERGERS, REORGANIZATIONS AND OTHER TRANSACTIONS

         WESTERN ASSET VOTES THESE ISSUES ON A CASE-BY-CASE BASIS ON BOARD-APPROVED TRANSACTIONS.

    5.   MATTERS RELATING TO ANTI-TAKEOVER MEASURES

         WESTERN ASSET VOTES AGAINST BOARD-APPROVED PROPOSALS TO ADOPT ANTI-TAKEOVER MEASURES EXCEPT AS FOLLOWS:

         A. WESTERN ASSET VOTES ON A CASE-BY-CASE BASIS ON PROPOSALS TO RATIFY OR APPROVE SHAREHOLDER RIGHTS PLANS.

         B. WESTERN ASSET VOTES ON A CASE-BY-CASE BASIS ON PROPOSALS TO ADOPT FAIR PRICE PROVISIONS.

    6.   OTHER BUSINESS MATTERS

    WESTERN ASSET VOTES FOR BOARD-APPROVED PROPOSALS APPROVING SUCH ROUTINE BUSINESS MATTERS SUCH AS CHANGING THE COMPANY'S NAME, RATIFYING THE APPOINTMENT OF AUDITORS AND PROCEDURAL MATTERS RELATING TO THE SHAREHOLDER MEETING.

         A. WESTERN ASSET VOTES ON A CASE-BY-CASE BASIS ON PROPOSALS TO AMEND A COMPANY'S CHARTER OR BYLAWS.

         B. WESTERN ASSET VOTES AGAINST AUTHORIZATION TO TRANSACT OTHER UNIDENTIFIED, SUBSTANTIVE BUSINESS AT THE MEETING.

     II. SHAREHOLDER PROPOSALS

SEC REGULATIONS PERMIT SHAREHOLDERS TO SUBMIT PROPOSALS FOR INCLUSION IN A COMPANY'S PROXY STATEMENT. THESE PROPOSALS GENERALLY SEEK TO CHANGE SOME ASPECT OF A COMPANY'S CORPORATE GOVERNANCE STRUCTURE OR TO CHANGE SOME ASPECT OF ITS BUSINESS OPERATIONS. WESTERN ASSET VOTES IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS ON ALL SHAREHOLDER PROPOSALS, EXCEPT AS
FOLLOWS:

     1. WESTERN ASSET VOTES FOR SHAREHOLDER PROPOSALS TO REQUIRE SHAREHOLDER APPROVAL OF SHAREHOLDER RIGHTS PLANS.

     2. WESTERN ASSET VOTES FOR SHAREHOLDER PROPOSALS THAT ARE CONSISTENT WITH WESTERN ASSET'S PROXY VOTING GUIDELINES FOR BOARD-APPROVED PROPOSALS.

     3. WESTERN ASSET VOTES ON A CASE-BY-CASE BASIS ON OTHER SHAREHOLDER PROPOSALS WHERE THE FIRM IS OTHERWISE WITHHOLDING VOTES FOR THE ENTIRE BOARD OF DIRECTORS.

   III.VOTING SHARES OF INVESTMENT COMPANIES

WESTERN ASSET MAY UTILIZE SHARES OF OPEN OR CLOSED-END INVESTMENT COMPANIES TO IMPLEMENT ITS INVESTMENT STRATEGIES. SHAREHOLDER VOTES FOR INVESTMENT COMPANIES THAT FALL WITHIN THE CATEGORIES LISTED IN PARTS I AND II ABOVE ARE VOTED IN ACCORDANCE WITH THOSE GUIDELINES.

       1. WESTERN ASSET VOTES ON A CASE-BY-CASE BASIS ON PROPOSALS RELATING TO CHANGES IN THE INVESTMENT OBJECTIVES OF AN INVESTMENT COMPANY TAKING INTO ACCOUNT THE ORIGINAL INTENT OF THE FUND AND THE ROLE THE FUND PLAYS IN THE CLIENTS' PORTFOLIOS.

       2. WESTERN ASSET VOTES ON A CASE-BY-CASE BASIS ALL PROPOSALS THAT WOULD RESULT IN INCREASES IN EXPENSES (E.G., PROPOSALS TO ADOPT 12B-1 PLANS, ALTER INVESTMENT ADVISORY ARRANGEMENTS OR APPROVE FUND MERGERS) TAKING INTO ACCOUNT COMPARABLE EXPENSES FOR SIMILAR FUNDS AND THE SERVICES TO BE PROVIDED.

    IV.VOTING SHARES OF FOREIGN ISSUERS

IN THE EVENT WESTERN ASSET IS REQUIRED TO VOTE ON SECURITIES HELD IN FOREIGN ISSUERS - I.E. ISSUERS THAT ARE INCORPORATED UNDER THE LAWS OF A FOREIGN JURISDICTION AND THAT ARE NOT LISTED ON A U.S. SECURITIES EXCHANGE OR THE NASDAQ STOCK MARKET, THE FOLLOWING GUIDELINES ARE USED, WHICH ARE PREMISED ON THE EXISTENCE OF A SOUND CORPORATE GOVERNANCE AND DISCLOSURE FRAMEWORK. THESE GUIDELINES, HOWEVER, MAY NOT BE APPROPRIATE UNDER SOME CIRCUMSTANCES FOR FOREIGN ISSUERS AND THEREFORE APPLY ONLY WHERE APPLICABLE.

     1. WESTERN ASSET VOTES FOR SHAREHOLDER PROPOSALS CALLING FOR A MAJORITY OF THE DIRECTORS TO BE INDEPENDENT OF MANAGEMENT.

     2. WESTERN ASSET VOTES FOR SHAREHOLDER PROPOSALS SEEKING TO INCREASE THE INDEPENDENCE OF BOARD NOMINATING, AUDIT AND COMPENSATION COMMITTEES.

     3. WESTERN ASSET VOTES FOR SHAREHOLDER PROPOSALS THAT IMPLEMENT CORPORATE GOVERNANCE STANDARDS SIMILAR TO THOSE ESTABLISHED UNDER U.S. FEDERAL LAW AND THE LISTING REQUIREMENTS OF U.S. STOCK EXCHANGES, AND THAT DO NOT OTHERWISE VIOLATE THE LAWS OF THE JURISDICTION UNDER WHICH THE COMPANY IS INCORPORATED.

     4.  WESTERN ASSET VOTES ON A CASE-BY-CASE BASIS ON PROPOSALS RELATING TO
         (1) THE ISSUANCE OF COMMON STOCK IN EXCESS OF 20% OF A COMPANY'S OUTSTANDING COMMON STOCK WHERE SHAREHOLDERS DO NOT HAVE PREEMPTIVE RIGHTS, OR (2) THE ISSUANCE OF COMMON STOCK IN EXCESS OF 100% OF A COMPANY'S OUTSTANDING COMMON STOCK WHERE SHAREHOLDERS HAVE PREEMPTIVE RIGHTS.

RETIREMENT ACCOUNTS

FOR ACCOUNTS SUBJECT TO ERISA, AS WELL AS OTHER RETIREMENT ACCOUNTS, WESTERN ASSET IS PRESUMED TO HAVE THE RESPONSIBILITY TO VOTE PROXIES FOR THE CLIENT. THE DEPARTMENT OF LABOR ("DOL") HAS ISSUED A BULLETIN THAT STATES THAT INVESTMENT MANAGERS HAVE THE RESPONSIBILITY TO VOTE PROXIES ON BEHALF OF RETIREMENT ACCOUNTS UNLESS THE AUTHORITY TO VOTE PROXIES HAS BEEN SPECIFICALLY RESERVED TO ANOTHER NAMED FIDUCIARY. FURTHERMORE, UNLESS WESTERN ASSET IS EXPRESSLY PRECLUDED FROM VOTING THE PROXIES, THE DOL HAS DETERMINED THAT THE RESPONSIBILITY REMAINS WITH THE INVESTMENT MANAGER.

IN ORDER TO COMPLY WITH THE DOL'S POSITION, WESTERN ASSET WILL BE PRESUMED TO HAVE THE OBLIGATION TO VOTE PROXIES FOR ITS RETIREMENT ACCOUNTS UNLESS WESTERN ASSET HAS OBTAINED A SPECIFIC WRITTEN INSTRUCTION INDICATING THAT: (A) THE RIGHT TO VOTE PROXIES HAS BEEN RESERVED TO A NAMED FIDUCIARY OF THE CLIENT, AND
(B) WESTERN ASSET IS PRECLUDED FROM VOTING PROXIES ON BEHALF OF THE CLIENT. IF WESTERN ASSET DOES NOT RECEIVE SUCH AN INSTRUCTION, WESTERN ASSET WILL BE RESPONSIBLE FOR VOTING PROXIES IN THE BEST INTERESTS OF THE RETIREMENT ACCOUNT CLIENT AND IN ACCORDANCE WITH ANY PROXY VOTING GUIDELINES PROVIDED BY THE CLIENT.

                      STATEMENT OF ADDITIONAL INFORMATION

                             HIGH YIELD BOND TRUST

                                  MAY 2, 2005

                        (AS REVISED DECEMBER 22, 2005)

This Statement of Additional Information ("SAI") is not a prospectus. Investors should read this SAI with the High Yield Bond Trust's prospectus dated May 2, 2005 and the 2004 annual shareholder report. This SAI is incorporated by reference into the prospectus and is legally a part of the prospectus. Investors may obtain a free copy of the prospectus and annual shareholder report by writing or calling us at:

                        The Travelers Insurance Company
                               Annuity Services
                                 One Cityplace
                          Hartford, Connecticut 06103
                           800-842-9368 (toll free)

or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                               TABLE OF CONTENTS

Fund History.....................................        2
Investment Objective, Policies and Risks.........        2
Investment Restrictions..........................       15
Valuation and Pricing............................       16
Distributions....................................       17
Trustees and Officers............................       17
Code of Ethics...................................       21
Declaration of Trust.............................       21
Investment Advisory Services.....................       22
Redemptions in Kind..............................       25
Brokerage........................................       25
Fund Administration..............................       26
Shareholder Rights...............................       26
Federal Tax Status of the Fund...................       26
Performance......................................       29
Disclosure of Portfolio Holdings.................       32
Financial Statements.............................       32
Additional Information...........................       32
Appendix A - Ratings.............................      A-1
Appendix B - Proxy Voting Policies and Procedures      B-1

                                 FUND HISTORY

The High Yield Bond Trust (the "Fund") is registered with the SEC as a diversified open-end management investment company. The Fund was formed as a Massachusetts business trust on March 18, 1982.

                   INVESTMENT OBJECTIVE, POLICIES AND RISKS

The Fund's investment objective is high income. To achieve this objective, the Fund normally invests at least 80% of its assets in below investment-grade bonds and debt securities ("80% investment policy"). These securities are high-yield, high-risk, lower-rated bonds and are commonly known as junk bonds. They are generally rated BB+ or lower by Standard & Poor's Corporation ("S&P") or Ba1 or lower by Moody's Investors Service, Inc. ("Moody's"). The Fund may invest in securities that are rated as low as D by S&P and C- by Moody's. The Fund intends to invest in D-rated debt only in cases where the investment adviser determines that there is a distinct prospect of improvement in the issuer's financial position as a result of the completion of a reorganization or otherwise. The Fund may also invest in unrated securities that offer comparable yield and risks as securities which are rated, as well as in non-investment quality zero coupon and pay-in-kind ("PIK") securities. There can be no assurance that the Fund will achieve its investment objective.

The Fund's investment objective and, unless noted as fundamental, its investment policies may be changed by the Board of Trustees ("Board") without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the Fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that a policyowner selected as appropriate at the time of investment.

This SAI supplements the information contained in, and should be read with, the High Yield Bond Trust's prospectus dated May 2, 2005 and the 2004 annual shareholder report.

Listed below for quick reference are the other types of investments that the Fund may make and the Fund's investment techniques. More detailed information about these investments and investment techniques follows the chart.

SECURITY/INVESTMENT TECHNIQUE
_____________________________

American Depositary Receipts

Bankers' Acceptances

Buying Put and Call Options

Certificates of Deposit

Commercial Paper

Convertible Securities

Debt Securities

Emerging Market Securities

Equity Securities

Floating & Variable Rate Instruments

Foreign Securities

Forward Contracts on Foreign Currency

Futures Contracts

High-Yield, High-Risk Debt Securities

Illiquid Securities

Investment Company Securities

Investment Grade Debt Securities

Investment in Unseasoned Companies

Lending Portfolio Securities

Loan Participations and other Direct Indebtedness

Options on Index Futures Contracts

Options on Stock Indices

Real Estate-Related Instruments

Repurchase Agreements

Reverse Repurchase Agreements

Short-Term Money Market Instruments

Stock Index Futures Contracts

Swap Agreements

Temporary Bank Borrowing

U.S. Government Obligations

Variable Rate Master Demand Notes

Warrants and Rights

When-Issued & Delayed Delivery Securities

Writing Covered Call Options

This section explains more about the investments and investment techniques listed above. It also includes a brief discussion about the specific risks associated with a particular investment or investment technique.

MONEY MARKET INSTRUMENTS. Money market instruments are those with remaining maturities of 397 days or less, such as commercial paper (including master demand notes), bank certificates of deposit, bankers' acceptances, and U.S. government securities, some of which may be subject to repurchase agreements.

CERTIFICATES OF DEPOSIT. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

Certificates of deposit are limited to U.S. dollar-denominated certificates of U.S. banks that have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations that are insured by the Federal Deposit Insurance Corporation).

The Fund does not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Fund does not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

OBLIGATIONS OF FOREIGN BRANCHES OF U.S. BANKS. The obligations of foreign branches of U.S. banks may be general obligations of the parent bank as well as of the issuing branch. They also may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, if evidences of ownership of such securities are held outside the U.S., the Fund is subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

OBLIGATIONS OF U.S. BRANCHES OF FOREIGN BANKS. Obligations of U.S. branches of foreign banks may be general obligations of the parent bank as well as of the issuing branch. They also may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about an U.S. branch of a foreign bank than about a domestic bank.

BANKERS' ACCEPTANCES. Bankers' acceptances in which the Fund may invest are issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset, or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

COMMERCIAL PAPER RATINGS. The Fund's investments in commercial paper are limited to those rated A-1 by S&P or PRIME-1 by Moody's. These and other ratings of money market instruments are described as follows.

Commercial paper rated A-1 by S&P has the following characteristics. Liquidity ratios are adequate to meet cash requirements. The issuer's long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established, and the issuer has a strong position within the industry.

The rating PRIME-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

See the Appendix A for information with respect to ratings for other debt or equity securities.

U.S. GOVERNMENT OBLIGATIONS. As used in this SAI, "U.S. government securities" include securities issued by the U.S. Government, its agencies, instrumentalities and government-sponsored enterprises. U.S. government securities include a variety of Treasury securities that differ only in their interest rates, initial maturities and dates of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years at the date of issuance.

U.S. government securities include direct obligations of the U.S. Treasury and securities issued or guaranteed by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association, Federal Home Loan Mortgage Corporation, The Tennessee Valley Authority, Student Loan Marketing Association and Federal National Mortgage Association.

Some U.S. government securities, such as Treasury bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S.; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the government-sponsored enterprise. Because the U.S. Government is not obligated by law to provide support to an instrumentality or government-sponsored enterprise, the Fund will invest in those U.S. government securities only when the Fund's investment adviser, Travelers Asset Management International Company LLC ("TAMIC"), determines that the credit risk with respect to the instrumentality or enterprise does not make its securities unsuitable investments. U.S. government securities will not include international agencies or instrumentalities in which the U.S. Government, its agencies, instrumentalities or government-sponsored enterprises participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may, from time to time, purchase new-issue government or agency securities on a "when-issued," "delayed-delivery," or "to-be-announced" basis ("when-issued securities"). The prices of such securities are fixed at the time the commitment to purchase is made and may be expressed in either dollar-price or yield- maintenance terms. Delivery and payment may be at a future date beyond customary settlement time. It is the Fund's customary practice to make when-issued purchases for settlement no more than 90 days beyond the commitment date.

The commitment to purchase a when-issued security may be viewed as a senior security, which is marked to market and reflected in the Fund's net asset value daily from the commitment date. While the adviser intends for the Fund to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. The Fund does not make payment or begin to accrue interest on these securities until settlement date. To invest its assets pending settlement, the Fund normally invests in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

The Fund does not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the position of the SEC thereunder, when the Fund commits to purchase a security on a when-issued basis, the adviser identifies and places in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

The adviser believes that purchasing securities in this manner will be advantageous to the Fund. However, this practice entails certain additional risks, namely the default of the counterparty on its obligations to deliver the security as scheduled. In this event, the Fund would experience a gain or loss equal to the appreciation or depreciation in value from the commitment date. The adviser employs a rigorous credit quality procedure in determining the counterparties to deal with in purchasing when-issued securities and, in some circumstances, require the counterparty to post cash or some other form of security as margin to protect the value of the delivery obligation pending settlement.

VARIABLE RATE MASTER DEMAND NOTES. Variable rate master demand notes are unsecured obligations that permit the Fund to invest different amounts at varying interest rates under arrangements between the Fund (as lender) and the issuer of the note (as borrower). Under the note, the Fund has the right at any time to increase the amount up to the full amount provided by the note agreement, or to decrease the amount, and the borrower has the right to repay at any time up to the full amount of the note without penalty. Notes purchased by the Fund permit it to demand payment of principal and accrued interest at any time (on not more than seven days notice). Notes acquired by the Fund may have maturities of more than one year, provided that: (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days notice, and (2) the interest rate on such notes is adjusted automatically at periodic intervals, which normally do not exceed 31 days but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest-rate adjustment or the demand notice period. Because these notes are direct lending arrangements between the lender and the borrower, the notes normally are not traded and have no secondary market, although the notes are redeemable and, thus, repayable at any time by the borrower at face value plus accrued interest. Accordingly, the Fund's right to redeem depends on the borrower's ability to pay interest on demand and repay principal. In connection with variable rate master demand notes, TAMIC considers, under standards established by the Board, earning power, cash flow and other liquidity ratios of a borrower and monitors the ability of a borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund will invest in them only if the investment adviser determines that the issuer meets the criteria established for commercial paper.

ZERO COUPON BONDS AND STEP-UP BONDS. Zero coupon bonds do not pay interest. They are sold at a substantial discount from face value. Additionally, zero coupon bonds give the issuer the flexibility of reduced cash interest expense for several years, and they give the purchaser the potential advantage of compounding the coupons at a higher rate than might otherwise be available.

Zero coupon bonds are very risky, however, for the investor. Because the cash flows from zero coupon bonds are deferred and because zero coupon bonds often represent subordinated debt, their prices are more volatile than most other bonds.

Step-up bonds are a variant of zero coupon bonds. Step-up bonds pay little or no initial interest rate for several years and then a higher rate until maturity. They are also issued at a discount from face value.

For tax purposes, a purchaser of zero coupon bonds owes income tax on the interest that has accrued each year, even though the Fund has received no cash. Certain federal tax law income and capital gain distribution requirements may have an adverse effect on the Fund to the extent the Fund invests in zero coupon bonds.

PAY-IN-KIND BONDS. Pay-in-kind bonds pay interest either in cash or in additional securities at the issuer's option for a specified period. Like zero coupon bonds, PIK bonds are designed to give the issuer flexibility in managing cash flow. Unlike zero coupon bonds, however, PIK bonds offer the investor the opportunity to sell the additional securities issued in lieu of interest and thus obtain current income on the original investment. Certain federal tax law income and capital gain distribution requirements may have an adverse effect on the Fund to the extent that the Fund invests in PIK bonds.

RESET BONDS. The interest rate on reset bonds is adjusted periodically to a level, which should allow the bonds to trade at a specified dollar level, generally par or $101. The rate can usually be raised, but the bonds have a low call premium, limiting the opportunity for capital gains. Some resets have a maximum rate, generally 2.5% or 3% above the initial rate.

INCREASING RATE NOTES. Increasing rate notes ("IRNs") have interest rates that increase periodically (by 1/4% per quarter, for example). IRNs are generally used as a temporary financing instrument since the increasing rate is an incentive for the issuer to refinance with longer-term debt.

EQUITY SECURITIES. By definition, equity securities include common and preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

WARRANTS AND RIGHTS. The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the purchaser to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FLOATING AND VARIABLE RATE INSTRUMENTS: Obligations that have a floating or variable rate of interest bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. The Fund limits its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The advisers or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Fund's right to obtain payment at par on a demand instrument can be affected by events occurring between the date the Fund elects to demand payment and the date payment is due. Those events may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same-day settlement. To facilitate settlement, these same-day demand instruments may be held in book entry form at a bank other than the Fund's custodian, subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.

The floating and variable rate obligations that the Fund may purchase include certificates of participation in obligations purchased from banks. A certificate of participation gives the Fund an undivided interest in the underlying obligations in the proportion that the Fund's interest bears to the total principal amount of such obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.

STOCK INDEX FUTURES CONTRACTS. The Fund may purchase and sell stock index futures contracts. Stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the S&P 500 Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly traded futures contracts. The Fund may purchase and sell stock index futures contracts on its benchmark index or similar index.

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions that may result in a gain or a loss. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of the exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When futures contracts are entered into by the Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its custodian in a segregated account in the name of the futures commission merchant ("FCM") an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a futures contract represents a good faith deposit securing the customer's contractual obligations under the futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security or stock index fluctuates reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as "marking to market."

Futures contracts generally are not entered into to acquire the underlying asset and generally are not held to maturity. Prior to the contract settlement date, the Fund will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS. The Fund also may purchase call and put options and write covered call and put options on stock index futures contracts of the type into which the particular Fund is authorized to enter. Covered put and call options on futures contracts will be covered in the same manner as covered options on securities and securities indices. The Fund may invest in such options for the purpose of closing out a futures position that has become illiquid.

Options on futures contracts are traded on exchanges that are licensed and regulated by the CFTC. A call option on a futures contract gives the purchaser the right in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Unlike entering into a futures contract itself, purchasing options on futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond forgoing the purchase price (or "premium") paid for the options. Whether, in order to achieve a particular objective, the Fund enters into a stock index futures contract, on the one hand, or an option contract on a stock index futures contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such futures and options contracts. The Fund will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

REAL ESTATE-RELATED INSTRUMENTS: The Fund may engage in the purchase and sale of real estate related instruments including real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, over building and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

OPTIONS ON STOCK INDICES

In seeking to hedge all or a portion of its investments, the Fund may purchase put and call options and may write covered call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the Fund's portfolio. The Fund may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. The Fund may purchase and write options on securities indices that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the CFTC, as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by the Fund of options on securities indices is subject to an adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of the Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. No such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when an adviser desires that the Fund engage in such a transaction.

INVESTMENT IN UNSEASONED COMPANIES: The Fund may also invest Fund assets in securities of companies that have operated for less than three years, including the operations of predecessors. The Fund has undertaken that it will not make investments that will result in more than 5% of total assets being invested in the securities of newly formed companies and equity securities that are not readily marketable. Investing in securities of unseasoned companies may, under certain circumstances, involve greater risk than is customarily associated with investment in more established companies.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS: By purchasing a loan participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase.

The Fund may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

CONVERTIBLE SECURITIES. Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of an issuer that are convertible at a stated price or exchange rate into the issuer's common stock. Convertible securities have characteristics similar to both common stock and debt obligations. Although to a lesser degree than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and, therefore, reacts to variations in the general stock market. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

As fixed-income securities, convertible securities are investments that provide a stable stream of income with generally higher yields than common stocks. Like all fixed-income securities, there can be no assurance of the current income because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential through the conversion feature for capital appreciation. There can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but not-convertible debt of the same issuer, although convertible bonds enjoy seniority payment rights over all equity securities. Convertible preferred stock is senior to the issuer's common stock. Because of the conversion feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

A synthetic convertible security is comprised of two distinct securities that together resemble convertible securities. Synthetic convertible securities combine non-convertible bonds or preferred stock with warrants or stock call options. The options that form a portion of the convertible security are listed on a securities exchange or on the National Association of Securities Dealers Automated Quotations Systems. The two components of a synthetic convertible security generally are not offered as a unit but may be purchased and sold by the Fund at different times. Synthetic convertible securities differ from convertible securities in that each component of a synthetic convertible security has a separate market value and responds differently from the other to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

DEBT SECURITIES. Debt securities held by the Fund may be subject to several types of investment risk, including market or interest rate risk, which relates to the change in market value caused by fluctuations in prevailing interest rates and credit risk, which relates to the ability of the issuer to make timely interest payments and to repay the principal upon maturity. Call or income risk relates to corporate bonds during periods of falling interest rates, and involves the possibility that securities with high interest rates will be prepaid or "called" by the issuer prior to maturity. Investment-grade debt securities are generally regarded as having adequate capacity to pay interest and repay principal, but have speculative characteristics. Below-investment-grade debt securities (sometimes referred to as "high-yield/high-risk" or "junk" bonds) have greater speculative characteristics. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.

The Fund may invest in corporate debt obligations that are rated below the three highest rating categories of a nationally recognized statistical rating organization (AAA, AA, or A for S&P and Aaa, Aa, or A for Moody's (see the Appendix for more information) or, if unrated, of comparable quality) and may have speculative characteristics or be speculative. Lower-rated or comparable unrated bonds include bonds rated BB+ by S&P or Ba1 by Moody's or below. There is no minimum acceptable rating for a security to be purchased or held by the Fund, and it may, from time to time, purchase or hold securities rated in the lowest rating category, including bonds in default. Credit ratings evaluate the safety of the principal and interest payments but not the market value of high yield bonds. Further, the value of such bonds is likely to fluctuate over time.

Lower-rated bonds usually offer higher yields with greater risks than higher-rated bonds. Lower-rated bonds have more risk associated with them that the issuer of such bonds will default on principal and interest payments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time.

As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal and income than higher-rated securities.

An economic downturn may adversely affect the value of some lower-rated bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company's cash flow may impair its ability to meet its obligations to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated bonds may seek or may be required to restructure the terms and conditions of securities they have issued. As a result of the restructuring, holders of lower-rated securities may receive less principal and interest than they had bargained for at the time such bonds were purchased. In the event of a restructuring, the Fund may bear additional legal or administrative expenses in order to maximize recovery from an issuer. Additionally, an increase in interest rates may also adversely impact the value of high yield bonds.

The secondary trading market for lower rated bonds is generally less liquid than the secondary trading market for higher-rated bonds. Adverse publicity and the perception of investors relating to issuers, underwriters, dealers or underlying business conditions, whether or not warranted by fundamental analysis, may affect the price of liquidity of lower-rated bonds. On occasion, therefore, it may become difficult to price or dispose of a particular security in the portfolio.

As discussed above, the Fund may, from time to time, own zero coupon bonds and pay-in-kind securities. The price of zero coupon bonds and pay-in-kind securities is generally more sensitive to fluctuations in interest rates than are conventional bonds. Additionally, federal tax law requires that interest on zero coupon bonds be reported as income to the Fund even though it receives no cash interest until the maturity or payment date of such securities.

Many corporate debt obligations, including many lower rated bonds, permit the issuers to call the security and therefore redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Fund owns a bond that is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at a lower interest rates, thus reducing income to the Fund.

EVALUATING THE RISKS OF LOWER-RATED SECURITIES. The Fund's adviser generally follows certain steps to evaluate the risks associated with investing in lower-rated securities. These techniques include:

   CREDIT RESEARCH. The adviser performs its own credit analysis in addition to using nationally recognized statistical rating organizations and other sources, including discussions with the issuer's management, the judgment of other investment analysts, and its own informed judgment. The credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest or dividend coverage and earnings. In evaluating an issuer, the adviser or subadviser places special emphasis on the estimated current value of the issuer's assets rather than historical costs.

   DIVERSIFICATION. The Fund generally invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

   ECONOMIC ANALYSIS. The adviser also analyzes current developments and trends in the economy and in the financial markets. When investing in lower-rated securities, timing and selection are critical and analysis of the business cycle can be important.

Achievement by the Fund of its investment objective through investing in these bonds may be more dependent on the credit analysis of a lower-rated bond than would be the case if the Fund invested exclusively in higher-rated bonds.

BUYING PUT AND CALL OPTIONS. The Fund may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve shareholders' capital when market conditions warrant. The Fund may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities eligible for purchase by the Fund, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed in the "over-the-counter" market with a broker-dealer as the counterparty. While the investment adviser anticipates that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months in duration.

The Fund pays a premium in exchange for the right to purchase (call) or sell
(put) a specific number of shares of an equity security or futures contract at a specified price (the strike price) on or before the expiration date of the option contract. In either case, the Fund's risk is limited to the amount of the option premium paid.

The Fund may sell put and call options prior to their expiration and, thereby, realize a gain or loss. A call option expires worthless if the price of the related security is below the contract strike price at the time of expiration; a put option expires worthless if the price of the related security is above the contract strike price at the time of expiration.

The Fund uses put and call options for hedging purposes only. The adviser or subadviser identifies liquid securities sufficient to fulfill the call option delivery obligation, and these securities are segregated in an account. Similarly, the adviser or subadviser identifies deliverable securities sufficient to fulfill the put option obligation, which also are segregated. In the case of put options on futures contracts, the adviser or subadviser identifies portfolio securities whose price volatility is expected to match that of the underlying futures contract, and these securities are segregated.

WRITING COVERED CALL OPTIONS. The Fund may write or sell covered call options. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.

The Fund may only write "covered" options. This means that as long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills.

Writing call options permits the Fund to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call option, which it retains whether or not the option is exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open.

Options on some securities are relatively new, and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could impair the Fund's ability to use such options to achieve its investment objectives.

SWAPS. Swaps are over-the-counter ("OTC") agreements that typically require counterparties to make periodic payments to each other for a specified period. The calculation of these payments is based on an agreed-upon amount (called the notional amount) that generally is exchanged only in currency swaps. In other swaps, payments are usually made on a net basis, which means that on any given day, the Fund would receive or pay only the amount by which its payments under the agreement is less than or exceeds the amount of the counterparty's payments. The periodic payments may be a fixed or floating (variable) amount. Floating payments may change with fluctuations in interest or currency rates or equity or commodity prices, depending on the contract terms. Swaps are used to hedge a risk or obtain more desirable financing terms, and they can be used to profit from correctly anticipating rate and price movements.

FORWARD CONTRACTS ON FOREIGN CURRENCY. A forward contract is an agreement between two parties where one party is obligated to deliver a stated amount of a particular asset at a specified future time, and the other party is obligated to pay a specified amount for the assets at the time of delivery. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties to the contract. The contracting parties may agree to offset or terminate the contract before its maturity or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes the Fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts"). The Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's total net assets. A forward currency contract is an obligation to buy (sell) an amount of a specified currency for an agreed price, which may be in U.S. dollars or a foreign currency. In the normal course of business, the Fund exchanges foreign currencies for U.S. dollars and for other foreign currencies; it may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). The Fund also may engage in a "position hedge" whereby it hedges some or all of its investments denominated in a foreign currency (or exposed to foreign currency fluctuations) against a decline in the value of the foreign currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in or exposed to that currency or by participating in options or futures contracts with respect to the currency. The Fund also may engage in position hedging with a "proxy" currency (one whose performance is expected to replicate or exceed the performance of the foreign currency relative to the U.S. dollar). The Fund also may enter into an "anticipatory" position hedge with respect to a currency when the Fund is considering the purchase or sale of investments denominated in or exposed to that currency. In any of these circumstances, the Fund may enter into a "cross hedge" whereby it uses a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies.

These types of hedging can minimize the effect of currency appreciation as well as depreciation but do not eliminate fluctuations in the underlying U.S.-dollar value of the proceeds of or rates of return on the Fund's foreign securities. It is difficult to match precisely the increase in value of a forward contract to the decline in the U.S.-dollar value of the foreign asset that is the subject of the hedge. Shifting the Fund's currency exposure from one foreign currency to another removes the Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if the portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform in a similar manner to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

The Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that the Fund is unable to cover its forward currency positions with such securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund's foreign contracts' commitments with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating assets, the Fund may buy call options permitting the Fund to buy the amount of foreign currency subject to a forward buy contract.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts may be restricted. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

FOREIGN AND EMERGING MARKETS SECURITIES AND ADRs. The Fund may invest in foreign securities. These securities may include U.S. dollar-denominated securities, debt securities of foreign governments (including provinces and municipalities) or their agencies or instrumentalities, securities issued or guaranteed by international organizations designated or supported by multiple governments or entities to promote economic reconstruction or development, and securities of foreign corporations and financial institutions.

The Fund may invest in American Depositary Receipts ("ADRs"). Due to the absence of established securities markets in certain foreign countries and restrictions in certain countries on direct investment by foreign countries and restrictions in certain countries on direct investment by foreign entities, the Fund may invest in certain issuers through the purchase of sponsored and unsponsored ADRs or other similar securities, such as American Depositary Shares, Global Depositary Shares of International Depositary Receipts. ADRs are receipts typically issued by U.S. banks evidencing ownership of the underlying securities into which they are convertible. These securities may or may not be denominated in the same currency as the underlying securities. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

Subject to any limit on the Fund's investments in foreign securities, there may be no limit on the amount of assets that may be invested in securities of issuers domiciled in a single country or market. To the extent that the Fund's assets are invested substantially in a single country or market, the Fund is more susceptible to the risks of investing in that country or market than it would be if its assets were geographically more diversified.

Investments in foreign securities may offer the Fund an opportunity to pursue the performance potential of an overseas market. Such securities, however, also entail risks in addition to the risks of U.S. securities. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Foreign settlement procedures and trade regulations may involve higher commission rates and risks and expenses not present in U.S. settlements. Changes in foreign exchange rates affects the value of those securities that are denominated or quoted in currencies other than the U.S. dollar.

Many of the foreign securities held by the Fund are not registered with, nor are the issuers thereof subject to SEC reporting requirements. Accordingly, there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies to the extent permitted by the 1940 Act, including investing some or all of its assets in one or more other such investment companies. The Fund indirectly bears its pro rata share of any investment advisory and other fund expenses paid by the funds in which it invests.

ILLIQUID SECURITIES. The Fund may make investments in illiquid securities in an amount not exceeding 15% of the Fund's total asset value. Illiquid securities are those that are not readily marketable within seven days in the ordinary course and include restricted securities that may not be publicly sold without registration under the Securities Act of 1933 (the "1933 Act") and Rule 144A securities. In most instances such securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If the Fund sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect to those sales, and registration of such securities under the 1933 Act may be required. The Fund will not bear the expense of such registration. In determining securities subject to the percentage limitation, the Fund will include, in addition to restricted securities, repurchase agreements maturing in more than seven days and other securities not having readily available market quotations, including options traded over-the-counter and other securities subject to restrictions on resale.

RULE 144A SECURITIES. Certain Rule 144A securities may be considered illiquid and, therefore, their purchase is subject to the Fund's limitation on the purchase of illiquid securities, unless the adviser under guidelines approved by the Board determines on an ongoing basis that an adequate trading market exists for the securities. If qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities held by the Fund, the Fund's level of illiquidity could increase. The Board has established standards and procedures for determining the liquidity of Rule 144A securities and periodically monitors the adviser's implementation of the standards and procedures. The ability to sell to qualified institutional buyers under Rule 144A has developed in recent years, and the adviser cannot predict how this market will develop.

SHORT-TERM MONEY MARKET INSTRUMENTS. Certain Portfolios, may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends or making other distributions to shareholders, in cash and short-term money market instruments. Short-term money market instruments are those with remaining maturities of 397 days or less and may include (i) short-term U.S. Government Securities and, short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers' acceptances of, United States and foreign banks, (iii) commercial paper of U.S. or of foreign issuers rated A-1 or higher by S&P or Prime-1 by Moody's, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's or, if not rated, determined by the Investment Subadviser to be of comparable quality to those rated obligations which may be purchased by the Portfolios.

TEMPORARY BANK BORROWING: The Fund may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities.

LOANS OF SECURITIES TO BROKER DEALERS. The Fund may lend securities to brokers and dealers pursuant to agreements requiring that the loans be continuously secured by cash, liquid securities, or any combination of cash and liquid securities, as collateral equal at all times in value to at least 102% of the market value of the securities loaned. The Fund will not loan securities if, after a loan, the aggregate of all outstanding securities loans exceeds one-third of the value of the Fund's total assets taken at their current market value. The Fund continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of any cash loan collateral in U.S. Treasury notes, certificates of deposit, other high grade, short-term obligations or interest-bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the Fund may vote the securities if, in the opinion of the investment adviser, a material event affecting the investment would occur. There may be risks of delay in receiving additional collateral, in recovering the securities loaned, or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans may be made only to borrowers deemed to be of good standing, under standards approved by the Board of Trustees ("Board"), when the income to be earned from the loan justifies the risks.

REPURCHASE AGREEMENTS. The Fund may invest from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or broker-dealers on the Federal Reserve Bank of New York's list of primary reporting dealers, in each case meeting the investment adviser's credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked-to-market daily and, when required, the counterparty will provide additional cash or qualifying collateral.

In executing a repurchase agreement, the Fund purchases eligible securities subject to the counterparty's agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. The Fund will engage in repurchase agreements only where it takes physical delivery or, in the case of "book-entry" securities, the security is segregated in the counterparty's account at the Federal Reserve for the benefit of the Fund, to perfect the Fund's claim to the collateral for the term of the repurchase agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Fund would bear the risks of delay, adverse market fluctuation and any transaction costs in disposing of the collateral.

REVERSE REPURCHASE AGREEMENTS: A reverse repurchase agreement transaction is similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash and agrees on a stipulated date in the future to repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory to the adviser or subadviser. Such transactions may increase fluctuations in the Fund's yield or in the market value of its assets.

When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund may restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

TEMPORARY INVESTMENTS. Permissible temporary investments for defensive or cash management purposes may include U.S. government securities and money market instruments, including instruments of banks that are members of the Federal Deposit Insurance Corporation with assets of at least $1 billion, such as certificates of deposit, demand and time deposits, and bankers' acceptances; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. government securities.

                            INVESTMENT RESTRICTIONS

At a meeting held April 30, 1999, the Fund adopted the following investment policies as fundamental (those that may not be changed without shareholder approval).

FUNDAMENTAL POLICIES

The Fund, irrespective of any fundamental or non-fundamental operating investment policies, may invest all or a portion of its assets in one or more investment companies without a shareholder vote. The Fund may not:

1. DIVERSIFICATION: with respect to 75% of its assets, purchase a security other than a security issued or guaranteed by the U. S. Government, its agencies, instrumentalities, or government-sponsored enterprises or a security of an investment company if, as a result; (1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer, or (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

2. INDUSTRY CONCENTRATION: purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this policy, there is no limit on: (1) investments in U. S. government securities, in repurchase agreements covering U. S. government securities, in securities issued by the states, territories or possessions of the United States ("municipal securities") or in foreign government securities; or (2) investment in issuers domiciled in a single jurisdiction.
Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent that it invests in other investment companies pursuant to
Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

3. BORROWING: borrow money if, as a result, outstanding borrowings would exceed an amount equal to one-third of the Fund's total assets.

4. REAL ESTATE: purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business).

5. LENDING: make loans to other parties if, as a result, more than one-third of its total assets would be loaned to other parties. For purposes of this policy, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

6. COMMODITIES: purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts and options on futures or from investing in securities or other instruments backed by physical commodities).

7. UNDERWRITING: be an underwriter (as that term is defined in the 1933 Act) of securities issued by other persons except, to the extent that in connection with the disposition of its assets, the Fund may be deemed to be an underwriter.

8. SENIOR SECURITIES: issue any class of senior securities except to the extent consistent with the 1940 Act.

NON-FUNDAMENTAL POLICIES

Effective May 1, 1999, the Fund also complies with the following nonfundamental investment policies. The Fund will not:

1. BORROWING: for purpose of the borrowing limitation, the following are not treated as borrowings to the extent they are fully collateralized: (1) the delayed delivery of purchased securities (such as the purchase of when-issued securities); (2) reverse repurchase agreements; (3) dollar-roll transactions; and (4) the lending of securities ("leverage transactions"). (See Fundamental Policy No. 3 "Borrowing.")

2. LIQUIDITY: invest more than 15% of its net assets in: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Fund's Board of Trustees.

3. EXERCISING CONTROL OF ISSUERS: make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

4. OTHER INVESTMENT COMPANIES: invest in securities of another investment company, except to the extent permitted by the 1940 Act.

5. SHORT SALES: sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

6. PURCHASING ON MARGIN: purchase securities on margin, except that the Fund may use short-term credit for the clearance of its portfolio transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

7. LENDING: lend a security if, as a result, the amount of loaned securities would exceed an amount equal to one-third of the Fund's total assets.

8. PLEDGING: pledge its assets except as permitted by the 1940 Act.

9. 80% INVESTMENT POLICY: The Fund will notify shareholders at least 60 days' prior to changing its 80% investment policy.

                             VALUATION AND PRICING

VALUATION. We determine current value for the Fund's portfolio securities as follows: securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. government and agency obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from unaffiliated reputable brokers or other recognized sources; and, securities that have a remaining maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. The Fund values short-term money market instruments with maturities of 60 days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest receivable, approximates market value. All other investments are valued at fair value as determined in good faith by the Board.

PRICING. We compute the Fund's net asset value per share as of the close of regular trading (currently 4:00 p.m. Eastern time) on the New York Stock Exchange ("Exchange") each day the Exchange is open for business. It is expected that the Exchange will be closed on Saturdays and Sundays and on the observed holidays of New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is arrived at by determining the value of the Fund's assets, subtracting its liabilities, and dividing the result by the number of shares outstanding. Fund shares are redeemed at the redemption value next determined after the Fund receives a redemption request. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Fund's portfolio between purchase and redemption.

We compute the Fund's redemption value as of the close of the Exchange at the end of the day on which it has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days thereafter.

The Fund may temporarily suspend the right to redeem its shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.

                                 DISTRIBUTIONS

The Fund intends to distribute dividends from the Fund's net investment income and all net realized capital gains annually in shares or, at the option of the shareholder, in cash. When the Fund makes a distribution, it intends to distribute only its net capital gains and such income as has been predetermined to be taxable as ordinary income. Therefore, net investment income distributions will not be made on the basis of distributable income as computed on the Fund's books but will be made on a federal taxation basis.

                             TRUSTEES AND OFFICERS

Under Massachusetts's law, the Fund's Board has absolute and exclusive control over the management and disposition of all the Fund's assets. Subject to the provisions of its Declaration of Trust, the Fund's business and affairs are managed by the Board of Trustees or other parties so designated by the Board. The Fund's trustees and officers are listed below.

OFFICERS AND INTERESTED TRUSTEES

                                                                                                            Number of
                                                    Term of                                               Portfolios in
                                                  Office and                                              Fund Complex
                            Position(s) Held with  Length of                                               Overseen by
Name, Address and Age               Fund          Time Served Principal Occupation During Last Five Years   Director
---------------------       --------------------- ----------- ------------------------------------------- -------------
Elizabeth M. Forget*           Chairman of the    Since July     President, Met Investors Advisory             66
260 Madison Ave.                Board, Chief      2005           LLC (2000 to present); Executive
11th Floor                    Executive Officer                  Vice President (2000 to present)
New York, NY                    and President                    and Chief Marketing Officer (2003
Age 39                                                           to present), MetLife Investors
                                                                 Group, Inc; President, TAMIC
                                                                 (July 2005 - present); Senior Vice
                                                                 President, Equitable Distributors,
                                                                 Inc. and Vice President, Equitable
                                                                 Life Assurance Society of the
                                                                 United States (1996 to 2000).

Paul Cellupica                  Secretary and     Since July     Chief Counsel, Securities Products            N/A
MetLife, Inc.                    Chief Legal      2005           and Regulation, MetLife Inc. (2004
One MetLife Plaza                  Officer                       - present); Vice President and
27-01 Queens Plaza North                                         Chief Legal Officer, TAMIC (July
Long Island City, NY 11101                                       2005 - present); Assistant Director,
Age 41                                                           Division of Investment
                                                                 Management, U.S. Securities and
                                                                 Exchange Commission (2001-
                                                                 2003), Senior Special Counsel,
                                                                 Division of Investment
                                                                 Management, Securities and
                                                                 Exchange Commission (2000-
                                                                 2001).

Peter Duffy                     Chief Financial   Since July     Senior Vice President, MetLife                N/A
MetLife Advisers LLC                Officer and   2005           Advisers, since December 1998;
501 Boylston Street                    Tresurer                  Senior Vice President; NELICO;
Boston, MA 02116                                                 Vice President, MetLife; formerly,
Age 49                                                           Vice President and Treasurer,
                                                                 Zenith Fund

Jeffrey P. Halperin             Interim Chief     Since          Assistant Vice President, Corporate           N/A
Metropolitan Life Insurance      Compliance       November       Ethics and Compliance
Company                            Officer        2005           Department, MetLife, Inc. (October
One MetLife Plaza                                                2002 - present); interim Chief
27-01 Queens Plaza North                                         Compliance Officer of funds
Long Island City, NY 11101                                       sponsored by MetLife and its
Age 37                                                           affiliates (November 2005 -
                                                                 present); Associate, Goldman Sachs
                                                                 & Co. (May 2000 - July 2001).

                               Other Public
                                 Company
                            Directorships Held
Name, Address and Age          by Director
---------------------       ------------------
Elizabeth M. Forget*               None
260 Madison Ave.
11th Floor
New York, NY
Age 39







Paul Cellupica                     N/A
MetLife, Inc.
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101
Age 41








Peter Duffy                        N/A
MetLife Advisers LLC
501 Boylston Street
Boston, MA 02116
Age 49


Jeffrey P. Halperin                N/A
Metropolitan Life Insurance
Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101
Age 37



NON-INTERESTED TRUSTEES

                                                                                               Number of
                                                                                             Portfolios in       Other
                      Position(s) Term of Office                                             Fund Complex   Directorships in
                       Held with  and Length of                                               Overseen by   Public Companies
Name Address and Age     Fund      Time Served   Principal Occupation During Last Five Years   Director     Held by Director
--------------------  ----------- -------------- ------------------------------------------- ------------- ------------------
Robert E. McGill, III   Trustee       Since        Retired manufacturing executive.               39              None
295 Hancock Street                    1991         Director (1983-1995), Executive Vice
Williamstown, MA                                   President (1989-1994) and Senior
Age 74                                             Vice President, Finance and
                                                   Administration (1983-1989), The
                                                   Dexter Corporation (manufacturer of
                                                   specialty chemicals and materials);
                                                   Vice Chairman (1990-1992), Director
                                                   (1983-1995), Life Technologies, Inc.
                                                   (life science/biotechnology products);
                                                   Director, (1994-1999), The
                                                   Connecticut Surety Corporation
                                                   (insurance); Director (1995-2000),
                                                   Chemfab Corporation (specialty
                                                   materials manufacturer); Director
                                                   (1999-2001), Ravenwood Winery,
                                                   Inc.; Director (1999-2003), Lydall
                                                   Inc. (manufacturer of fiber materials);
                                                   Member, Board of Managers (1974-
                                                   present), six Variable Annuity
                                                   Separate Accounts of The Travelers
                                                   Insurance Company+; Trustee (1990-
                                                   present), five Mutual Funds sponsored
                                                   by The Travelers Insurance
                                                   Company.++

Lewis Mandell           Trustee       Since        Professor of Finance and Managerial            39        Director (2000-
160 Jacobs Hall                       1991         Economics, University at Buffalo                        present), Delaware
Buffalo, NY                                        since 1998. Dean, School of                                North Corp.
Age 62                                             Management (1998-2001), University                         (hospitality
                                                   at Buffalo; Dean, College of Business                       business)
                                                   Administration (1995-1998),
                                                   Marquette University; Professor of
                                                   Finance (1980-1995) and Associate
                                                   Dean (1993-1995), School of
                                                   Business Administration, and
                                                   Director, Center for Research and
                                                   Development in Financial Services
                                                   (1980-1995), University of
                                                   Connecticut; Member, Board of
                                                   Managers (1990-present), six Variable
                                                   Annuity Separate Accounts of The
                                                   Travelers Insurance Company+;
                                                   Trustee (1990-present), five Mutual
                                                   Funds sponsored by The Travelers
                                                   Insurance Company.++

Frances M. Hawk,        Trustee       Since        Private Investor, (1997-present);              39              None
CFA, CFP                              1991         Portfolio Manager (1992-1997), HLM
108 Oxford Hill Lane                               Management Company, Inc.
Downingtown, PA                                    (investment management); Assistant
Age 57                                             Treasurer, Pensions and Benefits.
                                                   Management (1989-1992), United
                                                   Technologies Corporation (broad-
                                                   based designer and manufacturer of
                                                   high technology products); Member,
                                                   Board of Managers (1991-present),
                                                   six Variable Annuity Separate
                                                   Accounts of The Travelers Insurance
                                                   Company+; Trustee (1991-present),
                                                   five Mutual Funds sponsored by The
                                                   Travelers Insurance Company.++

+ The six Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, Tactical Growth and Income Stock Account for Variable Annuities, Tactical Short-Term Bond Account for Variable Annuities and Tactical Aggressive Stock Account for Variable Annuities.

++ The five Mutual Funds are: Capital Appreciation Fund, Money Market
   Portfolio, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

* Ms. Forget is an "interested person" within the meaning of the 1940 Act, as amended, by virtue of her position as President of TAMIC.

Effective January 1, 2003, Mr. Knight Edwards retired from his directorship on the Board. He remains as an Emeritus Trustee. An Emeritus Trustee is permitted to attend meetings, but has no voting power.

COMMITTEES. To operate more efficiently, the Board established two operating committees. The Nominating and Administration Committee recommends candidates for the nomination as members of the Board. The Committee also periodically reviews Board governance procedures, composition of the Board, compensation for the Board of Directors and the Committee monitors the performance of legal counsel employed by the Fund and the independent registered public accounting firm. The Nominating and Administration Committee will consider nominee recommendations by shareholders. Such recommendations should be submitted to the Fund in care of The Travelers Insurance Company, using the address on the cover page of this SAI. For the year ended December 31, 2004, the Nominating and Administration Committee met one time.

The Audit Committee monitors the appointment, compensation and termination of the Fund's independent registered public accountant. The Audit Committee also monitors the overall quality of the Fund's financial reports and other financial information, the independence and audit work of the Fund's independent registered public accounting firm and the Fund's financial reporting policies, practices and internal controls. For the year ended December 31, 2004, the Audit Committee met two times.

For the year ended December 31, 2004, the members of the Nominating and Administration Committee, and the Audit Committee were Robert E. McGill III, Lewis Mandell, and Frances M. Hawk. Trustees do not receive any additional compensation for their committee services.

COMPENSATION. Members of the Board who are also officers or employees of MetLife, Inc. ("MetLife") or its subsidiaries are not entitled to any fee for their services to the Fund. Effective May 1, 2005, the members of the Board who are not officers or employees of MetLife or its subsidiaries (the "Independent Trustees") receive an annual retainer of $36,000 for service on the Boards of the five mutual funds sponsored by The Travelers Insurance Company ("TIC")and the six managed separate accounts sponsored by TIC. They also receive a fee of $3,000 for each in-person meeting of such Boards attended and $750 for each telephonic meeting. The Chair of the Audit Committee receives an additional annual fee of $5,000, the Chair of the Nominating and Administration Committee receives an additional fee of $3,000, and the lead Independent Trustee receives an additional fee of $10,000 (when an Independent Trustee assumes the position of lead Trustee). Other than the chairs of the Committees, Trustees do not receive any additional compensation for their committee service. Board Members with 10 years of service may agree to provide services as an emeritus director at age 72. Upon reaching 80 years of age, a Director must elect status as an emeritus director. An emeritus director will receive 50% of the annual retainer and 50% of meeting fees, if attended, but in no event for more than 10 years. The chart below shows the compensation paid to Board Members for the year ended December 31, 2004. Mr. Knight Edwards, as emeritus director, was paid $13,760 for the year ended December 31, 2004.

COMPENSATION TABLE.
INTERESTED TRUSTEES

                           AGGREGATE   PENSION OR RETIREMENT TOTAL COMPENSATION FROM
                          COMPENSATION  BENEFITS ACCRUED AS   FUND AND FUND COMPLEX
NAME OF PERSON, POSITION  FROM FUND(1) PART OF FUND EXPENSES    PAID TO DIRECTORS
------------------------  ------------ --------------------- -----------------------
Elizabeth Forget                 N/A            N/A                      N/A
Chairman and Trustee

INDEPENDENT TRUSTEES

                           AGGREGATE   PENSION OR RETIREMENT TOTAL COMPENSATION FROM
                          COMPENSATION  BENEFITS ACCRUED AS   FUND AND FUND COMPLEX
NAME OF PERSON, POSITION  FROM FUND(1) PART OF FUND EXPENSES  PAID TO DIRECTORS (2)
------------------------  ------------ --------------------- -----------------------
Robert E. McGill, III
Trustee                    $2,634.62            N/A                  $68,500

Lewis Mandell
Trustee                    $1,923.08            N/A                  $50,000

Frances M. Hawk, CFA, CFP
Trustee                    $2,096.15            N/A                  $54,500

(1) No compensation was deferred for any Trustee or Officer under a deferred compensation plan.

(2) Affiliated companies of the adviser paid certain meeting fees for the year ended December 31, 2004.

The table below sets forth the dollar range of equity securities in the Funds beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the complex of Funds, as of December 31, 2004.

                                                   Aggregate Dollar Range of Equity
                                                Securities in all Registered Investment
                       Dollar Range of Equity     Companies overseen by Directors in
Director              Securities in the Company     Family of Investment Companies
--------              ------------------------- ---------------------------------------
Elizabeth Forget                None                             None

Robert E. McGill, III           None                             None

Lewis Mandell                   None                             None

Frances M. Hawk                 None                             None

                                CODE OF ETHICS

Pursuant to Rule 17j-1 of the 1940 Act, the Fund and its investment adviser have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interest of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personnel securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

                             DECLARATION OF TRUST

The Fund is organized as a Massachusetts business trust. In accordance with certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, even if the Fund were held to be a partnership, the possibility of its shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for the Fund's obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. Further, the Declaration of Trust provides for indemnification out of Fund property for any shareholder held personally liable for the Fund's obligations.

                         INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISER - Travelers Asset Management International Company LLC ("TAMIC") furnishes the Fund with investment management and advisory services in accordance with the terms of an investment advisory agreement that was approved by shareholders on April 23, 1993 (the "Agreement"). Since July 1, 2005, TAMIC employs a subadviser to manage the Fund's daily investment operations, subject to the supervision of the Board of Trustees and TAMIC.

TAMIC was incorporated in 1978 under the laws of the State of New York. On February 15, 2000, TAMIC was converted into a Delaware Limited Liability Company. TAMIC is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. Effective July 1, 2005, TAMIC became an indirect wholly owned subsidiary of MetLife, Inc. Prior to that date, TAMIC was an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"). TAMIC's principal offices are located at 242 Trumbull Street, Hartford, Connecticut, 06115. TAMIC also provides investment advice to individual and pooled pension and profit-sharing accounts and non-affiliated insurance companies.

Under the terms of the Agreement, TAMIC shall:

   (1) obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the investment policy of the Fund, affecting the economy generally and individual companies or industries, the securities of which are included in the Fund's portfolio or are under consideration for inclusion therein;

   (2) be authorized to purchase supplemental research and other services from brokers at an additional cost to the Fund;

   (3) regularly furnish recommendations to the Board with respect to an investment program for approval, modification or rejection by the Board;

   (4) take such steps as are necessary to implement the investment program approved by the Board; and

   (5) regularly report to the Board with respect to implementation of the approved investment program and any other activities in connection with the administration of the assets of the Fund.

ADVISORY FEES. For furnishing investment management and advisory services, TAMIC is entitled to be paid an annual fee, computed daily and payable monthly, at the following rates:

                                      AGGREGATE NET ASSET
ANNUAL MANAGEMENT FEE                  VALUE OF THE FUND
---------------------                 -------------------
0.50%                 of the first    $50,000,000, plus

0.40%                 of the next     $100,000,000, plus

0.30%                 of the next     $100,000,000, plus

0.25%                 of amounts over    $250,000,000

The total advisory fees paid to TAMIC for the years ended December 31, 2002, 2003 and 2004 were $278,976, $360,258, and $440,316, respectively.

Under the Agreement, TAMIC has agreed to reimburse the Fund for the amount by which its aggregate annual expenses, including investment advisory fees but excluding brokerage commissions, interest charges and taxes, exceed 1.25% of the Fund's average net assets for any year. For the years ended December 31, 2002, 2003 and 2004, the Fund received no reimbursements from TAMIC.

THE SUBADVISER - Salomon Brothers Asset Management Inc. ("SaBAM") is the subadviser to the Fund as of July 1, 2005. SaBAM was established in 1987 and together with SaBAM affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. As of June 30, 2005, it had over $82.8 billion in assets under management. SaBAM is located at 399 Park Avenue, New York, New York 10022. Effective December 1, 2005, SaBAM became an indirect wholly-owned subsidiary of Legg Mason, Inc. ("Legg Mason"). Prior to that date, SaBAM was an indirect wholly-owned subsidiary of Citigroup.

The subadvisory agreement provides that TAMIC will pay SaBAM for its services a subadvisory fee of 0.40% of the average daily net assets.

PORTFOLIO MANAGERS

On June 24, 2005, Citigroup and Legg Mason announced that Citigroup would sell substantially all of its worldwide asset management business, Citigroup Asset Management ("CAM"), to Legg Mason. The transaction subsequently was closed on December 1, 2005, on which date SaBAM, as part of CAM, became an indirect wholly owned subsidiary of Legg Mason. SaBAM and all portfolio management personnel have retained their advisory roles with the Fund and the names of the entities involved in the transaction remain unchanged under a temporary licensing agreement between Citigroup and Legg Mason.

As of July 1, 2005, the Fund is co-managed by Peter Wilby and Beth Semmel. Mr. Wilby is a Managing Director and the Chief Investment Officer for North American Fixed Income at SaBAM. He is the Senior Portfolio Manager responsible for directing investment policy and strategy for all emerging markets debt and high yield fixed income portfolios and a Salomon Brothers Asset Management Investment Policy Committee Member. Mr. Wilby has 22 years of industry experience and he joined SaBAM in 1989. Mr. Wilby is also a Certified Public Accountant. Ms. Semmel is a Senior Portfolio Manager with 23 years of industry experience. She is a Salomon Brothers Asset Management Investment Policy Committee Member and she joined SaBAM in May 1993.

                  Number of Other Accounts
                  Managed by Manager(s) as
                  of November 30, 2005 by                                             For Accounts Listed Where the
                  Type of Account: (a)            Assets in Other Accounts Managed by    Manager's Compensation
                  Registered Investment Company;  Manager by Type of Account: (a)       is Based on the Account's
                  (b) Other Pooled                Registered Investment Company; (b)     Performance, the Number
                  Investment Vehicles; (c)        Other Pooled Investment Vehicles;      of Accounts and Assets
Portfolio Manager Other Accounts.                 (c) Other Accounts                         in the Accounts
----------------- ------------------------------  ----------------------------------- -----------------------------
   Peter Wilby    (a)             39              (a)            $16billion
                  (b)             15              (b)            $ 2billion                       none
                  (c)             49              (c)            $ 8billion

   Beth Semmel    (a)             27              (a)            $13billion
                  (b)             11              (b)            $ 2billion                       none
                  (c)             25              (c)            $ 4billion

As of November 30, 2005, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Peter Wilby - None
Beth Semmel - None

PORTFOLIO MANAGER COMPENSATION

Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the Fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of Fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of stock or options to purchase common stock. CAM may from time to time offer other stock purchase or option programs to investment personnel.

PORTFOLIO MANAGER MATERIAL CONFLICTS OF INTEREST

Potential conflicts of interest may arise when a Fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Fund.

CAM has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for its investment advisers and the individuals that they employ. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

                              REDEMPTIONS IN KIND

If conditions arise that would make it undesirable for the Fund to pay for all redemptions in cash, the Fund may authorize payment to be made in portfolio securities or other property. The Fund has obligated itself under the 1940 Act, however, to redeem for cash all shares presented for redemption by any one shareholder up to $250,000, or 1% of the Fund's net assets if that is less, in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value determined in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

                                   BROKERAGE

Subject to approval of the Board, TAMIC's and SaBAM's policy, in executing transactions in portfolio securities, is to seek best execution of orders at the most favorable prices. Determining what may constitute best execution and price in the execution of a securities transaction by a broker involves considering, without limitation:

..   the overall direct net economic result to the Fund, involving both price paid or received and any commissions and other cost paid;

..   the efficiency with which the transaction is effected;

..   the ability to effect the transaction at all where a large block is involved;

..   the availability of the broker to stand ready to execute potentially difficult transactions in the future; and

..   the financial strength and stability of the broker.

Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. Any such research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services TAMIC or SaBAM is required to perform under its investment advisory agreement. The cost, value, and specific application of such information are indeterminable and hence are not practicably allocable among the Fund and other clients of TAMIC or SaBAM who may indirectly benefit from the availability of such information. Similarly, the Fund may indirectly benefit from information made available as a result of transactions for such clients.

Purchases and sales of bonds and money market instruments are usually principal transactions and normally are purchased directly from the issuer or from the underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from the underwriters do include the underwriting commission or concession, and purchases from dealers serving as market makers do include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, the Fund deals with primary market makers unless more favorable prices are otherwise obtainable. Brokerage fees are incurred in connection with futures transactions, and the Fund is required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

TAMIC's and SaBAM's policy with respect to brokerage is and will be reviewed by the Board periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated. Because the purchase and sale of bonds is a principal transaction, there are minimal brokerage commissions paid. The Funds' total brokerage commissions for the year ended December 31, 2004 was $140. The Fund's portfolio turnover rate for the years ended December 31, 2003 and 2004 was 80% and 79%, respectively.

                              FUND ADMINISTRATION

Since 1996, The Travelers Insurance Company ("TIC"), an indirect wholly-owned subsidiary of MetLife, Inc., acts as administrator to the Fund. The Fund pays TIC an administration fee calculated at an annual rate of 0.06% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly. TIC has entered into a sub-administrative service agreement with State Street Bank and Trust Company ("State Street"), as of July 1, 2005, to perform the Fund's administrative, pricing and bookkeeping services. TIC pays State Street, as sub-administrator, a fee calculated according to the following fee schedule:

AVERAGE ASSETS                           ANNUAL FEE EXPRESSED IN BASIS POINTS: 1/100 OF 1%
--------------                           -------------------------------------------------
First $100 Million                       0.0335%
Next $100 Million                        0.02%
Thereafter up to $12.5 Billion in assets 0.01%
Assets exceeding $12.5 Billion           0.001%
Minimum                                  $40,000

Smith Barney Fund Management LLC ("SBFM") served as sub-administrator to the Fund until June 30, 2005. For the years ended December 31, 2002, 2003 and 2004, the administration fees were $34,347, $46,539 and $58,547, respectively. SBFM voluntarily waived a portion of its fee in the amount of $1,679. In addition, for the year ended December 31, 2004, SBFM reimbursed expenses in the amount of $31,759 in connection with the overpayment of transfer agent fees relating to the period from June 1999 through June 2004.

                              SHAREHOLDER RIGHTS

Fund shares are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Company. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis, without a sales charge, at the net asset value next computed after payment is made by the insurance company to the Fund's custodian. However, the separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate policy or contract prospectus.

The Fund currently issues one class of shares which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, the shares will be fully paid and nonassessable by the Fund and will have no preference, conversion, exchange or preemptive rights.

Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Although the Fund is not currently aware of any disadvantages to contract owners of either variable annuity or variable life insurance contracts because the Fund's shares are available with respect to both products, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Fund due to differences in tax treatment, management of the Fund's investments, or other considerations. The Fund's Board will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.

The Fund has delegated to the subadviser the proxy voting responsibilities for the securities held by the Fund. Please see Appendix B for more information on proxy voting polices and procedures.

                        FEDERAL TAX STATUS OF THE FUND

The following discussion of the federal tax status of the Fund is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action.

Qualification as Regulated Investment Company

The Fund is treated as a separate taxpayer for federal income tax purposes. The Fund intends to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to qualify as a regulated investment company each year. If the
Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement"), which the Fund intends to do, then under the provisions of Subchapter M of the Code the Fund should have little or no liability for federal income taxes. In particular, the Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

The Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

The Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (b) net income derived from an interest in a "qualified publicly traded partnership"; and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. government securities and other securities (provided that no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more "qualified publicly traded partnerships."

Distributions to Avoid Federal Excise Tax

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed for prior years (the "excise tax avoidance requirements"). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. However, the excise tax does not apply to a regulated investment company, whose only shareholders during the year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, certain qualified trusts, or parties that contributed in aggregate $250,000 or less in seed money to the Fund. If the Fund has a seed money account that has more than $250,000 in the Fund, the Fund must make (and intends to make) the foregoing distributions of income in order to avoid paying the excise tax.

Section 817(h) Diversification Requirements

The Fund also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts that are used to support variable life insurance contracts and variable annuity contracts. A separate account may meet these requirements by investing solely in the shares of a regulated investment company registered under the 1940 Act as an open-end management investment company (such as the Fund) provided that such regulated investment company satisfies the diversification requirements (as well as certain other requirements) of Section 817(h) of the Code and the regulations issued thereunder. These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which the Fund may invest. In order to comply with future requirements of
Section 817(h) (or related provisions of the Code), the Fund may be required, for example, to alter its investment objectives.

The Section 817(h) requirements place certain limitations on the assets of each separate account (or underlying regulated investment company) that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter:

..   no more than 55% of the Fund's total assets may be represented by any one investment

..   no more than 70% by any two investments

..   no more than 80% by any three investments

..   no more than 90% by any four investments

Section 817(h) provides, as a safe harbor, that a separate account (or underlying regulated investment company) will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Compliance with Applicable Requirements

If for any taxable year the Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year the Fund fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have assets directed to the Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if the Fund fails to comply with the diversification (or other) requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have assets directed to the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above requirements is carefully monitored by the Fund's investment advisers and subadvisers, and the Fund intends to comply with these requirements as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for the Fund than would otherwise be the case, since, to comply with the above requirements, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Fund's investment adviser and subadvisers might otherwise select.

Capital Loss Carryforwards

As of December 31, 2004, the Fund did not have any capital loss "carryforwards."

Investments in Foreign Securities

Investment income received from sources within foreign countries, or capital gains earned by the Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of the Fund's assets to be invested within various countries is not now known. The Fund intends that it will operate so as to qualify for applicable treaty-reduced rates of tax.

If the Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the Fund to recognize taxable income or gain without the concurrent receipt of cash. If the Fund acquires stock in foreign corporations, it may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

Investments with Original Issue Discount

If the Fund invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) it must accrue income on such investments prior to the receipt of the corresponding cash. However, because the Fund must meet the 90% distribution requirement to qualify as a regulated investment company, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, Futures, and Swaps

The Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of the Fund, (2) could require the Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company, management seeks to monitor the Fund's transactions, seeks to make the appropriate tax elections on behalf of the Fund, and seeks to make the appropriate entries in the Fund's books and records when the Fund acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and the Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

INVESTOR TAXATION

Under current law, owners of variable life insurance contracts and variable annuity contracts and employee benefit plan participants with assets directed to the Fund generally are not subject to federal income tax on Fund earnings or distributions or on gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contract or plan. For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts. For information concerning the federal income tax consequences to plan participants, see the summary plan description or contact your plan administrator.

OTHER INFORMATION. The discussion of "Tax Consequences of Dividends and Distributions" in the prospectus and the foregoing discussion of federal income tax consequences is a general and abbreviated summary based on tax laws and regulations in effect on the date of the prospectus. Tax law is subject to change by legislative, administrative or judicial action. Each prospective investor should consult his or her own tax advisor as to the tax consequences of investments in the Fund.

It is not feasible to comment on all of the federal tax consequences concerning the Fund. No further discussion of those consequences is included in this SAI. For information concerning the federal income tax consequences to the owners of variable life insurance and annuity contracts, see the prospectuses for the contracts.

                                  PERFORMANCE

The Fund's "average annual total return" figures that are in the prospectus are computed according to a formula prescribed by the SEC. The calculations assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The figures do not reflect the fees and expenses associated with the variable contract for which this Fund is an investment option. The performance of the Fund will vary in response to fluctuations in market conditions, interest rates, the composition of the Fund's investments, and expenses. These figures are historical and are not a guarantee of future performance.

The formula is as follows:

P (1+T)n =ERV
P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years

ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period (or fractional portion thereof).

                       DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Fund's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Fund reserves the right to modify these policies and procedures at any time without notice.

Only the adviser's or, as applicable, the subadviser's Chief Compliance Officer, or persons designated by the Fund 's Chief Compliance Officer (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, the adviser or the subadviser may disclose the Fund's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; and (ii) the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Fund's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to
(i) the Fund's service providers (e.g., custodian, independent auditors) in order for the service providers to fulfill their contractual duties to the Fund; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired subadviser prior to the subadviser commencing its duties; (iv) the adviser of a portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; and (v) firms that provide pricing services, proxy voting services and research and trading services. The Fund's policies and procedures prohibit the dissemination of non-public portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by the Fund's Chief Compliance Officer as in the best interests of the Fund, and only if such exceptions are reported to the Fund's Board of Trustees at its next regularly scheduled meeting.

Dissemination of the Fund's portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Fund disseminates portfolio holdings to contract owners only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or the general public. In addition, approximately the third week after the end of each calendar quarter, the Fund publishes the quarterly percentage portfolio holdings for the Fund. The information is also available quarterly on the Fund's website. In addition, disclosure of portfolio holding information will be made in accordance with applicable law or as requested by governmental authorities.

                             FINANCIAL STATEMENTS

The Fund's fiscal yearend is December 31st. Financial statements for the Fund's annual and semi-annual periods will be distributed to shareholders of record.

KPMG LLP, 757 Third Avenue, New York, NY 10017, was the independent registered public accountant selected to examine and report on the

Funds' financial statements for the year ending December 31, 2004. The financial statements for the Fund have been audited by KPMG LLP for the fiscal year ended December 31, 2004. The financial statements of the Fund and the Report of Independent Registered Public Accounting Firm are contained in the Fund's Annual Report, which is incorporated by reference in the Statement of Additional Information.

KPMG LLP is not independent of MetLife, Inc., so, as of July 1, 2005, it no longer serves as the independent registered public accounting firm for the Fund. Deloitte & Touche LLP, 200 Berkeley St., Boston MA 02116, has been retained as the independent registered public accounting firm for the Fund.

                            ADDITIONAL INFORMATION

On April 1, 2005, TIC and its affiliates owned 100% of the Fund's outstanding shares. TIC is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is a wholly owned subsidiary of The Travelers Insurance Group Inc., which is indirectly owned, through a wholly owned subsidiary, by MetLife, Inc. The Company's home office is located at One Cityplace, Hartford, Connecticut 06103, telephone number 800-842-9368.

State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 is the Fund's custodian.

PFPC, Inc., 103 Bellevue Parkway, Wilmington, DE 19809, will maintain the records relating to its function as the transfer agent for the Fund.

Sullivan & Worcester LLP serves as Fund counsel. It is located at 1666 K Street, NW, Washington, DC 20006.

Except as otherwise stated in its prospectus or as required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, this SAI, or any supplemental sales literature issued by the Fund, and no person is entitled to rely on any information or representation not contained in the prospectus.

The Fund's prospectus and this SAI omit certain information contained in the Fund's registration statement filed with the SEC, which investors may obtain from the SEC's principal office in Washington, D.C. upon payment of the fee prescribed by the rules and regulations promulgated by the SEC. Otherwise, investors may obtain the Fund's registration for free by accessing the SEC's website at http//www.sec.gov.

                                  APPENDIX A

                           COMMERCIAL PAPER RATINGS

The Fund's investments in commercial paper are limited to those rated A-1 or A-2 by S&P or PRIME-1 or PRIME-2 by Moody's. These ratings and other money market instruments are described as follows.

Commercial paper rated A-1 by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. The issuer's long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

Commercial paper rated A-2 by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

Commercial paper rated PRIME-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

Commercial paper rated PRIME-2 has a strong capacity for repayment of short-term promissory obligations.

                            PREFERRED STOCK RATINGS

Moody's Preferred Stock Ratings

Preferred stock ratings and their definitions are as follows:

1. aaa: An issue that is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

2. aa: An issue that is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

3. a: An issue that is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

4. baa: An issue that is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

5. ba: An issue that is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

6. b: An issue that is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

7. caa: An issue that is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

8. ca: An issue that is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

9. c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a midrange ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            CORPORATE BOND RATINGS

S&P CORPORATE BOND RATINGS

An S&P corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the United States, with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

The ratings are based, in varying degrees, on the following considerations:

a. Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

b. Nature of and provisions of the obligation; and

c. Protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from AA to A may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Bond ratings are as follows:

1. AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

2. AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

3. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

4. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

5. BB, B, CCC, CC and C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S CORPORATE BOND RATINGS

                        Moody's ratings are as follows:

1. Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are not likely to impair the fundamentally strong position of such issues.

2. Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long term risks appear somewhat larger than in Aaa securities.

3. A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

4. Baa - Bonds that are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

5. Ba - Bonds that are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

6. B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH CORPORATE BOND RATINGS

                         Fitch ratings are as follows:

1. AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

2. AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA. Because bonds rated in the "AAA and "AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-l+.

3. A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

4. BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

5. BB - Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

6. B - Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflect the obligor's limited margin of safety and the need for reasonable business and economic activity through out the life of the issue.

7. CCC - Bonds have certain identifiable characteristics, which if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

8. CC - Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

9. C - Bonds are in imminent default in payment of interest or principal.

10. DDD, DD AND D - Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD represents the highest potential for recovery on these bonds, and "D represents the lowest potential for recovery.

PLUS (+) MINUS (-) - Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA, "DDD, "DD, or "D categories.

                                  APPENDIX B
                     PROXY VOTING POLICIES AND PROCEDURES

Because the voting of proxies for portfolio securities relates to the investment decision making process, responsibility for voting portfolio securities has been delegated to the adviser or the subadviser, as appropriate. This appendix includes the policies and procedures the subadviser uses to determine how to vote such proxies. However, these policies and procedures may not address all potential voting issues that surround individual proxy votes, so there may be instances in which the votes may vary from the subadviser's particular policy.

Information on how each portfolio voted proxies relating to portfolio securities during the most recent 12 month period ended June 30th is available
(1) without charge by calling 800-842-9368 and (2) on the SEC's website at www.sec.gov.

SABAM - PROXY VOTING POLICIES AND PROCEDURES

SaBAM is an affiliate of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Legg Mason, Inc. ("Legg Mason"). On June 24, 2005, Citigroup, Inc. ("Citigroup") and Legg Mason announced that Citigroup would sell substantially all of its worldwide asset management business to Legg Mason. The transaction subsequently was closed on December 1, 2005, on which date SaBAM, as part of CAM, became an indirect wholly owned subsidiary of Legg Mason. SaBAM and all portfolio management personnel retained their advisory roles with the Fund and the names of the entities involved in the transaction remain unchanged under a temporary licensing agreement between Citigroup and Legg Mason.

CAM has developed a set of proxy voting policies and procedures (the "Policies") to ensure that the adviser votes proxies relating to securities in the best interest of clients. The Policies remain effective after the transfer to Legg Mason.

In voting proxies, the adviser is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The adviser attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The adviser may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the adviser of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, the adviser generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the adviser's goal to vote proxies in the best interest of clients, the adviser follows procedures designed to identify and address material conflicts that may arise between the adviser's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the adviser) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the adviser's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The adviser also maintains and considers a list of significant relationships that could present a conflict of interest for the adviser in voting proxies. The adviser is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the adviser decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the adviser for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the adviser decides to vote a proxy, the adviser generally takes the position that non-CAM relationships between Legg Mason and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the adviser in voting proxies with respect to such issuer. Such position is based on the fact that the adviser is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between the adviser and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee, of which the adviser personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the adviser's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the adviser's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the adviser may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                             HIGH YIELD BOND TRUST

                      STATEMENT OF ADDITIONAL INFORMATION

                           Capital Appreciation Fund
                             High Yield Bond Trust
                             Managed Assets Trust
                            Money Market Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2005

--------------------------------------------------------------------------------

February 1, 2006

LETTER TO POLICYHOLDERS:

In 2005, the U.S. stock market experienced moderate growth while non-U.S. markets on average outperformed. For the year, the S&P 500 Index rose 4.9% while the MSCI EAFE Index rose 14.0%. In addition on average, mid-cap stock funds outperformed both large and small-cap funds and growth stock funds began to outperform value stock funds for the first time in six years.

The Federal Reserve increased short term rates by 200 basis points during 2005 which impacted returns. The average U.S. Bond fund rose 1.9% during the year while the Lehman Aggregate Bond Index rose 2.4%.

On the following pages you will find a complete review of your Portfolios and their investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts to meet your financial goals.

Sincerely,


  /s/ Elizabeth Forget

Elizabeth M. Forget
President
Capital Appreciation Fund
High Yield Bond Trust
Managed Assets Trust
Money Market Portfolio

--------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND                           FOR THE YEAR ENDED 12/31/05
MANAGED BY JANUS CAPITAL MANAGEMENT LLC


--------------------------------------------------------------------------------


PERFORMANCE OVERVIEW

For the 12 months ended December 31, 2005, the Fund returned 18.19% while its benchmark, the S&P 500 Index, returned 4.91%.

The Fund's outperformance can be attributed in part to the strong results posted by several well-chosen stocks within the healthcare and information technology sectors. Meanwhile, there were only a few pockets of relative weakness, including consumer discretionary stocks, where we held an overweight position in this poor-performing sector, and financials, where select holdings turned in less-than-stellar results.

TOP CONTRIBUTORS INCLUDED TECHNOLOGY AND HEALTHCARE HOLDINGS

As for specific investments, some of the Fund's largest and longest-held securities contributed to the performance. Apple Computer, UnitedHealth and Genentech all made meaningfully positive contributions again this year. Our largest contributor, Apple Computer, continues to impress us with its pipeline of new products and operational excellence. Late in the third quarter the company announced its newest addition to the iPod line of digital music players, the "nano." The nano has been an instant hit with consumers, and many stores sold out within a few days of receiving their allotted shipments. The nano holds between 500 and 1,000 songs, has a color screen and is so small and lightweight that it will fit into the change pocket in a pair of blue jeans. The success of Apple's iPod and iTunes music software has also contributed meaningfully to an increase in sales of Apple desktop and laptop computers as more consumers are opting to make Apple computers the nexus of their personal computing needs. While there is a minimal chance Apple will ever threaten Microsoft's dominant position in PC operating system software, we continue to be impressed by the number of computer users who are, as Apple marketing implores, opting to make the "switch" to Apple.

DETRACTORS INCLUDED SELECT INTERNET RETAILERS

Of course, not everything went our way this year. In analyzing the Fund's performance, I am pleased to report that the few losses we sustained over the course of the year were quite small. One of the biggest detractors to the Fund's performance was our position in eBay, which occurred in the first half of the year. Since that time eBay has moved up nicely, and we believe the position is appropriately sized in the Fund. We were very disciplined about cutting losses quickly and, no doubt, this discipline has positively contributed to the Fund's performance.

Thank you for your investment and continued confidence in Janus.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                               Percent of
                      Description              Net Assets
                      -----------------------------------
                      Apple Computer, Inc.       11.90%
                      -----------------------------------
                      UnitedHealth Group, Inc.    8.10%
                      -----------------------------------
                      Genentech, Inc.             6.65%
                      -----------------------------------
                      Roche Holding AG            5.16%
                      -----------------------------------
                      Lowe's Cos., Inc.           5.03%
                      -----------------------------------
                      Murphy Oil Corp.            4.77%
                      -----------------------------------
                      Electronic Arts, Inc.       4.16%
                      -----------------------------------
                      NIKE, Inc.--Class B         4.01%
                      -----------------------------------
                      eBay, Inc.                  3.93%
                      -----------------------------------
                      Wells Fargo & Co.           3.92%
                      -----------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]


Financials                           37.9%
Non-Cyclical                         13.1%
Cyclical                             10.2%
Industrials                           9.6%
Technology                            9.3%
Energy                                8.1%
Communications                        7.4%
Basic Materials                       4.1%
Convertible                           0.3%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND                           FOR THE YEAR ENDED 12/31/05
MANAGED BY JANUS CAPITAL MANAGEMENT LLC


--------------------------------------------------------------------------------


                     CAPITAL APPRECIATION FUND MANAGED BY
            JANUS CAPITAL MANAGEMENT LLC VS. S&P 500 INDEX/1/, AND
                             RUSSELL 2000 INDEX/2/
                            Growth Based on $10,000

                                    [CHART]
              CAPITAL
         APPRECIATION FUND   S&P 500 INDEX     RUSSELL 2000
         -----------------   -------------     ------------
12/95        $10,000            $10,000           $10,000
12/96         12,821             12,295            11,649
12/97         16,173             16,395            14,255
12/98         26,140             21,084            13,892
12/99         40,128             25,518            16,845
12/00         31,349             23,196            16,336
12/01         23,171             20,441            16,742
12/02         17,358             15,925            13,313
12/03         21,682             20,490            19,603
12/04         25,916             22,718            23,196
12/05         30,632             23,834            24,252

    ------------------------------------------------------------
                            Average Annual Return/3/
                        (for the period ended 12/31/05)
    ------------------------------------------------------------
                 1 Year 3 Year 5 Year 10 Year Since Inception/4/
    ------------------------------------------------------------
    Capital
    Appreciation
--  Fund         18.19% 20.84% -0.46% 11.84%       13.51%
    ------------------------------------------------------------
    S&P 500
- - Index/1/      4.91% 14.39%  0.54%  9.07%       12.49%
    ------------------------------------------------------------
    Russell 2000
--  Index/2/      4.55% 22.13%  8.22%  9.26%       13.36%
    ------------------------------------------------------------

/1/The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Index does not include fees and expenses and is not available for direct investment.

/2/The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitaled U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Index does not include fees and expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Portfolio is 03/19/1982.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HIGH YIELD BOND TRUST                               FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.


--------------------------------------------------------------------------------


On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

PERFORMANCE UPDATE

For the 12 months ended December 31, 2005, the High Yield Bond Trust returned 1.32%. The fund underperformed its unmanaged benchmark, the Credit Suisse First Boston High Yield Index, which returned 2.26% for the same period. It also underperformed the Lipper Variable High Current Yield funds category average, which was 2.56%.

Salomon Brothers Asset Management Inc. began managing the fund on July 1, 2005.

MARKET/ECONOMIC OVERVIEW

The high yield market returned 2.26% for the calendar year ended December 31, 2005, as represented by the CSFB High Yield Index. Although high yield debt markets ended 2004 on a positive note after an extended end-of-year rally, markets turned generally down through Spring 2005 as rising oil prices, weak equity markets and isolated hawkish comments from the Fed regarding inflation spooked investors. The steady stream of negative auto sector headlines also contributed to the negative tone, as reduced earnings, production cuts and downgrades to high yield status hit both General Motors and Ford Motor Co., causing spreads to widen dramatically within the auto sector and across fixed income credit markets.

Markets began to recover in mid-May as technicals strengthened and economic news turned generally positive. S&P and Fitch's long-anticipated downgrades of Ford and GM to non-investment grade in early May improved the market's tone, as the rating agencies' actions removed some of the uncertainty in the market surrounding the credits' ultimate resting places, allowing both high yield and investment grade investors to shore up their positions. Improving technicals, better overall demand and the relative absence of further negative headlines continued to buoy markets through June and July, despite a stronger new issue calendar in June and renewed outflows from high yield mutual funds. Resurgent investor risk appetites on the back of strong U.S. economic news and positive second quarter earnings announcements also contributed to positive performance, allowing markets to outperform despite the July 7th terrorist bombings in London (and the July 21st reprise) and weaker consumer sentiment.

However, markets again turned down in the last few months of the year amid volatility in the auto sector, stronger inflation, continued high energy prices and fears of a potentially slowing economy in the aftermath of Hurricanes Katrina and Rita. In addition, rising interest rates, with the Fed executing its 12th consecutive rate hike (8 times in 2005) to 4.25% at the December Federal Open Markets Committee meeting, and worsening investor sentiment on the back of increased risk aversion largely offset the surprisingly resilient economic data seen post-Hurricanes. Technicals weakened during 2005 versus the prior few years as the market entered redemption mode in light of the rising rate environment. While total new supply was significantly lighter versus calendar year 2004, with only $103.6 billion coming to market in 2005 versus $142.4 billion in 2004, overall demand also declined. For the year ended December 31, 2005, high yield mutual funds reported outflows of approximately $11.48 billion (according to AMG Data Services).

Finally, while high yield fundamentals remain generally positive (i.e., strong corporate balance sheets, generally high cash levels), third quarter 2005's high profile airline bankruptcies pushed annual high yield default rates closer to historical averages, at 3.73% by principal amount/1/ Increased leveraged buyout activity and stock buybacks also relevered some corporate balance sheets and put pressure on the market.

Spreads widened 42 basis points during 2005 to close at 388 basis points over U.S. Treasuries. Based on the 8.26% yield/i/ of the Citigroup High Market Yield Index as of December 31, 2005, high-yield bonds continued to offer competitive yields relative to U. S. Treasury notes./ii /However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

CONTRIBUTORS TO PERFORMANCE

Since takeover of this fund by the current management team, portfolio returns have been negatively impacted by the fund's security selection, specifically in the Automotive, Telecommunications and Energy sectors, and the higher-than-normal cash position. However, our sector overweight to Telecommunications and underweight to Automotive, as well as our security selection in Cable & Media and Utilities, helped make up some of the return.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HIGH YIELD BOND TRUST                               FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.


--------------------------------------------------------------------------------


TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                                Percent of
      Description                                               Net Assets
      --------------------------------------------------------------------
      Targeted Return Index Securities Trust (7.651%, 06/15/15)   3.60%
      --------------------------------------------------------------------
      General Motors Acceptance Corp. (8.000%, 11/01/31)          1.95%
      --------------------------------------------------------------------
      Ford Motor Co. (7.450%, 07/16/31)                           1.88%
      --------------------------------------------------------------------
      Lyondell Chemical Co. (10.875%, 05/01/19)                   1.18%
      --------------------------------------------------------------------
      Tenet Healthcare Corp. (6.875%, 11/15/31)                   1.14%
      --------------------------------------------------------------------
      Ford Motor Credit Co. (6.625%, 6/16/08)                     1.08%
      --------------------------------------------------------------------
      CSC Holdings, Inc. Series B (7.625%, 04/01/11)              1.02%
      --------------------------------------------------------------------
      General Motors Corp. (8.375%, 07/15/33)                     1.01%
      --------------------------------------------------------------------
      D.R. Horton, Inc. (6.125%, 01/15/14)                        1.00%
      --------------------------------------------------------------------
      Houghton Miffin Co. (7.200%, 03/15/11)                      1.00%
      --------------------------------------------------------------------

/1/Source: Altman High Yield Bond Default ad Return Report, November 2, 2005.

/i/As measured by the yield on the Citigroup High Yield Market Index as of the period's close.

/ii/Yields are subject to change and will fluctuate.
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]


Domestic Bonds & Debt Securities        98.8%
Common Stocks                            0.8%
Convertible Preferred Stock              0.4%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HIGH YIELD BOND TRUST                               FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.


--------------------------------------------------------------------------------


                       HIGH YIELD BOND TRUST MANAGED BY
                  SALOMON BROTHERS ASSET MANAGEMENT INC. VS.
                CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                       HIGH YIELD       CREDIT SUISSE
                       BOND TRUST        1ST BOSTON
                       ----------       -------------
   12/95                 $10,000           $10,000
   12/96                  11,605            11,242
   12/97                  13,527            12,662
   12/98                  14,414            12,735
   12/99                  15,051            13,153
   12/00                  15,197            12,468
   12/01                  16,649            13,191
   12/02                  17,410            13,600
   12/03                  22,485            17,400
   12/04                  24,452            19,479
   12/05                  24,773            19,919




    -------------------------------------------------------------
                             Average Annual Return/2/
                         (for the period ended 12/31/05)
    -------------------------------------------------------------
                  1 Year 3 Year 5 Year 10 Year Since Inception/3/
    -------------------------------------------------------------
    High Yield
--  Bond Trust    1.32%  12.48% 10.27%  9.50%        9.54%
    -------------------------------------------------------------
    Credit Suisse
    First Boston
    High Yield
- - Index/1/      2.26%  13.56%  9.82%  7.13%        9.44%
    -------------------------------------------------------------

/1/The Credit Suisse First Boston High Yield Index is a broad-based market measure of high-yield bonds, commonly known as "junk bonds." The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 03/19/1982.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ASSETS TRUST                                FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.
AND TIMCO ASSET MANAGEMENT, INC.


--------------------------------------------------------------------------------


On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

During its fiscal year ended December 31, 2005, the Managed Assets Trust generated a return of 3.84%. In comparison, the Fund outperformed one of its unmanaged benchmarks, the Lehman Brothers Government/Credit Index,/v/ which advanced by 2.37%, and underperformed its other unmanaged benchmark, the S&P 500 Index, which gained 4.91% for the same period. The Fund underperformed its Lipper Variable Flexible Portfolio Funds Category Average,/vi/ which was up 4.88% over the same time frame.

TIMCO ASSET MANAGEMENT, INC. COMMENTARY

WHAT WERE THE OVERALL MARKET CONDITIONS DURING THE FUND'S REPORTING PERIOD?

The U.S. economy overcame a number of challenges during the year and continued to grow at a solid pace. Given the economy's strength and inflationary concerns triggered by record high oil prices, the Federal Reserve Board ("Fed")/i/ continued to raise short-term interest rates over the period. Since the Fed began its tightening cycle in June 2004, it has raised the federal funds rate/ii/ thirteen times, bringing it from 1.00% to 4.25% at the end of 2005.

The U.S. financial markets generated positive, but modest returns during the reporting period. The overall stock market, as measured by the S&P 500 Index,/iii/ returned 4.91% in 2005. Strong corporate profits were often overshadowed by rising oil prices and interest rates. During the period, the overall bond market, as measured by the Lehman Aggregate Bond Index,/iv/ gained 2.43%. For the second year in a row, the bond market surprised many investors, as it rose in spite of the economy's expansion, higher interest rates, and inflationary pressures.

WHAT WERE THE LEADING CONTRIBUTORS TO PERFORMANCE?

In 2005, corporate profit growth was expected to exceed 10% for the third consecutive year. However, this did not translate into superior stock market returns. That said, there were areas of the U.S. market that generated strong results. For example, the equity portion of the Fund benefited from its exposure to the energy sector, as it returned more than 30% for the year, far outdistancing all other sectors. Elsewhere, the financial and healthcare sectors of the market both advanced roughly 6.5% in 2005.

The fixed income portion of the Fund's portfolio benefited from its holdings in select corporate securities. In particular, the Fund's industrial sector bonds enhanced results, as did our decision to lower the Fund's exposure to financials. The Fund's collateralized mortgage-backed securities also boosted returns. Elsewhere, our duration management techniques were positive for performance. By lengthening the Fund's overall duration in the second half of the year we benefited as longer-term interest rates fell.

WHAT WERE THE LEADING DETRACTORS FROM PERFORMANCE?

In terms of U.S. stocks, the Fund's holdings in the consumer discretionary and telecommunications sectors detracted from results, as they generated negative returns during the reporting period.

From a fixed income perspective, our underweight in Treasuries hurt returns. In addition, our yield curve positioning was a drag on relative performance over the reporting period. While the Fund's underweight in 1-3 year securities was beneficial, this was overshadowed by an overexposure to 5-7 year securities as the yield curve flattened. In addition, being short 20-30 year securities detracted from performance, as this was the best performing part of the yield curve during the year.

WERE THERE ANY SIGNIFICANT CHANGES MADE TO THE FUND DURING THE REPORTING PERIOD?

Over the period, we increased the Fund's exposure to equities and lowered its exposure to fixed income securities. This was done to maintain a balanced portfolio.

/i/The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

/ii/The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

/iii/The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S. Please note that an investor cannot invest directly in an index.

/iv/The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity. Please note that an investor cannot invest directly in an index.

/v/The Lehman Brothers Government/Credit Bond Index is a broad-based index composed of government and corporate debt issues that are investment grade (rated Baa/BBB or higher). Please note that an investor cannot invest directly in an index.

/vi/Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 91 funds in the Fund's Lipper category, and excluding sales charges.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ASSETS TRUST                                FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.
AND TIMCO ASSET MANAGEMENT, INC.


--------------------------------------------------------------------------------



SALOMON BROTHERS ASSET MANAGEMENT INC. COMMENTARY

ECONOMIC OVERVIEW:

The US economy ended 2005 on a stronger note as holiday sales appeared to meet expectations. Although the economy has been buffeted by several negative shocks
- high-energy prices, hurricane losses, and rising interest rates - the full year 2005 results look to have been in line with the prior two years. Going forward, 2006 looks to be a watershed year for the U.S. economy as the recovery phase of the economic expansion finally moves the economy to full-employment.

While the economy still faces significant headwinds in the form of high home heating costs, rising interest rates, a cooling housing market; there are significant strengths as well. Among these strengths are very strong corporate profit trends, continued productivity growth, strong global growth, and an accelerating impetus from the New Orleans region rebuilding effort.

Stabilizing energy prices have helped overall inflation performance toward the end of 2005, but core CPI inflation continues to hover just over 2%. Although this has been very good news on the core CPI, there are reasons to expect increased pricing power among firms translates into higher core inflation in 2006. Chief among these factors is the economy's continued movement toward full-employment which looks to add pricing power and increase production bottlenecks. Shortages of construction materials and labor capacity due to the rebuilding of the Gulf region also look to add to price pressures in 2006.

While the stronger dollar in 2005 was a contributing factor to the moderation of goods price inflation and has also been reflected in stabilizing non-energy commodity prices, the dollar began to weaken again toward the end of 2005. Going forward, a weaker dollar looks to add modestly to inflation pressures in 2006.

While the Fed made it thirteen straight meetings followed by a 25 basis point tightening at the December Federal Open Markets Committee meeting, the language of the statement released following that meeting and the subsequent minutes of that same meeting made it clear that the sentiment of the committee is that the tightening job is nearly completed.

With the federal funds rate now at 4.25%, the Fed is expected to raise rates once again at the January 31 FOMC meeting and to indicate in statement and the minutes following that meeting that future policy moves could be in either direction and would depend on evolving economic data and circumstances. We anticipate that the Fed will hold the funds rate target steady at 4.5% through mid-year, at a minimum.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                         Percent of
             Description                                 Net Assets
             ------------------------------------------------------
             U.S. Treasury Note (4.125%, 08/15/08)         2.15%
             ------------------------------------------------------
             U.S. Treasury Note (4.125%, 08/15/10)         2.11%
             ------------------------------------------------------
             General Electric Co. (5.000%, 02/01/13)       2.07%
             ------------------------------------------------------
             Exxon Mobil Corp.                             1.99%
             ------------------------------------------------------
             PP&L Transition Bond LLC (7.050%, 06/25/09)   1.77%
             ------------------------------------------------------
             Microsoft Corp.                               1.41%
             ------------------------------------------------------
             Bank of America Corp.                         1.27%
             ------------------------------------------------------
             U.S. Treasury Note (3.250%, 08/15/08)         1.16%
             ------------------------------------------------------
             U.S. Treasury Note (4.125%, 05/15/15)         1.13%
             ------------------------------------------------------
             U.S. Treasury Note (3.625%, 07/15/09)         1.13%
             ------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]


Asset-Backed Securities                  2.0%
Collateralized Mortgage Obligations      2.1%
Domestic Bonds & Debt Securities        14.2%
Convertible Bonds                        5.3%
U.S. Government & Agency Obligations    11.8%
Foreign Bonds & Debt Securities          0.2%
Common Stock                            63.6%
Convertible Preferred Stock              0.8%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ASSETS TRUST                                FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.
AND TIMCO ASSET MANAGEMENT, INC.


--------------------------------------------------------------------------------


                        MANAGED ASSETS TRUST MANAGED BY
            SALOMON BROTHERS ASSET MANAGEMENT INC. AND TIMCO ASSET
                     MANAGEMENT, INC. VS. LEHMAN BROTHERS
             GOVERNMENT/CREDIT BOND INDEX/1/ AND S&P 500 INDEX/1/
                            Growth Based on $10,000

                           [CHART]

        MANAGED ASSETS     S&P 500     LEHMAN BROTHERS GOVERNMENT/
            TRUST           INDEX           CREDIT BOND INDEX
          ----------        -----           -----------------
12/95      $10,000         $10,000              $10,000
12/96       11,379          12,295               10,405
12/97       13,804          16,395               11,224
12/98       16,763          21,084               12,171
12/99       19,147          25,518               12,219
12/00       18,838          23,196               13,455
12/01       17,881          20,441               14,661
12/02       16,343          15,925               16,103
12/03       19,936          20,490               16,797
12/04       21,816          22,718               17,308
12/05       22,651          23,834               17,581


    ------------------------------------------------------------
                            Average Annual Return/3/
                        (for the period ended 12/31/05)
    ------------------------------------------------------------
                 1 Year 3 Year 5 Year 10 Year Since Inception/4/
    ------------------------------------------------------------
    Managed
--  Assets Trust 3.84%  11.50% 3.76%   8.52%        8.93%
    ------------------------------------------------------------
    Lehman
    Brothers
    Government/
    Credit Bond
--  Index/1/     1.58%   2.97% 5.50%   5.80%        8.70%
    ------------------------------------------------------------
    S&P 500
- - Index/2/     4.91%  14.39% 0.54%   9.07%       13.12%
    ------------------------------------------------------------

/1/The Lehman Brothers Government/Credit Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Brothers Credit Bond Index, which is comprised of all public fixed-rate non-convertible investment grade domestic corporate debt, excluding collateralized mortgage obligations. The Index does not include fees and expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Index does not include fees and expenses and is not available for direct investment.

/3/Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Portfolio is 04/08/1983.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO                              FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.


--------------------------------------------------------------------------------


On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

PERFORMANCE UPDATE:

For the year ended December 31, 2005, the Money Market Portfolio returned 2.90%. The U.S. economy continued its steady growth in the fourth quarter, with strong manufacturing and industrial production data, low initial jobless claims and firm underlying corporate fundamentals. Consumer confidence, in particular, rebounded as declining gas prices improved sentiment ahead of the holiday season, rising to its highest level since Hurricanes Katrina and Rita. On the weaker side, the housing market began to exhibit signs of slowing as mortgage applications edged down, interest rates rose and home sales declined. Stabilizing energy prices helped overall inflation performance toward the end of 2005, but core CPI inflation continued to hover just over 2%.

Continuing its measured pace of rate increases and in line with market expectations, the Fed raised the federal funds rate by 25 basis points at both its November and December Federal Open Market Committee (FOMC) meetings, bringing the target rate to 4.25%. However, in an important departure from previous FOMC statements, the committee removed its characterization of monetary policy as "accommodative" at their December meeting. The overall sentiment of the text also reinforced the market's view that future monetary policy decisions will become more data dependent as the Fed's tightening cycle nears completion. In response, money market yields rose over the quarter as the economy continued to expand solidly and holiday sales appeared to meet expectations. Three-month LIBOR climbed 47 basis points, to 4.54%, while one-year LIBOR increased 40 basis points, to 4.84%. Three-month Treasury bill yields increased 54 basis points, to 4.07%, while six-month Treasury bill yields rose 45 basis points, to 4.37%.

ECONOMIC OVERVIEW:

The US economy ended 2005 on a stronger note as holiday sales appeared to meet expectations. Although the economy has been buffeted by several negative shocks--high-energy prices, hurricane losses, and rising interest rates--the full year 2005 results look to have been in line with the prior two years. Going forward, 2006 looks to be a watershed year for the U.S. economy as the recovery phase of the economic expansion finally moves the economy to full-employment.

While the economy still faces significant headwinds in the form of high home heating costs, rising interest rates, a cooling housing market; there are significant strengths as well. Among these strengths are very strong corporate profit trends, continued productivity growth, strong global growth, and an accelerating impetus from the New Orleans region rebuilding effort.

Stabilizing energy prices have helped overall inflation performance toward the end of 2005, but core CPI inflation continues to hover just over 2%. Although this has been very good news on the core CPI, there are reasons to expect increased pricing power among firms translates into higher core inflation in 2006. Chief among these factors is the economy's continued movement toward full-employment which looks to add pricing power and increase production bottlenecks. Shortages of construction materials and labor capacity due to the rebuilding of the Gulf region also look to add to price pressures in 2006.

While the stronger dollar in 2005 was a contributing factor to the moderation of goods price inflation and has also been reflected in stabilizing non-energy commodity prices, the dollar began to weaken again toward the end of 2005. Going forward, a weaker dollar looks to add modestly to inflation pressures in 2006.

While the Fed made it thirteen straight meetings followed by a 25 basis point tightening at the December FOMC meeting, the language of the statement released following that meeting and the subsequent minutes of that same meeting made it clear that the sentiment of the committee is that the tightening job is nearly completed.

With the federal funds rate now at 4.25%, the Fed is expected to raise rates once again at the January 31 FOMC meeting and to indicate in statement and the minutes following that meeting that future policy moves could be in either direction and would depend on evolving economic data and circumstances. We anticipate that the Fed will hold the funds rate target steady at 4.5% through mid-year, at a minimum.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                  Percent of
                   Description                    Net Assets
                   -----------------------------------------
                   Rabobank USA Financial Corp.     4.75%
                   -----------------------------------------
                   Goldman Sachs Group, Inc.        4.75%
                   -----------------------------------------
                   Dresdner U S Finance, Inc.       4.75%
                   -----------------------------------------
                   Societe Generale N.A.            4.75%
                   -----------------------------------------
                   General Electric Capital Corp.   4.75%
                   -----------------------------------------
                   Gannett Co., Inc.                4.75%
                   -----------------------------------------
                   Bank Ireland Governor & Co.      4.75%
                   -----------------------------------------
                   Atlantic Asset Security Corp.    4.75%
                   -----------------------------------------
                   Ormond Quay Funding LLC          4.75%
                   -----------------------------------------
                   Ebury Finance Ltd.               4.75%
                   -----------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Financial - Diversified                 56.9%
Banks                                   23.5%
Media                                    4.7%
Foreign Government & Agency              4.7%
Health Care Equipment & Supplies         4.4%
Medium - Term Notes                      4.3%
Foreign Certificate of Deposit           1.5%



--------------------------------------------------------------------------------

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, shareholder services fees and other Portfolio expenses. Sales charges and redemption fees do not apply. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolios and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Portfolio shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2005 through December 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different Portfolios. In addition, if these transaction costs were included, your costs would have been higher.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
CAPITAL APPRECIATION FUND                   ------------- ------------- ---------------

  Actual                                      $1,000.00     $1,126.50        $4.18
  Hypothetical (5% return before expenses)     1,000.00      1,021.27         3.97
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
HIGH YIELD BOND TRUST                       ------------- ------------- ---------------

  Actual                                      $1,000.00     $1,013.10        $3.10
  Hypothetical (5% return before expenses)     1,000.00      1,022.13         3.11
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.61%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
MANAGED ASSETS TRUST                        ------------- ------------- ---------------

  Actual                                      $1,000.00     $1,040.50        $3.14
  Hypothetical (5% return before expenses)     1,000.00      1,022.13         3.11
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.61%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
MONEY MARKET PORTFOLIO                      ------------- ------------- ---------------

  Actual                                      $1,000.00     $1,017.10        $2.03
  Hypothetical (5% return before expenses)     1,000.00      1,023.19         2.04
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.40%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

CAPITAL APPRECIATION FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         -----------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                           SHARES      (NOTE 2)
         -----------------------------------------------------------------

         COMMON STOCKS - 92.7%
         BANKS - 5.8%
         Commerce Bancorp, Inc...............   636,190 $    21,891,298
         Wells Fargo & Co....................   709,220      44,560,293
                                                        ---------------
                                                             66,451,591
                                                        ---------------
         BIOTECHNOLOGY - 11.3%
         Genentech, Inc.*....................   818,045      75,669,162
         Gilead Sciences, Inc.*..............   714,505      37,604,398
         Invitrogen Corp.*...................   224,045      14,930,359
                                                        ---------------
                                                            128,203,919
                                                        ---------------
         CHEMICALS - 1.4%
         Huntsman Corp.*.....................   907,885      15,633,780
                                                        ---------------
         COMMUNICATIONS EQUIPMENT - 1.1%
         QUALCOMM, Inc.......................   287,440      12,382,915
                                                        ---------------
         COMPUTERS & PERIPHERALS - 13.5%
         Apple Computer, Inc.*............... 1,882,840     135,357,367
         Sun Microsystems, Inc.*............. 4,358,210      18,260,900
                                                        ---------------
                                                            153,618,267
                                                        ---------------
         ELECTRIC UTILITIES - 1.9%
         AES Corp.*.......................... 1,350,210      21,373,824
                                                        ---------------
         FINANCIAL - DIVERSIFIED - 4.3%
         American Express Co.................   285,470      14,690,286
         Ameriprise Financial, Inc...........    57,094       2,340,854
         Goldman Sachs Group, Inc. (The).....   172,875      22,077,866
         SLM Corp............................   183,095      10,086,704
                                                        ---------------
                                                             49,195,710
                                                        ---------------
         HEALTH CARE PROVIDERS & SERVICES - 8.1%
         UnitedHealth Group, Inc............. 1,482,960      92,151,134
                                                        ---------------
         INSURANCE - 1.0%
         Berkshire Hathaway, Inc. - Class B*.     3,901      11,451,386
                                                        ---------------
         INTERNET & CATALOG RETAIL - 3.9%
         eBay, Inc.*......................... 1,032,175      44,641,569
                                                        ---------------
         INTERNET SOFTWARE & SERVICES - 2.2%
         Yahoo!, Inc.*.......................   646,300      25,322,034
                                                        ---------------
         MEDIA - 3.8%
         XM Satellite Radio Holdings,
           Inc. - Class A*................... 1,568,785      42,796,455
                                                        ---------------
         OIL & GAS - 7.0%
         Murphy Oil Corp..................... 1,004,130      54,212,979
         Suncor Energy, Inc..................   397,580      25,099,225
                                                        ---------------
                                                             79,312,204
                                                        ---------------
         PHARMACEUTICALS - 8.7%
         Roche Holding AG....................   391,314      58,714,211
         Teva Pharmaceutical Industries, Ltd.
           (ADR).............................   946,100      40,691,761
                                                        ---------------
                                                             99,405,972
                                                        ---------------

       -------------------------------------------------------------------
       SECURITY                             SHARES/PAR       VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       -------------------------------------------------------------------

       RETAIL - MULTILINE - 1.1%
       J.C. Penney Co., Inc................     232,800 $    12,943,680
                                                        ---------------
       RETAIL - SPECIALTY - 13.4%
       Advance Auto Parts*.................     692,647      30,102,439
       Coach, Inc.*........................     413,880      13,798,759
       Lowe's Cos., Inc....................     857,325      57,149,284
       NIKE, Inc. - Class B................     526,005      45,651,974
       Staples, Inc........................     236,670       5,374,776
                                                        ---------------
                                                            152,077,232
                                                        ---------------
       SOFTWARE - 4.2%
       Electronic Arts, Inc.*..............     904,725      47,326,165
                                                        ---------------
       Total Common Stocks
       (Cost $617,809,882)                                1,054,287,837
                                                        ---------------

       SHORT-TERM INVESTMENT - 7.6%
       State Street Bank & Trust Co.,
         Repurchased Agreement, dated
         12/30/05 at 2.800% to be
         repurchased at $86,411,875 on
         01/03/06 collateralized by
         78,740,000 U.S. Treasury Bond/Note
         5.250% due 02/15/29 with a value
         of $88,116,044
         (Cost $86,385,000)................ $86,385,000 $    86,385,000
                                                        ---------------

       TOTAL INVESTMENTS - 100.3%
       (Cost $704,194,882)                                1,140,672,837

       Other Assets and Liabilities (net) - (0.3%)           (3,405,776)
                                                        ---------------

       TOTAL NET ASSETS - 100.0%                        $ 1,137,267,061
                                                        ===============

* Non-income producing security.

ADR - American Depositary Receipt

                       See notes to financial statements

HIGH YIELD BOND TRUST

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



       ------------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       DOMESTIC BONDS & DEBT SECURITIES - 89.1%
       AEROSPACE & DEFENSE - 1.6%
       Argo-Tech Corp. 9.250%, due 06/01/11... $     75,000 $      77,250
       BE Aerospace, Inc., Series B 8.875%,
         due 05/01/11.........................      475,000       501,125
       Moog, Inc. 6.250%, due 01/15/15........      550,000       544,500
       Sequa Corp. Series B 8.875%,
         due 04/01/08.........................      725,000       759,437
                                                            -------------
                                                                1,882,312
                                                            -------------
       ASSET-BACKED SECURITY - 3.6%
       Targeted Return Index Securities Trust,
         Series HY-2005 7.651%, due 06/15/15
         (144A)(a)............................    4,104,880     4,224,693
                                                            -------------
       AUTO PARTS & EQUIPMENT - 0.0%
       Dura Operating Corp., Series B 8.625%,
         due 04/15/12.........................       57,000        47,310
                                                            -------------
       AUTOMOBILES - 3.2%
       Ford Motor Co.
         7.450%, due 07/16/31.................    3,225,000     2,209,125
        8.900%, due 01/15/32..................      275,000       202,812
       General Motors Corp.
         8.250%, due 07/15/23.................      175,000       113,313
        8.375%, due 07/15/33..................    1,775,000     1,180,375
                                                            -------------
                                                                3,705,625
                                                            -------------
       BUILDING MATERIALS - 0.7%
       Goodman Global Holding Co., Inc.
         7.491%, due 06/15/12
           (144A)(a)(b).......................      125,000       124,375
        7.875%, due 12/15/12 (144A)(a)........      290,000       271,150
       Nortek, Inc. 8.500%, due 09/01/14......      275,000       266,750
       Ply Gem Industries, Inc. 9.000%,
         due 02/15/12.........................      225,000       200,813
                                                            -------------
                                                                  863,088
                                                            -------------
       CHEMICALS - 5.1%
       Borden U.S. Finance Corp./Nova Scotia
         Finance ULC 9.000%, due 07/15/14
         (144A)(a)............................      375,000       373,125
       Crystal U.S. Holdings 3 LLC, Series B
         0.000%/10.500%, due 10/01/14(c)......      163,000       119,397
       Foamex Cap Corp. 13.500%,
         due 08/15/06.........................      250,000        22,500
       Huntsman International LLC
         9.875%, due 03/01/09.................      450,000       477,000
        10.125%, due 07/01/09.................      289,000       299,837
       IMC Global, Inc., Series B 10.875%,
         due 06/01/08.........................       53,000        58,963
       Innophos, Inc. 9.625%, due 08/15/14
         (144A)(a)............................      100,000       101,250

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      CHEMICALS - CONTINUED
      ISP Holdings, Inc., Series B 10.625%,
        due 12/15/09........................... $    275,000 $     290,125
      Lyondell Chemical Co. 10.875%,
        due 05/01/09...........................    1,325,000     1,382,969
      Nalco Co.
        7.750%, due 11/15/11...................       75,000        77,438
       8.875%, due 11/15/13....................      450,000       473,625
      NOVA Chemicals Corp. 6.500%,
        due 01/15/12...........................      425,000       413,844
      Resolution Performance Products LLC
        8.000%, due 12/15/09...................      325,000       333,125
       9.500%, due 04/15/10....................      325,000       330,687
      Rhodia SA
        7.625%, due 06/01/10...................      950,000       959,500
       8.875%, due 06/01/11....................      175,000       180,250
      Rockwood Specialties Group, Inc. 7.625%,
        due 11/15/14...........................       50,000        61,430
                                                             -------------
                                                                 5,955,065
                                                             -------------
      COMMERCIAL SERVICES & SUPPLIES - 1.1%
      Alderwoods Group, Inc. 7.750%,
        due 09/15/12...........................      850,000       884,000
      Carriage Services, Inc. 7.875%,
        due 01/15/15...........................      125,000       127,813
      Iron Mountain, Inc. 7.750%,
        due 01/15/15...........................      295,000       298,687
                                                             -------------
                                                                 1,310,500
                                                             -------------
      CONTAINERS & PACKAGING - 3.0%
      Crown Cork & Seal Co., Inc. 7.375%,
        due 12/15/26...........................      850,000       782,000
      Crown Cork & Seal Finance PLC 7.000%,
        due 12/15/06...........................       75,000        76,125
      Graphic Packaging International Corp.
       8.500%, due 08/15/11....................       75,000        75,563
       9.500%, due 08/15/13....................      525,000       504,000
      Jefferson Smurfit Corp. 8.250%,
        due 10/01/12...........................      407,012       392,767
      Owens-Brockway Glass Container, Inc.
       8.875%, due 02/15/09....................      575,000       603,031
       7.750%, due 05/15/11....................      300,000       314,625
       6.750%, due 12/01/14....................      225,000       219,375
      Smurfit-Stone Container Enterprises, Inc.
        8.375%, due 07/01/12...................      225,000       218,812
      Solo Cup Co. 8.500%, due 02/15/14........      400,000       352,000
                                                             -------------
                                                                 3,538,298
                                                             -------------
      ELECTRIC UTILITIES - 1.5%
      AES Corp. 9.375%, due 09/15/10...........    1,025,000     1,124,937
      Calpine Corp. 8.500%,
        due 07/15/10 (144A)(a)(d)..............      225,000       185,625

                       See notes to financial statements

HIGH YIELD BOND TRUST

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------------
       SECURITY                                    PAR            VALUE
       DESCRIPTION                                AMOUNT         (NOTE 2)
       ------------------------------------------------------------------------

       ELECTRIC UTILITIES - CONTINUED
       Calpine Generating Co. LLC 8.140%,
         due 04/01/09(b)(d)................... $    375,000    $     390,938
                                                               -------------
                                                                   1,701,500
                                                               -------------
       ELECTRIC UTILITIES - 0.8%
       Mirant North America LLC 7.375%,
         due 12/31/13 (144A)(a)...............      375,000          381,094
       Reliant Energy, Inc.
        9.250%, due 07/15/10..................      150,000          150,750
        9.500%, due 07/15/13..................      425,000          428,187
                                                               -------------
                                                                     960,031
                                                               -------------
       ELECTRONICS - 1.3%
       L-3 Communications Corp. 6.375%,
         due 10/15/15 (144A)(a)...............    1,150,000        1,152,875
       Sanmina-SCI Corp. 6.750%,
         due 03/01/13.........................      150,000          143,438
       Thomas & Betts Corp. 7.250%,
         due 06/01/13.........................      175,000          186,316
                                                               -------------
                                                                   1,482,629
                                                               -------------
       ENERGY - 1.7%
       Dynegy Holdings, Inc.
        10.125%, due 07/15/13(a)..............      325,000          368,875
        7.125%, due 05/15/18..................      400,000          358,000
       NRG Energy, Inc. 8.000%, due 12/15/13..      876,000          981,120
       Reliant Energy, Inc. 6.750%,
         due 12/15/14.........................      300,000          263,250
                                                               -------------
                                                                   1,971,245
                                                               -------------
       ENTERTAINMENT & LEISURE - 3.6%
       AMC Entertainment, Inc.
        8.590%, due 08/15/10(b)...............      225,000          232,594
        9.500%, due 02/01/11..................      360,000          355,950
        8.000%, due 03/01/14..................      250,000          227,500
        Series B 8.625%, due 08/15/12.........      175,000          183,750
       Cinemark, Inc. 0.000%/9.750%,
         due 03/15/14(c)......................      325,000          242,125
       Gaylord Entertainment Co. 6.750%,
         due 11/15/14.........................      600,000          591,000
       Herbst Gaming, Inc. 7.000%,
         due 11/15/14.........................      550,000          550,000
       Isle of Capri Casinos, Inc. 7.000%,
         due 03/01/14.........................      550,000          539,000
       Mohegan Tribal Gaming Authority 7.125%,
         due 08/15/14.........................      175,000          180,031
       Penn National Gaming, Inc. 6.750%,
         due 03/01/15.........................      475,000          469,062
       Pinnacle Entertainment, Inc. 8.750%,
         due 10/01/13.........................      550,000          588,500
                                                               -------------
                                                                   4,159,512
                                                               -------------

      --------------------------------------------------------------------
      SECURITY                                    PAR          VALUE
      DESCRIPTION                                AMOUNT       (NOTE 2)
      --------------------------------------------------------------------

      ENVIRONMENTAL SERVICES - 1.0%
      Allied Waste North America, Inc.
        6.500%, due 11/15/10................. $    825,000 $       820,875
       9.250%, due 09/01/12..................       83,000          90,263
       6.125%, due 02/15/14..................      225,000         213,187
                                                           ---------------
                                                                 1,124,325
                                                           ---------------
      FINANCIAL - DIVERSIFIED - 4.9%
      AAC Group Holding Corp. 0.000%/
        10.250%, due 10/01/12(c).............       50,000          36,375
      Alamosa Delaware, Inc. 0.000%/
        12.000%, due 07/31/05(c).............      574,000         630,682
      BCP Crystal U.S. Holdings Corp. 9.625%,
        due 06/15/14.........................      439,000         490,583
      CCM Merger, Inc. 8.000%, due 08/01/13
        (144A)(a)............................      275,000         265,375
      Ford Motor Credit Co. 6.625%,
        due 06/16/08.........................    1,400,000       1,270,569
      General Motors Acceptance Corp.
        8.000%, due 11/01/31.................    2,375,000       2,280,995
      Nell AF SARL 8.375%, due 08/15/15
        (144A)(a)............................      275,000         273,625
      Vanguard Health Holdings II 9.000%,
        due 10/01/14.........................      500,000         533,750
                                                           ---------------
                                                                 5,781,954
                                                           ---------------
      FOOD PRODUCTS - 1.9%
      Del Monte Corp. 6.750%,
        due 02/15/15.........................      125,000         122,500
      Delhaize America, Inc. 9.000%,
        due 04/15/31.........................      425,000         501,763
      Doane Pet Care Co. 10.750%,
        due 03/01/10.........................      500,000         546,250
      Dole Food Co., Inc.
        8.875%, due 03/15/11.................       19,000          19,570
       8.750%, due 07/15/13..................      400,000         414,000
      Land O' Lakes, Inc. 9.000%,
        due 12/15/10.........................       50,000          54,500
      Smithfield Foods, Inc. 7.000%,
        due 08/01/11.........................      475,000         486,875
      Swift & Co. 10.125%, due 10/01/09......       50,000          51,875
                                                           ---------------
                                                                 2,197,333
                                                           ---------------
      HEALTH CARE PROVIDERS & SERVICES - 3.6%
      Accellent, Inc. 10.500%, due 12/01/13
        (144A)(a)............................      375,000         386,250
      Community Health Systems, Inc. 6.500%,
        due 12/15/12.........................      150,000         146,813
      IASIS Healthcare LLC 8.750%,
        due 06/15/14.........................      550,000         580,250
      Radiologix, Inc., Series B 10.500%,
        due 12/15/08.........................      525,000         517,125

                       See notes to financial statements

HIGH YIELD BOND TRUST

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      HEALTH CARE PROVIDERS & SERVICES - CONTINUED
      Select Medical Corp. 7.625%,
        due 02/01/15........................... $    425,000 $     411,187
      Tenet Healthcare Corp.
        7.375%, due 02/01/13...................      275,000       255,062
       6.875%, due 11/15/31....................    1,650,000     1,336,500
      Triad Hospitals, Inc. 7.000%,
        due 11/15/13...........................      550,000       554,125
                                                             -------------
                                                                 4,187,312
                                                             -------------
      HOMEBUILDERS - 3.0%
      D.R. Horton, Inc. 6.125%,
        due 01/15/14...........................    1,175,000     1,177,097
      K Hovnanian Enterprises, Inc. 6.375%,
        due 12/15/14...........................    1,150,000     1,093,474
      KB HOME
        8.625%, due 12/15/08...................      125,000       133,397
       9.500%, due 02/15/11....................      325,000       343,499
       6.375%, due 08/15/11....................      425,000       427,444
      William Lyon Homes, Inc. 10.750%,
        due 04/01/13...........................      350,000       363,125
                                                             -------------
                                                                 3,538,036
                                                             -------------

      HOTELS, RESTAURANTS & LEISURE - 5.4%
      Aztar Corp. 7.875%, due 06/15/14.........      250,000       263,125
      Boyd Gaming Corp. 6.750%,
        due 04/15/14...........................      725,000       723,187
      Denny's Corp. 1.000%, due 09/21/10.......       83,333        85,365
      Friendly Ice Cream Corp. 8.375%,
        due 06/15/12...........................      325,000       290,875
      HMH Properties, Inc., Series B 7.875%,
        due 08/01/08...........................       71,000        72,154
      Kerzner International, Ltd. 6.750%,
        due 10/01/15 (144A)(a).................      450,000       439,875
      Las Vegas Sands Corp 6.375%,
        due 02/15/15...........................      550,000       532,125
      Mandalay Resort Group 9.375%,
        due 02/15/10...........................       53,000        58,300
      MGM MIRAGE, Inc.
        8.375%, due 02/01/11...................      375,000       403,125
       6.750%, due 09/01/12....................      750,000       764,062
      Park Place Entertainment Corp. 7.875%,
        due 03/15/10...........................      800,000       864,000
      Station Casinos, Inc.
        6.000%, due 04/01/12...................      850,000       852,125
       6.500%, due 02/01/14....................      175,000       177,625
      Wynn Las Vegas LLC/Wynn Las Vegas Capital
        Corp. 6.625%, due 12/01/14.............      800,000       782,000
                                                             -------------
                                                                 6,307,943
                                                             -------------

     -------------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     -------------------------------------------------------------------------

     HOUSEHOLD PRODUCTS - 1.9%
     Church & Dwight Co., Inc. 6.000%,
       due 12/15/12............................. $    125,000 $     123,750
     Home Products International, Inc. 9.625%,
       due 05/15/08.............................      150,000       115,500
     Norcraft Holdings LP/Norcraft Capital Corp.
       0.000%/9.750%, due 09/01/12(c)...........      400,000       286,000
     Playtex Products, Inc. 9.375%,
       due 06/01/11.............................      525,000       552,562
     Sealy Mattress Co. 8.250%,
       due 06/15/14.............................      475,000       491,625
     Spectrum Brands, Inc. 7.375%,
       due 02/01/15.............................      775,000       651,000
                                                              -------------
                                                                  2,220,437
                                                              -------------
     INDUSTRIAL - DIVERSIFIED - 0.5%
     BGF Industries, Inc., Series B 10.250%,
       due 01/15/09.............................      275,000       281,188
     Hexcel Corp. 6.750%, due 02/01/15..........      350,000       339,500
                                                              -------------
                                                                    620,688
                                                              -------------
     LEISURE EQUIPMENT & PRODUCTS - 0.2%
     Equinox Holdings, Inc. 9.000%,
       due 12/15/09.............................      250,000       268,438
                                                              -------------
     MACHINERY - 0.8%
     Case New Holland, Inc. 9.250%,
       due 08/01/11.............................      375,000       403,125
     Terex Corp. 7.375%, due 01/15/14...........      582,000       579,090
                                                              -------------
                                                                    982,215
                                                              -------------
     MEDIA - 9.6%
     Clear Channel Communications 8.000%,
       due 11/01/08.............................      200,000       212,764
     CCH I Holdings LLC 9.920%, due 04/01/14
       (144A)(a)................................      247,000       142,025
     CCH I LLC 11.000%, due 10/01/15
       (144A)(a)................................      197,000       166,465
     CCO Holdings LLC/CCO Holdings Capital
       Corp.
       8.616%, due 12/15/10(b)..................      300,000       294,750
      8.750%, due 11/15/13 (144A)(a)............    1,000,000       957,500
      8.750%, due 11/15/13......................       75,000        71,813
     Charter Communications Holdings LLC/
       Charter Communications Holdings
       Capital Corp. 8.375%, due 04/30/14
       (144A)(a)................................      550,000       550,000
     CSC Holdings, Inc., Series B 7.625%,
       due 04/01/11.............................    1,200,000     1,200,000
     Dex Media, Inc.
       8.000%, due 11/15/13.....................      625,000       640,625
      0.000%/9.000%, due 11/15/13(c)............      575,000       460,000

                       See notes to financial statements

HIGH YIELD BOND TRUST

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     MEDIA - CONTINUED
     DirecTV Holdings LLC/DirectTV Financing Co.
       8.375%, due 03/15/13..................... $     81,000 $      87,480
      6.375%, due 06/15/15......................    1,050,000     1,031,625
     EchoStar DBS Corp. 6.625%,
       due 10/01/14.............................      575,000       554,156
     Houghton Mifflin Co.
      8.250%, due 02/01/11......................      175,000       181,563
      7.200%, due 03/15/11......................    1,125,000     1,170,000
     LIN Television Corp. 6.500%,
       due 05/15/13.............................      275,000       265,031
     LodgeNet Entertainment Corp. 9.500%,
       due 06/15/13.............................      200,000       218,500
     Mediacom LLC/Mediacom Capital Corp.
       9.500%, due 01/15/13.....................    1,025,000     1,005,781
     PRIMEDIA, Inc. 8.875%, due 05/15/11........      550,000       510,125
     Rogers Cable, Inc. 6.750%,
       due 03/15/15.............................       75,000        76,500
     Shaw Communications, Inc. 7.250%,
       due 04/06/11.............................      375,000       392,812
     Sinclair Broadcast Group, Inc. 8.000%,
       due 03/15/12.............................    1,000,000     1,035,000
                                                              -------------
                                                                 11,224,515
                                                              -------------
     METALS & MINING - 2.1%
     IPSCO, Inc. 8.750%, due 06/01/13...........      300,000       330,000
     Novelis, Inc. 7.500%, due 02/15/15.........      525,000       492,187
     Steel Dynamics, Inc. 9.500%,
       due 03/15/09.............................      175,000       185,063
     United States Steel LLC 10.750%,
       due 08/01/08.............................      504,000       559,440
     USEC, Inc. 6.625%, due 01/20/06............      775,000       775,000
     Wolverine Tube, Inc. 10.500%,
       due 04/01/09.............................      100,000        78,000
                                                              -------------
                                                                  2,419,690
                                                              -------------
     OFFICE FURNISHING & SUPPLIES - 0.5%
     IKON Office Solutions, Inc. 7.750%,
       due 09/15/15 (144A)(a)...................      200,000       196,000
     Xerox Capital Trust I 8.000%,
       due 02/01/27.............................      325,000       336,375
                                                              -------------
                                                                    532,375
                                                              -------------
     OIL & GAS - 5.1%
     Chesapeake Energy Corp 6.250%,
       due 01/15/18.............................    1,150,000     1,132,750
     Chesapeake Energy Corp. 6.875%,
       due 11/15/20 (144A)(a)...................      300,000       305,250
     Dresser-Rand Group, Inc. 7.625%,
       due 11/01/14 (144A)(a)...................      198,000       204,930
     El Paso CGP Co. 6.700%, due 02/15/27.......          930           939

       -----------------------------------------------------------------------
       SECURITY                                   PAR            VALUE
       DESCRIPTION                               AMOUNT         (NOTE 2)
       -----------------------------------------------------------------------

       OIL & GAS - CONTINUED
       El Paso Corp. 6.700%,
         due 02/15/27 (144A)(a).............. $     62,000    $      62,622
       El Paso Production Holding Co. 7.750%,
         due 06/01/13........................      650,000          677,625
       Forest Oil Corp. 8.000%, due 12/15/11.      150,000          164,625
       Kerr-McGee Corp. 7.000%,
         due 11/01/11........................      550,000          552,750
       Newfield Exploration Co. 6.625%,
         due 09/01/14........................      225,000          230,063
       Pogo Producing Co., Series B 8.250%,
         due 04/15/11........................      325,000          341,250
       Pride International, Inc. 7.375%,
         due 07/15/14........................      125,000          134,688
       Sonat, Inc. 6.625%, due 02/01/08......      275,000          276,719
       Southern Natural Gas Co. 7.350%,
         due 02/15/31........................      575,000          592,770
       Transcontinental Gas Pipe Line Corp.,
         Series B 8.875%, due 07/15/12.......      375,000          431,250
       Williams Companies., Inc. 7.125%,
         due 09/01/11........................      850,000          887,187
                                                              -------------
                                                                  5,995,418
                                                              -------------
       PAPER & FOREST PRODUCTS - 1.9%
       Abitibi-Consolidated, Inc. 7.750%,
         due 06/15/11........................      650,000          622,375
       Boise Cascade LLC
        7.025%, due 10/15/12(b)..............       50,000           49,000
        7.125%, due 10/15/14.................      550,000          515,625
       Buckeye Technologies, Inc. 8.000%,
         due 10/15/10........................      575,000          549,125
       Catalyst Paper Corp., Series D 8.625%,
         due 06/15/11........................      450,000          432,000
       Neenah Paper, Inc. 7.375%,
         due 11/15/14........................       50,000           45,375
       Catalyst Paper Corp. 7.375%,
         due 03/01/14........................       75,000           66,000
                                                              -------------
                                                                  2,279,500
                                                              -------------

       PHARMACEUTICALS - 0.6%
       Valeant Pharmaceuticals International
         7.000%, due 12/15/11................      575,000          567,813
       Warner Chilcott Corp. 8.750%,
         due 02/01/15 (144A)(a)..............      175,000          161,875
                                                              -------------
                                                                    729,688
                                                              -------------

       REAL ESTATE - 2.0%
       Felcor Lodging LP 9.000%, due 06/01/11
         (REIT)..............................      200,000          220,000
       Host Marriott LP (REIT)
        7.125%, due 11/01/13 (REIT)..........      100,000          104,500
        6.375%, due 03/15/15 (REIT)..........      900,000          902,250

                       See notes to financial statements

HIGH YIELD BOND TRUST

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      ----------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      ----------------------------------------------------------------------

      REAL ESTATE - CONTINUED
      Series M 7.000%, due 08/15/12 (REIT).... $    100,000 $     103,000
      La Quinta Properties, Inc. 7.000%, due
        08/15/12 (REIT).......................       75,000        81,562
      MeriStar Hospitality Corp. (REIT)
       9.000%, due 01/15/08 (REIT)............      125,000       129,844
       9.125%, due 01/15/11 (REIT)............      725,000       793,875
                                                            -------------
                                                                2,335,031
                                                            -------------

      RETAIL - MULTILINE - 2.5%
      Carrols Corp. 9.000%, due 01/15/13......      550,000       537,625
      Denny's Corp. 1.000%, due 09/21/10......      416,665       424,479
      Harry & David Holdings, Inc. 9.000%,
        due 03/01/13..........................      375,000       377,813
      J.C. Penney Co., Inc. 8.125%,
        due 04/01/27..........................      380,000       399,950
      Jean Coutu Group PJC, Inc.
        7.625%, due 08/01/12..................      100,000        99,000
       8.500%, due 08/01/14...................      450,000       414,000
      Neiman Marcus Group, Inc. 10.375%,
        due 10/15/15 (144A)(a)................      200,000       204,250
      Rite Aid Corp.
       6.125%, due 12/15/08 (144A)(a).........      200,000       189,000
       8.125%, due 05/01/10...................      250,000       255,625
       7.500%, due 01/15/15...................       75,000        71,250
                                                            -------------
                                                                2,972,992
                                                            -------------

      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.8%
      Amkor Technologies, Inc.
       7.125%, due 03/15/11...................      500,000       442,500
       7.750%, due 05/15/13...................      157,000       137,375
      Freescale Semiconductor, Inc. 6.900%,
        due 07/15/09(b).......................      375,000       387,188
                                                            -------------
                                                                  967,063
                                                            -------------

      TELECOMMUNICATION SERVICES - DIVERSIFIED - 11.8%
      American Tower Escrow Corp. 12.250%,
        due 08/01/08(g).......................      300,000       236,250
      Calpoint Receivable Structured Trust
        7.440%, due 12/10/06 (144A)(a)........       59,648        60,096
      Centennial Communications Corp./Cellular
        Operating Co. LLC 10.125%,
        due 06/15/13..........................      700,000       764,750
      Cincinnati Bell, Inc.
       8.375%, due 01/15/14...................    1,025,000     1,013,469
       7.000%, due 02/15/15...................      650,000       640,250
      Citizens Communications Co. 6.250%,
        due 01/15/13..........................      500,000       486,250
      Dobson Cellular Systems, Inc. 8.375%,
        due 11/01/11..........................      275,000       293,219

      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      TELECOMMUNICATION SERVICES - DIVERSIFIED - CONTINUED
      Inmarsat Finance II PLC 0.000%/
        10.375%, due 11/15/12(c).............. $    100,000 $      83,875
      Insight Midwest LP/Insight Capital, Inc.
        9.750%, due 10/01/09..................      725,000       750,250
      Intelsat Bermuda, Ltd. 8.250%, due
        01/15/13 (144A)(a)....................      675,000       685,125
      Intelsat Bermuda, Ltd. 8.695%, due
        01/15/12 (144A)(a)(b).................      175,000       178,719
      IWO Holdings, Inc.
       7.900%, due 01/15/12(b)................      100,000       104,250
       0.000%/10.750%, due
         01/15/15(c)..........................      400,000       291,000
      Lucent Technologies, Inc. 6.450%, due
        03/15/29..............................    1,325,000     1,142,812
      MCI, Inc.
       6.908%, due 05/01/07...................      951,000       960,510
       7.688%, due 05/01/09...................      176,000       182,160
       8.735%, due 05/01/14...................      225,000       249,469
      Nextel Communications, Inc.
       Series D 7.375%, due 08/01/15..........      950,000     1,003,335
       Series F 5.950%, due 03/15/14..........      650,000       654,243
      NTL Cable Plc 8.750%, due 04/15/14......      175,000       220,187
      PanAmSat Corp. 9.000%,
        due 08/15/14..........................      175,000       184,187
      Qwest Communications International, Inc.
        7.500%, due 02/15/14 (144A)(a)........      390,000       402,675
       7.500%, due 02/15/14...................       95,000        98,087
      Qwest Corp.
       7.875%, due 09/01/11...................      550,000       595,375
       7.500%, due 06/15/23...................      105,000       104,869
       6.875%, due 09/15/33...................      785,000       741,825
      Rogers Wireless Communications, Inc.
       7.250%, due 12/15/12...................      475,000       501,719
       8.000%, due 12/15/12...................      450,000       478,687
      Rural Cellular Corp. 8.250%,
        due 03/15/12..........................      700,000       742,000
                                                            -------------
                                                               13,849,643
                                                            -------------
      TEXTILES, APPAREL & LUXURY GOODS - 1.6%
      Collins & Aikman, Inc., Series B 9.750%,
        due 02/15/10..........................      500,000       442,500
      Levi Strauss & Co. 9.750%, due
        01/15/15..............................      825,000       862,125
      Quiksilver, Inc. 6.875%, due
        04/15/15..............................      275,000       266,063
      Simmons Co.
       7.875%, due 01/15/14...................      225,000       209,250
       0.000%/10.000%, due 12/15/14
         (144A)(a)(c).........................      175,000        95,375
                                                            -------------
                                                                1,875,313
                                                            -------------

                       See notes to financial statements

HIGH YIELD BOND TRUST PORTFOLIO

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                   PAR         VALUE
       DESCRIPTION                               AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       TRANSPORTATION - 0.2%
       CHC Helicopter Corp. 7.375%, due
         05/01/14............................ $    200,000 $     203,250
                                                           -------------
       Total Domestic Bonds & Debt Securities
         (Cost $103,954,962)                                 104,414,967
                                                           -------------
                                                 SHARES
       -----------------------------------------------------------------
       COMMON STOCKS - 0.7%
       ELECTRIC UTILITIES - 0.4%
       NorthWestern Corp.....................       17,382       540,059
                                                           -------------
       MEDIA - 0.0%
       Classic Holdco LLC*(e)(f).............        1,057        34,549
                                                           -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.1%
       MCI, Inc..............................        5,159       101,787
                                                           -------------
       TELECOMMUNICATION SERVICES - WIRELESS - 0.2%
       Dobson Communications Corp.
         Class A*............................       19,195       143,963
       iPCS, Inc.*...........................          957        46,175
                                                           -------------
                                                                 190,138
                                                           -------------
       Total Common Stocks
         (Cost $985,663)                                         866,533
                                                           -------------

       CONVERTIBLE PREFERRED STOCK - 0.3%
                                                  PAR
                                                 AMOUNT
       -----------------------------------------------------------------
       AUTO COMPONENTS - 0.0%
       HLI Operating Co., Inc., Series A*
         8.000%.............................. $         40         1,420
                                                           -------------
                                                 SHARES
       -----------------------------------------------------------------
       TELECOMMUNICATION SERVICES - WIRELESS - 0.3%
       Alamosa Holdings, Inc., Series B
         7.500%..............................          284       389,470
                                                           -------------
       Total Convertible Preferred Stock
       (Cost $94,181)                                            390,890
                                                           -------------

       WARRANT - 0.0%
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.0%
       Viasystems Group, Inc., Expires
       1/31/10*(e) (Cost $142,521)...........        9,411             0
                                                           -------------

      ----------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      ----------------------------------------------------------------------

      SHORT-TERM INVESTMENT - 8.2%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05 at 2.80% to
        be repurchased at $9,602,987 on
        01/03/06 collateralized by $9,930,000
        U.S Treasury Note 4.000% due 11/15/12
        with a value of $9,793,463
        (Cost - $9,600,000).................... $ 9,600,000 $   9,600,000
                                                            -------------

      TOTAL INVESTMENTS - 98.3%
      (Cost $114,777,327)                                     115,272,390

      Other Assets and Liabilities (net) - 1.7%                 1,944,284
                                                            -------------

      TOTAL NET ASSETS - 100.0%                             $ 117,216,674
                                                            =============

* Non-income producing security.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate 11.185% of net assets.

(b) Variable rate securities. Coupon rates disclosed are those which are in effect at December 31, 2005. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(c) Security is a "step up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(d) Security is in default.

(e) Illiquid securities. Representing in the aggregate 0.000% of net assets.

(f) Security is valued in good faith at fair value by or under the direction of the Board of Trustees.

(g) Zero Coupon Bond. Interest rate represents current yield to maturity.

                       See notes to financial statements

MANAGED ASSETS TRUST

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      DOMESTIC BONDS & DEBT SECURITIES - 17.9%
      AEROSPACE & DEFENSE - 0.4%
      Lockheed Martin Corp.
        8.500%, due 12/01/29.................. $    400,000 $     546,827
      Northrop Grumman Corp.
       4.079%, due 11/16/06...................      500,000       496,242
       7.125%, due 02/15/11...................      100,000       109,086
                                                            -------------
                                                                1,152,155
                                                            -------------
      ASSET-BACKED SECURITIES - 1.9%
      Chase Funding Mortgage Loan Asset-Backed
        Certificates, Series 2002-2, Class 1A5
        5.833%, due 04/25/32..................      500,000       504,023
      PP&L Transition Bond LLC, Series 1999-1,
        Class A7 7.050%, due 06/25/09.........    4,816,528     4,910,883
                                                            -------------
                                                                5,414,906
                                                            -------------
      AUTOMOBILES - 0.0%
      Ford Motor Co. 7.450%, due 07/16/31.....      200,000       137,000
                                                            -------------
      AUTO MANUFACTURERS - 0.2%
      DaimlerChrysler North America Holding
        Corp. 7.300%, due 01/15/12............      600,000       648,196
                                                            -------------
      BANKS - 1.5%
      ABN AMRO Bank NV
        4.390%, due 05/11/07(a)...............      700,000       700,706
      Bank of America Corp.
        5.375%, due 06/15/14..................      500,000       509,112
      HSBC Bank USA 5.875%, due 11/01/34......      300,000       303,737
      Huntington National Bank
        4.650%, due 06/30/09..................      300,000       298,235
      Rabobank Capital Funding Trust III
        5.254%, due 12/31/16 (144A)(b)........      200,000       196,504
      RBS Capital Trust I 4.709%, due
        12/29/49..............................      300,000       285,573
      Royal Bank of Scotland Group Plc
        5.050%, due 01/08/15..................      300,000       298,366
      U.S. Bank North America
        4.950%, due 10/30/14..................      200,000       198,248
      Wachovia Bank North America
       4.800%, due 11/01/14...................      200,000       194,451
       4.641%, due 11/03/14(a)................      700,000       707,433
      Washington Mutual Bank FA.
        5.125%, due 01/15/15..................      400,000       391,516
                                                            -------------
                                                                4,083,881
                                                            -------------
      BEVERAGES - 0.3%
      Bottling Group LLC 4.625%, due
        11/15/12..............................      300,000       296,212
      PepsiAmericas, Inc.
        4.875%, due 01/15/15..................      600,000       592,593
                                                            -------------
                                                                  888,805
                                                            -------------

     ----------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     COLLATERALIZED MORTGAGE OBLIGATIONS - 2.1%
     Banc of America Commercial Mortgage,
       Inc., Series 2004-6, Class AJ
       4.870%, due 12/10/42..................... $  1,150,000 $   1,116,539
     Commercial Mortgage Pass Through
       Certificates 5.167%, due 06/10/44........    1,400,000     1,397,020
     JP Morgan Chase Commercial Mortgage
       Securities Corp.                             2,000,000     1,947,137
      Series 2004-C3, Class AJ
        4.922%, due 01/15/42....................
      Series 2005-CB124.948%, due
        09/12/37................................      950,000       930,759
      Series 2005-LDP4, Class AM
        4.999%, due 10/15/42....................      430,000       422,009
                                                              -------------
                                                                  5,813,464
                                                              -------------
     ELECTRIC UTILITIES - 1.1%
     Dominion Resources, Inc., Series F
       5.250%, due 08/01/33.....................      300,000       294,659
     PSEG Energy Holdings LLC
       8.500%, due 06/15/11.....................    2,000,000     2,150,000
     SP PowerAssets, Ltd. 5.000%, due 10/22/13
       (144A)(b)................................      700,000       700,575
                                                              -------------
                                                                  3,145,234
                                                              -------------
     FINANCIAL - DIVERSIFIED - 3.6%
     AIG SunAmerica Global Financing VII
       5.850%, due 08/01/08 (144A)(b)...........      400,000       408,655
     American General Finance Corp.
       3.875%, due 10/01/09.....................      800,000       766,878
     Capital One Bank 5.000%, due
       06/15/09.................................      520,000       518,184
     Capital One Financial Corp.
       5.500%, due 06/01/15.....................      300,000       298,786
     Caterpillar Financial Services
       4.700%, due 03/15/12.....................      700,000       694,107
     Countrywide Financial Corp., Series A
       4.500%, due 06/15/10.....................      500,000       485,822
     Countrywide Home Loans, Inc., Series L
       4.000%, due 03/22/11.....................      580,000       546,374
     Credit Suisse First Boston USA, Inc.
      3.875%, due 01/15/09......................      500,000       485,717
      6.125%, due 11/15/11......................      300,000       315,310
     Ford Motor Credit Co.
      6.500%, due 01/25/07......................      400,000       387,084
      5.700%, due 01/15/10......................      100,000        85,080
     Glencore Funding LLC 6.000%, due
       04/15/14 (144A)(b).......................      300,000       282,612
     Goldman Sachs Capital I, Capital Securities
       6.345%, due 02/15/34.....................      400,000       421,623
     HSBC Finance Corp. 6.375%, due
       10/15/11.................................    1,100,000     1,164,189

                       See notes to financial statements

MANAGED ASSETS TRUST

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      FINANCIAL - DIVERSIFIED - CONTINUED
      JP Morgan Chase & Co.
        5.250%, due 05/01/15.................. $    400,000 $     398,561
      Lehman Brothers Holdings, Inc., Series G
        4.800%, due 03/13/14..................      500,000       489,012
      Merrill Lynch & Co., Inc., Series C
       4.125%, due 09/10/09...................      300,000       291,333
       4.250%, due 02/08/10...................      300,000       292,088
       5.000%, due 01/15/15...................      300,000       296,025
      Morgan Stanley 5.050%, due 01/21/11.....      600,000       600,840
      Principal Life Global Funding I
        6.125%, due 10/15/33 (144A)(b)........      600,000       648,962
                                                            -------------
                                                                9,877,242
                                                            -------------
      HEALTH CARE PROVIDERS & SERVICES - 0.1%
      WellPoint, Inc. 6.800%, due 08/01/12....      300,000       327,739
                                                            -------------
      PHARMACEUTICALS - 0.2%
      Wyeth 6.500%, due 02/01/34..............      500,000       552,281
                                                            -------------
      INDUSTRIAL CONGLOMERATES - 0.4%
      General Electric Co. 5.000%, due
        02/01/13..............................    1,100,000     1,101,050
                                                            -------------
      INSURANCE - 0.3%
      Berkshire Hathaway Finance Corp.
       4.400%, due 05/16/08(a)................      200,000       200,152
       4.750%, due 05/15/12...................      400,000       395,953
      GE Global Insurance Holding Corp.
        7.000%, due 02/15/26..................      100,000       112,733
                                                            -------------
                                                                  708,838
                                                            -------------
      MEDIA - 2.1%
      Comcast Cable Communications, Inc.
        8.875%, due 05/01/17..................    2,000,000     2,465,270
      COX Communications, Inc.
        7.125%, due 10/01/12..................      700,000       751,040
      Liberty Media Corp.
        5.991%, due 09/17/06(a)...............      352,000       354,485
      Time Warner, Inc. 7.625%, due
        04/15/31..............................    2,000,000     2,233,900
                                                            -------------
                                                                5,804,695
                                                            -------------
      OIL & GAS - 0.8%
      Anadarko Finance Co., Series B
        6.750%, due 05/01/11..................      300,000       324,944
      Consolidated Natural Gas Co., Series A
        5.000%, due 12/01/14..................      200,000       194,379
      Cooper Cameron Corp.
        2.650%, due 04/15/07..................      200,000       193,432
      Devon Financing Corp. ULC
        7.875%, due 09/30/31..................      400,000       509,873
      Duke Capital LLC 4.331%, due 11/16/06...      300,000       297,974
      Kinder Morgan Energy Partners LP
        5.125%, due 11/15/14..................      200,000       195,947

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     OIL & GAS - CONTINUED
     Phelps Dodge Corp. 8.750%, due
       06/01/11................................ $    300,000 $     345,324
     Southern California Gas Co., Series II
       4.375%, due 01/15/11....................      300,000       292,244
                                                             -------------
                                                                 2,354,117
                                                             -------------
     PAPER & FOREST PRODUCTS - 0.1%
     International Paper Co.
       5.300%, due 04/01/15....................      200,000       192,975
                                                             -------------
     REAL ESTATE - 1.4%
     AvalonBay Communities, Inc., (REIT)
       4.950%, due 03/15/13....................      100,000        98,028
     Colonial Realty LP 4.750%, due
       02/01/10................................      200,000       194,989
     HRPT Properties Trust, (REIT)
       6.250%, due 08/15/16....................      200,000       204,201
     iStar Financial, Inc., (REIT)
       6.000%, due 12/15/10....................      300,000       304,952
     Kimco Realty Corp., (REIT)
       4.450%, due 08/01/06(a).................      100,000       100,106
     Nationwide Health Properties, Inc., (REIT)
       6.900%, due 10/01/37....................    2,400,000     2,569,699
     Simon Property Group LP, (REIT)
      4.600%, due 06/15/10.....................      200,000       195,164
      5.100%, due 06/15/15.....................      200,000       193,788
                                                             -------------
                                                                 3,860,927
                                                             -------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.1%
     Deutsche Telekom International Finance BV
       8.250%, due 06/15/30....................      400,000       510,267
     France Telecom S.A. 8.500%, due
       03/01/31................................    1,000,000     1,338,318
     SBC Communications, Inc.
       6.450%, due 06/15/34....................      300,000       313,208
     Sprint Capital Corp. 8.375%, due
       03/15/12................................      500,000       580,197
     Telecom Italia Capital S.A.
       4.000%, due 01/15/10....................      300,000       285,995
                                                             -------------
                                                                 3,027,985
                                                             -------------
     TOBACCO - 0.3%
     Altria Group, Inc. 5.625%, due
       11/04/08................................      700,000       710,050
                                                             -------------
     Total Domestic Bonds & Debt Securities
     (Cost $47,414,700)                                         49,801,540
                                                             -------------

     CONVERTIBLE BONDS - 5.2%
     AEROSPACE & DEFENSE - 0.3%
     Armor Holdings, Inc.,
       2.000%/0.000%, due 11/01/24(c)..........      200,000       198,750
     L-3 Communications Corp.
      3.000%, due 08/01/35 (144A)(b)...........      300,000       298,125
      3.000%, due 08/01/35.....................       50,000        49,688
     Lockheed Martin Corp.
       4.090%, due 08/15/33(a).................      275,000       294,629
                                                             -------------
                                                                   841,192
                                                             -------------

                       See notes to financial statements

MANAGED ASSETS TRUST

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                  PAR         VALUE
        DESCRIPTION                              AMOUNT      (NOTE 2)
        ----------------------------------------------------------------

        AIRLINES - 0.2%
        Continental Airlines, Inc.
          4.500%, due 02/01/07............... $    125,000 $     117,188
        Frontier Airlines, Inc.
          5.000%, due 12/15/25...............      200,000       217,000
                                                           -------------
                                                                 334,188
                                                           -------------
        BIOTECHNOLOGY - 0.3%
        Amgen, Inc. 0.778%, due 03/01/32(d)..      625,000       490,625
        InterMune, Inc. 0.250%, due 03/01/11.      225,000       199,125
        Invitrogen Corp.
         3.250%, due 06/15/25................      200,000       192,500
         3.250%, due 06/15/25 (144A)(b)......       50,000        48,125
                                                           -------------
                                                                 930,375
                                                           -------------
        BUILDING MATERIALS - 0.2%
        Masco Corp., Series B
          2.017%, due 07/20/31(d)............      425,000       195,500
        NCI Building Systems, Inc.
          2.750%, due 11/15/24...............      225,000       266,625
                                                           -------------
                                                                 462,125
                                                           -------------
        COMMERCIAL SERVICES & SUPPLIES - 0.1%
        Euronet Worldwide, Inc.
          1.625%, due 12/15/24...............      300,000       307,875
                                                           -------------
        COMPUTERS & PERIPHERALS - 0.1%
        Electronics For Imaging, Inc.
          1.500%, due 06/01/23...............      175,000       194,469
        Silicon Graphics, Inc. 6.500%, due
          06/01/09...........................      125,000        85,937
                                                           -------------
                                                                 280,406
                                                           -------------
        ENVIRONMENTAL SERVICES - 0.2%
        Waste Connections, Inc.
          4.750%, due 05/01/22(a)............      375,000       416,738
                                                           -------------
        FINANCIAL - DIVERSIFIED - 0.0%
        Merrill Lynch & Co., Inc.
          0.000%, due 03/13/32(d)............      100,000       106,500
                                                           -------------
        FINANCIAL SERVICES - 0.1%
        Sealed Air Corp. 3.000%, due 06/30/33
          (144A)(b)..........................      350,000       350,875
                                                           -------------
        HEALTH CARE PROVIDERS & SERVICES - 0.4%
        LifePoint Hospitals, Inc.
         3.250%, due 08/15/25 (144A)(b)......      275,000       251,969
         3.250%, due 08/15/25................      225,000       206,156
        Omnicare, Inc. 3.250%, due 12/15/35..      200,000       199,500
        Pacificare Health Systems, Inc.
          3.000%, due 10/15/32...............      125,000       541,094
                                                           -------------
                                                               1,198,719
                                                           -------------
        INDUSTRIAL - DIVERSIFIED - 0.5%
        Actuant Corp. 2.000%, due 11/15/23...      275,000       401,500
        Danaher Corp. 1.407%, due
          01/22/21(d)........................      350,000       289,188

        ---------------------------------------------------------------
        SECURITY                                 PAR         VALUE
        DESCRIPTION                             AMOUNT      (NOTE 2)
        ---------------------------------------------------------------

        INDUSTRIAL - DIVERSIFIED - CONTINUED
        Roper Industries, Inc. 1.481%, due
          01/15/34.......................... $    525,000 $     290,062
        United Rentals Trust I 6.500%, due
          08/01/28..........................        8,100       346,275
                                                          -------------
                                                              1,327,025
                                                          -------------
        MEDIA - 0.3%
        Charter Communications, Inc.
          5.875%, due 11/16/09..............      275,000       205,907
        Liberty Media Corp.
         0.750%, due 03/30/23...............      250,000       268,750
         4.000%, due 11/15/29...............      325,000       192,156
                                                          -------------
                                                                666,813
                                                          -------------

        OIL & GAS - 0.4%
        Grey Wolf, Inc. 4.004%, due
          04/01/24(a).......................      125,000       172,437
        Halliburton Co. 3.125%, due 07/15/23      150,000       257,250
        Nabors Industries, Inc., Series B
          0.000%, due 06/15/23(d)...........      300,000       355,125
        Pride International, Inc.
          3.250%, due 05/01/33..............      250,000       330,625
                                                          -------------
                                                              1,115,437
                                                          -------------
        PHARMACEUTICALS - 0.6%
        BioMarin Pharmaceutical, Inc.
          3.500%, due 06/15/08..............      300,000       283,500
        CV Therapeutics, Inc. 2.750%, due
          05/16/12..........................      100,000       150,000
        Enzon Pharmaceuticals, Inc.
          4.500%, due 07/01/08..............      150,000       135,375
        Nektar Therapeutics, 3.250%, due
          09/28/12 (144A)(b)................      175,000       176,969
        NPS Pharmaceuticals, Inc.
          3.000%, due 06/15/08..............      325,000       281,937
        Oscient Pharmaceutical Corp.
          3.500%, due 04/15/11..............      250,000       193,750
        Sepracor, Inc. 0.156%, due
          10/15/24(d).......................      225,000       214,313
        Teva Pharmaceutical Industries, Ltd.
          0.250%, due 02/01/24..............      250,000       312,500
                                                          -------------
                                                              1,748,344
                                                          -------------
        RETAIL - MULTILINE - 0.5%
        Best Buy Co., Inc.
         2.250%, due 01/15/22 (144A)(b).....      175,000       186,812
         2.250%, due 01/15/22...............      125,000       133,437
        CBRL Group, Inc. 1.995%, due
          04/03/32(d).......................      950,000       441,750
        CKE Restaurants, Inc.
          4.000%, due 10/01/23..............       50,000        80,188
        Men's Wearhouse, Inc.
          3.125%, due 10/15/23..............      375,000       436,875
                                                          -------------
                                                              1,279,062
                                                          -------------

                       See notes to financial statements

MANAGED ASSETS TRUST

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                   PAR         VALUE
       DESCRIPTION                               AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.1%
       Amkor Technology, Inc.
         5.000%, due 03/15/07................ $    200,000 $     189,750
       Intel Corp.
         2.950%, due 12/15/35 (144A)(b)......      200,000       196,250
                                                           -------------
                                                                 386,000
                                                           -------------
       SOFTWARE - 0.3%
       Mentor Graphics Corp.
         5.941%, due 08/06/23(a).............      275,000       251,157
       Open Solutions, Inc.
         1.467%, due 02/02/35................      520,000       274,950
       SafeNet, Inc. (144A)
         2.500%, due 12/15/10(b).............      200,000       199,250
                                                           -------------
                                                                 725,357
                                                           -------------
       SOFTWARE - 0.1%
       RealNetworks, Inc.
         0.815%, due 07/01/10(d).............      175,000       171,937
       SINA Corp.
         0.000%, due 07/15/23(d).............      150,000       164,063
                                                           -------------
                                                                 336,000
                                                           -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.5%
       ADC Telecommunications, Inc.
         5.045%, due 06/15/13(a).............      450,000       455,062
       Amdocs, Ltd.
         0.500%, due 03/15/24................      150,000       135,188
       Ciena Corp.
         3.750%, due 02/01/08................      300,000       276,750
       Dobson Communications Corp.
         1.500%, due 10/01/25 (144A)(b)......      200,000       186,250
       NII Holdings, Inc.,
         2.750%, due 08/15/25 (144A)(b)......      350,000       381,937
       RF Micro Devices, Inc.
         1.500%, due 07/01/10................       50,000        46,188
                                                           -------------
                                                               1,481,375
                                                           -------------
       Total Convertible Bonds
       (Cost $14,021,420)                                     14,294,406
                                                           -------------

       U. S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 0.8%
       Federal National Mortgage Assoc.
        1.750%, due 06/16/06.................    1,000,000       987,429
        6.000%, due 01/01/13 - 08/01/28......      783,876       797,535
        6.500%, due 12/01/27.................       24,092        24,833
        5.500%, due 08/01/28.................      262,524       260,838
       Government National Mortgage Assoc.
        9.000%, due 11/15/19.................       12,245        13,348
        9.500%, due 01/15/20.................        7,014         7,771
                                                           -------------
       Total U. S. Government Agency Mortgage
       Backed Securities
       (Cost $2,069,688)                                       2,091,754
                                                           -------------

       ---------------------------------------------------------------------
       SECURITY                                 SHARES/PAR        VALUE
       DESCRIPTION                                AMOUNT         (NOTE 2)
       ---------------------------------------------------------------------

       U. S. GOVERNMENT & AGENCY OBLIGATIONS - 10.8%
       Federal Home Loan Mortgage Corp.
        4.875%, due 11/15/13.................. $    500,000    $     503,179
        2.900%/7.000%, due 02/27/19(e)........      500,000          498,507
       U.S. Treasury Bond
        4.500%, due 11/15/15..................      200,000          201,703
        5.250%, due 11/15/28..................    2,100,000        2,291,134
       U.S. Treasury Bonds
         5.250%, due 02/15/29.................      100,000          109,152
       U.S. Treasury Note
         4.125%, due 05/15/15.................    3,200,000        3,130,877
       U.S. Treasury Notes
        4.000%, due 08/31/07..................    1,500,000        1,490,508
        5.625%, due 05/15/08..................    2,068,000        2,125,033
        3.250%, due 08/15/08..................    3,300,000        3,209,640
        4.125%, due 08/15/08 - 08/15/10.......   11,900,000       11,812,597
        3.625%, due 07/15/09..................    3,200,000        3,122,752
        4.250%, due 10/15/10 - 08/15/15.......    1,500,000        1,481,844
                                                               -------------
       Total U. S. Government & Agency
       Obligations
       (Cost $30,464,700)                                         29,976,926
                                                               -------------

       FOREIGN BONDS & DEBT SECURITIES - 0.2%
       CANADA - 0.2%
       Canada Mortgage & Housing Corp. 3.375%,
         due 12/01/08
         (Cost $499,200)...................... $    500,000          484,097
                                                               -------------
       COMMON STOCKS - 62.0%
       AEROSPACE & DEFENSE - 1.4%
       Boeing Co. (The).......................        9,566          671,916
       General Dynamics Corp..................        8,588          979,461
       Lockheed Martin Corp...................        9,950          633,118
       Northrop Grumman Corp..................       13,073          785,818
       United Technologies Corp...............       16,136          902,164
                                                               -------------
                                                                   3,972,477
                                                               -------------
       AIR FREIGHT & LOGISTICS - 0.5%
       United Parcel Service, Inc. - Class B..       18,020        1,354,203
                                                               -------------
       AUTOMOBILES - 0.1%
       Ford Motor Co..........................       16,282          125,697
       Harley-Davidson, Inc...................        4,682          241,076
                                                               -------------
                                                                     366,773
                                                               -------------
       BANKS - 4.2%
       Bank of America Corp...................       76,490        3,530,014
       Comerica, Inc..........................       10,732          609,148
       Commerce Bancorp, Inc..................       11,300          388,833
       First Horizon National Corp............           64            2,460
       KeyCorp................................        7,034          231,630
       Marshall & Ilsley Corp.................        6,017          258,972
       National City Corp.....................       21,813          732,263
       PNC Financial Services Group, Inc......        6,728          415,992
       SunTrust Banks, Inc....................       15,678        1,140,731

                       See notes to financial statements

MANAGED ASSETS TRUST

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ---------------------------------------------------------------

        BANKS - CONTINUED
        U.S. Bancorp.........................      22,726 $     679,280
        Wachovia Corp........................      35,543     1,878,803
        Wells Fargo & Co.....................      27,175     1,707,405
                                                          -------------
                                                             11,575,531
                                                          -------------
        BEVERAGES - 1.4%
        Brown-Forman Corp. - Class B.........       4,150       287,678
        Coca-Cola Co.........................      26,965     1,086,959
        Coca-Cola Enterprises, Inc...........      24,287       465,582
        Molson Coors Brewing Co. - Class B...       5,665       379,498
        PepsiCo, Inc.........................      26,082     1,540,925
                                                          -------------
                                                              3,760,642
                                                          -------------
        BIOTECHNOLOGY - 1.3%
        Amgen, Inc.*.........................      20,822     1,642,023
        Biogen Idec, Inc.*...................      10,512       476,509
        Enzon Pharmaceuticals, Inc.*.........       8,100        59,940
        Genentech, Inc.*.....................       6,606       611,055
        Gilead Sciences, Inc.*...............      16,677       877,710
                                                          -------------
                                                              3,667,237
                                                          -------------
        BUILDING PRODUCTS - 0.2%
        Masco Corp...........................       6,494       196,054
        Pulte Homes, Inc.....................      11,472       451,538
                                                          -------------
                                                                647,592
                                                          -------------
        CHEMICALS - 0.5%
        Dow Chemical Co......................      18,551       812,905
        E.I. du Pont de Nemours & Co.........       6,923       294,227
        Monsanto Co..........................       4,104       318,183
                                                          -------------
                                                              1,425,315
                                                          -------------
        COMMERCIAL SERVICES & SUPPLIES - 0.3%
        Acco Brands Corp.*...................       2,119        51,916
        Cendant Corp.........................      17,480       301,530
        Fiserv, Inc.*........................       4,135       178,921
        Herman Miller, Inc...................      11,174       314,995
                                                          -------------
                                                                847,362
                                                          -------------
        COMMUNICATIONS EQUIPMENT - 2.1%
        Cisco Systems, Inc.*.................     106,792     1,828,279
        Comverse Technology, Inc.*...........      27,725       737,208
        Corning, Inc.*.......................      31,037       610,188
        Motorola, Inc........................      37,175       839,783
        QUALCOMM, Inc........................      23,475     1,011,303
        Scientific-Atlanta, Inc..............      16,788       723,059
                                                          -------------
                                                              5,749,820
                                                          -------------
        COMPUTERS & PERIPHERALS - 2.5%
        Apple Computer, Inc.*................      17,297     1,243,481
        Dell, Inc.*..........................      39,528     1,185,445
        EMC Corp.*...........................      39,137       533,046
        Hewlett-Packard Co...................      48,109     1,377,361
        International Business Machines Corp.      28,323     2,328,150

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                              SHARES      (NOTE 2)
        ----------------------------------------------------------------

        COMPUTERS & PERIPHERALS - CONTINUED
        Lexmark International, Inc. - Class A*       2,045 $      91,677
        Sun Microsystems, Inc.*...............      55,652       233,182
                                                           -------------
                                                               6,992,342
                                                           -------------
        CONTAINERS & PACKAGING - 0.3%
        Ball Corp.............................       7,225       286,977
        Sealed Air Corp.*.....................       8,955       503,002
                                                           -------------
                                                                 789,979
                                                           -------------
        ELECTRIC UTILITIES - 1.6%
        AES Corp.*............................      42,990       680,532
        American Electric Power Co., Inc......      21,191       785,974
        Edison International..................      15,790       688,602
        Exelon Corp...........................       6,488       344,772
        FirstEnergy Corp......................      16,501       808,384
        Public Service Enterprise Group, Inc..       4,503       292,560
        Southern Co...........................       9,265       319,921
        TXU Corp..............................      12,202       612,418
                                                           -------------
                                                               4,533,163
                                                           -------------
        ELECTRICAL EQUIPMENT - 0.3%
        Energizer Holdings, Inc.*.............       4,270       212,603
        Thomas & Betts Corp.*.................      14,626       613,707
                                                           -------------
                                                                 826,310
                                                           -------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%
        Jabil Circuit, Inc.*..................      15,466       573,634
        Waters Corp.*.........................       9,536       360,461
        Xerox Corp.*..........................      52,061       762,693
                                                           -------------
                                                               1,696,788
                                                           -------------
        ENERGY - 0.3%
        Constellation Energy Group, Inc.......      12,820       738,432
                                                           -------------
        ENERGY EQUIPMENT & SERVICES - 0.9%
        Baker Hughes, Inc.....................       7,851       477,184
        Halliburton Co........................       6,627       410,609
        Rowan Companies, Inc..................       2,700        96,228
        Schlumberger Ltd......................      10,905     1,059,420
        Transocean, Inc.*.....................       7,171       499,747
                                                           -------------
                                                               2,543,188
                                                           -------------
        FINANCIAL - DIVERSIFIED - 5.9%
        American Express Co...................      23,907     1,230,254
        Ameriprise Financial, Inc.............       4,781       196,021
        Bank of New York Co., Inc. (The)......      11,670       371,690
        Bear Stearns Cos., Inc................       8,690     1,003,956
        Capital One Financial Corp............      11,982     1,035,245
        CIT Group, Inc........................      13,921       720,829
        Countrywide Financial Corp............      24,726       845,382
        E*TRADE Financial Corp.*..............      30,762       641,695
        Fannie Mae............................      17,834       870,478
        Franklin Resources, Inc...............       4,692       441,095
        Freddie Mac...........................       3,364       219,837

                       See notes to financial statements

MANAGED ASSETS TRUST

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

        -------------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                              SHARES      (NOTE 2)
        -------------------------------------------------------------------

        FINANCIAL - DIVERSIFIED - CONTINUED
        Goldman Sachs Group, Inc. (The).......      11,198 $   1,430,097
        JP Morgan Chase & Co..................      65,916     2,616,206
        Lehman Brothers Holdings, Inc.........       9,878     1,266,063
        Marsh & McLennan Cos., Inc............       8,352       265,260
        MBNA Corp.............................       6,661       180,846
        Merrill Lynch & Co., Inc..............      17,137     1,160,689
        Morgan Stanley........................      19,664     1,115,735
        Principal Financial Group, Inc........       9,910       470,031
        State Street Corp.....................       7,466       413,915
                                                           -------------
                                                              16,495,324
                                                           -------------
        FOOD & DRUG RETAILING - 0.6%
        Albertson's, Inc......................      16,421       350,589
        CVS Corp..............................      21,786       575,586
        SUPERVALU, Inc........................      12,819       416,361
        Walgreen Co...........................       8,096       358,329
                                                           -------------
                                                               1,700,865
                                                           -------------
        FOOD PRODUCTS - 0.8%
        Archer-Daniels-Midland Co.............      25,467       628,016
        General Mills, Inc....................      10,770       531,177
        Hormel Foods Corp.....................       5,643       184,413
        Kellogg Co............................       3,323       143,620
        Sara Lee Corp.........................      12,413       234,606
        Smithfield Foods, Inc.*...............      18,655       570,843
                                                           -------------
                                                               2,292,675
                                                           -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 1.8%
        Becton, Dickinson & Co................       3,936       236,475
        Boston Scientific Corp.*..............      13,330       326,452
        Johnson & Johnson.....................      46,625     2,802,162
        Medtronic, Inc........................      19,145     1,102,178
        Zimmer Holdings, Inc.*................       8,265       557,391
                                                           -------------
                                                               5,024,658
                                                           -------------
        HEALTH CARE PROVIDERS & SERVICES - 2.1%
        Aetna, Inc............................       8,352       787,677
        AmerisourceBergen Corp................      11,242       465,419
        Cardinal Health, Inc..................       2,714       186,587
        Caremark Rx, Inc.*....................      10,134       524,840
        Humana, Inc.*.........................      16,326       886,992
        UnitedHealth Group, Inc...............      34,908     2,169,183
        WellPoint, Inc.*......................       8,918       711,567
                                                           -------------
                                                               5,732,265
                                                           -------------
        HOTELS, RESTAURANTS & LEISURE - 1.0%
        Darden Restaurants, Inc...............      12,657       492,104
        Marriott International, Inc. - Class A      12,025       805,314
        McDonald's Corp.......................      31,752     1,070,677
        Starwood Hotels & Resorts Worldwide,
          Inc.................................       2,832       180,852
        Yum! Brands, Inc......................       4,404       206,460
                                                           -------------
                                                               2,755,407
                                                           -------------

       --------------------------------------------------------------------
       SECURITY                                                  VALUE
       DESCRIPTION                               SHARES         (NOTE 2)
       --------------------------------------------------------------------

       HOUSEHOLD DURABLES - 1.5%
       Black & Decker Corp....................       4,277    $     371,928
       Fortune Brands, Inc....................       9,018          703,584
       KB HOME................................       4,792          348,187
       Procter & Gamble Co....................      47,369        2,741,718
                                                              -------------
                                                                  4,165,417
                                                              -------------
       HOUSEHOLD PRODUCTS - 0.3%
       Colgate-Palmolive Co...................       5,385          295,367
       Kimberly-Clark Corp....................       8,064          481,018
                                                              -------------
                                                                    776,385
                                                              -------------
       INDUSTRIAL - DIVERSIFIED - 2.8%
       3M Co..................................       8,500          658,750
       General Electric Co....................     163,980        5,747,499
       Honeywell International, Inc...........      13,410          499,523
       Tyco International, Ltd................      33,463          965,742
                                                              -------------
                                                                  7,871,514
                                                              -------------
       INSURANCE - 3.5%
       ACE, Ltd...............................       4,729          252,718
       AFLAC, Inc.............................       8,569          397,773
       Allstate Corp. (The)...................      10,859          587,146
       Ambac Financial Group, Inc.............       9,237          711,803
       American International Group, Inc......      43,485        2,966,982
       Aon Corp...............................       4,883          175,544
       Chubb Corp. (The)......................      10,315        1,007,260
       CIGNA Corp.............................       6,162          688,295
       Hartford Financial Services Group, Inc.       3,415          293,314
       Jefferson-Pilot Corp...................       2,333          132,818
       Lincoln National Corp..................       3,117          165,295
       MGIC Investment Corp...................       5,934          390,576
       Progressive Corp. (The)................       7,216          842,684
       Prudential Financial, Inc..............      15,737        1,151,791
                                                              -------------
                                                                  9,763,999
                                                              -------------
       INTERNET & CATALOG RETAIL - 0.3%
       eBay, Inc.*............................      18,072          781,614
                                                              -------------
       INTERNET SOFTWARE & SERVICES - 0.3%
       Sohu.com, Inc.*........................       5,100           93,534
       Yahoo!, Inc.*..........................      20,955          821,017
                                                              -------------
                                                                    914,551
                                                              -------------
       IT CONSULTING & SERVICES - 0.1%
       Affiliated Computer Services, Inc. -
         Class A*.............................       6,700          396,506
                                                              -------------
       MACHINERY - 1.1%
       Danaher Corp...........................       3,559          198,521
       Deere & Co.............................       8,886          605,226
       Eaton Corp.............................       3,249          217,975
       Ingersoll-Rand Co., Ltd. - Class A.....      19,516          787,861
       Oshkosh Truck Corp.....................       8,760          390,608
       PACCAR, Inc............................      11,531          798,291
       Parker Hannifin Corp...................       1,906          125,720
                                                              -------------
                                                                  3,124,202
                                                              -------------

                       See notes to financial statements

MANAGED ASSETS TRUST

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                         SHARES      (NOTE 2)
          -----------------------------------------------------------

          MEDIA - 2.0%
          Comcast Corp. - Class A*.........      33,766 $     876,566
          Gannett Co., Inc.................       7,544       456,940
          McGraw-Hill Cos., Inc............       5,711       294,859
          News Corp. - Class A.............      39,975       621,611
          Time Warner, Inc.................      97,173     1,694,697
          Viacom, Inc. - Class B...........      20,328       662,693
          Walt Disney Co. (The)............      37,356       895,423
                                                        -------------
                                                            5,502,789
                                                        -------------
          METALS & MINING - 0.9%
          Allegheny Technologies, Inc......      16,838       607,515
          Newmont Mining Corp..............       6,565       350,571
          Nucor Corp.......................      10,583       706,098
          Phelps Dodge Corp................       5,563       800,349
                                                        -------------
                                                            2,464,533
                                                        -------------
          OIL & GAS - 4.9%
          Anadarko Petroleum Corp..........       4,869       461,338
          Burlington Resources, Inc........      14,047     1,210,851
          Chevron Corp.....................      34,664     1,967,875
          ConocoPhillips...................      22,396     1,302,999
          Devon Energy Corp................       7,103       444,222
          Exxon Mobil Corp.................      98,265     5,519,545
          Marathon Oil Corp................      10,410       634,698
          National Fuel Gas Co.............       4,151       129,470
          Occidental Petroleum Corp........      12,047       962,314
          Sunoco, Inc......................       5,202       407,733
          Valero Energy Corp...............      12,320       635,712
                                                        -------------
                                                           13,676,757
                                                        -------------
          PAPER & FOREST PRODUCTS - 0.2%
          International Paper Co...........       7,990       268,544
          Weyerhaeuser Co..................       3,404       225,821
                                                        -------------
                                                              494,365
                                                        -------------
          PHARMACEUTICALS - 2.7%
          Abbott Laboratories..............      17,582       693,258
          Bristol-Myers Squibb Co..........      30,191       693,789
          Eli Lilly & Co...................      14,279       808,049
          Hospira, Inc.*...................       1,408        60,234
          Medco Health Solutions, Inc.*....       4,519       252,160
          Merck & Co., Inc.................      34,546     1,098,908
          Oscient Pharmaceuticals Corp.*...      20,000        45,400
          Pfizer, Inc......................     116,843     2,724,779
          Schering-Plough Corp.............      22,947       478,445
          Wyeth............................      14,856       684,416
                                                        -------------
                                                            7,539,438
                                                        -------------
          RETAIL - MULTILINE - 1.1%
          Costco Wholesale Corp............       7,322       362,219
          Federated Department Stores, Inc.       4,198       278,453
          Kohl's Corp.*....................      11,226       545,584
          Wal-Mart Stores, Inc.............      38,095     1,782,846
                                                        -------------
                                                            2,969,102
                                                        -------------

          -------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                           SHARES      (NOTE 2)
          -------------------------------------------------------------

          RETAIL - SPECIALTY - 2.3%
          Abercrombie & Fitch Co. - Class A..       5,822 $     379,478
          American Eagle Outfitters, Inc.....       9,019       207,257
          AutoZone, Inc.*....................       4,384       402,232
          Best Buy Co., Inc..................       8,772       381,407
          GameStop Corp. - Class B*..........       5,167       149,326
          Gap, Inc. (The)....................       8,758       154,491
          Home Depot, Inc. (The).............      30,256     1,224,763
          Lowe's Cos., Inc...................      15,525     1,034,897
          NIKE, Inc. - Class B...............       2,014       174,795
          Nordstrom, Inc.....................      15,546       581,420
          Office Depot, Inc.*................       4,801       150,751
          Staples, Inc.......................      18,049       409,893
          Target Corp........................      19,464     1,069,936
                                                          -------------
                                                              6,320,646
                                                          -------------
          ROAD & RAIL - 0.6%
          Burlington Northern Santa Fe Corp..      13,113       928,663
          CSX Corp...........................      12,041       611,321
                                                          -------------
                                                              1,539,984
                                                          -------------
          SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.8%
          Advanced Micro Devices, Inc.*......      13,871       424,453
          Analog Devices, Inc................       6,075       217,910
          Intel Corp.........................     102,117     2,548,840
          KLA-Tencor Corp....................       3,210       158,349
          Maxim Integrated Products, Inc.....       5,030       182,287
          Micron Technology, Inc.*...........      33,834       450,331
          Texas Instruments, Inc.............      31,784     1,019,313
                                                          -------------
                                                              5,001,483
                                                          -------------
          SOFTWARE - 2.1%
          Autodesk, Inc......................       3,518       151,098
          Microsoft Corp.....................     149,807     3,917,453
          Oracle Corp.*......................      79,366       969,059
          Sybase, Inc.*......................      17,521       383,009
          Symantec Corp.*....................      20,539       359,433
                                                          -------------
                                                              5,780,052
                                                          -------------
          TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.9%
          AT&T, Inc.*........................      59,905     1,467,074
          BellSouth Corp.....................      25,199       682,893
          CenturyTel, Inc....................      18,365       608,983
          Sprint Nextel Corp.................      46,258     1,080,587
          Verizon Communications, Inc........      42,976     1,294,437
                                                          -------------
                                                              5,133,974
                                                          -------------
          TEXTILES, APPAREL & LUXURY GOODS - 0.0%
          Jones Apparel Group, Inc...........       1,775        54,528
                                                          -------------
          TOBACCO - 0.9%
          Altria Group, Inc..................      32,372     2,418,836
                                                          -------------
          Total Common Stocks
          (Cost $147,249,923)                               172,179,023
                                                          -------------

                       See notes to financial statements

MANAGED ASSETS TRUST

DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                   SHARES/PAR     VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      CONVERTIBLE PREFERRED STOCK - 0.8%
      BANKS - 0.2%
      Sovereign Capital Trust IV
        4.375%, due 03/07/34...................        6,500 $     286,000
      Washington Mutual Capital Trust I
        5.375%, due 05/03/41...................        3,000       162,750
      Washington Mutual Capital Trust I
        (144A)(b) 5.375%, due 05/03/41.........        2,300       125,538
                                                             -------------
                                                                   574,288
                                                             -------------

      ELECTRIC UTILITIES - 0.0%
      NRG Energy, Inc..........................          175       227,916
                                                             -------------
      FINANCIAL - DIVERSIFIED - 0.1%
      Doral Financial Corp. 4.750%.............        1,200       188,550
                                                             -------------
      MEDIA - 0.1%
      Interpublic Group of Cos, Inc., Series B
        (144A)(b) 5.250%.......................          280       258,370
                                                             -------------
      OIL & GAS - 0.1%
      Chesapeake Energy Corp. 5.000%...........        1,300       178,588
                                                             -------------
      PHARMACEUTICALS - 0.1%
      Omnicare, Inc., Series B
        4.000%, due 06/15/33...................        3,200       237,664
                                                             -------------
      REAL ESTATE - 0.2%
      Host Marriott 6.750%, due 12/02/26.......        5,600       349,356
      Simon Property Group, Inc. 6.000%........        3,100       199,330
                                                             -------------
                                                                   548,686
                                                             -------------
      Total Convertible Preferred Stock
      (Cost $2,236,727)                                          2,214,062
                                                             -------------

      SHORT-TERM INVESTMENT - 2.0%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05 at 2.80% to
        be repurchased at $5,519,717 on
        01/03/06 collateralized by 4,050,000
        U.S. Treasury Bond 8.125% due
        08/15/19 with a value of $5,634,563.
        (Cost $5,518,000)...................... $  5,518,000     5,518,000
                                                             -------------

      TOTAL INVESTMENTS - 99.7%
      (Cost $249,474,358)                                      276,559,808

      Other Assets and Liabilities (net) - 0.3%                    927,277
                                                             -------------

      TOTAL NET ASSETS - 100.0%                              $ 277,487,085
                                                             =============

* Non-income producing security.

(a) Variable or floating rate security. The stated rate represents the rate at December 31, 2005.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate 1.77% of net assets.

(c) Security is a "step-down" bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.

(d) Zero coupon bond - Interest rate represents current yield to maturity,

(e) Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

The following table summarizes the credit composition of the portfolio holdings of the Managed Assets Trust at December 31, 2005, based upon quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                  AAA/Government/Government Agency        16.78%
                  AA                                       1.17
                  A                                        5.88
                  BBB                                      6.86
                  BB                                       1.95
                  B                                        0.64
                  Below B                                  2.25
                  Equities/Other                          64.47
                                                         ------
                  Total:                                 100.00%
                                                         ======

MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



           ---------------------------------------------------------
           SECURITY                            PAR         VALUE
           DESCRIPTION                        AMOUNT      (NOTE 2)
           ---------------------------------------------------------

           SHORT-TERM INVESTMENTS - 100.2%

           COMMERCIAL PAPER - 89.7%

           BANKS - 23.6%
           Abbey National North America LLC
             4.260%, due 01/04/06.......... $ 2,000,000 $  1,999,290
           Fortis Funding LLC
             4.260%, due 01/30/06..........   4,426,000    4,410,811
           KFW International Finance, Inc.
             4.250%, due 01/26/06..........  16,000,000   15,952,778
           Rabobank USA Financial Corp.
             4.270%, due 01/04/06..........  16,000,000   15,994,307
           Societe Generale N.A.
             4.270%, due 01/10/06..........  16,000,000   15,982,920
           Toronto Dominion Holdings USA
             4.275%, due 01/23/06..........  16,000,000   15,958,200
           UBS Financial LLC
             4.190%, due 01/03/06..........   9,000,000    8,997,905
                                                        ------------
                                                          79,296,211
                                                        ------------

           FINANCIAL - DIVERSIFIED - 56.9%
           American Express Credit Corp.
             4.260%, due 01/25/06..........  16,000,000   15,954,560
           American General Finance Corp.
             4.280%, due 01/23/06..........  16,000,000   15,958,151
           Atlantic Asset Security Corp.
             4.320%, due 01/19/06..........  16,000,000   15,965,440
           Dresdner U S Finance, Inc.
             4.300%, due 01/09/06..........  16,000,000   15,984,711
           Ebury Finance Ltd.
             4.370%, due 01/19/06..........  16,000,000   15,965,040
           General Electric Capital Corp.
             4.250%, due 01/13/06..........  16,000,000   15,977,333
           Goldman Sachs Group, Inc.
             4.260%, due 01/09/06..........  16,000,000   15,984,853
           Hanover Funding Co. LLC
             4.330%, due 01/30/06..........  16,000,000   15,944,191
           HSBC Finance Corp.
             4.260%, due 02/02/06..........  16,000,000   15,939,413
           Koch Industries LLC
             4.260%, due 01/27/06..........  16,000,000   15,950,774
           Ormond Quay Funding LLC
             4.320%, due 01/19/06..........  16,000,000   15,965,440
           Toyota Motor Credit Corp.
             4.280%, due 02/01/06..........  16,000,000   15,941,031
                                                        ------------
                                                         191,530,937
                                                        ------------

           HEALTH CARE EQUIPMENT & SUPPLIES - 4.5%
           Becton Dickinson & Co.
             4.250%, due 01/24/06..........  15,000,000   14,959,271
                                                        ------------
                                                          14,959,271
                                                        ------------

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     MEDIA - 4.7%
     Gannett Co., Inc.
       4.250%, due 01/18/06..................... $16,000,000 $ 15,967,889
                                                             ------------
                                                               15,967,889
                                                             ------------
                                                              301,754,308
                                                             ------------

     FOREIGN CERTIFICATE OF DEPOSIT - 1.5%
     Depfa Bank Plc
       4.250%, due 01/06/06.....................   5,000,000    4,997,049
                                                             ------------

     FOREIGN GOVERNMENT & AGENCY - 4.7%
     Bank Ireland Governor & Co.
       4.275%, due 01/18/06.....................  16,000,000   15,967,700
                                                             ------------

     MEDIUM-TERM NOTE - 4.3%
     Stanfield Victoria Finance Ltd.
       4.330%, due 01/17/06.....................  14,423,000   14,395,244
                                                             ------------
     Total Short-Term Investments
     (Cost $337,114,301)                                      337,114,301
                                                             ------------

     TOTAL INVESTMENTS - 100.2%
     (Cost $337,114,301)                                      337,114,301

     Other Assets and Liabilities (net) - (0.2)%                 (711,622)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $336,402,679
                                                             ============

                       See notes to financial statements

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2005


                                                                Capital Appreciation  High Yield Bond Managed Assets
                                                                        Fund               Trust          Trust
                                                                --------------------  --------------- --------------
ASSETS
   Investments, at value (Note 2)*                                    $1,140,672,837     $115,272,390   $276,559,808
   Cash                                                                          216              230         76,100
   Cash denominated in foreign currencies**                                       --              123             10
   Receivable for investments sold                                                --               --        501,735
   Receivable for Trust shares sold                                           15,753           23,391         16,121
   Dividends receivable                                                      252,577            5,388        235,498
   Interest receivable                                                        13,438        2,225,070      1,006,229
   Receivable from investment adviser (Note 4)                                    --               --             --
   Other assets                                                               51,838            5,747         13,680
                                                                --------------------  --------------- --------------
       Total assets                                                    1,141,006,659      117,532,339    278,409,181
                                                                --------------------  --------------- --------------
LIABILITIES
   Payables for:
       Investments purchased                                                      --          159,830        476,457
       Trust shares redeemed                                               2,916,288           50,224        246,126
       Income distribution payable                                                --               --             --
       Investment advisory fee payable (Note 4)                              631,929           43,526        118,843
       Administration fee payable (Note 4)                                    60,814            5,892         14,261
       Custodian fees payable                                                     --           16,457          6,878
   Accrued expenses                                                          130,567           39,736         59,531
                                                                --------------------  --------------- --------------
       Total liabilities                                                   3,739,598          315,665        922,096
                                                                --------------------  --------------- --------------
NET ASSETS                                                            $1,137,267,061     $117,216,674   $277,487,085
                                                                ====================  =============== ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                    $1,000,454,001     $108,389,668   $236,679,484
   Accumulated net realized gain (loss)                                 (299,657,453)         584,692      7,638,125
   Unrealized appreciation (depreciation) on investments,
       futures contracts and foreign currency                            436,470,658          495,049     27,085,452
   Accumulated undistributed (distributions in excess of)
       net investment income                                                    (145)       7,747,265      6,084,024
                                                                --------------------  --------------- --------------
NET ASSETS                                                            $1,137,267,061     $117,216,674   $277,487,085
                                                                ====================  =============== ==============
CAPITAL SHARES OUTSTANDING                                                14,528,622       11,669,983     16,134,334
                                                                ====================  =============== ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE                          $        78.28     $      10.04   $      17.20
                                                                ====================  =============== ==============

---------------------------------------------------------------------------------------------------------------------
* Investments at cost                                                 $  704,194,882     $114,777,327   $249,474,358
**Cost of cash denominated in foreign currencies                                  --              126              8

                                                                Money Market
                                                                 Portfolio
                                                                ------------
ASSETS
   Investments, at value (Note 2)*                              $337,114,301
   Cash                                                                  654
   Cash denominated in foreign currencies**                               --
   Receivable for investments sold                                        --
   Receivable for Trust shares sold                                   70,709
   Dividends receivable                                                   --
   Interest receivable                                                    --
   Receivable from investment adviser (Note 4)                        18,120
   Other assets                                                       14,153
                                                                ------------
       Total assets                                              337,217,937
                                                                ------------
LIABILITIES
   Payables for:
       Investments purchased                                              --
       Trust shares redeemed                                          66,974
       Income distribution payable                                   570,174
       Investment advisory fee payable (Note 4)                       90,207
       Administration fee payable (Note 4)                            16,736
       Custodian fees payable                                          6,112
   Accrued expenses                                                   65,055
                                                                ------------
       Total liabilities                                             815,258
                                                                ------------
NET ASSETS                                                      $336,402,679
                                                                ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                              $336,402,733
   Accumulated net realized gain (loss)                               (8,019)
   Unrealized appreciation (depreciation) on investments,
       futures contracts and foreign currency                             --
   Accumulated undistributed (distributions in excess of)
       net investment income                                           7,965
                                                                ------------
NET ASSETS                                                      $336,402,679
                                                                ============
CAPITAL SHARES OUTSTANDING                                       336,402,733
                                                                ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE                    $       1.00
                                                                ============

-----------------------------------------------------------------------------
* Investments at cost                                           $337,114,301
**Cost of cash denominated in foreign currencies                          --

                       See notes to financial statements

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005


                                                                          Capital      High Yield    Managed       Money
                                                                        Appreciation      Bond       Assets       Market
                                                                            Fund         Trust        Trust      Portfolio
                                                                        ------------  -----------  -----------  -----------
INVESTMENT INCOME:
    Dividends (1)                                                       $  5,547,953  $    57,101  $ 3,220,681  $        --
    Interest                                                               2,064,135    8,296,219    4,593,464   10,765,858
                                                                        ------------  -----------  -----------  -----------
       Total investment income                                             7,612,088    8,353,320    7,814,145   10,765,858
                                                                        ------------  -----------  -----------  -----------
EXPENSES:
    Investment advisory fee (Note 4)                                       7,347,893      501,713    1,412,933    1,064,045
    Administration fees (Note 4)                                             634,624       67,757      169,552      197,472
    Custody fees                                                              58,717       47,924       42,561       28,601
    Audit                                                                     29,333       21,543       27,923       20,941
    Legal                                                                     32,631       20,509       21,640       25,360
    Trustee fees and expenses                                                 12,245        9,000       10,315        9,009
    Shareholder reporting                                                    105,960       14,064       33,861       40,740
    Insurance                                                                 40,246        3,901       12,103       12,006
    Other                                                                      2,079        1,861        2,284           --
                                                                        ------------  -----------  -----------  -----------
       Total expenses                                                      8,263,728      688,272    1,733,172    1,398,174
       Less fees waived and expenses reimbursed by the adviser                    --           --           --      (81,761)
                                                                        ------------  -----------  -----------  -----------
    Net expenses                                                           8,263,728      688,272    1,733,172    1,316,413
                                                                        ------------  -----------  -----------  -----------
    Net investment income (loss)                                            (651,640)   7,665,048    6,080,973    9,449,445
                                                                        ------------  -----------  -----------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                       129,519,570    1,080,675    7,976,681         (214)
       Futures contracts                                                          --           --      (94,393)          --
       Foreign currency related transactions                                (153,161)          87           --           --
                                                                        ------------  -----------  -----------  -----------
          Net realized gain (loss) on investments, futures
            contracts and foreign currency related transactions          129,366,409    1,080,762    7,882,288         (214)
                                                                        ------------  -----------  -----------  -----------
    Unrealized appreciation (depreciation) on investments, futures contracts and foreign currency
          Beginning of year                                              386,491,310    7,613,711   30,719,411           --
          End of year                                                    436,470,658      495,049   27,085,452           --
                                                                        ------------  -----------  -----------  -----------
    Net change in unrealized appreciation (depreciation) on
       investments and foreign currency                                   49,979,348   (7,118,662)  (3,633,959)          --
                                                                        ------------  -----------  -----------  -----------
    Net realized and unrealized gain (loss) on investments, futures
       contracts and foreign currency related transactions               179,345,757   (6,037,900)   4,248,329         (214)
                                                                        ------------  -----------  -----------  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $178,694,117  $ 1,627,148  $10,329,302  $ 9,449,231
                                                                        ============  ===========  ===========  ===========

----------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                      $     75,878  $        --  $       356  $        --

                       See notes to financial statements

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENTS OF CHANGES IN NET ASSETS



                                                 Capital Appreciation Fund         High Yield Bond Trust
                                              ------------------------------    --------------------------
                                                Year Ended      Year Ended       Year Ended    Year Ended
                                               December 31,    December 31,     December 31,  December 31,
                                                   2005           2004*             2005         2004*
                                              --------------------------------  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)               $     (651,640) $   (1,463,757)   $  7,665,048  $  6,907,148
   Net realized gain (loss) on investments,
       futures contracts and foreign
       currency related transactions             129,366,409     (47,038,979)      1,080,762      (362,305)
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts and foreign
       currency related transactions              49,979,348     223,220,300      (7,118,662)    1,617,958
   Net increase from payment by affiliates
       (Note 4)                                           --              --              --        75,068
                                              --------------  --------------    ------------  ------------
   Net increase in net assets resulting from
       operations                                178,694,117     174,717,564       1,627,148     8,237,869
                                              --------------  --------------    ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                             --              --          (5,879)   (6,987,891)
   From net realized gains                                --              --              --       (65,843)
                                              --------------  --------------    ------------  ------------
   Net decrease in net assets resulting from
       distributions                                      --              --          (5,879)   (7,053,734)
                                              --------------  --------------    ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 7):
   Proceeds from shares sold                      17,215,233       4,387,734      23,441,319    19,629,157
   Net asset value of shares issued through
       dividend reinvestment                              --              --           5,879     7,053,734
   Cost of shares repurchased                   (100,985,962)   (122,503,664)    (14,390,752)  (17,180,397)
                                              --------------  --------------    ------------  ------------
   Net increase (decrease) in net assets
       from capital share transactions           (83,770,729)   (118,115,930)      9,056,446     9,502,494
                                              --------------  --------------    ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           94,923,388      56,601,634      10,677,715    10,686,629
   Net assets at beginning of year             1,042,343,673     985,742,039     106,538,959    95,852,330
                                              --------------  --------------    ------------  ------------
   Net assets at end of year                  $1,137,267,061  $1,042,343,673    $117,216,674  $106,538,959
                                              ==============  ==============    ============  ============
   Net assets at end of year includes
       accumulated undistributed
       (distributions in excess of) net
       investment income                      $         (145) $           --    $  7,747,265  $    (28,233)
                                              ==============  ==============    ============  ============

* Audited by other Independent Registered Public Accounting Firm. (Note 11)

                       See notes to financial statements

   Managed Assets Trust          Money Market Portfolio
----------------------------  -----------------------------
 Year Ended    Year Ended       Year Ended     Year Ended
December 31,  December 31,     December 31,   December 31,
    2005         2004*             2005          2004*
----------------------------  -----------------------------
$  6,080,973  $  6,677,914    $   9,449,445  $   3,375,116

   7,882,288    11,807,350             (214)            16


  (3,633,959)    7,564,971               --             --
          --            --               --             --
------------  ------------    -------------  -------------
  10,329,302    26,050,235        9,449,231      3,375,132
------------  ------------    -------------  -------------
     (45,070)   (6,765,497)      (9,449,445)    (3,375,116)
  (1,756,536)   (2,452,309)              --             --
------------  ------------    -------------  -------------
  (1,801,606)   (9,217,806)      (9,449,445)    (3,375,116)
------------  ------------    -------------  -------------
   5,388,198     7,924,859      210,694,050    183,076,228
   1,801,606     9,217,806        9,113,502      3,223,605
 (35,479,366)  (26,600,443)    (186,351,355)  (229,178,505)
------------  ------------    -------------  -------------
 (28,289,562)   (9,457,778)      33,456,197    (42,878,672)
------------  ------------    -------------  -------------
 (19,761,866)    7,374,651       33,455,983    (42,878,656)
 297,248,951   289,874,300      302,946,696    345,825,352
------------  ------------    -------------  -------------
$277,487,085  $297,248,951    $ 336,402,679  $ 302,946,696
============  ============    =============  =============

$  6,084,024  $     48,121    $       7,965  $       7,965
============  ============    =============  =============

                       See notes to financial statements

FINANCIAL HIGHLIGHTS


                                            NET ASSET                   NET REALIZED/             DIVIDENDS  DISTRIBUTIONS
                                            VALUE                       UNREALIZED     TOTAL FROM FROM NET   FROM NET
                                            BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT REALIZED
SELECTED PER SHARE DATA FOR THE YEAR ENDED: YEAR         INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME     CAPITAL GAINS
         CAPITAL APPRECIATION FUND          ------------ -------------- -------------- ---------- ---------- -------------

           12/31/2005                          $66.23     $ (0.04)(a)    $ 12.09 (a)    $  12.05   $    --      $    --
           12/31/2004++                         55.41       (0.09)(a)      10.91 (a)       10.82        --           --
           12/31/2003++                         44.38        0.07 (a)      10.99 (a)       11.06    (0.03)           --
           12/31/2002++                         60.30        0.14 (a)     (15.24)(a)     (15.10)    (0.81)           --
           12/31/2001++                         82.01        0.61 (a)     (22.01)(a)     (21.40)    (0.31)           --
-------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------
         HIGH YIELD BOND TRUST              ------------ -------------- -------------- ---------- ---------- -------------

           12/31/2005                          $ 9.91     $  0.67 (a)    $ (0.54)(a)    $   0.13   $   --+      $    --
           12/31/2004++                          9.76        0.70 (a)       0.16 (a)        0.86    (0.70)       (0.01)
           12/31/2003++                          8.11        0.77 (a)       1.59 (a)        2.36    (0.71)           --
           12/31/2002++                          9.04        0.78 (a)      (0.40)(a)        0.38    (1.31)           --
           12/31/2001++                          8.77        0.80 (a)       0.04 (a)        0.84    (0.57)           --
-------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------
         MANAGED ASSETS TRUST               ------------ -------------- -------------- ---------- ---------- -------------

           12/31/2005                          $16.67     $  0.36 (a)    $  0.27 (a)    $   0.63   $   --+      $(0.10)
           12/31/2004++                         15.72        0.37 (a)       1.11 (a)        1.48    (0.39)       (0.14)
           12/31/2003++                         13.20            0.39           2.51        2.90    (0.38)           --
           12/31/2002++                         15.55            0.45         (1.79)      (1.34)    (0.92)       (0.09)
           12/31/2001++                         17.94        0.49 (a)      (1.40)(a)      (0.91)    (0.46)       (1.02)
-------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------
         MONEY MARKET PORTFOLIO             ------------ -------------- -------------- ---------- ---------- -------------

           12/31/2005                          $ 1.00     $  0.03 (a)    $    -- (a)    $   0.03   $(0.03)      $    --
           12/31/2004++                          1.00            0.01         (0.01)          --        --           --
           12/31/2003++                          1.00           0.008        (0.008)          --        --           --
           12/31/2002++                          1.00           0.014        (0.014)          --        --           --
           12/31/2001++                          1.00           0.036        (0.036)          --        --           --
-------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------

* Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate account such as administration fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the year.
(b) The adviser fully reimbursed the Fund for losses incurred resulting from violations of the Fund's investment restrictions. Without this reimbursement, the Fund's total return would have been 8.64%.
++ Audited by other Independent Registered Public Accounting Firm. (Note 11)

                       See notes to financial statements

                                                                          RATIO OF      RATIO OF NET
                                                              RATIO OF    EXPENSES TO   INVESTMENT
                        NET ASSET               NET ASSETS    EXPENSES TO AVERAGE NET   INCOME (LOSS)
RETURN OF TOTAL         VALUE END               END OF YEAR   AVERAGE NET ASSETS BEFORE TO AVERAGE    PORTFOLIO
CAPITAL   DISTRIBUTIONS OF YEAR   TOTAL RETURN* (IN MILLIONS) ASSETS      REIMBURSEMENT NET ASSETS    TURNOVER RATE
--------- ------------- --------- ------------- ------------- ----------- ------------- ------------- -------------

     $--     $    --     $78.28       18.19%       $1,137        0.78%        0.78%        (0.06)%          30%
 (0.00)+          --      66.23        19.53        1,042         0.81         0.82         (0.15)          16
  (0.01)      (0.03)      55.41        24.91          986         0.82         0.82           0.14          59
      --      (0.82)      44.38      (25.09)          864         0.84         0.84           0.27          52
      --      (0.31)      60.30      (26.09)        1,300         0.84         0.84           0.91          47
--------- ------------- --------- ------------- ------------- ----------- ------------- ------------- -------------
--------- ------------- --------- ------------- ------------- ----------- ------------- ------------- -------------

     $--     $    --     $10.04        1.32%       $  117        0.61%        0.61%          6.79%         103%
      --      (0.71)       9.91      8.75(b)          107         0.60         0.63           7.08          79
      --      (0.71)       9.76        29.15           96         0.65         0.65           8.28          80
      --      (1.31)       8.11         4.57           61         0.71         0.71           8.81         100
      --      (0.57)       9.04         9.55           50         0.73         0.73           8.79         110
--------- ------------- --------- ------------- ------------- ----------- ------------- ------------- -------------
--------- ------------- --------- ------------- ------------- ----------- ------------- ------------- -------------

     $--     $(0.10)     $17.20        3.84%       $  277        0.61%        0.61%          2.15%          56%
      --      (0.53)      16.67         9.44          297         0.60         0.61           2.31          64
      --      (0.38)      15.72        21.98          290         0.59         0.59           2.64          84
      --      (1.01)      13.20       (8.60)          251         0.61         0.61           2.80          39
      --      (1.48)      15.55       (5.08)          308         0.59         0.59           2.95          59
--------- ------------- --------- ------------- ------------- ----------- ------------- ------------- -------------
--------- ------------- --------- ------------- ------------- ----------- ------------- ------------- -------------

     $--     $(0.03)     $ 1.00        2.90%       $  336        0.40%        0.42%          2.87%         N/A
      --          --       1.00         1.01          303         0.40         0.42           1.00         N/A
      --          --       1.00         0.78          346         0.40         0.42           0.78         N/A
      --          --       1.00         1.39          393         0.40         0.42           1.38         N/A
      --          --       1.00         3.71          353         0.40         0.42           3.46         N/A
--------- ------------- --------- ------------- ------------- ----------- ------------- ------------- -------------

                       See notes to financial statements

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


1. ORGANIZATION

Capital Appreciation Fund ("CAF"), High Yield Bond Trust ("HYBT"), Managed Assets Trust ("MAT") and Money Market Portfolio ("MMP") (collectively, the "Funds") are each a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. Shares of the Funds are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various affiliated life insurance companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies consistently followed by the Funds. These policies are in conformity with Accounting Principles generally accepted in the United States, hereinafter referred to as generally accepted accounting principles ("GAAP"). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

A. INVESTMENT VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds' Boards of Trustees. For CAF, HYBT, and MAT, short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair market value. For MMP, money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates fair market value. This method involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. MMP's use of amortized cost is subject to its compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

B. REPURCHASE AGREEMENTS - When entering into repurchase agreements, it is the Funds' policy that their custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

C. FINANCIAL FUTURES CONTRACTS - The Funds may enter into financial futures contracts typically to hedge a portion of the portfolios. Upon entering into a financial futures contract, the Funds are required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Funds recognize an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Funds could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

D. FORWARD FOREIGN CURRENCY CONTRACTS - Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-US dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

E. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Dividend income on foreign securities is recorded net of any applicable withholding tax. The cost of investments sold is determined by use of the specific identification method.

F. FOREIGN CURRENCY TRANSLATION - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

G. DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income for CAF, HYBT and MAT, if any, are declared at least annually. Distributions from net investment income on shares of MMP are declared each business day to shareholders of record that day, and are paid on the last business day of the month. Distributions of net realized gains to shareholders of the Funds, if any, are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

H. FEDERAL AND OTHER TAXES - It is the Funds' policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended ("the Code"), applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds' financial statements. It is also the Funds' policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a Fund will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences that relate to wash sales, treatment of passive foreign investment company marked to market, and book/tax differences in premium amortization.

The Funds utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2005, the accumulated capital loss carryforwards and expiration dates by the Funds were as follows:

                           Expiring    Expiring     Expiring    Expiring    Expiring
Portfolio                 12/31/2009  12/31/2010   12/31/2011  12/31/2012  12/31/2013    Total
---------                 ----------- ----------- ------------ ----------- ---------- ------------

Capital Appreciation Fund $66,292,199 $74,123,366 $104,924,615 $52,569,301    $ --    $297,909,481

High Yield Bond Trust              --          --           --          --      --              --

Managed Assets Trust               --          --           --          --      --              --

Money Market Portfolio             --       7,645          146          --     228           8,019

I. RECLASSIFICATION - GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

3. INVESTMENT RISK

HYBT invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield instruments reflect, among other things, perceived credit risk. HYBT's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


3. INVESTMENT RISK - CONTINUED

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

4. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Travelers Asset Management International Company LLC ("TAMIC") acts as investment adviser to the Funds. TAMIC is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. Effective July 1, 2005, TAMIC became an indirect wholly owned subsidiary of MetLife, Inc. Prior to that date, TAMIC was an indirect wholly-owned subsidiary of Citigroup, Inc. ("Citigroup"). Each Fund pays TAMIC an investment advisory fee calculated daily and paid monthly at the annual rate of their respective Fund's average daily net assets as follows:

                          Management Fees earned by
                          TAMIC for the Year ended
Portfolio                     December 31, 2005     % per annum Average Daily Assets
---------                 ------------------------- ----------- --------------------

Capital Appreciation Fund        $7,347,893            0.65%    First $1 Billion

                                                       0.60%    Over $1 Billion

High Yield Bond Trust               501,713            0.50%    First $50 Million

                                                       0.40%    Over $50 Million to $150 Million

                                                       0.30%    Over $150 Million to $250 Million

                                                       0.25%    Over $250 Million

Managed Assets Trust              1,412,933            0.50%    All

Money Market Portfolio            1,064,045           0.3233%   First $100 Million
                                                      0.3233%   Over $100 Million

TAMIC has entered into a sub-advisory agreement with TIMCO Asset Management, Inc. ("TIMCO") (formerly The Travelers Investment Management Company), an indirect wholly-owned subsidiary of Citigroup. Pursuant to the sub-advisory agreement, TIMCO is responsible for the day-to-day portfolio operations and investment decisions for the equity portion of MAT and is compensated for such services by TAMIC at an annual rate of 0.30% of the average daily net assets of MAT. On July 1, 2005, TAMIC entered into a subadvisory agreement with Salomon Brothers Asset Management Inc. ("SaBAM"), an indirect wholly-owned subsidiary of Legg Mason, Inc. Prior to December 1, 2005, SaBAM was an indirect wholly-owned subsidiary of Citigroup. Pursuant to the sub-advisory agreement, SaBAM is responsible for the day-to-day portfolio operations and investment decisions for the fixed-income portion of MAT and is compensated for such services by TAMIC at an annual rate of 0.25% of the average daily net assets of MAT. Prior to July 1, 2005 the fixed-income portion of MAT was managed directly by TAMIC without a subadviser.

TAMIC has also entered into a sub-advisory agreement with Janus Capital Management LLC ("Janus"). Pursuant to the sub-advisory agreement, Janus is responsible for the day-to-day portfolio operations and investment decisions for CAF and is compensated for such services by TAMIC at an annual rate of the Fund's average daily net assets as follows:

                 Average Daily Net Assets     Sub Advisory Fee
                 ------------------------     ----------------

                 First $50 Million                  0.40%

                 $50 Million to $150 Million       0.375%

                 $150 Million to $750 Million       0.35%

                 $750 Million to $1 Billion        0.325%

                 Over $1 Billion                   0.325%

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


4. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

On July 1, 2005, TAMIC entered into a sub-advisory agreement with SaBAM, an indirect wholly-owned subsidiary of Legg Mason, Inc. Prior to December 1, 2005, SaBAM was and indirect wholly-owned subsidiary of Citigroup. Pursuant to the sub-advisory agreement, SaBAM is responsible for the day to day portfolio operations and investment decisions for the HYBT, and MMP and is compensated for such services by TAMIC. Prior to July 1, 2005, HYBT and MMP were managed directly by TAMIC without a subadviser.

                                   % per annum Average Daily Assets
            -                      ----------- --------------------

            High Yield Bond Trust      0.40%    All

            Money Market Portfolio     0.15%    First $100 Million

                                      0.075%    Over $100 Million

The Travelers Insurance Company ("TIC"), an indirect wholly-owned subsidiary of MetLife, acts as the Funds' administrator. As compensation for its services, the Funds pay TIC an administration fee calculated at the annual rate of 0.06% of each Fund's average daily net assets. The fee is calculated daily and paid monthly.

Effective July 1, 2005, TIC entered into a sub-administrative service agreement with State Street Bank and Trust Company ("State Street"), to serve as sub-administrator to the Funds. Smith Barney Fund Management LLC ("SBFM") served as sub-administrator to the Funds until June 30, 2005 and was paid a fee calculated at an annual rate of 0.02% of the respective average daily net assets of each Fund, plus $30,000 per Fund, subject to a maximum of 0.06% of each respective Fund's average daily net assets.

PFPC Inc. acts as the transfer agent for the Funds. Prior to July 1, 2005, Citigroup Trust Bank, fsb. ("CTB"), a subsidiary of Citigroup, acted as the Funds' transfer agent. For the year ended December 31, 2005, the Funds did not pay transfer agent fees to CTB.

During the year ended December 31, 2005, the Funds had a contractual expense limitation in place of 1.25% for MAT, HYBT and CAF and 0.40% for MMP. As a result, TIC has agreed to reimburse MMP for certain expenses in the amount of $81,761. This expense limitation is renewed annually and can be terminated at any time by TIC with 60 days' notice.

During the year ended December 31, 2004, TAMIC reimbursed HYBT in the amount of $75,068 for losses incurred resulting from violations of HYBT's investment restrictions.

Prior to July 1, 2005, all officers and one Trustee of the Funds were employees of Citigroup or its affiliates and did not receive compensation from the Funds.

5. INVESTMENTS

During the year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

                                    Purchase                  Sales
                             ----------------------- -----------------------
   Portfolio                  US Gov't   Non-Gov't    US Gov't   Non-Gov't
   ---------                 ---------- ------------ ---------- ------------

   Capital Appreciation Fund         -- $291,891,393         -- $415,216,921

   High Yield Bond Trust             --  119,386,011         --  105,400,151

   Managed Assets Trust      53,949,967  100,301,638 50,037,011  126,825,221

At December 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

                                            Gross        Gross      Net Unrealized
                          Federal Income  Unrealized   Unrealized   Appreciation/
Portfolio                    Tax Cost    Appreciation Depreciation  (Depreciation)
---------                 -------------- ------------ ------------  --------------
Capital Appreciation Fund  $705,942,854  $436,716,422 $ (1,986,439)  $434,729,983
High Yield Bond Trust       114,810,417     3,452,201   (2,990,228)       461,973
Managed Assets Trust        250,065,163    39,842,827  (13,348,182)    26,494,645
Money Market Portfolio      337,114,301            --           --             --

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended December 31, 2005 and 2004 were as follows:

                                                          Long Term  Long Term
                          Ordinary Income Ordinary Income Cap Gain   Cap Gain
Portfolio                      2005            2004         2005       2004     Total 2005 Total 2004
---------                 --------------- --------------- ---------- ---------- ---------- ----------
Capital Appreciation Fund   $       --      $       --    $       -- $       -- $       -- $       --
High Yield Bond Trust            5,879       6,987,891            --     65,843      5,879  7,053,734
Managed Assets Trust            45,070       6,765,497     1,756,536  2,452,309  1,801,606  9,217,806
Money Market Portfolio       9,449,445       3,375,116            --         --  9,449,445  3,375,116

As of December 31, 2005, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                          Undistributed Undistributed   Unrealized
                            Ordinary      Long-Term    Appreciation  Loss Carryforward
Portfolio                    Income         Gain      (Depreciation)   and Deferrals       Total
---------                 ------------- ------------- -------------- ----------------- ------------
Capital Appreciation Fund  $       --    $       --    $434,722,686    $(297,909,626)  $136,813,060
High Yield Bond Trust       7,747,265       617,782         461,959               --      8,827,006
Managed Assets Trust        6,698,506     7,614,448      26,494,647               --     40,807,601
Money Market Portfolio          7,965            --              --           (8,019)           (54)

7. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest. The shares of the Funds, with the exception of MMP, are authorized and issued without par value. MMP shares are authorized and issued with a par value of $0.10 per share. Transactions in shares of each Fund were as follows:

                                                   SHARES ISSUED               NET INCREASE
                                                   THROUGH                     (DECREASE)
                           BEGINNING   SHARES      DIVIDEND      SHARES        IN SHARES    ENDING
                           SHARES      SOLD        REINVESTMENT  REPURCHASED   OUTSTANDING  SHARES
CAPITAL APPRECIATION FUND  ----------- ----------- ------------- ------------- ------------ -----------

  12/31/2005                15,738,433     240,764          --     (1,450,575)  (1,209,811)  14,528,622
  12/31/2004                17,790,470      76,603          --     (2,128,640)  (2,052,037)  15,738,433
-------------------------  ----------- ----------- ------------- ------------- ------------ -----------
HIGH YIELD BOND TRUST      ----------- ----------- ------------- ------------- ------------ -----------

  12/31/2005                10,751,548   2,368,775         595     (1,450,935)      918,435  11,669,983
  12/31/2004                 9,819,304   1,945,067     712,609     (1,725,432)      932,244  10,751,548
-------------------------  ----------- ----------- ------------- ------------- ------------ -----------
MANAGED ASSETS TRUST       ----------- ----------- ------------- ------------- ------------ -----------

  12/31/2005                17,832,560     322,952     108,990     (2,130,168)  (1,698,226)  16,134,334
  12/31/2004                18,436,722     494,356     553,631     (1,652,149)    (604,162)  17,832,560
-------------------------  ----------- ----------- ------------- ------------- ------------ -----------
MONEY MARKET PORTFOLIO     ----------- ----------- ------------- ------------- ------------ -----------

  12/31/2005               302,946,536 210,694,050   9,113,502   (186,351,355)   33,456,197 336,402,733
  12/31/2004               345,825,208 183,076,228   3,223,605   (229,178,505) (42,878,672) 302,946,536
-------------------------  ----------- ----------- ------------- ------------- ------------ -----------

8. ADDITIONAL INFORMATION

On May 31, 2005, the U.S. Securities and Exchange Commission ("SEC") issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC ("SBFM") and Citigroup Global Markets Inc. ("CGMI") relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the "Funds"), which included the Funds ("TL&A Funds") until July 1, 2005.

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 ("Advisers Act"). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the Boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that First Data Investors Services Group ("First Data"), the Funds' then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before. Additionally, the SEC order finds that Citigroup Asset Management ("CAM"), the Citigroup business unit that includes each Fund's sub-administrator, SBFM, had entered into a side

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



8. ADDITIONAL INFORMATION - CONTINUED

letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds' boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds' best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. In addition, Travelers Life & Annuity and CAM reviewed the adequacy and accuracy of the disclosure provided to the TL&A Fund boards at the time the revised transfer agency arrangement was discussed with the boards and concluded that the transfer agency fees paid to CTB, for the period from June 1, 1999 to August 23, 2004, by the TL&A Funds that did not have expense caps in effect should be reimbursed with interest to the TL&A Funds. The reimbursement occurred on November 1, 2004.

The remaining $183.7 million to be paid under the SEC order, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

9. OTHER MATTERS

On July 1, 2005, MetLife, Inc., a Delaware corporation ("MetLife"), acquired all of the outstanding shares of capital stock of certain indirect subsidiaries held by Citigroup, including TIC, The Travelers Life and Annuity Company, a wholly owned subsidiary of TIC and certain other domestic insurance companies of Citigroup and substantially all of Citigroup's international insurance businesses for $11.8 billion. The sale also included TIC's affiliated investment adviser, TAMIC, which serves as the investment adviser to the Funds.

TIC filed a Form 8-K Current Report with The United States Securities and Exchange Commission on July 8, 2005, with additional information about the transaction.

On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As a result, SaBAM, which serves as subadviser to HYBT, MAT and MMP, and TIMCO, which also serves as subadviser for MAT, has each become a wholly-owned subsidiary of Legg Mason. Under the Investment Company Act of 1940, consummation of the transaction resulted in automatic termination of the subadvisory agreements between SaBAM and TAMIC for HYBT, MAT and MMP, and TIMCO and TAMIC for MAT.

10. REORGANIZATIONS

The following Fund reorganization was approved by the Board of Trustees of the MMP on November 10, 2005. The reorganization will be presented to shareholders on or about March 14, 2006. If approved by shareholders, the reorganization will occur on or about May 1, 2006. The proposed reorganization provides for the acquisition of all the assets of MMP in exchange for shares of BlackRock Money Market Portfolio (a series of Metropolitan Series Fund, Inc.).

The following Fund reorganization was approved by the Board of Trustees of the CAF on January 25, 2006. The reorganization will be presented to shareholders on or about April 12, 2006. If approved by shareholders, the reorganization will occur on or about May 1, 2006. The proposed reorganization provides for the acquisition of all the assets of CAF in exchange for shares of Janus Capital Appreciation Portfolio (a series of Met Investors Series Trust).

The following Fund reorganization was approved by the Board of Trustees of the HYBT on January 25, 2006. The reorganization will be presented to shareholders on or about April 12, 2006. If approved by shareholders, the reorganization will occur on or about May 1, 2006. The proposed reorganization provides for the acquisition of all the assets of HYBT in exchange for shares of Western Asset Management High Yield Bond Portfolio (a series of Metropolitan Series Fund, Inc.).

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



10. REORGANIZATIONS - CONTINUED

The following Fund reorganization was approved by the Board of Trustees of MAT on January 25, 2006. The reorganization will be presented to shareholders on or about April 12, 2006. If approved by shareholders, the reorganization will occur on or about May 1, 2006. The proposed reorganization provides for the acquisition of all the assets of MAT in exchange for shares of Legg Mason Partners Managed Assets Portfolio (a series of Met Investors Series Trust).

11. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Based on the recommendation of the Audit Committee of the Funds, the Board of Trustees determined not to retain KPMG LLP ("KPMG") as the Funds' Independent Auditor, and voted to appoint Deloitte & Touche LLP as the Funds' Independent Auditor for the fiscal year ended December 31, 2005, effective July 1, 2005. During the two most recent fiscal years and through June 30, 2005, the date the Board of Trustees notified KPMG of their decision not to retain them as the Funds' auditor, KPMG's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Funds and KPMG on accounting principles, financial statements disclosure or audit scope, which, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the disagreement in their reports.

12. SUBSEQUENT EVENT

Effective February 1, 2006, TIMCO employs a team approach to manage the equity portion of MAT. The portfolio management team is dually employed by TIMCO and Batterymarch Financial Management, Inc. ("Batterymarch"), 200 Clarendon Street, Boston, Massachusetts 02116. Batterymarch was founded in 1969 and is a subsidiary of Legg Mason, Inc. Batterymarch provides asset management services to corporations, pension plans, mutual funds and trusts and as of December 31, 2005 manages approximately $15 billion of assets.

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:
  Capital Appreciation Fund,
  High Yield Bond Trust,
  Managed Assets Trust, and
  Money Market Portfolio
  (individually a "Fund" and collectively the "Funds")

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the above referenced Funds, as of December 31, 2005, and the related statements of operations, statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2004 and the financial highlights for each of the four years in the period ended December 31, 2004 were audited by other auditors whose report, dated February 18 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each Fund as of December 31, 2005, the results of their operations, the changes in their net assets and their financial highlights for the year ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 17, 2006

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005
                                  (UNAUDITED)


FACTORS CONSIDERED BY THE BOARDS OF TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AND THE SUBADVISORY AGREEMENTS

At an in person meeting on July 20, 2005, the Boards of Trustees, including the Independent Trustees (together, the "Board") of CAP, HYBT, MAT, and MMP approved the investment advisory agreements (the "Agreements") between TAMIC and each Fund. In addition, the Board, at the in person meeting on July 20, 2005, approved the investment subadvisory agreements ("Subadvisory Agreements") between TAMIC and Janus for CAF, between TAMIC and Salomon for HYBT, MAT and MMP, and between TAMIC and TIMCO for MAT. In voting to approve the Agreements and the Subadvisory Agreements, the Board considered whether the approval of the Agreements and the Subadvisory Agreements would be in the best interests of the Funds and their shareholders, an evaluation largely based on the nature and quality of the services provided under the Agreements and the Subadvisory Agreements and the overall fairness of the Agreement and the Subadvisory Agreements to the shareholders.

As part of the process, legal counsel to the Funds requested certain information from TAMIC and from Janus, Salomon and TIMCO (the "subadvisors"), and in response such parties provided certain written and oral information to the Board in its consideration of the Agreements and Subadvisory Agreements. The Board did not identify any one factor, piece of information or written document as all important or controlling, and each Board Member attributed different weight to different factors. Prior to voting, the Board reviewed the proposed continuance of the Agreements and the Subadvisory Agreements with management and with experienced independent and fund counsel and received materials from counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and the Subadvisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Agreements and the Subadvisory Agreements in private sessions alone and with their independent counsel at which no representatives of management were present. Based on an evaluation of all material factors including those described below, the Board concluded that the Agreements and the Subadvisory Agreements were reasonable and fair and in the best interest of the Funds and their shareholders.

Specifically, the Board considered, among other factors: (a) the nature, extent and quality of the services to be provided by TAMIC and the subadvisors under the Agreements and the Subadvisory Agreements; (b) the investment performance of the Funds; (c) the cost of services to be provided and the profit realized by TAMIC and its affiliates; (d) the extent to which TAMIC and the subadvisors realize economies of scale as each Fund grows; and (e) whether the fee levels reflect these economies of scale for the benefit of the shareholders.

CONSIDERATIONS RELEVANT TO ALL FUNDS

With respect to the nature, scope and quality of the services to be provided by TAMIC, the Board considered, and expressed its satisfaction with, the level and depth of knowledge of TAMIC, including the professional experience and qualifications of its personnel as well as current staffing levels and overall resources. The Board also noted that TAMIC had been acquired by MetLife, effective on July 1, 2005, and took into account the information that the Board had received at earlier meetings in connection with its consideration of this change in control of TAMIC. The Board also noted the responsibilities that TAMIC has to the Funds, including oversight of the subadvisors' compliance with Fund policies and objectives, review of brokerage matters, oversight of general Fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Funds. Based on its consideration and review of the foregoing information, the Board determined that the Funds were likely to benefit from the nature and quality of these services, as well as TAMIC's ability to render such services based on its experience, operations and resources.

With respect to the nature, scope and quality of the services to be provided by the subadvisors, the Board considered the level and depth of knowledge of each subadvisor, including the professional experience and qualifications of their personnel as well as current staffing levels and overall resources. The Board also considered each subadvisor's management style and long-term performance record with respect to each Fund; the subadvisor's financial condition; the subadvisor's compliance systems and any disciplinary history. Based on its consideration and review of the foregoing information, the Board determined that the Funds were likely to benefit from the nature and quality of these services, as well as the subadvisors' ability to render such services based on their experience, operations and resources.

The Board also examined the fees paid by each Fund in light of fees paid to other investment managers by comparable funds and the method of computing each Fund's advisory and subadvisory fee. The Board considered the Funds' advisory fees and total expenses as compared to investment companies deemed to be comparable to the Funds as determined by an independent third party (the "expense group"), as well as to a broader group of investment companies with the same investment classification as each Fund, also as selected by the independent third party. The Board also noted the overall expense limitations that TAMIC has agreed to for the Funds. The Board noted that TAMIC's revenues, and its resulting profitability, from each Fund is the difference between the amount TAMIC receives from the Fund and what it pays to the subadvisor for that Fund. The Board also considered that each Fund pays a separate fee to an affiliate of TAMIC for administrative services performed or arranged for by that affiliate. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by TAMIC and the subadvisors, and the other factors considered, the Board concluded that the level of the fees paid to TAMIC and each subadvisor with respect to each Fund was fair and reasonable.

The Board reviewed the Funds' performance record and TAMIC's and the subadvisors' management styles and long-term performance records with the Funds and comparable funds. The Board noted that it reviews on a quarterly basis detailed information about the Funds' performance results and investment strategies. The Board also reviewed various comparative performance data provided to it in connection with its consideration of the renewal of the Agreements and Subadvisory Agreements, including, among other information, a comparison of each Fund's total return with its respective Lipper index and with that of other mutual funds deemed to be comparable by an independent third party in its report.

In terms of the profits realized by TAMIC from its relationship with the Funds, the Board noted that it was satisfied that TAMIC's profits had not been excessive in the past, and that it was not possible to predict how the recent acquisition of TAMIC by MetLife would affect its future profitability. Because the fees paid to the subadvisors are paid by TAMIC and not directly by the Funds, the Board determined that the profitability of the subadvisors was not material to the consideration of the Subadvisory Agreements. For similar reasons, while the Board did consider whether subadvisory fee breakpoints were in place for each Fund, the Board did not consider the potential economies of scale in the subadvisors' management of the Funds to be a substantial factor in its considerations.

The Board also considered the effect of the Funds' size and growth on their performance and fees. The Board considered the effective fees under the Agreement for each Fund as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Fund grow. Specifically, the Board noted that if the Funds' assets increase over time, the Funds may realize economies of scale if assets increase proportionally more than certain expenses. The Board also considered the fact that TAMIC pays subadvisory fees out of the advisory fees it receives from the Funds.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund.

CAPITAL APPRECIATION FUND

The Board noted that the performance of the Fund over both the short and long term had been very good compared to similar funds. In light of certain legal issues faced by Janus (among other mutual fund complexes) with respect to market timing activity by fund shareholders, the Board expressed satisfaction with the efforts Janus had been taking to prevent future legal and compliance issues, but noted that such efforts should continue to be monitored by TAMIC. The Board also requested that TAMIC monitor the financial health of Janus' parent company as it relates to Janus' ability to provide services to the Fund. The Board also noted that the Fund's actual advisory fees and total expenses were near the median for its expense group, although the Fund's subadvisory fees were somewhat above its subadviser expense group median. The Board further considered that the advisory and subadvisory fees for the Fund had been reduced during the past year, and that Janus had expressed willingness to agree to a further reduction in subadvisory fees that could be passed on to shareholders in a corresponding reduction of advisory fees, and requested that TAMIC pursue such a fee reduction. In addition, the Board noted that the advisory and subadvisory fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Fund's size.

HIGH YIELD BOND TRUST

The Board noted that the performance of the Fund had been very good compared to similar funds, especially over the longer term. The Board also noted that the Fund's advisory fees and total expenses were below the median of its expense group and, while the Board was not provided with subadvisory fee information for comparable funds, the Board concluded that the Fund's subadvisory fees were reasonable in light of the quality and nature of services provided by Salomon. The Board requested, however, that TAMIC monitor whether personnel changes at Salomon relating to its pending acquisition by Legg Mason might harm the Fund. The Board noted certain minor compliance problems that had occurred recently with respect to the Fund, but concluded that the appropriate steps had been taken to prevent these or similar problems from recurring. In addition, the Board noted that the advisory fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Fund's size.

MANAGED ASSETS TRUST

The Board noted that the performance of the Fund had been above average compared to similar funds over the three-, five- and ten-year time periods. The Board also noted that the Fund's advisory fees and total expenses were below the median of its expense group and, while the Board was not provided with subadvisory fee information for comparable funds, the Board concluded that the Fund's subadvisory fees were reasonable in light of the quality and nature of services provided by Salomon and TIMCO. The Board requested, however, that TAMIC monitor whether personnel changes at Salomon and TIMCO relating to their pending acquisition by Legg Mason might harm the Fund. In addition, the Board noted that the advisory and subadvisory fees did not include breakpoints reducing such fees at higher asset levels, but concluded that breakpoints were not necessary at the time in light of the Fund's relatively low advisory fees and its current assets.

MONEY MARKET PORTFOLIO

The Board noted that the performance of the Fund had generally been above average compared to similar funds. The Board also noted that the Fund's advisory fees and total expenses were below the median of its expense group and, while the Board was not provided with subadvisory fee information for comparable funds, the Board concluded that the Fund's subadvisory fees were reasonable in light of the quality and nature of services provided by Salomon. The Board requested, however, that TAMIC monitor whether personnel changes at Salomon relating to its pending acquisition by Legg Mason might harm the Fund. In addition, the Board noted that the advisory fees did not include breakpoints reducing such fees at higher asset levels, but noted that economies of scale may be less pronounced, and therefore that breakpoints may be less common, for money market fund than for other types of funds as fund assets increase.

CERTAIN MATTERS RELATING TO THE CAF, HYBT, MAT AND MMP On June 23, 2005, Citigroup Inc., the parent company of SaBAM and TIMCO, agreed to sell substantially all of its asset management business, including SaBAM and TIMCO, to Legg Mason. SaBAM is the subadviser to the CAF, HYBT and MMP (collectively the "Trusts") while both SaBAM and TIMCO are subadvisers to the MAT, and the consummation of the aforementioned transactions would result in a change of control of SaBAM and TIMCO and the automatic termination of the Trusts' and the MAT's subadvisory agreements. In connection with the anticipated change of control of SaBAM and TIMCO, the Boards approved new subadvisory agreements between TAMIC and SaBAM for the Trusts and between TAMIC and both SaBAM and TIMCO for the MAT at a special meeting of the Boards held on November 10, 2005. In considering the new subadvisory agreements for the Trusts and the MAT, the Boards met with representatives from SaBAM and TIMCO and received information regarding the proposed transactions, Legg Mason and its asset management affiliates, and Legg Mason's plans for SaBAM and TIMCO after the closing of the transactions. In approving the new subadvisory agreements, the Boards also took into consideration the factors they considered at a joint meeting held on July 20, 2005, where the Boards approved the previous subadvisory agreements with SaBAM and TIMCO, with respect to the Trusts and the MAT. In addition to these factors, the Boards also considered:

  . that the new subadvisory agreements are substantially similar to the Trusts' and the MAT's previous subadvisory agreements; and

  . the business, experience and reputation of Legg Mason and its asset management affiliates and the prominence of the Legg Mason name in the marketplace for investment advice.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, unanimously voted to approve the new subadvisory agreements between TAMIC and SaBAM for the Trusts and between TAMIC and both SaBAM and TIMCO for the MAT.

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Funds, their ages and their principal occupations during the past five years are set forth below. Each Trustee who is deemed an "interested person," as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                              Number of
                                                                                              Portfolios
                                                                                               in Fund     Other Public
                        Position(s)  Term of Office                                            Complex        Company
                         Held with   and Length of            Principal Occupation             Overseen    Directorships
Name Address and Age       Funds      Time Served            During Last Five Years          by Trustee** Held by Trustee
--------------------   ------------- -------------- ---------------------------------------- ------------ ---------------

Interested Trustees
-------------------
Elizabeth M. Forget*   Chairperson     Since July   President, Met Investors Advisory LLC         67           None
260 Madison Ave.       of the Board,   2005         (2000 to present); Executive Vice
10/th/ Floor           Chief                        President (2000 to present) and Chief
New York, NY           Executive                    Marketing Officer (2003 to present),
Age 39                 Officer and                  MetLife Investors Group, Inc; President,
                       President                    TAMIC (July 2005-present); Senior Vice
                                                    President, Equitable Distributors, Inc.
                                                    and Vice President, Equitable Life
                                                    Assurance Society of the United States
                                                    (1996 to 2000).

Disinterested Trustees
----------------------
Robert E. McGill, III  Trustee         Since 1991   Retired manufacturing executive.              39           None
295 Hancock Street                                  Director (1983-1995), Executive Vice
Williamstown, MA                                    President (1989-1994) and Senior Vice
Age 74                                              President, Finance and Administration
                                                    (1983-1989), The Dexter Corporation
                                                    (manufacturer of specialty chemicals
                                                    and materials); Vice Chairman (1990-
                                                    1992), Director (1983-1995), Life
                                                    Technologies, Inc. (life science/
                                                    biotechnology products); Director,
                                                    (1994-1999), The Connecticut Surety
                                                    Corporation (insurance); Director
                                                    (1995-2000), Chemfab Corporation
                                                    (specialty materials manufacturer);
                                                    Director (1999-2001), Ravenwood
                                                    Winery, Inc.; Director (1999-2003),
                                                    Lydall Inc. (manufacturer of fiber
                                                    materials); Member, Board of Managers
                                                    (1974-present), six Variable Annuity
                                                    Separate Accounts of The Travelers
                                                    Insurance Company+; Trustee (1990-
                                                    present), five Mutual Funds sponsored
                                                    by The Travelers Insurance Company.++

                                                                                         Number of
                                                                                         Portfolios
                                                                                          in Fund     Other Public
                     Position(s) Term of Office                                           Complex        Company
                      Held with  and Length of            Principal Occupation            Overseen    Directorships
Name Address and Age    Funds     Time Served            During Last Five Years          by Trustee  Held by Trustee
-------------------- ----------- -------------- ---------------------------------------- ---------- ------------------

Disinterested Trustees (cont.)
------------------------------
Lewis Mandell          Trustee     Since 1991   Professor of Finance and Managerial          39     Director
160 Jacobs Hall                                 Economics, University at Buffalo since              (2000-present),
Buffalo, NY                                     1998. Dean, School of Management                    Delaware North
Age 62                                          (1998-2001), University at Buffalo;                 Corp. (hospitality
                                                Dean, College of Business                           business)
                                                Administration (1995-1998), Marquette
                                                University; Professor of Finance (1980-
                                                1995) and Associate Dean (1993-
                                                1995), School of Business
                                                Administration, and Director, Center for
                                                Research and Development in Financial
                                                Services (1980-1995), University of
                                                Connecticut; Member, Board of
                                                Managers (1990-present), six Variable
                                                Annuity Separate Accounts of The
                                                Travelers Insurance Company+; Trustee
                                                (1990-present), five Mutual Funds
                                                sponsored by The Travelers Insurance
                                                Company.++

Frances M. Hawk,       Trustee     Since 1991   Private Investor, (1997-present);            39     None
CFA, CFP                                        Portfolio Manager (1992-1997), HLM
108 Oxford Hill Lane                            Management Company, Inc. (investment
Downingtown, PA                                 management); Assistant Treasurer,
Age 57                                          Pensions and Benefits. Management
                                                (1989-1992), United Technologies
                                                Corporation (broad-based designer and
                                                manufacturer of high technology
                                                products); Member, Board of Managers
                                                (1991-present), six Variable Annuity
                                                Separate Accounts of The Travelers
                                                Insurance Company+; Trustee (1991-
                                                present), five Mutual Funds sponsored
                                                by The Travelers Insurance Company.++

                                                                                              Number of
                                                                                              Portfolios
                                                                                               in Fund    Other Public
                         Position(s)  Term of Office                                           Complex       Company
                          Held with   and Length of            Principal Occupation            Overseen   Directorships
Name Address and Age        Funds      Time Served            During Last Five Years          by Trustee Held by Trustee
--------------------    ------------- -------------- ---------------------------------------- ---------- ---------------

Officers
--------
Paul Cellupica          Secretary and   Since July   Chief Counsel, Securities Products and      N/A           N/A
MetLife, Inc.           Chief Legal     2005         Regulation, MetLife, Inc. (2004-
One MetLife Plaza       Officer                      present); Vice President and Chief Legal
27-01 Queens Plaza                                   Officer, TAMIC (July 2005-present);
North Long Island City,                              Assistant Director, Division of
NY 11101                                             Investment Management, U.S. Securities
Age 41                                               and Exchange Commission (2001-
                                                     2003), Senior Special Counsel, Division
                                                     of Investment Management, Securities
                                                     and Exchange Commission (2000-
                                                     2001).

Peter Duffy             Chief           Since July   Senior Vice President, MetLife Advisers,    N/A           N/A
MetLife Advisers LLC    Financial       2005         since December 1998; Senior Vice
501 Boylston Street     Officer and                  President; NELICO; Vice President,
Boston, MA 02116        Treasurer                    MetLife; Vice President, Travelers Asset
Age 50                                               Management International Company LLC
                                                     and Travelers Investment Adviser, Inc.,
                                                     since 2005; Treasurer and Chief
                                                     Financial Officer, Metropolitan Series
                                                     Fund, Inc., since 2000; Treasurer, Chief
                                                     Financial Officer and Chief Accounting
                                                     Officer, CitiStreet Funds, Inc., since
                                                     2005; formerly, Vice President and
                                                     Treasurer, Zenith Fund.

Jeffrey P . Halperin    Interim         Since        Assistant Vice President, Corporate         N/A           N/A
Metropolitan Life       Chief           November     Ethics and Compliance Department,
Insurance Company       Compliance      2005         MetLife, Inc. (October 2002-present);
One MetLife Plaza       Officer                      Interim Chief Compliance Officer of
27-01 Queens Plaza                                   funds sponsored by MetLife and its
North Long Island City,                              affiliates (November 2005-present);
NY 11101                                             Associate, Goldman Sachs & Co.
Age 37                                               (May 2000-July 2001).

--------
* "Interested person" of the Funds (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with TAMIC.
** The Fund Complex consists of 29 series of Met Investors Series Trust, six variable annuity separate accounts and five mutual Funds. The six variable annuity accounts and five mutual funds are referenced in the footnote below.
+ The six Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, Tactical Growth and Income Stock Account for Variable Annuities, Tactical Short-Term Bond Account for Variable Annuities and Tactical Aggressive Stock Account for Variable Annuities.
++ The five Mutual Funds are: CAF, HYBT, MAT, MMP and The Travelers Series
   Trust.

Capital Appreciation Fund, High Yield Bond Trust, Managed Assets Trust, and Money Market Portfolio are each a Massachusetts business trust.

This report is prepared for the general information of variable annuity or life contract owners and is not an offer of shares of Capital Appreciation Fund, High Yield Bond Trust, Managed Assets Trust, Money Market Portfolio and is not for use with the general public. All the funds contained in this report may not be available under your variable annuity or life contract.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A FREE PROSPECTUS. INVESTORS SHOULD CONSIDER THE FUNDS' INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUNDS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the Commission's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-800-842-9406.

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-842-9406 and (2) on the SEC's website at www.sec.gov.

CAPITAL APPRECIATION FUND, HIGH YIELD BOND TRUST, MANAGED ASSETS TRUST, AND MONEY MARKET PORTFOLIO
TRUSTEES

Elizabeth M. Forget*
  CHAIRPERSON
Frances M. Hawk, CFA, CFP
Lewis Mandell
Robert E. McGill, III

OFFICERS*

Elizabeth M. Forget
PRESIDENT AND CHIEF
EXECUTIVE OFFICER

Peter H. Duffy
CHIEF FINANCIAL OFFICER AND TREASURER

Jeffrey Halperin
CHIEF COMPLIANCE OFFICER AND
CHIEF ANTI-MONEY LAUNDERING
COMPLIANCE OFFICER

Paul G. Cellupica
SECRETARY

Jack P. Huntington
ASSISTANT SECRETARY

* As of July 1, 2005

INVESTMENT MANAGER* AND ADVISERS

Travelers Asset Management International Company LLC

ADMINISTRATOR

Travelers Insurance Company

SUB-ADMINISTRATOR AND CUSTODIAN*

State Street Bank and Trust Company

TRANSFER AGENT*

PFPC Inc.

                        METROPOLITAN SERIES FUND, INC.

                                    PART C

                               OTHER INFORMATION

Item 15.Indemnification

   The Registrant is required by Article V of its By-Laws to indemnify or advance expenses to directors and officers (or former directors and officers) to the extent permitted or required by the Maryland General Corporation Law ("MGCL") and, in the case of officers (or former officers), only to the extent specifically authorized by resolution of the Board of Directors. Section 2-418 of the MGCL permits indemnification of a director against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the director in connection with any proceeding to which he has been made a party by reason of service as a director, unless it is established that (i) the director's act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. However, indemnification may not be made in any proceeding by or in the right of the corporation in which the director has been adjudged to be liable to the corporation. In addition, a director may not be indemnified in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received. Section 2-418 of the MGCL also requires a corporation, unless limited by its charter, to indemnify a director who has been successful in the defense of a proceeding against reasonable expenses incurred. Reasonable expenses incurred by a director may be paid or reimbursed by a corporation in advance of the final disposition of a proceeding upon the receipt of certain written affirmations and undertakings required by Section 2-418. Unless limited by its directors, a Maryland corporation may indemnify and advance expenses to an officer to the same extent it may indemnify a director, and is required to indemnify an officer to the extent required for a director.

   Notwithstanding the foregoing, Article V of the Registrant's By-Laws provides that nothing contained therein shall be construed to protect any director or officer against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1) (a) Articles of Incorporation of Registrant, as amended May 23, 1983, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

    (b) Articles Supplementary of Registrant, dated October 22, 1984, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

    (c) Articles Supplementary of Registrant, dated May 16, 1986, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

    (d) Articles Supplementary of Registrant, dated October 6, 1987, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

    (e) Articles Supplementary of Registrant, dated January 27, 1988, are incorporated herein by reference to Post Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

    (f) Articles Supplementary of Registrant, dated January 25,1990, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

    (g) Articles Supplementary of Registrant, dated August 3, 1990, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

    (h) Articles Supplementary of Registrant, dated December 17, 1996, are incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement filed on December 18, 1996.

    (i) Articles Supplementary of Registrant, dated September 9, 1998, are incorporated herein by reference to Post-Effective Amendment No. 23 to the Registrant's Registration Statement filed on January 11, 1999.

    (j) Articles Supplementary of Registrant, dated February 7, 2000, are incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement filed on April 6, 2000.

    (k) Articles Supplementary of Registrant, dated November 2, 2000, are incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement filed on November 30, 2000.

    (l) Articles Supplementary of Registrant, dated February 26, 2001, are incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement filed on April 4, 2001.

    (m) Articles Supplementary of Registrant, dated April 26, 2002, are incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed on April 30, 2003.

    (n) Articles Supplementary of Registrant, dated April 18, 2003, are incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed on April 30, 2003.

    (o) Articles Supplementary of Registrant, dated January 30, 2004, are incorporated herein by reference to Post Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

    (p) Articles Supplementary of Registrant, dated April 22, 2004, are incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant's Registration Statement filed on April 29, 2004.

    (q) Articles Supplementary of Registrant, dated June 16, 2004, are incorporated herein by reference to Post Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

    (r) Articles Supplementary of Registrant, dated March 3, 2005, are incorporated herein by reference to Post Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

    (s) Certificate of Correction of Articles of Amendment, dated December 1, 1983, is incorporated herein by reference to Post Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

    (t) Articles of Amendment, dated July 30, 1997, are incorporated herein by reference to Post Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

    (u) Articles of Amendment, dated October 6, 1998, are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on October 6, 1998.

    (v) Articles of Amendment, dated February 2, 1999, are incorporated herein by reference to Post Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

    (w) Articles of Amendment, dated January 11, 2000, are incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant's Registration Statement filed on January 19, 2000.

    (x) Articles of Amendment, dated March 5, 2001, are incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement filed on April 4, 2001.

    (y) Articles of Amendment, dated April 26, 2002, are incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed on April 30, 2003.

    (z) Articles of Amendment, dated April 18, 2003, are incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed on April 30, 2003.

   (aa) Articles of Amendment, dated December 11, 2003, are incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant's Registration Statement filed on April 29, 2004.

   (bb) Articles of Amendment, dated April 22, 2004, are incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant's Registration Statement filed on April 29, 2004.

   (cc) Articles of Amendment dated January 28, 2005, are incorporated herein by reference to Post Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

(2) (a) By-Laws of Registrant, as amended January 27, 1988, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

    (b) Amendment to By-Laws, dated April 24, 1997, is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on April 2, 1998.

    (c) Amended and Restated By-Laws, dated May 8, 2003, are incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant's Registration Statement filed on February 4, 2004.

(3)     None.

(4) Form of Agreement and Plan of Reorganization (filed as Exhibit A to Part A hereof) by and between (i) High Yield Bond Trust and (ii) Metropolitan Series Fund, Inc. (the "Registrant"), on behalf of the Western Asset Management High Yield Bond Portfolio, a series of the Registrant.

(5)     None.

(6) (a) Form of Advisory Agreement relating to Western Asset High Yield Bond Portfolio (filed herewith).

    (b) Form of Subadvisory Agreement relating to Western Asset High Yield Bond Portfolio (filed herewith).

(7) (a)  Form of Distribution Agreement (filed herewith).

    (b) Amended and Restated Distribution Agreement as revised May 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

(8)      None.

(9) (a) Custodian Agreement with State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

    (b) Revised schedule of remuneration is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

    (c) Amendments to Custodian Agreement are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

    (d) Amendment to Custodian Agreement is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement filed on January 29, 2002.

    (e) Agreement dated October 23, 2002 revising list of funds subject to Custodian Agreement is incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed on April 30, 2003.

    (f) Agreement dated May 30, 2003 revising list of funds subject to Custodian Agreement is incorporated by reference to Post-Effective Amendment No. 38 to the Registrant's Registration Statement filed on April 29, 2004.


(10) (a) Class B and Class E Distribution Plan as revised May 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

    (b) Class B, Class D, Class E and Class F Form of Distribution and Services Plan (filed herewith).

    (c) Form of Plan Pursuant to Rule 18f-3 Under the Investment Company Act of 1940 (filed herewith).

(11) Opinion and consent of Ropes & Gray LLP with respect to the legality of the securities being registered is incorporated by reference to the Registrant's Registration Statement on Form N-14AE filed on February 7, 2006.

(12) Opinion and consent of Sullivan and Worcester LLP on tax matters and consequences to shareholders (filed herewith).

(13)     None.

(14) Consent of Deloitte & Touche LLP with respect to High Yield Bond Trust (filed herewith).


(15) None.


(16) Powers of Attorney for H. Jesse Arnelle, Steve A. Garban, Nancy Hawthorne, John T. Ludes, Michael S. Scott Morton, Linda B. Strumpf and Arthur G. Typermass are incorporated by reference to the Registrant's Registration Statement on Form N-14AE filed on February 7, 2006.

(17) Form of Proxy and Voting Instruction Form is incorporated by reference to the Registrant's Registration Statement on Form N-14AE filed on February 7, 2006.

Item 17. Undertakings

    (a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of the Registrant's Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

    (b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registrant's Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES


   As required by the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement has been signed on behalf of the Registrant in the city of Boston and the Commonwealth of Massachusetts on the 15th day of March, 2006.


                                              Metropolitan Series Fund, Inc.

                                              By: /s/ HUGH MCHAFFIE
                                                  -----------------------------
                                                  Hugh McHaffie
                                                  President


   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and as of the date indicated.

/s/ HUGH MCHAFFIE                Chairman of the Board;         March 15, 2006
---------------------------      Chief Executive Officer;
Hugh McHaffie                    President and Director

/s/ H. JESSE ARNELLE             Director                       March 15, 2006
---------------------------
H. Jesse Arnelle*

/s/ STEVE A. GARBAN              Director                       March 15, 2006
---------------------------
Steve A. Garban*

/s/ NANCY HAWTHORNE              Director                       March 15, 2006
---------------------------
Nancy Hawthorne*

/s/ JOHN T. LUDES                Director                       March 15, 2006
---------------------------
John T. Ludes*

/s/ MICHAEL S. SCOTT MORTON      Director                       March 15, 2006
---------------------------
Michael S. Scott Morton*

/s/ LINDA B. STRUMPF             Director                       March 15, 2006
---------------------------
Linda B. Strumpf*

/s/ ARTHUR G. TYPERMASS          Director                       March 15, 2006
---------------------------
Arthur G. Typermass*

/s/ PETER DUFFY                     Treasurer; Principal       March 15, 2006
--------------------------------    Financial and
Peter Duffy                         Accounting Officer

*By: /s/ THOMAS M. LENZ                                        March 15, 2006
     --------------------------
     Thomas M. Lenz
     Attorney-in-Fact

                                 EXHIBIT INDEX


Exhibit   Item
-------   ----

(6)(a) Form of Advisory Agreement relating to Western Asset High Yield Bond Portfolio.

(6)(b) Form of Subadvisory Agreement relating to Western Asset High Yield Bond Portfolio.

(7)(a)    Form of Distribution Agreement.

(10)(b) Class B, Class D, Class E and Class F Form of Distribution and Services Plan.

(10)(c) Form of Plan Pursuant to Rule 18f-3 Under the Investment Company Act of 1940.

(12) Opinion and consent of Sullivan and Worcester LLP on the matters and consequences to shareholders.

(14)      Consent of Deloitte & Touche LLP with respect to High Yield Bond
          Trust.